                        PROSPECTUS DATED JUNE 30, 2000

                        MEDALLION EXECUTIVE VARIABLE LIFE

                A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                    ISSUED BY
                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                                   ("JHVLICO")


     The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

--------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTION             MANAGED BY
--------------------------             ----------
  Managed..............................Independence Investment Associates, Inc.
  Growth & Income .....................Independence Investment Associates, Inc.
  Fidelity VIP Contrafund(R)...........Fidelity Management and Research Company
  Equity Index ........................State Street Global Advisors
  Large Cap Value .....................T. Rowe Price Associates, Inc.
  American Leaders Large Cap Value.....Federated Investment Management Company
  Large Cap Growth ....................Independence Investment Associates, Inc.
  Large Cap Aggressive Growth..........Alliance Capital Management L.P.
  Fidelity VIP Growth..................Fidelity Management and Research Company
  AIM V.I. Value.......................A I M Advisors, Inc.
  Janus Aspen Global Technology........Janus Capital Corporation
  Mid Cap Value .......................Neuberger Berman, LLC
  Fundamental Mid Cap Growth...........OppenheimerFunds, Inc.
  Mid Cap Growth ......................Janus Capital Corporation
  Real Estate Equity ..................Independence Investment Associates, Inc.
                                       and Morgan Stanley Dean Witter Investment
                                       Management, Inc.
  Small/Mid Cap CORE ..................Goldman Sachs Asset Management
  Small/Mid Cap Growth.................Wellington Management Company, LLP
  Small Cap Value .....................INVESCO Management & Research, Inc.
  Small Cap Growth ....................John Hancock Advisers, Inc.
  MFS New Discovery....................MFS Investment Management(R)
  Global Balanced .....................Brinson Partners, Inc.
  Janus Aspen Worldwide Growth.........Janus Capital Corporation
  Templeton International Securities...Templeton Investment Counsel, Inc.
  International Equity Index ..........Independence International Associates,
                                       Inc.
  International Opportunities .........Rowe Price-Fleming International, Inc.
  Emerging Markets Equity .............Morgan Stanley Dean Witter Investment
                                       Management, Inc.
  Short-Term Bond .....................Independence Investment Associates, Inc.
  Bond Index ..........................Mellon Bond Associates, LLP
  Active Bond .........................John Hancock Advisers, Inc.
  Core Bond............................Federated Investment Management Company
  Global Bond .........................J.P. Morgan Investment Management, Inc.
  High Yield Bond .....................Wellington Management Company, LLP
  Money Market ........................John Hancock Life Insurance Company
--------------------------------------------------------------------------------

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Inc., the Templeton Variable Products Series Fund, Fidelity's Variable Insurance Products Fund and Variable Insurance Products Fund II, the Janus Aspen Series (Service Shares Class), and the MFS Variable Insurance Trust (together, "the Trusts"). In this prospectus, the investment options of the Trusts are referred to as "funds". In the prospectuses for the Trusts, the investment options may be referred to as "funds", "portfolios" or "series".

  Each Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Trusts. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for each Trust. The Trust prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                             * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *


                          JHVLICO LIFE SERVICING OFFICE
                          -----------------------------


                   EXPRESS DELIVERY            U.S. MAIL
                   ----------------            ---------
                529 Main Street (X-4)         P.O. Box 111
                Charlestown, MA 02129        Boston, MA 02117


                              PHONE: 1-800-732-5543

                               FAX: 1-617-886-3048

                            GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 21.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 28.

     . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account S. These start on page 42.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 124.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Trusts begin.

                                    **********

                                BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy. Here are the page numbers where the questions and answers appear:

QUESTION                                                    BEGINNING ON PAGE
--------                                                    -----------------

 .What is the policy?.........................................       5

 .Who owns the policy?........................................       5

 .How can I invest money in the policy?.......................       5

 .Is there a minimum amount I must invest?....................       6

 .How will the value of my investment in the policy change
 over time?..................................................       8

 .What charges will JHVLICO deduct from my investment in
 the policy?.................................................       8

 .What charges will the Trusts deduct from my investment in
 the policy?.................................................      10

 .What other charges could JHVLICO impose in the future?......      12

 .How can I change my policy's investment allocations?........      12

 .How can I access my investment in the policy?...............      13

 .How much will JHVLICO pay when the insured person dies?.....      14

 .How can I change my policy's insurance coverage?............      16

 .Can I cancel my policy after it's issued?...................      16

 .Can I choose the form in which JHVLICO pays out policy
 proceeds?...................................................      17

 .To what extent can JHVLICO vary the terms and conditions
 of its policies in particular cases?........................      18

 .How will my policy be treated for income tax purposes?......      18

 .How do I communicate with JHVLICO?..........................      18

 WHAT IS THE POLICY?

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

 WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 HOW CAN I INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Minimum premium payment

  Each premium payment must be at least $50.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
36. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed death benefit feature from terminating.

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company, or

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

 IS THERE A MINIMUM AMOUNT I MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed death benefit feature" below).

Lapse and reinstatement

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed death benefit feature is not in effect, the entire policy can lapse. In either case, if the
           ---
policy's surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed death benefit is not in effect and the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed death benefit feature

  This feature is available only if the insured person meets certain underwriting requirements. The feature guarantees that your Basic Sum Insured will not lapse during the first 5 policy years, regardless of adverse investment performance, if on each modal processing date during that 5 year period the amount of cumulative premiums you have paid (less all withdrawals from the policy) equals or exceeds the sum of all Guaranteed Death Benefit Premiums due to date. The Guaranteed Death Benefit Premium (or "GDB Premium) is defined in the policy and is "due" on each modal processing date. (The term "modal processing date" is defined under "Planned Premiums" on page 6.)

  No GDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "How much will JHVLICO pay when the insured person dies?" on page 14).

  If the Guaranteed Death Benefit test is not satisfied on any modal processing date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have until the second monthly deduction date after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will permanently lapse. You cannot restore the feature once it has lapsed.

  The guaranteed death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "How much will
     ---
JHVLICO pay when the insured person dies?" on page 14).

  If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

 HOW WILL THE VALUE OF MY INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" beginning on page 31.)

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Trust and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be
                                                                         ---
subject to the mortality and expense risk charge described on page 10. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

 If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 14.

 WHAT CHARGES WILL JHVLICO DEDUCT FROM MY INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
   ------------------
  expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
   --------------
   burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium sales charge - A charge to help defray our sales costs. The
   --------------------
   current charge is a percentage of a certain portion of the premium you pay. The percentage is 6% in policy years 1 through 10. We currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed. Because policies of this type were first offered for sale in 1999, no termination of this charge has yet occurred. In no event will this charge exceed 3% after the 10th policy year. The portion of each year's premium that is currently subject to the charge is called the "Target Premium". It's determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy. We currently impose no sales charge on premiums in excess of the Target Premium. However, we reserve the right to impose a charge of up to 3% of such excess premiums paid after the 10th policy year.

Deductions from account value

 . Account value sales charge - A monthly charge to help defray our sales
   --------------------------
   costs. This is a charge per $1,000 of Basic Sum Insured at issue that varies by age and sex and that is deducted only during the first five policy years. This charge will appear in the "Policy Specifications" section of the policy. As an example, the monthly charge for a male age 45 is 30(cents) per $1,000 of Basic Sum Insured.

 . Issue charge - A monthly charge to help defray our administrative costs.
   ------------
   This charge has two parts: (1) a flat dollar charge of $20 deducted only during the first policy year, and (2) a charge per $1,000 of Basic Sum Insured at issue that varies by age and sex and that is deducted only during the first five policy years. Both parts of this charge will appear in the "Policy Specifications" section of the policy. As an example, the second part of this monthly charge for a male age 45 is 3(cents) per $1,000 of Basic Sum Insured.

 . Maintenance charge - A monthly charge to help defray our administrative
   ------------------
   costs. This is a flat dollar charge of up to $8 (currently $6).

 . Insurance charge - A monthly charge for the cost of insurance. To
   ----------------
   determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance
                                                 -------
   rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) Higher current insurance rates are generally applicable to policies issued on a "guaranteed issue" basis, where only very limited underwriting information is obtained. This is often the case with policies issued to trustees, employers and similar entities. It is our current intention to make a credit to your account value to reflect a reduction in the insurance charge in the 10th policy year and thereafter, but such a reduction is not guaranteed. Because policies of this type were first offered for sale in 1996, no reductions have yet been made.

 . Extra mortality charge - A monthly charge specified in your policy for
   ----------------------
   additional mortality risk if the insured person is subject to certain types of special insurance risk.

 . M&E charge - A daily charge for mortality and expense risks we assume.
   ----------
   This charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of .60% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .90%.

 . Optional benefits charge - Monthly charges for any optional insurance
   ------------------------
   benefits added to the policy by means of a rider. We currently offer a number of optional riders, such as the accidental death benefit rider.

 . Partial withdrawal charge - A charge for each partial withdrawal of
   -------------------------
   account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

 WHAT CHARGES WILL THE TRUSTS DEDUCT FROM MY INVESTMENT IN THE POLICY?

  The Trusts must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 1999, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.


                                          INVESTMENT  DISTRIBUTION AND  OTHER OPERATING  TOTAL FUND   OTHER OPERATING
                                          MANAGEMENT      SERVICE        EXPENSES WITH   OPERATING     EXPENSES ABSENT
FUND NAME                                     FEE       (12B-1) FEES     REIMBURSEMENT    EXPENSES      REIMBURSEMENT
---------                                 ----------  ----------------  ---------------  ----------  ------------------
JOHN HANCOCK VARIABLE SERIES TRUST I
 (NOTE 1):
Managed ...............................     0.32%           N/A              0.03%         0.35%           0.03%
Growth & Income .......................     0.25%           N/A              0.03%         0.28%           0.03%
Equity Index...........................     0.14%           N/A              0.00%         0.14%           0.08%
Large Cap Value .......................     0.74%           N/A              0.10%         0.84%           0.11%
American Leaders Large Cap Value.......     0.80%           N/A              0.10%         0.90%           N/A
Large Cap Growth.......................     0.36%           N/A              0.03%         0.39%           0.03%
Large Cap Aggressive Growth ...........     0.98%           N/A              0.10%         1.08%           0.19%
Mid Cap Value .........................     0.80%           N/A              0.10%         0.90%           0.12%
Mid Cap Growth.........................     0.82%           N/A              0.10%         0.92%           0.11%
Fundamental Mid Cap Growth.............     0.85%           N/A              0.10%         0.95%           0.24%
Real Estate Equity.....................     0.60%           N/A              0.10%         0.70%           0.10%
Small/Mid Cap CORE.....................     0.80%           N/A              0.10%         0.90%           0.66%
Small/Mid Cap Growth...................     0.75%           N/A              0.10%         0.85%           0.10%
Small Cap Value .......................     0.80%           N/A              0.10%         0.90%           0.16%
Small Cap Growth.......................     0.75%           N/A              0.10%         0.85%           0.14%

                                          INVESTMENT  DISTRIBUTION AND  OTHER OPERATING  TOTAL FUND   OTHER OPERATING
                                          MANAGEMENT      SERVICE        EXPENSES WITH   OPERATING     EXPENSES ABSENT
FUND NAME                                     FEE       (12B-1) FEES     REIMBURSEMENT    EXPENSES      REIMBURSEMENT
---------                                 ----------  ----------------  ---------------  ----------  ------------------
Global Balanced * .....................     0.85%           N/A              0.10%         0.95%           0.46%
International Equity Index.............     0.16%           N/A              0.10%         0.26%           0.22%
International Opportunities ...........     0.87%           N/A              0.10%         0.97%           0.29%
Emerging Markets Equity ...............     1.27%           N/A              0.10%         1.37%           2.17%
Short-Term Bond .......................     0.30%           N/A              0.10%         0.40%           0.13%
Bond Index.............................     0.15%           N/A              0.10%         0.25%           0.20%
Active Bond * .........................     0.25%           N/A              0.03%         0.28%           0.03%
Core Bond .............................     0.70%           N/A              0.10%         0.80%           N/A
Global Bond ...........................     0.69%           N/A              0.10%         0.79%           0.15%
High Yield Bond .......................     0.65%           N/A              0.10%         0.75%           0.39%
Money Market...........................     0.25%           N/A              0.06%         0.31%           0.06%

AIM VARIABLE INSURANCE FUNDS, INC.:
AIM V.I. Value.........................     0.61%           N/A              0.15%         0.76%           0.15%

VARIABLE INSURANCE PRODUCTS FUND -
 SERVICE CLASS  (NOTE 2):
Fidelity VIP Growth ...................     0.58%          0.10%             0.07%         0.75%           0.09%

VARIABLE INSURANCE PRODUCTS FUND II -
 SERVICE CLASS  (NOTE 2):
Fidelity VIP Contrafund(R).............     0.58%          0.10%             0.07%         0.75%           0.10%

FRANKLIN TEMPLETON VARIABLE
 INSURANCE PRODUCTS TRUST - CLASS 2
 SHARES (NOTE 3):
Templeton International Securities  ...     0.69%          0.25%             0.19%         1.13%           0.19%

JANUS ASPEN SERIES - SERVICE SHARES
 CLASS  (NOTE 4):
Janus Aspen Global Technology .........
Janus Aspen Worldwide Growth...........

MFS VARIABLE INSURANCE TRUST
    (NOTE 5):
MFS New Discovery .....................     0.90%           N/A              0.17%         1.07%           1.59%

NOTES TO FUND EXPENSE TABLE

(1) John Hancock Variable Series Trust I funds' percentages reflect management fees and other fund expenses based on the allocation methodology and expense reimbursement policy adopted April 23, 1999. Under the policy, John Hancock Life Insurance Company voluntarily reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index). The percentages for the American Leaders Large Cap Value Fund and the Core Bond Fund are estimates because the funds were not in operation prior to the date of this prospectus.

* Global Balanced was formerly "International Balanced" and Active Bond was formerly "Sovereign Bond".

(2) A portion of the brokerage commissions that certain of the Fidelity VIP funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, the operating expenses of the funds would have been higher, as shown in the last column of this table.

(3) On February 8, 2000, shareholders of each fund approved a merger and reorganization that combined the Templeton International Equity Fund with the Templeton International Securities Fund, effective May 1, 2000. Shareholders of the Templeton International Securities Fund had approved new management fees, which apply to the combined funds effective May 1, 2000. The table shows restated total expenses for the fund based on the new fees and the assets, as of December 31, 1999, of the Templeton International Securities Fund. However, if the table reflected both the new fees and the combined assets of the Templeton International Equity Fund and the Templeton International Securities Fund, the estimated expenses for the two funds combined after May 1, 2000 would be: Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20%, and Total Fund Operating Expenses 1.10%.

(4) The percentages for the new Service Shares Class of the Janus Aspen Global Technology Fund and the Janus Aspen Worldwide Growth Fund are estimates because the Service Shares Class was not in operation in 1999. All such estimates have been made without regard to the effect of any expense offset arrangements.

(5) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed to bear expense for the New Discovery Fund, subject to reimbursement by the fund, such that such fund's "other fund expenses" shall not exceed 0.15% of the average daily net assets of the fund during the current fiscal year.


WHAT OTHER CHARGES COULD JHVLICO IMPOSE IN THE FUTURE?

  Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, additional income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

HOW CAN I CHANGE MY POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

   You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

   Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, transfers out of the fixed investment option are currently subject to the following restrictions:

 . You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.

 . We must receive the request for such a transfer during the period beginning
   60 days prior to the policy anniversary and ending 30 days after it.

 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

   We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option. We also reserve the right to impose limits on the number and frequency of transfers out of the variable investment options.

HOW CAN I ACCESS MY INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans plus, in the first two policy years, a refund of certain sales charges (as described under "Additional information about how certain policy charges work" on page 33). This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 8). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $100,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under either Option A or Option B (see "How much will JHVLICO pay when the insured person dies?" on page 14) and under the guaranteed death benefit feature (see page 7). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under Option B, such a partial withdrawal will reduce your account value. Under the guaranteed death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal

Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 7. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

  You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is equal to 100% of your account value that is in the fixed investment option plus 90% of your account value that is in the variable investment options.

  The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 4.75% in the first 20 policy years and 4.25% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

 You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

HOW MUCH WILL JHVLICO PAY WHEN THE INSURED PERSON DIES?

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 31.

  When the insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total Sum
       Insured or (2) the minimum insurance amount (as described below).

     . Option B - The death benefit will equal the greater of (1) the Total Sum
       Insured plus your policy's account value on the date of death, or (2) the minimum insurance amount.

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law - - the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the Option A death benefit, you must also elect which test you wish to have applied. If you elect the Option B death benefit, the guideline premium and cash value corridor test will automatically be applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the guideline premium and cash value corridor test. The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

  As noted above, you have to elect which test will be applied if you elect the Option A death benefit. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 36). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

Increase in coverage

  After the first policy year, you may request an increase in the Total Sum Insured. Each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of other policy transactions" on page 33.

Decrease in coverage

  After the first policy year, you may request a reduction in the Total Sum Insured at any time, but only if:

     . the remaining Total Sum Insured will be at least $100,000, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  As to when an approved decrease would take effect, see "Effective date of other policy transactions" on page 33.

Change of death benefit option

  As of any policy anniversary, you may change your coverage from death benefit Option A to Option B or vice-versa, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. If you change from Option A to Option B, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure.

Tax consequences

  Please read "Tax considerations" starting on page 36 to learn about possible tax consequences of changing your insurance coverage under the policy.

CAN I CANCEL MY POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within the latest of the following periods:

     . 10 days after you receive it (this period may be longer in some states);

     . 10 days after mailing by JHVLICO of the Notice of Withdrawal Right;
       or

     . 45 days after the date Part A of the application has been completed.

  This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to JHVLICO at one of the addresses shown on page 2, or to the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Trust prior to that date. The date of cancellation will be the date of such mailing or delivery.

CAN I CHOOSE THE FORM IN WHICH JHVLICO PAYS OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF ITS POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 34. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 36.

HOW DO I COMMUNICATE WITH JHVLICO?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

  Certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans, surrenders or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . increase or decrease in Total Sum Insured

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

 You should mail or express these requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 2. You should also send notice of the insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

                 ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES,
                    SURRENDER VALUES AND ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below) the corresponding net annual rates of return would be -.77%, 5.18% and 11.14%. (Investment return reflects investment income and all realized and unrealized capital gains and losses.) The tables assume annual Planned Premiums that are paid at the beginning of each policy year for an insured person who is a 45 year old male select underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated, including the intended waiver of the premium sales charge after the tenth policy year and the intended reduction in the insurance charge after the tenth policy year. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making.

  With respect to fees and expenses deducted from Trust assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .66%, and (2) an assumed average asset charge for all other Trust operating expenses equivalent to an effective annual rate of .11%. These rates are the arithmetic average for all funds of the Trust. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 10. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Total Sum Insured and annual Planned Premium amount requested.

PLAN:FLEXIBLE PREMIUM VARIABLE LIFE $100,000 TOTAL SUM INSURED MALE, ISSUE AGE
     45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION A DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $2,000* USING CURRENT CHARGES


                                    DEATH BENEFIT                SURRENDER VALUE
                             ----------------------------  ---------------------------
                                ASSUMING HYPOTHETICAL         ASSUMING HYPOTHETICAL
END OF    PLANNED PREMIUMS      GROSS ANNUAL RETURN OF       GROSS ANNUAL RETURN OF
POLICY     ACCUMULATED AT    ----------------------------  ---------------------------
 YEAR    5% ANNUAL INTEREST     0%        6%       12%       0%        6%        12%
------   ------------------  --------  --------  --------  -------  --------  ----------
   1          $  2,100       $100,000  $100,000  $100,000  $   927  $  1,007   $  1,087
   2             4,305        100,000   100,000   100,000    2,225     2,450      2,685
   3             6,620        100,000   100,000   100,000    3,172     3,615      4,098
   4             9,051        100,000   100,000   100,000    4,245     4,983      5,818
   5            11,604        100,000   100,000   100,000    5,283     6,392      7,698
   6            14,284        100,000   100,000   100,000    6,678     8,250     10,172
   7            17,098        100,000   100,000   100,000    8,030    10,170     12,885
   8            20,053        100,000   100,000   100,000    9,338    12,154     15,862
   9            23,156        100,000   100,000   100,000   10,601    14,202     19,130
  10            26,414        100,000   100,000   100,000   11,839    16,350     22,765
  11            29,834        100,000   100,000   100,000   13,149    18,699     26,905
  12            33,426        100,000   100,000   100,000   14,409    21,132     31,476
  13            37,197        100,000   100,000   100,000   15,615    23,653     36,526
  14            41,157        100,000   100,000   100,000   16,764    26,264     42,113
  15            45,315        100,000   100,000   100,000   17,852    28,969     48,304
  16            49,681        100,000   100,000   100,000   18,875    31,772     55,175
  17            54,265        100,000   100,000   100,000   19,828    34,679     62,812
  18            59,078        100,000   100,000   100,000   20,705    37,693     71,320
  19            64,132        100,000   100,000   100,000   21,501    40,823     80,817
  20            69,439        100,000   100,000   109,643   22,208    44,075     91,369
  25           100,227        100,000   100,000   187,821   24,183    62,623    163,323
  30           139,522        100,000   100,000   296,927   22,450    86,935    282,787
  35           189,673        100,000   126,120   506,448   13,700   120,114    482,332

---------
*The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:FLEXIBLE PREMIUM VARIABLE LIFE $100,000 TOTAL SUM INSURED MALE, ISSUE AGE
     45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION A DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $2,000* USING MAXIMUM CHARGES


                                    DEATH BENEFITS              SURRENDER VALUE
                             ----------------------------  --------------------------
                                ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
END OF    PLANNED PREMIUMS      GROSS ANNUAL RETURN OF       GROSS ANNUAL RETURN OF
POLICY     ACCUMULATED AT    ----------------------------  --------------------------
 YEAR    5% ANNUAL INTEREST     0%        6%       12%       0%       6%        12%
------   ------------------  --------  --------  --------  -------  -------  ----------
   1          $  2,100       $100,000  $100,000  $100,000  $   607  $   677   $    747
   2             4,305        100,000   100,000   100,000    1,570    1,754      1,948
   3             6,620        100,000   100,000   100,000    2,164    2,515      2,900
   4             9,051        100,000   100,000   100,000    2,869    3,439      4,088
   5            11,604        100,000   100,000   100,000    3,522    4,362      5,358
   6            14,284        100,000   100,000   100,000    4,514    5,688      7,134
   7            17,098        100,000   100,000   100,000    5,441    7,023      9,047
   8            20,053        100,000   100,000   100,000    6,298    8,362     11,107
   9            23,156        100,000   100,000   100,000    7,078    9,700     13,324
  10            26,414        100,000   100,000   100,000    7,774   11,029     15,712
  11            29,834        100,000   100,000   100,000    8,441   12,409     18,354
  12            33,426        100,000   100,000   100,000    9,015   13,774     21,210
  13            37,197        100,000   100,000   100,000    9,492   15,123     24,309
  14            41,157        100,000   100,000   100,000    9,869   16,452     27,679
  15            45,315        100,000   100,000   100,000   10,139   17,756     31,354
  16            49,681        100,000   100,000   100,000   10,290   19,025     35,369
  17            54,265        100,000   100,000   100,000   10,310   20,248     39,767
  18            59,078        100,000   100,000   100,000   10,182   21,411     44,595
  19            64,132        100,000   100,000   100,000    9,883   22,495     49,913
  20            69,439        100,000   100,000   100,000    9,394   23,483     55,790
  25           100,227        100,000   100,000   111,824    3,294   26,337     97,238
  30           139,522             **   100,000   173,583       **   22,360    165,318
  35           189,673             **        **   288,157       **       **    274,435

---------
* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:FLEXIBLE PREMIUM VARIABLE LIFE $100,000 TOTAL SUM INSURED MALE, ISSUE AGE
     45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION B DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $2,000* USING CURRENT CHARGES


                                    DEATH BENEFIT               SURRENDER VALUE
                             ----------------------------  ----------------------------
                                ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
END OF    PLANNED PREMIUMS      GROSS ANNUAL RETURN OF       GROSS ANNUAL RETURN OF
POLICY     ACCUMULATED AT    ----------------------------  ----------------------------
 YEAR    5% ANNUAL INTEREST     0%        6%       12%       0%       6%        12%
------   ------------------  --------  --------  --------  -------  -------  ----------
   1          $  2,100       $100,925  $101,004  $101,084  $   925  $ 1,004   $  1,084
   2             4,305        102,059   102,283   102,518    2,219    2,443      2,678
   3             6,620        103,159   103,601   104,081    3,159    3,601      4,081
   4             9,051        104,222   104,956   105,786    4,222    4,956      5,786
   5            11,604        105,247   106,348   107,643    5,247    6,348      7,643
   6            14,284        106,624   108,182   110,084    6,624    8,182     10,084
   7            17,098        107,953   110,068   112,750    7,953   10,068     12,750
   8            20,053        109,232   112,007   115,660    9,232   12,007     15,660
   9            23,156        110,456   113,996   118,835   10,456   13,996     18,835
  10            26,414        111,647   116,066   122,346   11,647   16,066     22,346
  11            29,834        112,899   118,316   126,319   12,899   18,316     26,319
  12            33,426        114,088   120,624   130,667   14,088   20,624     30,667
  13            37,197        115,209   122,987   135,425   15,209   22,987     35,425
  14            41,157        116,256   125,400   140,631   16,256   25,400     40,631
  15            45,315        117,224   127,862   146,327   17,224   27,862     46,327
  16            49,681        118,106   130,365   152,558   18,106   30,365     52,558
  17            54,265        118,894   132,903   159,374   18,894   32,903     59,374
  18            59,078        119,581   135,470   166,830   19,581   35,470     66,830
  19            64,132        120,157   138,055   174,984   20,157   38,055     74,984
  20            69,439        120,611   140,649   183,901   20,611   40,649     83,901
  25           100,227        120,754   153,394   242,822   20,754   53,394    142,822
  30           139,522        116,061   164,145   335,532   16,061   64,145    235,532
  35           189,673        103,598   168,710   480,813    3,598   68,710    380,813

---------
* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:FLEXIBLE PREMIUM VARIABLE LIFE
     $100,000 TOTAL SUM INSURED
     MALE, ISSUE AGE 45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION B DEATH BENEFIT
     GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
     PLANNED PREMIUM: $2,000*
     USING MAXIMUM CHARGES


                                    DEATH BENEFIT               SURRENDER VALUE
                             ----------------------------  -------------------------
                                ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
END OF    PLANNED PREMIUMS      GROSS ANNUAL RETURN OF      GROSS ANNUAL RETURN OF
POLICY     ACCUMULATED AT    ----------------------------  -------------------------
 YEAR    5% ANNUAL INTEREST     0%        6%       12%       0%      6%        12%
------   ------------------  --------  --------  --------  ------  -------  ----------
   1          $  2,100       $100,602  $100,671  $100,741  $  602  $   671   $    741
   2             4,305        101,395   101,578   101,770   1,555    1,738      1,930
   3             6,620        102,136   102,483   102,862   2,136    2,483      2,862
   4             9,051        102,823   103,383   104,020   2,823    3,383      4,020
   5            11,604        103,451   104,273   105,247   3,451    4,273      5,247
   6            14,284        104,412   105,554   106,961   4,412    5,554      6,961
   7            17,098        105,298   106,829   108,788   5,298    6,829      8,788
   8            20,053        106,104   108,091   110,730   6,104    8,091     10,730
   9            23,156        106,821   109,329   112,789   6,821    9,329     12,789
  10            26,414        107,442   110,532   114,967   7,442   10,532     14,967
  11            29,834        108,022   111,755   117,336   8,022   11,755     17,336
  12            33,426        108,492   112,928   119,839   8,492   12,928     19,839
  13            37,197        108,852   114,045   122,487   8,852   14,045     22,487
  14            41,157        109,097   115,095   125,287   9,097   15,095     25,287
  15            45,315        109,219   116,068   128,245   9,219   16,068     28,245
  16            49,681        109,207   116,947   131,363   9,207   16,947     31,363
  17            54,265        109,049   117,711   134,641   9,049   17,711     34,641
  18            59,078        108,729   118,338   138,076   8,729   18,338     38,076
  19            64,132        108,225   118,796   141,659   8,225   18,796     41,659
  20            69,439        107,520   119,058   145,382   7,520   19,058     45,382
  25           100,227        100,459   116,413   165,894     459   16,413     65,894
  30           139,522             **   103,089   187,614      **    3,089     87,614
  35           189,673             **        **   203,225      **       **    103,225

---------
* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.
**   Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:FLEXIBLE PREMIUM VARIABLE LIFE $100,000 TOTAL SUM INSURED MALE, ISSUE AGE
     45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION A DEATH BENEFIT CASH VALUE ACCUMULATION TEST PLANNED PREMIUM: $2,000* USING CURRENT CHARGES


                                    DEATH BENEFIT                SURRENDER VALUE
                             ----------------------------  -----------------------------
                                ASSUMING HYPOTHETICAL         ASSUMING HYPOTHETICAL
END OF    PLANNED PREMIUMS      GROSS ANNUAL RETURN OF       GROSS ANNUAL RETURN OF
POLICY     ACCUMULATED AT    ----------------------------  -----------------------------
 YEAR    5% ANNUAL INTEREST     0%        6%       12%       0%        6%        12%
------   ------------------  --------  --------  --------  -------  --------  ----------
   1          $  2,100       $100,000  $100,000  $100,000  $   927  $  1,007   $  1,087
   2             4,305        100,000   100,000   100,000    2,225     2,450      2,685
   3             6,620        100,000   100,000   100,000    3,172     3,615      4,098
   4             9,051        100,000   100,000   100,000    4,245     4,983      5,818
   5            11,604        100,000   100,000   100,000    5,283     6,392      7,698
   6            14,284        100,000   100,000   100,000    6,678     8,250     10,172
   7            17,098        100,000   100,000   100,000    8,030    10,170     12,885
   8            20,053        100,000   100,000   100,000    9,338    12,154     15,862
   9            23,156        100,000   100,000   100,000   10,601    14,202     19,130
  10            26,414        100,000   100,000   100,000   11,839    16,350     22,765
  11            29,834        100,000   100,000   100,000   13,149    18,699     26,905
  12            33,426        100,000   100,000   100,000   14,409    21,132     31,476
  13            37,197        100,000   100,000   100,000   15,615    23,653     36,526
  14            41,157        100,000   100,000   100,000   16,764    26,264     42,113
  15            45,315        100,000   100,000   100,000   17,852    28,969     48,304
  16            49,681        100,000   100,000   100,790   18,875    31,772     55,170
  17            54,265        100,000   100,000   111,762   19,828    34,679     62,724
  18            59,078        100,000   100,000   123,472   20,705    37,693     71,014
  19            64,132        100,000   100,000   135,990   21,501    40,823     80,107
  20            69,439        100,000   100,000   149,383   22,208    44,075     90,076
  25           100,227        100,000   100,000   232,437   24,183    62,623    156,208
  30           139,522        100,000   116,160   352,352   22,450    85,752    260,115
  35           189,673        100,000   141,501   528,903   13,700   112,660    421,101

---------
* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:FLEXIBLE PREMIUM VARIABLE LIFE $100,000 TOTAL SUM INSURED MALE, ISSUE AGE
     45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION A DEATH BENEFIT CASH VALUE ACCUMULATION TEST PLANNED PREMIUM: $2,000* USING MAXIMUM CHARGES


                                    DEATH BENEFIT               SURRENDER VALUE
                             ----------------------------  --------------------------
                                ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
END OF    PLANNED PREMIUMS      GROSS ANNUAL RETURN OF       GROSS ANNUAL RETURN OF
POLICY     ACCUMULATED AT    ----------------------------  --------------------------
 YEAR    5% ANNUAL INTEREST     0%        6%       12%       0%       6%        12%
------   ------------------  --------  --------  --------  -------  -------  ----------
   1          $  2,100       $100,000  $100,000  $100,000  $   607  $   677   $    747
   2             4,305        100,000   100,000   100,000    1,570    1,754      1,948
   3             6,620        100,000   100,000   100,000    2,164    2,515      2,900
   4             9,051        100,000   100,000   100,000    2,869    3,439      4,088
   5            11,604        100,000   100,000   100,000    3,522    4,362      5,358
   6            14,284        100,000   100,000   100,000    4,514    5,688      7,134
   7            17,098        100,000   100,000   100,000    5,441    7,023      9,047
   8            20,053        100,000   100,000   100,000    6,298    8,362     11,107
   9            23,156        100,000   100,000   100,000    7,078    9,700     13,324
  10            26,414        100,000   100,000   100,000    7,774   11,029     15,712
  11            29,834        100,000   100,000   100,000    8,441   12,409     18,354
  12            33,426        100,000   100,000   100,000    9,015   13,774     21,210
  13            37,197        100,000   100,000   100,000    9,492   15,123     24,309
  14            41,157        100,000   100,000   100,000    9,869   16,452     27,679
  15            45,315        100,000   100,000   100,000   10,139   17,756     31,354
  16            49,681        100,000   100,000   100,000   10,290   19,025     35,369
  17            54,265        100,000   100,000   100,000   10,310   20,248     39,767
  18            59,078        100,000   100,000   100,000   10,182   21,411     44,595
  19            64,132        100,000   100,000   100,000    9,883   22,495     49,913
  20            69,439        100,000   100,000   100,000    9,394   23,483     55,790
  25           100,227        100,000   100,000   139,680    3,294   26,337     93,871
  30           139,522             **   100,000   200,677       **   22,360    148,145
  35           189,673             **        **   280,277       **       **    223,151

---------
* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.

**   Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 20.

CONTENTS OF THIS SECTION                                    BEGINNING ON PAGE
------------------------                                    -----------------
Description of JHVLICO.................................            29

How we support the policy and investment options.......            29

Procedures for issuance of a policy....................            30

Basic Sum Insured vs. Additional Sum Insured...........            31

Commencement of investment performance.................            31

How we process certain policy transactions.............            32

Effects of policy loans................................            33

Additional information about how certain policy charges
 work..................................................            33

How we market the policies.............................            35

Tax considerations.....................................            36

Reports that you will receive..........................            38

Voting privileges that you will have...................            38

Changes that JHVLICO can make as to your policy........            38

Adjustments we make to death benefits..................            39

When we pay policy proceeds............................            39

Other details about exercising rights and paying
 benefits..............................................            39

Legal matters..........................................            40

Registration statement filed with the SEC..............            40

Accounting and actuarial experts.......................            40

Financial statements of JHVLICO and the Account........            40

List of Directors and Executive Officers of JHVLICO....            41

 DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 1999, John Hancock's assets were approximately $71 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account S

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

  The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Trusts. New subaccounts may be added as new funds are added to the Trusts and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trusts.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of a Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard
Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

 PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Total Sum Insured at issue of $100,000. At the time of issue, the insured person must have an attained age of at least 20 and no more than 75. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of the insured person, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 31).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of the insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

 BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  The amount of sales charge deducted from premiums and from account value and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed death benefit feature.

  Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 36).

 COMMENCEMENT OF INVESTMENT PERFORMANCE

  Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

  All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

 HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

 In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  If received on or before the policy anniversary, requests for transfer out of the fixed investment option will be processed on the policy anniversary (or the next business day if the policy anniversary does not occur on a business day). If received after the policy anniversary, such a request will be processed at the end of the business day in which we receive the request at our Life Servicing Office. If you request a transfer out of the fixed investment option 61 days or more prior to the policy anniversary, we will not process that portion of the reallocation, and your confirmation statement will not reflect a transfer out of the fixed investment option as to such request. Currently, there is no minimum amount limit on transfers into the fixed investment option, but we reserve the right to impose such a limit in the future. We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

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

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the monthly deduction date on or next following the date we approve your request:

 . Total Sum Insured decreases.

 . Reinstatements of lapsed policies.

  The following transactions take effect on the policy anniversary on or next following the date we approve your request:

 . Additional Sum Insured increases.

 . Change of death benefit Option from A to B.

  A change from Option B to Option A is effective on the policy anniversary on or next following the date we receive the request.

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

 EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan equals or exceeds the account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The premium sales charges help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 35.)

  If you surrender the policy during the first two policy years, we will refund a portion of the total sales charges that have been deducted from premiums and account value. The refund will be equal to the amount by which such total sales charges exceed the sum of the following:

 . 30% of premiums paid up to one SEC Guideline Annual Premium (as defined below), plus

 . 10% of any premiums paid that exceed one SEC Guideline Annual Premium but do not exceed two SEC Guideline Annual Premiums, plus

 . 9% of any premiums paid that exceed two SEC Guideline Annual Premiums.

 An SEC Guideline Annual Premium is the level annual premium that would be required for a fixed life insurance policy on the life of the insured person with a face amount equal to the Total Sum Insured of the policy being surrendered and having the same optional insurance benefit riders as the policy being surrendered. Calculation of this level annual premium is based on certain assumptions prescribed by the SEC for this purpose.

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $6,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to the ninth policy year, you would pay total sales charges of only $3,000. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax consequences" beginning on page 36.)

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable (including the M&E charge) may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

 HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts U and V, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 20% of the Target Premium paid in the first policy year (plus a trail commission payable in each of policy years 2 through 4 equal to 6% of such first year Target Premium), 6% of the Target Premium paid in the second through fourth policy years, and 3% of the Target Premium paid in each policy year thereafter. The maximum commission on any premium paid in any policy year in excess of the Target Premium is 3%.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

 TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if the Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in a policy (such as an increase in Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Trust, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trust. We will vote the shares of each of the funds of the Trust which are deemed attributable to variable life insurance policies at regular and special meetings of the Trust's shareholders in accordance with instructions received from owners of such policies. Shares of the Trust held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

CHANGES THAT JHVLICO CAN MAKE AS TO YOUR POLICY

Changes relating to the Trust or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

ACCOUNTING AND ACTUARIAL EXPERTS

  Certain of the financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Todd G. Engelsen, F.S.A., an Actuary of JHVLICO and Second Vice President of John Hancock.

FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

  In addition to those financial statements of JHVLICO and the Account included herein that have been audited by Ernst & Young LLP, this prospectus also contains unaudited financial statements of both JHVLICO and the Account for a period subsequent to the audited financial statements.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:


DIRECTORS AND EXECUTIVE OFFICERS       PRINCIPAL OCCUPATIONS
--------------------------------       ---------------------
David F. D'Alessandro................  Chairman of the Board
                                       and Chief Executive Officer of JHVLICO;
                                       President, Chief Operations Officer and Chief
                                       Executive Officer-Elect, John Hancock Life
                                       Insurance Company.
Michele G. Van Leer..................  Vice Chairman of the Board and President of
                                       JHVLICO; Senior Vice President, John Hancock
                                       Life Insurance Company.
Ronald J. Bocage.....................  Director, Vice President and Counsel of JHVLICO;
                                       Vice President and Counsel, John Hancock Life
                                       Insurance Company.
Bruce M. Jones.......................  Director and Vice President of JHVLICO; Vice
                                       President, John Hancock Life Insurance Company.
Thomas J. Lee........................  Director and Vice President of JHVLICO; Vice
                                       President, John Hancock Life Insurance Company.
Barbara L. Luddy.....................  Director, Vice President and Actuary of JHVLICO;
                                       Senior Vice President, John Hancock Life
                                       Insurance Company.
Robert S. Paster.....................  Director and Vice President of JHVLICO;  Vice
                                       President, John Hancock Life Insurance Company.
Robert R. Reitano....................  Director and Vice President of JHVLICO; Vice
                                       President, John Hancock Life Insurance Company.
Paul Strong..........................  Director and Vice President of JHVLICO; Vice
                                       President, John Hancock Life Insurance Company.
Daniel L. Ouellette..................  Vice President, Marketing, of JHVLICO; Senior
                                       Vice President, John Hancock Life Insurance
                                       Company.
Edward P. Dowd.......................  Vice President, Investments, of JHVLICO; Senior
                                       Vice President, John Hancock Life Insurance
                                       Company
Roger G. Nastou......................  Vice President, Investments, of JHVLICO; Vice
                                       President, John Hancock Life Insurance Company
Todd G. Engelsen.....................  Vice President and Illustration Actuary of
                                       JHVLICO; Second Vice President, John Hancock
                                       Life Insurance Company
Julie H. Indge.......................  Treasurer of JHVLICO; Financial Officer, John
                                       Hancock Life Insurance Company
Patrick F. Smith.....................  Controller of JHVLICO; Senior Associate
                                       Controller, John Hancock Life Insurance Company.
Peter H. Scavongelli.................  Secretary of JHVLICO; State Compliance Officer,
                                       John Hancock Life Insurance Company

  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

                         UNAUDITED FINANCIAL STATEMENTS

                                       FOR

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                               FIRST QUARTER 2000

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                        STATEMENTS OF FINANCIAL POSITION


                                                            (UNAUDITED)
                                                      MARCH 31     DECEMBER 31
                                                        2000          1999
                                                      ----------  -------------
                                                           (IN MILLIONS)
ASSETS
Bonds .............................................   $ 1,276.6    $ 1,216.3
  Preferred stocks  ...............................        35.6         35.9
  Common stocks ...................................         1.7          3.2
  Investment in affiliates  .......................        81.3         80.7
Mortgage loans on real estate .....................       429.0        433.1
Real estate .......................................        24.8         25.0
Policy loans  .....................................       181.8        172.1
Cash Items:
  Cash in banks ...................................        (3.3)        27.2
  Temporary cash investments  .....................       309.4        222.9
                                                      ---------    ---------
                                                          306.1        250.1
Premiums due and deferred .........................        23.1         29.9
Investment income due and accrued .................        35.7         33.2
Other general account assets  .....................        52.3         65.3
Assets held in separate accounts  .................     8,597.7      8,268.2
                                                      ---------    ---------
TOTAL ASSETS  .....................................   $11,045.7    $10,613.0
                                                      =========    =========
OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves .................................   $ 1,945.6    $ 1,866.6
  Federal income and other taxes payable  .........        73.6         67.3
  Other general account obligations ...............       232.1        219.0
  Transfers from separate account, net  ...........      (225.7)      (221.6)
  Asset valuation reserve .........................        18.8         23.1
  Obligations related to separate accounts  .......     8,590.9      8,261.6
                                                      ---------    ---------
TOTAL OBLIGATIONS .................................    10,635.3     10,216.0
STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares; issued and outstanding 50,000 shares  .         2.5          2.5
  Paid-in capital .................................       572.4        572.4
  Unassigned deficit  .............................      (164.5)      (177.9)
                                                      ---------    ---------
TOTAL STOCKHOLDER'S EQUITY  .......................       410.4        397.0
                                                      ---------    ---------
TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY  .......   $11,045.7    $10,613.0
                                                      =========    =========

See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT


                                                              (UNAUDITED)
                                                           THREE MONTHS ENDED
                                                                MARCH 31
                                                          ---------------------
                                                            2000       1999
                                                          ---------  ----------
                                                             (IN MILLIONS)
INCOME
  Premiums ............................................   $ 231.3     $223.6
  Net investment income ...............................      39.6       32.5
  Other, net ..........................................     132.4      145.3
                                                          -------     ------
                                                            403.3      401.4
BENEFITS AND EXPENSES
  Payments to policyholders and beneficiaries .........      89.2       80.3
  Additions to reserves to provide for future payments
    to policyholders and beneficiaries ................     216.3      238.2
  Expenses of providing service to policyholders and
    obtaining new insurance ...........................      73.5       75.7
  State and miscellaneous taxes .......................       7.6        2.8
                                                          -------     ------
                                                            386.6      397.0
                                                          -------     ------
     GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAXES
      AND NET REALIZED CAPITAL GAINS (LOSSES) .........      16.7        4.4
Federal income taxes ..................................       4.7        1.0
                                                          -------     ------
     GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL
      GAINS (LOSSES) ..................................      12.0        3.4
Net realized capital gains (losses) ...................       0.4       (1.5)
                                                          -------     ------
     NET INCOME .......................................      12.4        1.9
Unassigned deficit at beginning of period .............    (177.9)     (49.2)
Net unrealized capital gains (losses) and other
 adjustments ..........................................       1.1        0.3
Other reserves and adjustments ........................      (0.1)      (4.2)
                                                          -------     ------
UNASSIGNED DEFICIT AT END OF PERIOD ...................   $(164.5)    $(51.2)
                                                          =======     ======

See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS


                                                              (UNAUDITED)
                                                           THREE MONTHS ENDED
                                                                MARCH 31
                                                         ----------------------
                                                           2000        1999
                                                         ---------  -----------
                                                            (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums .................................   $ 241.4     $ 225.3
  Net investment income ..............................      37.2        29.9
  Benefits to policyholders and beneficiaries ........     (79.6)      (70.8)
  Dividends paid to policyholders ....................      (6.4)       (6.1)
  Insurance expenses and taxes .......................     (91.9)     (107.8)
  Net transfers to separate accounts .................    (141.4)     (182.0)
  Other, net .........................................     134.4       175.7
                                                         -------     -------
     NET CASH PROVIDED FROM OPERATIONS ...............      93.7        64.2
                                                         -------     -------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Bond purchases .....................................    (157.5)      (71.3)
  Bond sales .........................................      73.5         8.7
  Bond maturities and scheduled redemptions ..........      18.9        18.8
  Bond prepayments ...................................       2.6         3.2
  Stock purchases ....................................      (0.4)       (0.2)
  Proceeds from stock sales ..........................       1.2         1.5
  Real estate purchases ..............................      (0.1)       (0.9)
  Real estate sales ..................................       0.0        10.4
  Other invested assets purchases ....................      (0.1)        0.0
  Proceeds from the sale of other invested assets ....       0.0         0.0
  Mortgage loans issued ..............................      (4.3)      (23.4)
  Mortgage loan repayments ...........................       8.4         5.2
  Other, net .........................................      20.1        (2.8)
                                                         -------     -------
     NET CASH USED IN INVESTING ACTIVITIES ...........     (37.7)      (50.8)
                                                         -------     -------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net increase (decrease) in short-term note payable .      (0.0)      (32.3)
                                                         -------     -------
     NET CASH PROVIDED FROM FINANCING ACTIVITIES .....      (0.0)      (32.3)
                                                         -------     -------
INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
 INVESTMENTS .........................................      56.0       (18.9)
Cash and temporary cash investments at beginning of
 year.................................................     250.1        19.9
                                                         -------     -------
CASH AND TEMPORARY CASH INVESTMENTS AT THE END OF
 PERIOD...............................................   $ 306.1     $   1.0
                                                         =======     =======

See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF STOCKHOLDER'S EQUITY


                                         COMMON  PAID-IN  UNASSIGNED
                                         STOCK   CAPITAL   DEFICIT     TOTAL
                                         ------  -------  ----------  ---------
                                                    (IN MILLIONS)
For the three months ended March 31,
 1999 (unaudited)
Balance at January 1, 1999 ...........    $2.5   $377.5    $ (49.2)    $330.8
1999 Transactions:
  Capital contribution ...............
  Net gain ...........................                         1.9        1.9
  Net unrealized capital gains and
    other adjustments  ...............                         0.3        0.3
  Other reserves and adjustments .....                        (4.2)      (4.2)
                                          ----   ------    -------     ------
Balance at March 31, 1999  ...........    $2.5   $377.5    $ (51.2)    $328.8
                                          ====   ======    =======     ======
For the three months ended March 31,
 2000 (unaudited)
Balance at January 1, 2000 ...........    $2.5   $572.4    $(177.9)    $397.0
2000 Transactions:
  Capital contribution ...............
  Net gain ...........................                        12.4       12.4
  Net unrealized capital gains and
    other adjustments  ...............                         1.1        1.1
  Provision for Litigation Reserve ...
  Other reserves and adjustments .....                        (0.1)      (0.1)
                                          ----   ------    -------     ------
Balance at March 31, 2000  ...........    $2.5   $572.4    $(164.5)    $410.4
                                          ====   ======    =======     ======

See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONDENSED NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


NOTE 1--BASIS OF PRESENTATION

The accompanying unaudited interim financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners, which practices differ from generally accepted accounting principles (GAAP). Pursuant to Financial Accounting Standard Board Interpretation 40, "Applicability of General Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (FIN 40), as amended which was effective for 1996 financial statements, financial statements based on statutory accounting practices can no longer be described as prepared in conformity with GAAP.

In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three months period ended March 31, 2000 are not necessarily indicative of the results that may be expected for the year ended December 31, 2000.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                            ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                             DECEMBER 31,
                                                        ---------------------
                                                           1999        1998
                                                        ----------  ---------
                                                            (IN MILLIONS)

ASSETS
Bonds--Note 6 .......................................   $ 1,216.3    $1,185.8
Preferred stocks  ...................................        35.9        36.5
Common stocks .......................................         3.2         3.1
Investment in affiliates  ...........................        80.7        81.7
Mortgage loans on real estate--Note 6 ...............       433.1       388.1
Real estate .........................................        25.0        41.0
Policy loans  .......................................       172.1       137.7
Cash items:
   Cash in banks  ...................................        27.2        11.4
   Temporary cash investments .......................       222.9         8.5
                                                        ---------    --------
                                                            250.1        19.9

Premiums due and deferred ...........................        29.9        32.7
Investment income due and accrued ...................        33.2        29.8
Other general account assets  .......................        65.3        47.5
Assets held in separate accounts  ...................     8,268.2     6,595.2
                                                        ---------    --------


 Total assets .......................................   $10,613.0    $8,599.0
                                                        =========    ========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
Obligations
  Policy reserves ...................................   $ 1,866.6    $1,652.0
  Federal income and other taxes payable--Note 1  ...        67.3        44.3
  Other general account obligations .................       219.0       150.9
  Transfers from separate accounts, net .............      (221.6)     (190.3)
  Asset valuation reserve--Note 1 ...................        23.1        21.9
  Obligations related to separate accounts  .........     8,261.6     6,589.4
                                                        ---------    --------
  Total obligations .................................    10,216.0     8,268.2

Stockholder's equity
  Common Stock, $50 par value; authorized 50,000
    shares;
     issued and outstanding 50,000 shares ...........         2.5         2.5
  Paid-in capital ...................................       572.4       377.5
  Unassigned deficit--Note 10 .......................      (177.9)      (49.2)
                                                        ---------    --------
  Total stockholder's equity  .......................       397.0       330.8
                                                        ---------    --------

  Total obligations and stockholder's equity.........   $10,613.0    $8,599.0
                                                        =========    ========


The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                              YEAR ENDED DECEMBER 31,
                                                                 1999        1998
                                                              ---------   ---------
                                                                  (IN MILLIONS)

INCOME
Premiums ..................................................     $  950.8     1,272.3
Net investment income--Note 3 .............................        136.0       122.8
Other, net ................................................        605.4       618.1
                                                                --------    --------
                                                                 1,692.2     2,013.2

BENEFITS AND EXPENSES
Payments to policyholders and beneficiaries ...............        349.9       301.4
Additions to reserves to provide for future payments to
   policyholders and beneficiaries ........................        888.8     1,360.2
Expenses of providing service to policyholders and
 obtaining new insurance--Note 5 ..........................        314.4       274.2
State and miscellaneous taxes .............................         20.5        28.1
                                                                --------    --------
                                                                 1,573.6     1,963.9
                                                                --------    --------
 Gain from operations before federal income
 taxes and net realized capital losses ....................        118.6        49.3
Federal income taxes--Note 1 ..............................         42.9        33.1
                                                                --------    --------
 Gain from operations before net realized capital losses ..         75.7        16.2
Net realized capital losses--Note 4 .......................         (1.7)       (0.6)
                                                                --------    --------
  Net Income ..............................................         74.0        15.6

Unassigned deficit at beginning of year ...................        (49.2)      (58.3)
Net unrealized capital losses and other adjustments--Note 4         (3.8)       (6.0)
Other reserves and adjustments--Note 10 ...................       (198.9)       (0.5)
                                                                --------    --------

    Unassigned Deficit At End Of Year .....................     $ (177.9)   $  (49.2)
                                                                ========    ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                    STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                      YEAR ENDED DECEMBER 31,
                                                      -----------------------
                                                         1999         1998
                                                      ---------     ---------
                                                           (IN MILLIONS)

Cash flows from operating activities:
   Insurance premiums ...........................
   Net investment income ........................       134.2      118.2
   Benefits to policyholders and beneficiaries ..      (321.6)    (275.5)
Dividends paid to policyholders .................       (25.6)     (22.3)
Insurance expenses and taxes ....................      (344.8)    (296.9)
Net transfers to separate accounts  .............      (705.3)    (874.4)
   Other, net ...................................       540.6      551.3
                                                      -------    -------
          Net cash provided from operations .....       236.0      475.7
                                                      -------    -------

Cash flows used in investing activities:
   Bond purchases ...............................      (240.7)    (618.8)
   Bond sales ...................................       108.3      340.7
   Bond maturities and scheduled redemptions  ...        78.4      111.8
   Bond prepayments .............................        18.7       76.5
   Stock purchases  .............................        (3.9)     (23.4)
   Proceeds from stock sales  ...................         3.6        1.9
   Real estate purchases  .......................        (2.2)      (4.2)
   Real estate sales  ...........................        17.8        2.1
   Other invested assets purchases  .............        (4.5)       0.0
   Mortgage loans issued.........................       (70.7)    (145.5)
   Mortgage loan repayments .....................        25.3       33.2
   Other, net ...................................       (68.9)    (435.2)
                                                      -------    -------
         Net cash used in investing activities...      (138.8)    (660.9)
                                                      -------    -------

Cash flows from financing activities:
   Capital contribution .........................       194.9
   Net (decrease) increase in short-term note
    payable......................................       (61.9)      61.9
                                                      -------    -------
          Net cash provided from financing
           activities ...........................       133.0      61.9l
                                                      -------    -------
          Increase (decrease) in cash and
           temporary cash investments ...........       230.2     (123.3)

Cash and temporary cash investments at beginning
 of year.........................................        19.9      143.2
                                                      -------    -------
          Cash and temporary cash investments at
           end of year...........................       250.1      $19.9
                                                      =======    =======

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, Signator Insurance Agency, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers.
 Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

  The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

 Basis of Presentation

  The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

  The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP.
 Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

  The significant accounting practices of the Company are as follows:

 Pending Statutory Standards

  During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

 Revenues and Expenses

  Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

 Cash and Temporary Cash Investments

  Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

 Valuation of Assets

  General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $1.9 million in 1999 and $3.0 million in
1998.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Asset Valuation and Interest Maintenance Reserves

  The Asset Valuation Reserve (AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

  The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $2.3 million, amounted to $7.4 million, which is included in policy reserves. The corresponding 1998 amounts were $2.4 million and $10.7 million, respectively.

 Goodwill

  The excess of cost over the statutory book value of the net assets of life insurance business acquired was $8.9 million and $11.4 million at December 31, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

 Separate Accounts

  Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

 Fair Value Disclosure of Financial Instruments

  Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

  The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loan is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are engaged into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999.

 Capital Gains and Losses

  Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

 Policy Reserves

  Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 41/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 41/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 51/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 41/2% interest for policies issued in 1995 through 1999.

 Federal Income Taxes

  Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group. The federal income

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $10.6 million in 1999 and $38.2 million in 1998.

  Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

  Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

 Adjustments to Policy Reserves

  From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 1999 or 1998.

 Reinsurance

  Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

2. ACQUISITION

  On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made the final contingent payment to CPAL of $1.5 million during 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Insurance Company (IPL) on March 5, 1998. IPL manages the business assumed from Charter and began marketing term life and variable universal life products through brokers in 1999. Summarized financial information for IPL for 1999 and 1998 is as follows:


                                                             1999       1998
                                                           --------   --------
                                                              (IN MILLIONS)

Total assets........................................       $  570.7   $  587.8
Total liabilities...................................          498.9      517.5
Total revenue.......................................           35.6       38.8
Net income..........................................            3.5        3.8


3. NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:

                                                             1999       1998
                                                           --------   --------
                                                              (IN MILLIONS)

Investment expenses.................................       $    9.5   $    8.3
Interest expense....................................            1.7        2.4
Depreciation expense................................            0.6        0.8
Investment taxes....................................            0.3        0.7
                                                           --------   --------

                                                           $   12.1   $   12.2
                                                           ========   ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

4. NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                             1999       1998
                                                            ------     ------
                                                              (IN MILLIONS)

Net gains from asset sales ...............................  $ (2.8)    $  7.6
Capital gains tax ........................................     0.2       (2.9)
Net capital gains transferred to IMR .....................     0.9       (5.3)
                                                            ------     ------

Net realized capital losses ..............................    (1.7)      (0.6)
                                                            ======     ======

Net unrealized capital gains (losses) and other adjustments consist of the following items:

                                                             1999       1998
                                                            ------     ------
                                                              (IN MILLIONS)

Net losses from changes in security values and book
     value adjustments ...................................  $ (2.6)    $ (2.7)
Increase in asset valuation reserve ......................    (1.2)      (3.3)
                                                            ------     ------

Net unrealized capital losses and other adjustments ......    (3.8)      (6.0)
                                                            ======     ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

5.   TRANSACTIONS WITH PARENT

     The Companys Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1999 and 1998 to reflect continuing changes in the Companys operations. The amount of the service fee charged to the Company was $188.3 million and $157.5 million in 1999 and 1998, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Companys stockholders equity from declining below $1.0 million.

     The service fee charged to the Company by the Parent includes $0.2 million and $0.7 million in 1999 and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

     The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $44.5 million and $4.9 million of cash for tax, commission, and expense allowances to the Company, which increased the Companys net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

     Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium, This agreement increased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

     Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and 1.0 million in 1999 and 1998, respectively, for mortality claims to the Company. This agreement decreased the Companys net gain from operations in both 1999 and 1998 by $0.5 million.

     At December 31, 1998 the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note was part of a revolving line of credit and was repaid in 1999. Interest paid in 1999 and 1998 was $1.7 million and $2.9 million, respectively. The note is included in other general account obligations at December 31, 1998.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

6.   INVESTMENTS

The statement value and fair value of bonds are shown below:


                                                                             GROSS UNREALIZED  GROSS UNREALIZED
                                                             STATEMENT VALUE       GAINS            LOSSES      FAIR VALUE
                                                             --------------- ----------------  ---------------- ----------
                                                                                       (IN MILLIONS)
December 31, 1999
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies .....................     $    5.9          $ 0.0             $ 0.1       $    5.8
Obligations of states and political subdivisions ...........          2.2            0.1               0.1            2.2
Debit securities issued by foreign governments .............         13.9            0.8               0.1           14.6
Corporate securities .......................................        964.9           13.0              59.4          918.5
Mortgage-backed securities .................................        229.4            0.5               7.8          222.1
                                                                 --------          -----             -----       --------

Total bonds ................................................     $1,216.3          $14.4             $67.5       $1,163.2
                                                                 ========          =====             =====       ========
December 31, 1998
U.S. Treasury securities and obligations of U.S. ...........
  government corporations and agencies .....................     $    5.1          $ 0.1             $ 0.0       $    5.2
Obligations of states and political subdivisions ...........          3.2            0.3               0.0            3.5
Corporate securities .......................................        925.2           50.4              15.0          960.6
Mortgage-backed securities .................................        252.3           10.0               0.1          262.2
                                                                 --------          -----             -----       --------

Total bonds ................................................     $1,185.8          $60.8             $15.1       $1,231.5
                                                                 ========          =====             =====       ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

     The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                                                   STATEMENT         FAIR
                                                     VALUE          VALUE
                                                  ----------     -----------
                                                         (IN MILLIONS)
Due in one year or less ......................     $   58.5       $   58.2
Due after one year through five years ........        286.8          282.0
Due after five years through ten years .......        425.4          405.6
Due after ten years ..........................        216.2          195.3
                                                   --------       --------
                                                      986.9          941.1

Mortgage-backed securities ...................        229.4          222.1
                                                   --------       --------

                                                   $1,216.3       $1,163.2
                                                   ========       ========

     Gross gains of $0.3 million in 1999 and $3.4 million in 1998 and gross losses of $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

     At December 31, 1999, bonds with an admitted asset value of $9.1 million were on deposit with state insurance departments to satisfy regulatory requirements.

     The cost of common stocks was $3.1 million and $2.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $1.2 million, and gross unrealized depreciation totaled $1.1 million. The fair value of preferred stock totaled $35.9 million at December 31, 1999 and $36.5 million at December 31, 1998.

     Bonds with amortized cost of $0.4 million were non-income producing for the twelve months ended December 31, 1999.

     At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                              STATEMENT        GEOGRAPHIC          STATEMENT
    PROPERTY TYPE               VALUE         CONCENTRATION           VALUE
                           (IN MILLIONS)                          (IN MILLIONS)
Apartments ..............      $112.1       East North Central       $ 71.3
Hotels ..................        11.3       East South Central          7.4
Industrial ..............        66.0       Middle Atlantic            28.5
Office buildings ........        86.4       Mountain                   21.0
Retail ..................        25.5       New England                37.5
Agricultural.............        99.6       Pacific                   111.1
Other ...................        32.2       South Atlantic             87.6
                                            West North Central         16.6
                                            West South Central         48.6
                                            Other                       3.5
                               ------                                ------

                               $433.1                                $433.1
                               ======                                ======

     At December 31, 1999, the fair values of the commercial and agricultural mortgage loans portfolios were $323.5 million and $98.2 million, respectively. The corresponding amounts as of December 31, 1998 were approximately $331.3 million and $70.0 million, respectively.

     The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 7.45% and 7.00% for other properties. Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

7.   REINSURANCE

     The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively. The corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

     Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

     Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

     The Company has not entered into any reinsurance agreement in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.


8.   FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

     The notional amounts, carrying values and estimated fail values of the Company's derivative instruments were as follows at December 31:

                                                                           ASSETS (LIABILITIES)
                                       NUMBER OF CONTRACTS/   ---------------------------------------------
                                         NOTIONAL AMOUNTS             1999                    1998
                                                              CARRYING                CARRYING
                                          1999     1998         VALUE     FAIR VALUE    VALUE    FAIR VALUE
                                         ------   ------      --------    ----------  --------   ----------
                                                                  (IN MILLIONS)
Futures contracts to sell securities      362.0    947.0        $0.6         $0.6       $(0.5)     $ (0.5)
Interest rate swap agreements            $965.0   $365.0          --         11.5          --       (17.7)
Interest rate cap agreements              239.4     89.4         5.6          5.6         3.1         3.1
Currency rate swap agreements              15.8     15.8          --         (1.6)         --        (3.3)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

     The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

     The futures contracts expire in 2000. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2009.

     The Companys exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

9. POLICY RESERVES POLICYHOLDERS' AND BENIFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

     The Company annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows.


                                                          DECEMBER 31, 1999               PERCENT
                                                          -----------------               -------
                                                                            (IN MILLIONS)
Subject to discretionary withdrawal (with adjustment)
With market value adjustment .............................     $    3.8                     0.1%
At book value less surrender charge ......................         40.5                     1.5
At market value ..........................................      2,326.6                    87.1
                                                               --------                 -------
   Total with adjustment .................................      2,370.9                    88.7
Subject to discretionary withdrawal
   at book value (without adjustment) ....................        287.1                    10.7
Not subject to discretionary withdrawal general account ..         15.4                     0.6
                                                               --------                 -------
Total annuity reserves and deposit liabilities ...........     $2,673.4                   100.0%
                                                               ========                 =======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

10.  COMMITMENTS AND CONTINGENCIES

     The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $15.4 million and $3.5 million, respectively, at December 31, 1999. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $19.4 million at December 31, 1999. The majority of these commitments expire in 2000.

     In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

     During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 1999 amounted to $136.5 million and is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

     Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

11.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                                                   DECEMBER 31,
                                                         1999                        1998
                                               ----------------------      ---------------------
                                               CARRYING        FAIR        CARRYING        FAIR
                                                AMOUNT         VALUE        AMOUNT         VALUE
                                               --------        -----       --------        -----
                                                                  (IN MILLIONS)

ASSETS
  Bonds--Note 6                                $1,216.3      $1,163.2      $1,185.8      $1,231.5
  Preferred stocks--Note 6                         35.9          35.9          36.5          36.5
  Common stocks--Note 6                             3.2           3.2           3.1           3.1
  Mortgage loans on real estate--Note 6           433.1         421.7         388.1         401.3
  Policy loans--Note 1                            172.1         172.1         137.7         137.7
  Cash items--Note 1                              250.1         250.1          19.9          19.9

Derivatives assets (liabilities) relating
  to:--Note 8
  Futures contracts                                 0.6           0.6          (0.5)         (0.5)
  Interest rate swaps                                --          11.5            --         (17.7)
  Currency rate swaps                                --          (1.6)           --          (3.3)
  Interest rate caps                                5.6           5.6           3.1           3.1

LIABILITIES
  Commitments--Note 10                               --          19.4            --          32.1


     The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

12.  SUBSEQUENT EVENTS

REORGANIZATION AND INITIAL PUBLIC OFFERING

     Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

13.  IMPACT OF YEAR 2000 (UNAUDITED)

     The Company participated in the Year 2000 remediation project of its parent, John Hancock. By late 1999, John Hancock and the Company completed their Year 2000 readiness plan to address issues that could result from computer programs written using two digits to define the applicable year rather than four to define the applicable year and century. As a result, John Hancock and the Company were prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to mission critical information technology (IT) or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, John Hancock and the Company implemented and monitored their millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

     Since January 3, 2000, the information systems, including mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on operations, have functioned properly. In addition, neither John Hancock nor the Company have experienced any significant Year 2000 issues related to interactions with material business partners. No disruptions have occurred which impact John Hancock or the Companys ability to process claims, update customer accounts, process financial transactions, or report accurate data to management and no business interruptions due to Year 2000 issues have been experienced. While John Hancock and the Company continue to monitor their systems, and those of material business partners, closely to ensure that no unexpected Year 2000 issues develop, neither John Hancock nor the Company have reason to expect any such issues.

     The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, John Hancock has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, John Hancock has incurred and expensed approximately $47.0 million in external costs for the project. John Hancocks estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project to John Hancock, based on managements best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $70 to $72.5 million. John Hancocks total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

                        UNAUDITED FINANCIAL STATEMENTS


                                      FOR


                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S


                              FIRST QUARTER 2000

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                 MARCH 31, 2000

                                                                                                    INTERNATIONAL
                                                                         LARGE CAP      SOVEREIGN      EQUITY       SMALL CAP
                                                                           GROWTH         BOND          INDEX         GROWTH
                                                                         SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                                        ------------   -----------   -----------   -----------
ASSETS
Cash................................................................... $         --   $        --   $        --   $        --
Investments in shares of portfolios of John Hancock Variable Series
  Trust I, at value....................................................  138,526,150    34,068,646    35,829,658    39,276,504
Investments in shares of portfolios of M Fund Inc., at value...........           --            --            --            --
Receivable from:
  John Hancock Variable Series Trust I.................................       44,917       202,525        59,623            --
  M Fund Inc...........................................................           --            --            --            --
                                                                        ------------   -----------   -----------   -----------
Total assets...........................................................  138,571,067    34,271,171    35,889,281    39,276,504
Liabilities
Payable to:
  John Hancock Variable Life Insurance Company.........................           --            --            --            --
  M Fund Inc...........................................................           --            --            --            --
Asset charges payable..................................................        1,390           284           378           437
                                                                        ------------   -----------   -----------   -----------
Total liabilities......................................................        1,390           284           378           437
                                                                        ------------   -----------   -----------   -----------
Net assets............................................................. $138,569,677   $34,270,887   $35,888,903   $39,276,067
                                                                        ============   ===========   ===========   ===========


                                                                       International     Mid Cap      Large Cap        Money
                                                                          Balanced       Growth         Value         Market
                                                                         Subaccount    Subaccount     Subaccount    Subaccount
                                                                        ------------   -----------   -----------   -----------
ASSETS
Cash................................................................... $         --            --            --            --
Investments in shares of portfolios of John Hancock Variable Series
  Trust I, at value....................................................    4,253,445    76,843,249    30,278,966    69,664,696
Investments in shares of portfolios of M Fund Inc., at value...........           --            --            --            --
Receivable from:
  John Hancock Variable Series Trust I.................................       10,559            --        59,377        32,506
  M Fund Inc...........................................................           --            --            --            --
                                                                        ------------   -----------   -----------   -----------
Total assets...........................................................    4,264,004    76,843,249    30,338,343    69,697,202
LIABILITIES
Payable to:
  John Hancock Variable Life Insurance Company.........................           --            --            --            --
  M Fund Inc...........................................................           --            --            --            --
Asset charges payable..................................................           43           798           295         2,517
                                                                        ------------   -----------   -----------   -----------
Total liabilities......................................................           43           798           295         2,517
                                                                        ------------   -----------   -----------   -----------
Net assets............................................................. $  4,263,961   $76,842,451   $30,338,048   $69,694,685
                                                                        ============   ===========   ===========   ===========

See accompany notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                 MARCH 31, 2000

                                                                           MID CAP    SMALL/MID CAP  REAL ESTATE     GROWTH &
                                                                            VALUE        GROWTH        EQUITY         INCOME
                                                                         SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                                        ------------   -----------   -----------   ------------
ASSETS
Cash................................................................... $         --   $        --   $        --   $         --
Investments in shares of portfolios of John Hancock Variable Series
  Trust I, at value....................................................   21,554,510     9,607,284    10,188,124    212,753,886
Investments in shares of portfolios of M Fund Inc., at value...........           --            --            --             --
Receivable from:
  John Hancock Variable Series Trust I.................................           --            --        94,477        199,984
  M Fund Inc...........................................................           --            --            --             --
                                                                        ------------   -----------   -----------   ------------
Total assets...........................................................   21,554,510     9,607,284    10,282,601    212,953,870
LIABILITIES
Payable to:
  John Hancock Variable Life Insurance Company.........................           --
  M Fund Inc...........................................................           --            --            --             --
Asset charges payable..................................................          240           109            98          2,577
                                                                        ------------   -----------   -----------   ------------
Total liabilities......................................................          240           109            98          2,577
                                                                        ------------   -----------   -----------   ------------
Net assets............................................................. $ 21,554,270   $ 9,607,175   $10,282,503   $212,951,293
                                                                        ============   ===========   ===========   ============


                                                                                      SHORT-TERM    SMALL CAP    INTERNATIONAL
                                                                         MANAGED         BOND          VALUE     OPPORTUNITIES
                                                                        SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                                       ------------   -----------   -----------  --------------
ASSETS
Cash................................................................... $         --   $        --   $        --   $         --
Investments in shares of portfolios of John Hancock Variable Series....
  Trust I, at value....................................................  128,065,080    14,256,150    21,734,702     37,871,091
Investments in shares of portfolios of M Fund Inc., at value...........           --            --            --             --
Receivable from:
  John Hancock Variable Series Trust I.................................      315,897        74,555        26,141             --
  M Fund Inc...........................................................           --            --            --             --
                                                                        ------------   -----------   -----------   ------------
Total assets...........................................................  128,380,977    14,330,705    21,760,843     37,871,091
LIABILITIES
Payable to:
  John Hancock Variable Life Insurance Company.........................
  M Fund Inc. .........................................................           --            --            --             --
Asset charges payable .................................................        1,930           114           249            419
                                                                        ------------   -----------   -----------   ------------
Total liabilities .....................................................        1,930           114           249            419
                                                                        ------------   -----------   -----------   ------------
Net assets ............................................................ $128,379,047   $14,330,591   $21,760,594   $ 37,870,672
                                                                        ============   ===========   ===========   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                 MARCH 31, 2000


                                                                                                        TURNER        BRANDES
                                                                           EQUITY        GLOBAL          CORE      INTERNATIONAL
                                                                           INDEX          BOND          GROWTH        EQUITY
                                                                         SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                                        ------------   -----------   -----------   ------------
ASSETS
Cash .................................................................. $         --   $        --   $        --   $         --
Investments in shares of portfolios of John Hancock Variable Series
  Trust I, at value ...................................................  166,904,694     6,665,704    26,408,892     20,618,593
Investments in shares of portfolios of M Fund Inc., at value...........           --            --            --             --
Receivable from:
  John Hancock Variable Series Trust I ................................      148,551        24,942            --             --
  M Fund Inc. .........................................................           --            --            --             --
                                                                        ------------   -----------   -----------   ------------
Total assets ..........................................................  167,053,245     6,690,646    26,408,892     20,618,593

LIABILITIES
Payable to:
  John Hancock Variable Life Insurance Company.........................           --            --            --             --
  M Fund Inc. .........................................................           --            --            --             --
Asset charges payable .................................................        1,756            84           252            177
                                                                        ------------   -----------   -----------   ------------
Total liabilities .....................................................        1,756            84           252            177
                                                                        ------------   -----------   -----------   ------------
Net assets ............................................................ $167,051,489   $ 6,690,562   $26,408,640   $ 20,618,416
                                                                        ------------   -----------   -----------   ------------

                                                                          FRONTIER                     EMERGING
                                                                           CAPITAL      ENHANCED       MARKETS        GLOBAL
                                                                        APPRECIATION   U.S. EQUITY      EQUITY        EQUITY
                                                                         SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                                        ------------   -----------   -----------   ------------
ASSETS
Cash .................................................................. $         --   $        --   $        --   $         --
Investments in shares of portfolios of John Hancock Variable Series
  Trust I, at value ...................................................   25,267,062     7,638,154     6,551,090      1,455,275
Investments in shares of portfolios of M Fund Inc., at value...........           --            --            --             --
Receivable from:
  John Hancock Variable Series Trust I.................................           --            --            --             --
  M Fund Inc. .........................................................           --            --            --             --
                                                                        ------------   -----------   -----------   ------------
Total assets ..........................................................   25,267,062     7,638,154     6,551,090      1,455,275
LIABILITIES
Payable to:
  John Hancock Variable Life Insurance Company.........................           --            --            --             --
  M Fund Inc. .........................................................           --            --            --             --
Asset charges payable .................................................          225            71            85             21
                                                                        ------------   -----------   -----------   ------------
Total liabilities .....................................................          225            71            85             21
                                                                        ------------   -----------   -----------   ------------
Net assets ............................................................ $ 25,266,837   $ 7,638,083   $ 6,551,005   $  1,455,254
                                                                        ============   ===========   ===========   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                 March 31, 2000

                                                                                                      HIGH
                                                                           BOND       SMALL/MID       YIELD
                                                                           INDEX       CAP CORE       BOND
                                                                        SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                                        ----------   -----------   ----------
ASSETS
Cash .................................................................. $       --     $     --    $       --
Investments in shares of portfolios of John Hancock Variable Series
  Trust I, at value ...................................................  5,742,766      941,401     3,455,998
Investments in shares of portfolios of M Fund Inc., at value...........         --           --            --
Receivable from:
  John Hancock Variable Series Trust I ................................     31,284           --        23,811
  M Fund Inc. .........................................................         --           --            --
                                                                        ----------     --------    ----------
Total assets ..........................................................  5,774,050      941,401     3,479,809
LIABILITIES
Payable to:
  John Hancock Variable Life Insurance Company.........................         --           --            --
  M Fund Inc. .........................................................         --           --            --
Asset charges payable .................................................         73           11            40
                                                                        ----------     --------    ----------
Total liabilities .....................................................         73           11            40
                                                                        ----------     --------    ----------
Net assets ............................................................ $5,773,977     $941,390    $3,479,769
                                                                        ==========     ========    ==========


See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENTS OF OPERATIONS (UNAUDITED)

                        YEARS AND PERIODS ENDED MARCH 31,


                                                       LARGE CAP GROWTH SUBACCOUNT              SOVEREIGN BOND SUBACCOUNT
                                                  --------------------------------------  --------------------------------------
                                                     2000         1999          1998         2000          1999           1998
                                                  -----------  ------------  -----------  ------------  ------------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I .........   $  100,009   $17,558,034   $ 6,312,073  $   450,283   $ 2,851,613    $2,190,901
 M Fund Inc.  .................................           --            --            --           --            --            --
                                                  ----------   -----------   -----------  -----------   -----------    ----------
Total investment income .......................      100,009    17,558,034     6,312,073      450,283     2,851,613     2,190,901
Expenses:
 Mortality and expense risks  .................      109,487       324,595       168,652       27,938       126,407        93,556
                                                  ----------   -----------   -----------  -----------   -----------    ----------
Net investment income (loss)  .................       (9,478)   17,233,439     6,143,421      422,345     2,725,206     2,097,345
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)  .................    1,487,863     5,003,007     1,750,881     (796,838)   (1,391,910)      185,230
 Net unrealized appreciation (depreciation)
  during the period ...........................    8,093,756    (2,053,672)    8,041,022      921,253    (1,837,190)     (378,058)
                                                  ----------   -----------   -----------  -----------   -----------    ----------
Net realized and unrealized gain (loss) on
 investments. .................................    9,581,619     2,949,335     9,791,903      124,415    (3,229,100)     (192,828)
                                                  ----------   -----------   -----------  -----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from operations  .............................   $9,572,141   $20,182,774   $15,935,324  $   546,760   $  (503,894)   $1,904,517
                                                  ==========   ===========   ===========  ===========   ===========    ==========

                                               INTERNATIONAL EQUITY INDEX SUBACCOUNT        SMALL CAP GROWTH SUBACCOUNT
                                              --------------------------------------    ------------------------------------
                                                 2000           1999          1998         2000         1999          1998
                                              ------------  ------------  ------------  -----------  -----------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I .....    $  83,362     $  936,475    $1,930,710   $       --   $ 3,697,955   $       --
 M Fund Inc.  .............................           --             --            --           --            --           --
                                               ---------     ----------    ----------   ----------   -----------   ----------
Total investment income ...................       83,362        936,475     1,930,710           --     3,697,955           --
Expenses:
 Mortality and expense risks  .............       32,246         81,058        45,651       39,242        60,221       22,593
                                               ---------     ----------    ----------   ----------   -----------   ----------
Net investment income (loss) ..............       51,116        855,417     1,885,059      (39,242)    3,637,734      (22,593)
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains .......................      703,499        753,750       152,030    2,556,750     2,548,944       58,729
 Net unrealized appreciation (depreciation)
  during the period .......................     (708,302)     4,871,167        78,480    2,295,972     3,920,455    1,070,805
                                               ---------     ----------    ----------   ----------   -----------   ----------
Net realized and unrealized gain (loss) on
 investments ..............................       (4,803)     5,624,917       230,510    4,852,722     6,469,399    1,129,534
                                               ---------     ----------    ----------   ----------   -----------   ----------
Net increase in net assets resulting from
 operations ...............................    $  46,313     $6,480,334    $2,115,569   $4,813,480   $10,107,133   $1,106,941
                                               =========     ==========    ==========   ==========   ===========   ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       YEARS AND PERIODS ENDED MARCH 31,


                        INTERNATIONAL BALANCED SUBACCOUNT         MID CAP GROWTH SUBACCOUNT
                        -----------------------------------  -------------------------------------
                           2000        1999         1998        2000         1999          1998
                        -----------  ----------  ----------  -----------  -----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I .....  $   27,773   $ 372,766   $  185,760  $       --   $ 6,491,783   $1,114,374
 M Fund Inc. .........          --          --           --          --            --           --
                        ----------   ---------   ----------  ----------   -----------   ----------
Total investment
 income ..............      27,773     372,766      185,760          --     6,491,783    1,114,374
Expenses:
 Mortality and expense
  risks ..............       3,846      13,792        9,687      76,226       102,248       26,123
                        ----------   ---------   ----------  ----------   -----------   ----------
Net investment income
 (loss) ..............      23,927     358,974      176,073     (76,226)    6,389,535    1,088,251
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses) ...........     (39,660)     15,640       24,206   1,185,070     5,188,018      599,619
 Net unrealized
  appreciation
  (depreciation)
  during the period ..    (121,758)   (173,912)     147,461    (706,164)   15,078,681    1,184,263
                        ----------   ---------   ----------  ----------   -----------   ----------
Net realized and
 unrealized gain
 (loss)
 on investments ......    (161,418)   (158,272)     171,667     478,906    20,266,699    1,783,882
                        ----------   ---------   ----------  ----------   -----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations ..........  $ (137,491)  $ 200,702   $  347,740  $  402,680   $26,656,234   $2,872,133
                        ==========   =========   ==========  ==========   ===========   ==========

                             LARGE CAP VALUE SUBACCOUNT               MONEY MARKET SUBACCOUNT
                        ---------------------------------------  ----------------------------------
                           2000          1999          1998        2000        1999         1998
                        ------------  ------------  -----------  ---------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I .....  $  168,440    $ 1,809,072   $   797,874  $ 943,328  $3,279,928   $1,854,829
 M Fund Inc. .........          --             --            --         --          --           --
                        ----------    -----------   -----------  ---------  ----------   ----------
Total investment
 income ..............     168,440      1,809,072       797,874    943,328   3,279,928    1,854,829
Expenses:
 Mortality and expense
  risks ..............      23,961         88,877        41,415     74,486     291,398      167,813
                        ----------    -----------   -----------  ---------  ----------   ----------
Net investment income      144,479      1,720,195       756,459    868,842   2,988,530    1,687,016
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses) ...........    (117,101)       705,454       330,827         --          --           --
 Net unrealized
  appreciation
  (depreciation)
  during the period ..    (612,964)    (2,181,112)      145,355         --          --           --
                        ----------    -----------   -----------  ---------  ----------   ----------
Net realized and
 unrealized gain
 (loss)
 on investments ......    (730,065)    (1,475,658)      476,182         --          --           --
                        ----------    -----------   -----------  ---------  ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations ..........  $ (585,586)   $   244,537   $ 1,232,641  $ 868,842  $2,988,530   $1,687,016
                        ==========    ===========   ===========  =========  ==========   ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED MARCH 31,


                                                    MID CAP VALUE SUBACCOUNT             SMALL/MID CAP GROWTH SUBACCOUNT
                                              --------------------------------------  ---------------------------------------
                                                 2000         1999         1998         2000          1999           1998
                                              -----------  -----------  ------------  ----------  -------------  ------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I .....   $       --   $  110,190   $   120,469   $      --   $  1,421,656    $   142,469
 M Fund Inc.  .............................           --           --            --          --             --             --
                                              ----------   ----------   -----------   ---------   ------------    -----------
Total investment income ...................           --      110,190       120,469          --      1,421,656        142,469
Expenses:
 Mortality and expense risks  .............       19,514       68,611        45,020       9,470         32,995         34,432
                                              ----------   ----------   -----------   ---------   ------------    -----------
Net investment income .....................      (19,514)      41,579        75,449      (9,470)     1,388,661        108,037
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)  .............      402,063     (860,332)     (538,516)   (289,736)        13,375        232,246
 Net unrealized appreciation (depreciation)
  during the period .......................    1,245,582    1,757,919      (830,390)    892,135     (1,001,208)       236,333
                                              ----------   ----------   -----------   ---------   ------------    -----------
Net realized and unrealized gain (loss) on
 investments. .............................    1,647,645      897,587    (1,368,906)    602,399       (987,833)       468,579
                                              ----------   ----------   -----------   ---------   ------------    -----------
Net increase in net assets resulting from
 operations ...............................   $1,628,131   $  939,166   $(1,293,457)  $ 592,929   $    400,828    $   576,616
                                              ==========   ==========   ===========   =========   ============    ===========


                                                      REAL ESTATE EQUITY SUBACCOUNT             GROWTH & INCOME SUBACCOUNT
                                                  --------------------------------------  ---------------------------------------
                                                     2000        1999          1998          2000        1999            1998
                                                  -----------  ----------  -------------  ----------  ------------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I .........   $  205,861   $ 544,845   $    305,783   $  512,693  $23,565,679    $  9,266,175
 M Fund Inc.  .................................           --          --             --           --           --              --
                                                  ----------   ---------   ------------   ----------  -----------    ------------
Total investment income .......................      205,861     544,845        305,783      512,693   23,565,679       9,266,175
Expenses:
 Mortality and expense risks  .................        8,329      29,468         22,716      222,841      715,377         290,361
                                                  ----------   ---------   ------------   ----------  -----------    ------------
Net investment income .........................      197,532     515,377        283,067      289,852   22,850,302       8,975,814
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)  .................     (213,163)   (735,504)      (454,979)     563,798    6,207,253       2,061,212
 Net unrealized appreciation (depreciation)
  during the period ...........................      349,789      80,925       (698,676)   2,749,417   (5,814,839)      7,759,307
                                                  ----------   ---------   ------------   ----------  -----------    ------------
Net realized and unrealized gain (loss) on
 investments  .................................      136,626    (654,579)    (1,153,655)   3,313,215      392,414       9,820,519
                                                  ----------   ---------   ------------   ----------  -----------    ------------
Net increase (decrease) in net assets resulting
 from operations  .............................   $  334,158   $(139,202)  $   (870,588)  $3,603,067  $23,242,716    $ 18,796,333
                                                  ==========   =========   ============   ==========  ===========    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED MARCH 31,


                                                       MANAGED SUBACCOUNT                  SHORT-TERM BOND SUBACCOUNT
                                              -------------------------------------  ----------------------------------------
                                                 2000         1999          1998          2000           1999         1998
                                              -----------  ------------  ----------  ---------------  -----------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I .....   $  979,108   $11,251,980   $3,606,186  $      213,418   $  957,614    $ 977,164
 M Fund Inc.  .............................           --            --           --              --           --           --
                                              ----------   -----------   ----------  --------------   ----------    ---------
Total investment income ...................      979,108    11,251,980    3,606,186         213,418      957,614      977,164
Expenses:
 Mortality and expense risks  .............      168,685       495,544      121,905           9,907       50,128       50,947
                                              ----------   -----------   ----------  --------------   ----------    ---------
Net investment income .....................      810,423    10,756,436    3,484,281         203,511      907,486      926,217
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)  .............      (51,990)    2,233,258      278,186        (112,846)    (441,667)      24,740
 Net unrealized appreciation (depreciation)
  during the period .......................    1,363,763    (6,419,069)   1,791,231          68,551      (85,754)    (136,999)
                                              ----------   -----------   ----------  --------------   ----------    ---------
Net realized and unrealized gain (loss) on
 investments  .............................    1,311,773    (4,185,811)   2,069,417         (44,295)    (527,421)    (112,259)
                                              ----------   -----------   ----------  --------------   ----------    ---------
Net increase in net assets resulting from
 operations ...............................   $2,122,196   $ 6,570,625   $5,553,698  $      159,216   $  380,065    $ 813,958
                                              ==========   ===========   ==========  ==============   ==========    =========


                                                                 INTERNATIONAL OPPORTUNITIES
                            SMALL CAP VALUE SUBACCOUNT                   SUBACCOUNT
                        -----------------------------------  ------------------------------------
                          2000        1999         1998         2000          1999         1998
                        ---------  -----------  -----------  ------------  ----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I .....  $ 93,270   $  409,324   $   47,350   $        --   $2,096,195   $  103,399
 M Fund Inc. .........        --           --           --            --           --           --
                        --------   ----------   ----------   -----------   ----------   ----------
Total investment
 income ..............    93,270      409,324       47,350            --    2,096,195      103,399
Expenses:
 Mortality and expense
  risks ..............    20,424       64,613       33,335        34,751       90,191       50,003
                        --------   ----------   ----------   -----------   ----------   ----------
Net investment income
 (loss) ..............    72,486      344,711       14,015       (34,751)   2,006,004       53,396
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses) ...........    54,419     (979,002)      (9,919)    1,363,359    1,907,809      191,495
 Net unrealized
  appreciation
  (depreciation)
  during the period ..   (47,196)     325,684     (523,693)   (1,275,014)   3,818,953    1,108,416
                        --------   ----------   ----------   -----------   ----------   ----------
Net realized and
 unrealized gain
 (loss) on
 investments .........     7,223     (653,318)    (533,612)       88,345    5,726,762    1,299,911
                        --------   ----------   ----------   -----------   ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations ..........  $ 79,709   $ (308,607)  $ (519,597)  $    53,594   $7,732,766   $1,353,307
                        ========   ==========   ==========   ===========   ==========   ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED MARCH 31,


                              EQUITY INDEX SUBACCOUNT             GLOBAL BOND SUBACCOUNT
                        -----------------------------------  ----------------------------------
                           2000        1999         1998       2000         1999         1998
                        ----------  -----------  ----------  ----------  -----------  ---------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I  ....  $  459,796  $ 5,839,023  $1,337,750  $  26,843   $  460,088    $303,545
 M Fund Inc. .........          --           --          --         --           --          --
                        ----------  -----------  ----------  ---------   ----------    --------
Total investment
 income ..............     459,796    5,839,023   1,337,750     26,843      460,088     303,545
Expenses:
 Mortality and expense
  risks ..............     144,695      335,573     126,021      8,730       35,321      19,894
                        ----------  -----------  ----------  ---------   ----------    --------
Net investment income      315,101    5,503,450   1,211,729     18,113      424,767     283,651
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses) ...........   1,407,391    7,681,081     691,270   (240,729)    (204,675)     81,659
 Net unrealized
  appreciation
  (depreciation)
  during the period ..   2,436,887    4,678,509   6,098,919    363,167     (433,526)     43,608
                        ----------  -----------  ----------  ---------   ----------    --------
Net realized and
 unrealized gain
 (loss)
 on investments ......   3,844,278   12,359,590   6,790,189    122,438     (638,201)    125,267
                        ----------  -----------  ----------  ---------   ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations ..........  $4,159,379  $17,863,040  $8,001,918  $ 140,551   $ (213,434)   $408,918
                        ==========  ===========  ==========  =========   ==========    ========

                                                                BRANDES INTERNATIONAL
                         TURNER CORE GROWTH SUBACCOUNT            EQUITY SUBACCOUNT
                        ---------------------------------  ---------------------------------
                           2000         1999       1998      2000         1999        1998
                        -----------  ----------  --------  ----------  ----------  ---------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I .....  $       --   $1,349,358  $     --  $      --   $  549,978   $     --
 M Fund Inc. .........          --           --    84,940         --           --    358,080
                        ----------   ----------  --------  ---------   ----------   --------
Total investment
 income ..............          --    1,349,358    84,940         --      549,978    358,080
Expenses:
 Mortality and expense
  risks ..............      22,143       33,920     7,737     14,102       34,297     14,434
                        ----------   ----------  --------  ---------   ----------   --------
Net investment income
 (loss) ..............     (22,143)   1,315,438    77,203    (14,102)     515,681    343,646
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains ..     868,800    1,038,462   156,278     52,962      507,727     89,337
 Net unrealized
  appreciation
  (depreciation)
  during the period ..   1,770,438    1,626,646   562,620   (506,321)   3,486,097     91,915
                        ----------   ----------  --------  ---------   ----------   --------
Net realized and
 unrealized gain
 (loss)
 on investments ......   2,639,238    2,665,108   718,898   (453,359)   3,993,824    181,252
                        ----------   ----------  --------  ---------   ----------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations ..........  $2,617,095   $3,980,546  $796,101   (467,461)  $4,509,505   $524,898
                        ==========   ==========  ========  =========   ==========   ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED MARCH 31,


                          FRONTIER CAPITAL APPRECIATION          ENHANCED U.S. EQUITY
                                    SUBACCOUNT                        SUBACCOUNT
                        -----------------------------------  -----------------------------
                           2000         1999       1998        2000      1999       1998
                        -----------  ----------  ----------  --------  --------  ---------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I .....  $       --   $  487,465  $      --   $     --  $532,067   $     --
 M Fund Inc. .........          --           --     34,738         --        --     72,302
                        ----------   ----------  ---------   --------  --------   --------
Total investment
 income ..............          --      487,465     34,738         --   532,067     72,302
Expenses:
 Mortality and expense
  risks ..............      17,350       37,471     24,841      5,830    13,930      4,069
                        ----------   ----------  ---------   --------  --------   --------
Net investment income
 (loss) ..............     (17,350)     449,994      9,897      5,830   518,137     68,233
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses) ...........     466,929      624,068   (445,752)    55,792   264,436     87,723
 Net unrealized
  appreciation during
  the period .........   2,840,905    3,431,408    432,064     31,920   151,562     89,677
                        ----------   ----------  ---------   --------  --------   --------
Net realized and
 unrealized gain
 (loss) on
 investments..........   3,307,834    4,055,476    (13,688)    87,712   415,998    177,400
                        ----------   ----------  ---------   --------  --------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations ..........  $3,290,484   $4,505,470  $  (3,791)  $ 81,882  $934,135   $245,633
                        ==========   ==========  =========   ========  ========   ========

                                                                  EMERGING
                                                               MARKETS EQUITY                           GLOBAL EQUITY
                                                                 SUBACCOUNT                              SUBACCOUNT
                                                   ---------------------------------------   -----------------------------------
                                                       2000           1999        1998*         2000         1999        1998*
                                                   --------------  -----------  -----------  -----------  ----------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I ..........   $          --   $   137,724  $      522   $       --   $    6,063   $      491
 M Fund Inc. ...................................              --            --          --           --           --           --
                                                   -------------   -----------  ----------   ----------   ----------   ----------
Total investment income ........................              --       137,724         522           --        6,063          491
Expenses:
 Mortality and expense risks ...................           6,661         5,465         387        1,101        1,859          339
                                                   -------------   -----------  ----------   ----------   ----------   ----------
Net investment income (loss) ...................          (6,661)      132,259         135       (1,101)       4,204          152
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses) ...................         841,365       663,998     (45,975)      27,715       82,873      (21,835)
 Net unrealized appreciation (depreciation)
  during the period  ...........................        (423,198)      432,248       2,289        2,640       47,295        4,812
                                                   -------------   -----------  ----------   ----------   ----------   ----------
Net realized and unrealized gain (loss) on
 investments ...................................         418,167     1,096,246     (43,686)      30,355      130,168      (17,023)
                                                   -------------   -----------  ----------   ----------   ----------   ----------
Net increase (decrease) in net assets resulting
 from operations ...............................   $     411,506   $ 1,228,505  $  (43,551)  $   29,254   $  134,372   $  (16,871)
                                                   =============   ===========  ==========   ==========   ==========   ==========

---------
*  From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       YEARS AND PERIODS ENDED MARCH 31,


                                                                    SMALL/MID
                                  BOND INDEX                         CAP CORE
                                  SUBACCOUNT                        SUBACCOUNT
                        -------------------------------   ------------------------------
                          2000       1999       1998*       2000       1999       1998*
                        ---------  ----------  ---------  ---------  ---------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I .....  $ 98,655   $ 140,772   $ 23,842   $    124   $ 54,784    $     --
 M Fund Inc. .........        --          --         --         --         --          --
                        --------   ---------   --------   --------   --------    --------
Total investment
 income ..............    98,655     140,772     23,842        124     54,784          --
Expenses:
 Mortality and expense
  risks ..............     6,322      10,636        937      1,222      2,073         535
                        --------   ---------   --------   --------   --------    --------
Net investment income
 (loss) ..............    92,333     130,136     22,905     (1,098)    52,711        (535)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses) ...........    (5,117)   (104,174)     1,002    106,765     65,733     (25,196)
 Net unrealized
  appreciation
  (depreciation)
  during
  the period .........    48,121     (78,192)   (10,217)   (19,659)   (10,735)     18,718
                        --------   ---------   --------   --------   --------    --------
Net realized and
 unrealized gain
 (loss) on
 investments .........    43,004    (182,366)    (9,215)    87,106     54,998      (6,478)
                        --------   ---------   --------   --------   --------    --------
Net increase
 (decrease) in net
 assets resulting
 from operations .....  $135,337   $ (52,230)  $ 13,690   $ 86,008   $107,709    $ (7,013)
                        ========   =========   ========   ========   ========    ========

                                                       HIGH YIELD
                                                          BOND
                                                       SUBACCOUNT
                                             --------------------------------
                                               2000        1999        1998*
                                             ----------  ----------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I ....   $  85,793   $ 352,641    $ 88,721
 M Fund Inc. .............................          --          --          --
                                             ---------   ---------    --------
Total investment income ..................      85,793     352,641      88,721
Expenses:
 Mortality and expense risks .............       3,851      12,206       1,962
                                             ---------   ---------    --------
Net investment income ....................      81,942     340,435      86,759
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses) .............     (16,585)     42,365      64,824
 Net unrealized appreciation
  (depreciation) during the period .......    (189,115)   (139,659)    149,416
                                             ---------   ---------    --------
Net realized and unrealized gain (loss) on
 investments .............................    (205,700)    (97,294)    214,240
                                             ---------   ---------    --------
Net increase (decrease) in net assets
 resulting from operations ...............   $(123,758)  $ 243,141    $300,999
                                             =========   =========    ========

---------
*  From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

                        YEARS AND PERIODS ENDED MARCH 31,


                                                LARGE CAP GROWTH SUBACCOUNT                   SOVEREIGN BOND SUBACCOUNT
                                         ------------------------------------------   ------------------------------------------
                                             2000           1999           1998           2000           1999            1998
                                         -------------  -------------  -------------  -------------  -------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) ........   $     (9,478)  $ 17,233,439   $  6,143,421   $    422,895   $  2,725,206    $  2,097,345
 Net realized gains (losses) .........      1,487,863      5,003,007      1,750,881       (796,838)    (1,391,910)        185,230
 Net unrealized appreciation
  (depreciation) during the
  period .............................      8,093,756     (2,053,672)     8,041,022        921,253     (1,837,190)       (378,058)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations ...........      9,572,141     20,182,774     15,935,324        547,310       (503,894)      1,904,517
From policyholder transactions:
 Net premiums from policyholders .....     26,306,668     75,667,981     29,859,648     11,781,689     74,595,720      38,567,292
 Net benefits to policyholders .......    (12,830,683)   (45,347,424)   (13,281,028)   (16,379,586)   (68,312,320)    (27,391,317)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions ........................     13,475,985     30,320,557     16,578,620     (4,597,897)     6,283,400      11,175,975
Net increase (decrease) in net
 assets ..............................     23,048,126     50,503,331     32,513,944     (4,050,587)     5,779,506      13,080,492
Net assets at beginning of period ....    115,521,551     65,018,220     32,504,276     38,321,474     32,541,967      19,461,475
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net assets at end of period ..........   $138,569,677   $115,521,551   $ 65,018,220   $ 34,270,887   $ 38,321,473    $ 32,541,967
                                         ============   ============   ============   ============   ============    ============

                                         INTERNATIONAL EQUITY INDEX SUBACCOUNT               SMALL CAP GROWTH SUBACCOUNT
                                      --------------------------------------------   --------------------------------------------
                                          2000            1999            1998           2000           1999             1998
                                      -------------  ---------------  -------------  -------------  -------------  --------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss).......  $     51,116   $      855,417   $  1,885,059   $    (39,242)  $  3,637,734    $      (22,593)
 Net realized gains.................       703,499          753,750        152,030      2,556,750      2,548,944            58,729
 Net unrealized appreciation
  (depreciation) during the
  period............................      (708,302)       4,871,167         78,480      2,295,972      3,920,455         1,070,805
                                      ------------   --------------   ------------   ------------   ------------    --------------
Net increase in net assets
 resulting from operations..........        46,313        6,480,334      2,115,569      4,813,480     10,107,133         1,106,941
From policyholder transactions:
 Net premiums from policyholders....    13,045,026       53,332,374     10,034,119     30,086,736     52,637,861        12,088,047
 Net benefits to policyholders......   (10,401,110)     (39,209,664)    (8,344,107)   (26,646,977)   (40,800,272)       (6,621,834)
                                      ------------   --------------   ------------   ------------   ------------    --------------
Net increase in net assets
 resulting from policyholder
 transactions.......................     2,643,916       14,122,710      1,690,012      3,493,759     11,837,589         5,466,213
                                      ------------   --------------   ------------   ------------   ------------    --------------
Net increase in net assets..........     2,690,229       20,603,044      3,805,581      8,253,239     21,944,722         6,573,154
Net assets at beginning of period...    33,198,674       12,595,630      8,790,049     31,022,828      9,078,106         2,504,952
                                      ------------   --------------   ------------   ------------   ------------    --------------
Net assets at end of period.........  $ 35,888,903   $   33,198,674   $ 12,595,630   $ 39,276,067   $ 31,022,828    $    9,078,106
                                      ============   ==============   ============   ============   ============    ==============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED MARCH 31,


                                            INTERNATIONAL BALANCED SUBACCOUNT                 MID CAP GROWTH SUBACCOUNT
                                         ----------------------------------------   ---------------------------------------------
                                            2000           1999          1998           2000            1999             1998
                                         ------------  -------------  ------------  --------------  --------------  ----------------

Increase (decrease) in net assets from
 operations:
 Net investment income (loss) ........   $    23,927   $    358,974   $   176,073   $     (76,226)  $   6,389,535    $   1,088,251
 Net realized gains (losses) .........       (39,660)        15,640        24,206       1,185,070       5,188,018          599,619
 Net unrealized appreciation
  (depreciation) during
  the period .........................      (121,758)      (173,912)      147,461        (706,164)     15,078,681        1,184,263
                                         -----------   ------------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations ...........      (137,491)       200,702       347,740         402,680      26,656,234        2,872,133
From policyholder transactions:
 Net premiums from policyholders .....       845,554      6,295,052     3,163,316      26,745,210      65,183,285       11,323,614
 Net benefits to policyholders .......    (1,035,960)    (5,007,225)   (1,882,974)    (13,805,055)    (41,018,347)      (5,132,055)
                                         -----------   ------------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions ........................      (190,406)     1,287,827     1,280,342      12,940,155      24,164,938        6,191,559
                                         -----------   ------------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets       (327,897)     1,488,529     1,628,082      13,342,835      50,821,172        9,063,692
Net assets at beginning of period ....     4,591,858      3,103,327     1,475,245      63,499,616      12,678,444        3,614,752
                                         -----------   ------------   -----------   -------------   -------------    -------------
Net assets at end of period ..........   $ 4,263,961   $  4,591,856   $ 3,103,327   $  76,842,451   $  63,499,616    $  12,678,444
                                         ===========   ============   ===========   =============   =============    =============


                                                LARGE CAP VALUE SUBACCOUNT                     MONEY MARKET SUBACCOUNT
                                         ----------------------------------------   ---------------------------------------------
                                            2000           1999          1998           2000            1999             1998
                                         ------------  -------------  ------------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income ...............   $   144,479   $  1,720,195   $   756,459   $     868,842   $   2,988,530    $   1,687,016
 Net realized gains (losses) .........      (117,101)       705,454       330,827              --              --               --
 Net unrealized appreciation
  (depreciation) during
  the period .........................      (612,964)    (2,181,112)      145,355              --              --               --
                                         -----------   ------------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations ...........      (585,586)       244,537     1,232,641         868,842       2,988,530        1,687,016
From policyholder transactions:
 Net premiums from policyholders .....     9,161,994     37,432,039    15,144,316     217,361,930     890,376,545      340,377,358
 Net benefits to policyholders .......    (5,345,277)   (27,199,179)   (4,937,583)   (209,542,856)   (918,869,964)    (269,723,839)
                                         -----------   ------------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions ........................     3,816,717     10,232,860    10,206,733       7,819,074     (28,493,419)      70,653,519
                                         -----------   ------------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets      3,231,131     10,477,397    11,439,374       8,687,916     (25,504,889)      72,340,535
Net assets at beginning of period ....    27,106,917     16,629,520     5,190,146      61,006,769      86,511,658       14,171,123
                                         -----------   ------------   -----------   -------------   -------------    -------------
Net assets at end of period ..........   $30,338,048   $ 27,106,917   $16,629,520   $  69,694,685   $  61,006,769    $  86,511,658
                                         ===========   ============   ===========   =============   =============    =============


See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED MARCH 31,


                                                 MID CAP VALUE SUBACCOUNT                 SMALL/MID CAP GROWTH SUBACCOUNT
                                         -----------------------------------------  --------------------------------------------
                                            2000           1999          1998           2000           1999             1998
                                         ------------  -------------  ------------  -------------  --------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) ........   $   (19,514)  $     41,579   $    75,449   $     (9,470)  $   1,388,661    $    108,037
 Net realized gains (losses) .........       402,063       (860,332)     (538,516)      (289,736)         13,375         232,246
 Net unrealized appreciation
  (depreciation) during
  the period .........................     1,245,582      1,757,919      (830,390)       892,135      (1,001,208)        236,333
                                         -----------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net assets
 resulting from operations ...........     1,628,131        939,166    (1,293,457)       592,929         400,828         576,616
From policyholder transactions:
 Net premiums from policyholders .....     6,813,614     32,024,751    18,837,112      1,722,182      11,809,133       4,563,154
 Net benefits to policyholders .......    (6,026,008)   (29,579,995)   (7,855,945)    (2,633,767)     (9,775,543)     (6,481,542)
                                         -----------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions ........................       787,606      2,444,756    10,981,167       (911,585)      2,033,590      (1,918,388)
                                         -----------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net
 assets ..............................     2,415,737      3,383,922     9,687,710       (318,656)      2,434,418      (1,341,772)
Net assets at beginning of period ....    19,138,533     15,754,611     6,066,901      9,925,831       7,491,413       8,833,185
                                         -----------   ------------   -----------   ------------   -------------    ------------
Net assets at end of period ..........   $21,554,270   $ 19,138,533   $15,754,611   $  9,607,175   $   9,925,831    $  7,491,413
                                         ===========   ============   ===========   ============   =============    ============

                                               REAL ESTATE EQUITY SUBACCOUNT                 GROWTH & INCOME SUBACCOUNT
                                          -----------------------------------------  --------------------------------------------
                                             2000           1999          1998           2000           1999             1998
                                          ------------  -------------  ------------  -------------  --------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income ...............    $   197,532   $    515,377   $   283,067   $    289,852   $  22,850,302    $  8,975,814
 Net realized gains (losses) .........       (213,163)      (735,504)     (454,979)       563,798       6,207,253       2,061,212
 Net unrealized appreciation
  (depreciation) during
  the period .........................        349,789         80,925      (698,676)     2,749,417      (5,814,839)      7,759,307
                                          -----------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net assets
 resulting from operations ...........        334,158       (139,202)     (870,588)     3,603,067      23,242,716      18,796,333
From policyholder transactions:
 Net premiums from policyholders .....      5,164,186     22,699,314     6,964,604     20,391,023     196,639,863      60,975,616
 Net benefits to policyholders .......     (4,454,487)   (18,093,640)   (5,513,221)   (20,568,695)   (106,763,955)    (31,360,866)
                                          -----------   ------------   -----------   ------------   -------------    ------------
Net increase in net assets resulting
 from policyholder transactions ......        709,699      4,605,674     1,451,383       (177,672)     89,875,908      29,614,750
                                          -----------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net
 assets...............................      1,043,857      4,466,472       580,795      3,425,395     113,118,624      48,411,083
Net assets at beginning of period ....      9,238,646      4,772,174     4,191,379    209,525,898      96,407,275      47,996,192
                                          -----------   ------------   -----------   ------------   -------------    ------------
Net assets at end of period ..........    $10,282,503   $  9,238,646   $ 4,772,174   $212,951,293   $ 209,525,899    $ 96,407,275
                                          ===========   ============   ===========   ============   =============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED MARCH 31,


                                                     MANAGED SUBACCOUNT                       SHORT-TERM BOND SUBACCOUNT
                                          -----------------------------------------   ------------------------------------------
                                              2000           1999          1998           2000           1999            1998
                                          -------------  -------------  ------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income ................   $    810,423   $ 10,756,436   $ 3,484,281   $    203,511   $    907,486    $    926,217
 Net realized gains (losses) ..........        (51,990)     2,233,258       278,186       (112,846)      (441,667)         24,740
 Net unrealized appreciation
  (depreciation) during
  the period ..........................      1,363,763     (6,419,069)    1,791,231         68,551        (85,754)       (136,999)
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net increase in net assets resulting
 from operations ......................      2,122,196      6,570,625     5,553,698        159,216        380,065         813,958
From policyholder transactions:
 Net premiums from policyholders ......      5,409,063    113,292,872    21,019,273      7,974,976     41,259,110      27,490,588
 Net benefits to policyholders ........     (4,863,022)   (34,219,380)   (8,281,600)    (5,532,589)   (49,156,693)    (21,534,195)
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions .........................        546,041     79,073,492    12,737,673      2,442,387     (7,897,583)      5,956,393
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net increase (decrease) in net
 assets ...............................      2,668,237     85,644,117    18,291,371      2,601,603     (7,517,518)      6,770,351
Net assets at beginning of period .....    125,710,810     40,066,692    21,775,321     11,728,988     19,246,506      12,476,155
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net assets at end of period ...........   $128,379,047   $125,710,809   $40,066,692   $ 14,330,591   $ 11,728,988    $ 19,246,506
                                          ============   ============   ===========   ============   ============    ============

                                            SMALL CAP VALUE SUBACCOUNT                  INTERNATIONAL OPERATIONS SUBACCOUNT
                                  ----------------------------------------------   ---------------------------------------------
                                      2000            1999             1998            2000           1999             1998
                                  -------------  ---------------  ---------------  -------------  -------------  ------------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss)..   $     72,846   $      344,711   $       14,015   $    (34,751)  $  2,006,004    $        53,396
 Net realized gains (losses)...         54,419         (979,002)          (9,919)     1,363,359      1,907,809            191,495
 Net unrealized appreciation
  (depreciation) during
  the period ..................        (47,196)         325,684         (523,693)    (1,275,014)     3,818,953          1,108,416
                                  ------------   --------------   --------------   ------------   ------------    ---------------
Net increase (decrease) in net
 assets resulting from
 operations ...................         80,069         (308,607)        (519,597)        53,594      7,732,766          1,353,307
From policyholder transactions:
 Net premiums from
  policyholders ...............      6,820,059       39,172,672       11,420,833     19,896,505     43,216,216         23,844,756
 Net benefits to policyholders      (3,922,931)     (30,591,417)      (4,363,378)   (13,614,477)   (38,372,463)       (12,275,087)
                                  ------------   --------------   --------------   ------------   ------------    ---------------
Net increase in net assets
 resulting from policyholder
 transactions .................      2,897,128        8,581,255        7,057,455      6,282,028      4,843,753         11,569,669
                                  ------------   --------------   --------------   ------------   ------------    ---------------
Net increase in net assets ....      2,977,197        8,272,648        6,537,858      6,335,622     12,576,519         12,922,976
Net assets at beginning of
 period .......................     18,783,397       10,510,748        3,972,890     31,535,050     18,958,530          6,035,554
                                  ------------   --------------   --------------   ------------   ------------    ---------------
Net assets at end of period ...   $ 21,760,594   $   18,783,396   $   10,510,748   $ 37,870,672   $ 31,535,049    $    18,958,530
                                  ============   ==============   ==============   ============   ============    ===============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED MARCH 31,


                                                   EQUITY INDEX SUBACCOUNT                       GLOBAL BOND SUBACCOUNT
                                         -------------------------------------------   ------------------------------------------
                                             2000           1999            1998           2000            1999           1998
                                         -------------  --------------  -------------  --------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income ...............   $    315,101   $   5,503,450   $  1,211,729   $      18,113   $    424,767    $   283,651
 Net realized gains (losses) .........      1,407,391       7,681,081        691,270        (240,729)      (204,675)        81,659
 Net unrealized appreciation
  (depreciation) during
  the period .........................      2,436,887       4,678,509      6,098,919         363,167       (433,526)        43,608
                                         ------------   -------------   ------------   -------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations ...........      4,159,379      17,863,040      8,001,918         140,551       (213,434)       408,918
From policyholder transactions:
 Net premiums from policyholders .....     30,486,120     225,994,914     60,690,933       2,169,780     11,387,398      9,258,713
 Net benefits to policyholders .......    (17,507,140)   (147,909,470)   (31,166,123)     (4,458,286)   (10,615,019)    (3,008,341)
                                         ------------   -------------   ------------   -------------   ------------    -----------

Net increase (decrease) in net assets
 resulting from policyholder
 transactions ........................     12,978,980      78,085,444     29,524,810      (2,288,506)       772,379      6,250,372
                                         ------------   -------------   ------------   -------------   ------------    -----------
Net increase (decrease) in net
 assets ..............................     17,138,359      95,948,484     37,526,728      (2,147,955)       558,945      6,659,290
Net assets at beginning of period ....    149,913,130      53,964,647     16,437,919       8,838,517      8,279,571      1,620,281
                                         ------------   -------------   ------------   -------------   ------------    -----------
Net assets at end of period ..........   $167,051,489   $  49,913,131   $ 53,964,647   $   6,690,562   $  8,838,516    $ 8,279,571
                                         ============   =============   ============   =============   ============    ===========


                                                  TURNER CORE GROWTH SUBACCOUNT          BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                                            ------------------------------------------   ----------------------------------------
                                                2000          1999           1998            2000          1999           1998
                                            -------------  ------------  --------------  -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) ...........        (22,143)  $ 1,315,438   $      77,203        (14,102)  $   515,681    $   343,646
 Net realized gains .....................        868,800     1,038,462         156,278         52,962       507,727         89,337
 Net unrealized appreciation
  (depreciation) during
  the period ............................      1,770,438     1,626,646         562,620       (506,321)    3,486,097         91,915
                                            ------------   -----------   -------------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations ..............      2,617,095     3,980,546         796,101       (467,461)    4,509,505        524,898
From policyholder transactions:
 Net premiums from policyholders ........      7,163,231    23,098,524       4,779,974      5,406,790    12,134,533      5,520,633
 Net benefits to policyholders ..........     (6,042,692)   (9,308,254)     (1,690,860)    (1,736,210)   (5,569,496)    (2,041,375)
                                            ------------   -----------   -------------   ------------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions ..............      1,120,539    13,790,270       3,089,114      3,670,580     6,565,037      3,479,258
                                            ------------   -----------   -------------   ------------   -----------    -----------
Net increase in net assets ..............      3,737,634    17,770,816       3,885,215      3,203,119    11,074,542      4,004,156
Net assets at beginning of period .......     22,671,006     4,900,189       1,014,974     17,415,297     6,340,754      2,336,598
                                            ------------   -----------   -------------   ------------   -----------    -----------
Net assets at end of period .............   $ 26,408,640   $22,671,005   $   4,900,189   $ 20,618,416   $17,415,296    $ 6,340,754
                                            ============   ===========   =============   ============   ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED MARCH 31,


                                             FRONTIER CAPITAL APPRECIATION SUBACCOUNT        ENHANCED U.S. EQUITY SUBACCOUNT
                                            -------------------------------------------  ------------------------------------------
                                                2000            1999          1998          2000          1999           1998
                                            --------------  -------------  ------------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) ...........   $     (17,350)  $    449,994   $     9,897   $    (5,830)  $   518,137    $    68,233
 Net realized gains (losses) ............         466,929        624,068      (445,752)       55,792       264,436         87,723
 Net unrealized appreciation during
  the period ............................       2,840,905      3,431,408       432,064        31,920       151,562         89,677
                                            -------------   ------------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations ..............       3,290,484      4,505,470        (3,791)       81,882       934,135        245,633
From policyholder transactions:
 Net premiums from policyholders ........       8,319,565     25,135,447    13,982,031     3,512,323     6,480,741      3,031,309
 Net benefits to policyholders ..........      (3,328,234)   (22,331,613)   (9,695,520)   (2,694,336)   (3,151,279)    (1,299,530)
                                            -------------   ------------   -----------   -----------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions ..............       4,991,331      2,803,834     4,286,511       817,987     3,329,462      1,731,779
                                            -------------   ------------   -----------   -----------   -----------    -----------
Net increase in net assets ..............       8,281,815      7,309,304     4,282,720       899,869     4,263,597      1,977,412
Net assets at beginning of period .......      16,985,022      9,675,718     5,392,998     6,738,214     2,474,617        497,205
                                            -------------   ------------   -----------   -----------   -----------    -----------
Net assets at end of period .............   $  25,266,837   $ 16,985,022   $ 9,675,718   $ 7,638,083   $ 6,738,214    $ 2,474,617
                                            =============   ============   ===========   ===========   ===========    ===========

                                                                                                  GLOBAL EQUITY
                                     EMERGING MARKETS EQUITY SUBACCOUNT                            SUBACCOUNT
                              ------------------------------------------------   -----------------------------------------------
                                   2000            1999             1998*            2000            1999              1998*
                              ---------------  --------------  ----------------  --------------  --------------  ------------------
Increase (decrease) in net
 assets from operations:
 Net investment income
  (loss) ...................  $       (6,661)  $     132,259   $           135   $      (1,101)  $       4,204    $           152
 Net realized gains
  (losses)..................         841,365         663,998           (45,975)         27,715          82,873            (21,835)
 Net unrealized appreciation
  (depreciation) during the
  period ...................        (423,198)        432,248             2,289           2,640          47,295              4,812
                              --------------   -------------   ---------------   -------------   -------------    ---------------
Net increase (decrease) in
 net assets resulting from
 operations ................         411,506       1,228,505           (43,551)         29,254         134,372            (16,871)
From policyholder
 transactions:
 Net premiums from
  policyholders ............      18,848,748      18,579,194         2,434,226       1,111,909       3,151,983          2,372,034
 Net benefits to
  policyholders ............     (16,434,122)    (16,271,324)       (2,203,670)       (522,788)     (2,613,505)        (2,191,135)
                              --------------   -------------   ---------------   -------------   -------------    ---------------
Net increase in net assets
 resulting from policyholder
 transactions ..............       2,414,626       2,307,870           230,556         589,121         538,478            180,899
                              --------------   -------------   ---------------   -------------   -------------    ---------------
Net increase in net
  assets....................         2,826,132       3,536,375           187,005         618,375         672,850            164,028
Net assets at beginning of
 period ....................       3,724,873         187,005                 0         836,879         164,028                  0
                              --------------   -------------   ---------------   -------------   -------------    ---------------
Net assets at end of
  period....................  $    6,551,005   $   3,723,380   $       187,005   $   1,455,254   $     836,878    $       164,028
                              ==============   =============   ===============   =============   =============    ===============

---------
*From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED MARCH 31,


                                                               BOND INDEX
                                                               SUBACCOUNT                     SMALL/MID CAP CORE SUBACCOUNT
                                                  -------------------------------------   --------------------------------------
                                                     2000         1999         1998*         2000          1999          1998*
                                                  -----------  ------------  -----------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) .................   $   92,333   $   130,136   $   22,905   $    (1,098)  $    52,711    $     (535)
 Net realized gains (losses) ..................       (5,117)     (104,174)       1,002       106,765        65,733       (25,196)
 Net unrealized appreciation (depreciation)
  during the period ...........................       48,121       (78,192)     (10,217)      (19,659)      (10,735)       18,718
                                                  ----------   -----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from operations ..............................      135,337       (52,230)      13,690        86,008       107,709        (7,013)
From policyholder transactions:
 Net premiums from policyholders ..............    1,414,394     6,471,518    1,176,234     6,028,335     5,817,483     1,089,030
 Net benefits to policyholders ................     (901,805)   (2,358,694)    (124,467)   (5,789,766)   (5,611,532)     (778,864)
                                                  ----------   -----------   ----------   -----------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions ....................      512,589     4,112,824    1,051,767       238,569       205,951       310,166
                                                  ----------   -----------   ----------   -----------   -----------    ----------
Net increase in net assets ....................      647,926     4,060,594    1,065,457       324,577       313,660       303,153
Net assets at beginning of period .............    5,126,051     1,065,457            0       616,813       303,153             0
                                                  ----------   -----------   ----------   -----------   -----------    ----------
Net assets at end of period ...................   $5,773,977   $ 5,126,051   $1,065,457   $   941,390   $   616,813    $  303,153
                                                  ==========   ===========   ==========   ===========   ===========    ==========

                                                HIGH YIELD BOND
                                                   SUBACCOUNT
                                    -------------------------------------------
                                       2000           1999           1998*
                                    ------------  -------------  --------------
Increase (decrease) in net assets
 from operations:
 Net investment income ............ $    81,942   $    340,435    $    86,759
 Net realized gains (losses) ......     (16,585)        42,365         64,824
 Net unrealized appreciation
  (depreciation) during the period.    (189,115)      (139,659)       149,416
                                    -----------   ------------    -----------
Net increase (decrease) in net
 assets resulting from operations..    (123,758)       243,141        300,999
From policyholder transactions:
 Net premiums from policyholders...   1,581,720     19,870,990      6,683,673
 Net benefits to policyholders ....  (2,251,407)   (20,368,501)    (2,457,088)
                                    -----------   ------------    -----------
Net increase (decrease) in net
 assets resulting from
 policyholder transactions ........    (669,687)      (497,511)     4,226,585
                                    -----------   ------------    -----------
Net increase (decrease) in net
 assets ...........................    (793,445)      (254,370)     4,527,584
Net assets at beginning of period..   4,273,214      4,527,584              0
                                    -----------   ------------    -----------
Net assets at end of period ....... $ 3,479,769   $  4,273,214    $ 4,527,584
                                    ===========   ============    ===========

---------
*From May 1, 1998 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                 MARCH 31, 2000

1.   ORGANIZATION

     John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Portfolios. Each Portfolio has a different investment objective.

     The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

     The assets of the Account are the property of JHVLICO. The portion of the Accounts assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2.   SIGNIFICANT ACCOUNTING POLICIES

    Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


    Valuation of Investments

     Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.


    Federal Income Taxes

     The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

    Expenses

     JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

     JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

    Policy Loans

     Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At March 31, 2000, there were no outstanding policy loans.

3.   TRANSACTION WITH AFFILIATES

     John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

     Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

4.   DETAILS OF INVESTMENTS

     The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at March 31, 2000 were as follows:

        PORTFOLIO                 SHARES OWNED        COST           VALUE
        ---------                 ------------    ------------   ------------
Large Cap Growth .............      4,725,708     $129,759,928   $138,569,677
Sovereign Bond ...............      3,720,404       54,957,680     34,270,887
International Equity Index ...      1,828,860       42,194,387     35,888,903
Small Cap Growth .............      1,783,544       44,638,874     39,276,067
International Balanced .......        411,770        5,792,382      4,263,961
Mid Cap Growth ...............      2,559,283       61,055,048     76,842,451
Large Cap Value ..............      2,322,131       36,125,073     30,338,048
Money Market .................      6,966,470      137,421,592     69,694,685
Mid Cap Value ................      1,556,021       25,731,991     21,554,270
Small/Mid Cap Growth .........        639,205       13,859,500      9,607,175
Real Estate Equity ...........        878,277       15,150,096     10,282,503
Growth & Income ..............     10,470,973      216,940,978    212,951,293
Managed ......................      8,209,595      135,063,985    128,379,047
Short-Term Bond ..............      1,472,374       22,331,767     14,330,591
Small Cap Value ..............      2,002,962       25,350,551     21,760,594
International Opportunities ..      2,498,318       47,315,632     37,870,672
Equity Index .................      8,004,018      158,931,331    167,051,489
Global Bond ..................        668,397       14,205,761      6,690,562
Turner Core Growth ...........      1,042,593       29,103,994     26,408,640
Brandes International Equity .      1,374,582       17,355,048     20,618,416
Frontier Capital Appreciation.        999,103       21,184,263     25,266,837
Enhanced U.S. Equity .........        362,858        8,235,003      7,638,083
Emerging Markets Equity ......        498,382       18,281,972      6,551,005
Global Equity ................        115,407        2,131,686      1,455,254
Bond Index ...................        611,908        6,074,464      5,773,977
Small/Mid Cap CORE ...........         89,127        2,920,766        941,390
High Yield Bond ..............        405,962        6,265,268      3,479,769

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

     Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund and of M Fund during 1999 were as follows:

        PORTFOLIO                     PURCHASES        SALES
        ---------                   ------------   ------------

Large Cap Growth ................   $ 62,265,535   $ 14,711,539
Sovereign Bond ..................     38,288,617     29,280,010
International Equity Index ......     32,519,440     17,541,313
Small Cap Growth ................     27,757,302     12,281,978
International Balanced ..........      3,415,587      1,768,784
Mid Cap Growth ..................     45,338,211     14,783,738
Large Cap Value .................     22,257,609     10,304,554
Money Market ....................    304,141,849    329,646,739
Mid Cap Value....................     15,413,952     12,927,617
Small/Mid Cap Growth ............      8,759,614      5,337,363
Real Estate Equity ..............     13,375,520      8,254,469
Growth & Income .................    144,949,345     32,223,136
Managed .........................    111,633,323     21,803,394
Short-Term Bond .................     17,352,671     24,342,768
Small Cap Value .................     16,062,747      7,136,780
International Opportunities .....     24,767,973     17,918,215
Equity Index ....................    124,086,502     40,497,607
Global Bond .....................     10,322,531      9,125,384
Turner Core Growth ..............     20,980,047      5,874,338
Brandes International Equity ....     10,664,333      3,583,615
Frontier Capital Appreciation ...     13,387,462     10,133,633
Enhanced U.S. Equity ............      5,925,334      2,077,734
Emerging Markets Equity .........      9,682,573      7,242,444
Global Equity ...................      2,167,637      1,624,954
Bond Index ......................      5,900,997      1,658,038
Small/Mid Cap CORE ..............      3,312,578      3,053,916
High Yield Bond .................     11,898,171     12,055,248

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

5.   NET ASSETS

     Accumulation shares attributable to net assets of policyholders and accumulation share values for each portfolio at March 31, 2000 were as follows:

                                       VEP CLASS #1                VEP CLASS #2              VEP CLASS #3
                               --------------------------  --------------------------  --------------------------
                               ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION
PORTFOLIO                         SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES     SHARE VALUES
---------                      ------------  ------------  ------------  ------------  ------------  ------------
Large Cap Growth                  501,219        36.64         452,200      36.75         211,942        36.87
Sovereign Bond                    225,529        14.01         160,910      14.05          34,047        14.10
International Equity Index        241,826        17.49         177,419      17.55           5,314        17.60
Small Cap Growth                  187,881        24.93         186,116      24.98          34,022        25.03
International Balanced             18,384        12.87          25,851      12.90          15,065        12.93
Mid Cap Growth                    244,467        36.47         184,426      36.54          60,720        36.61
Large Cap Value                   195,113        15.68         139,786      15.71          24,929        15.74
Money Market                      587,473        13.25       1,124,720      13.29         419,434        13.33
Mid Cap Value                     120,750        15.21          49,381      15.24           3,276        15.27
Small/Mid Cap Growth               88,999        21.14          89,441      21.20               0        21.26
Real Estate Equity                 95,604        14.85          55,305      14.89          19,250        14.94
Growth & Income                   996,212        31.41         591,014      31.51         179,428        31.60
Managed                           550,878        21.22         284,687      21.29          39,917        21.35
Short-Term Bond                    84,327        13.10          94,761      13.14           9,722        13.18
Small Cap Value                   117,863        12.27          89,562      12.29          22,744        12.32
International Opportunities       140,734        16.48         191,629      16.51           6,658        16.54
Equity Index                      546,625        23.54         605,346      23.58         211,658        23.63
Global Bond                        55,879        12.37          48,921      12.39          18,599        12.41
Turner Core Growth                 31,801        31.21          15,389      31.28               0        31.34
Brandes International Equity       22,721        16.32          33,499      16.35               0        16.39
Frontier Capital Appreciation      26,137        27.20          13,250      27.26               0        27.31
Enhanced U.S. Equity                4,387        17.51               0      17.54               0        17.56
Emerging Markets Equity            61,060        13.69         160,303      13.70          13,962        13.71
Global Equity                      27,243        12.68          27,262      12.69           2,252        12.70
Bond Index                        100,226        10.59          99,922      10.60          63,929        10.60
Small/Mid Cap CORE                 18,057        11.56          12,509      11.57           4,270        11.58
High Yield Bond                    45,997         9.76          41,613       9.77           2,141         9.78

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S


                                     V COLI CLASS #4            V COLI CLASS #5            V COLI CLASS #6
                               --------------------------  --------------------------  --------------------------
                               ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION
PORTFOLIO                         SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES     SHARE VALUES
---------                      ------------  ------------  ------------  ------------  ------------  ------------
Large Cap Growth                  624,782        36.96        302,096        37.00        273,725        37.04
Sovereign Bond                     14,891        14.89        610,911        14.91        449,306        14.92
International Equity Index         39,735        16.23        160,610        16.25        232,734        16.27
Small Cap Growth                   66,214        25.38         39,775        25.39         46,461        25.42
International Balanced             40,176        13.10         10,196        13.11         54,443        13.12
Mid Cap Growth                    151,297        37.12        135,265        37.15         63,453        37.17
Large Cap Value                   168,223        15.96        160,487        15.97        419,835        15.98
Money Market                      173,689        13.19        290,988        13.20        159,826        13.22
Mid Cap Value                      81,017        15.48         17,842        15.49        240,521        15.50
Small/Mid Cap Growth               25,267        21.17            378        21.19         29,661        21.21
Real Estate Equity                 57,478        15.40          5,284        15.42        199,999        15.43
Growth & Income                   581,341        31.39        528,494        31.42         25,701        31.45
Managed                           144,003        22.01        118,971        22.04        128,144        22.06
Short-Term Bond                   185,563        13.36        424,715        13.38              0            0
Small Cap Value                    32,369        12.49         50,061        12.50        278,886        12.50
International Opportunities       219,385        16.77        180,790        16.78        104,577        16.79
Equity Index                      336,797        23.96         64,760        23.98        558,737        23.99
Global Bond                        49,441        12.59          5,046        12.60              0        12.61
Turner Core Growth                  9,891        31.81         20,258        31.83              0        31.86
Brandes International Equity      107,998        16.63        108,224        16.65         39,650        16.66
Frontier Capital Appreciation      90,714        27.72         67,224        27.74              0        27.77
Enhanced U.S. Equity               18,732        17.74          6,871        17.74              0        17.67
Emerging Markets Equity                 0        13.81         39,505        13.81              0        13.81
Global Equity                           0        12.80              0        12.80              0        12.80
Bond Index                          2,500        10.68         19,774        10.68              0        10.68
Small/Mid Cap CORE                      0        11.67              0        11.67              0        11.67
High Yield Bond                     1,565         9.98              0         0.98          8,654         9.85

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S


                                  MEDALLION EXECUTIVE
                                      VLI CLASS #7               MVEP CLASS #8               MVUL CLASS #9
                               --------------------------  --------------------------  --------------------------
                               ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION
PORTFOLIO                         SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES     SHARE VALUES
---------                      ------------  ------------  ------------  ------------  ------------  ------------
Large Cap Growth                  112,264        85.40        799,241        26.61        346,876        23.70
Sovereign Bond                     56,595        24.06        302,433        12.64        338,834        11.90
International Equity Index        146,837        27.50        777,766        15.04        220,189        15.52
Small Cap Growth                  181,468        24.96        309,201        25.20        209,297        28.33
International Balanced             58,124        12.89         42,203        13.01         36,194        12.47
Mid Cap Growth                    181,012        36.51        411,691        36.87        120,647        40.88
Large Cap Value                   340,696        15.69        144,765        15.85        120,405        13.55
Money Market                      351,729        18.33        681,051        12.10        410,096        11.58
Mid Cap Value                     484,280        15.22        236,146        15.38         58,151        12.99
Small/Mid Cap Growth                5,968        21.17        263,530        13.51         34,027        13.75
Real Estate Equity                 42,675        22.83        146,961        12.66         42,185         9.75
Growth & Income                   833,145        69.25      1,328,327        22.26        456,665        19.45
Managed                         2,310,154        40.30        226,876        17.09        120,259        15.63
Short-Term Bond                    90,405        13.12         44,158        12.06         95,975        11.56
Small Cap Value                   619,523        12.28        321,868        12.40         92,320        11.77
International Opportunities       631,815        16.50        248,891        16.65        454,435        15.94
Equity Index                      602,588        23.56      1,254,544        23.79        666,253        20.30
Global Bond                       167,161        12.38         61,755        12.50         64,901        11.80
Turner Core Growth                      0        29.04        211,545        28.32         69,350        27.22
Brandes International
  Equity                                0        16.55        542,598        15.97         59,761        17.06
Frontier Capital
  Appreciation                          0        25.24        453,530        23.01         87,539        22.27
Enhanced U.S. Equity                    0        13.28        149,272        17.65        163,219        17.65
Emerging Markets Equity            43,842        13.69         79,087        13.76         40,699        13.76
Global Equity                      25,141        12.69         24,262        12.75            852        12.75
Bond Index                         27,803        10.59         19,951        10.64            180        10.64
Small/Mid Cap CORE                    174        11.57         18,128        11.62            706        11.62
High Yield Bond                    21,279         9.76         86,249         9.81         83,050         9.81

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S


                                    MVUL 98 CLASS #10          MVEP 98 CLASS #11            MEVL II CLASS #12
                               --------------------------  --------------------------  --------------------------
                               ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION
PORTFOLIO                         SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES     SHARE VALUES
---------                      ------------  ------------  ------------  ------------  ------------  ------------

Large Cap Growth                  257,292        23.70        225,326        26.61         4,496         87.48
Sovereign Bond                    132,915        11.90        121,516        12.64             0         28.75
International Equity Index         50,283        15.52         94,430        15.04         1,229         29.08
Small Cap Growth                  178,252        28.33         75,478        25.20             0         25.55
International Balanced             24,342        12.47          5,498        13.01             0         13.19
Mid Cap Growth                    325,412        40.88        155,427        36.87         4,597         37.36
Large Cap Value                    82,162        13.55        148,074        15.85             0         16.07
Money Market                      913,953        11.58        249,610        12.10             0         13.26
Mid Cap Value                      70,658        12.99         63,590        15.38             0         15.59
Small/Mid Cap Growth               15,647        13.75         21,186        13.51             0             0
Real Estate Equity                 15,207         9.84         23,604        12.66             0         23.94
Growth & Income                 1,057,563        19.45        214,058        22.26         2,544         82.96
Managed                            82,529        15.63         51,746        17.09         2,049         47.71
Short-Term Bond                    34,938        11.56         32,271        12.06         5,208         13.60
Small Cap Value                    33,605        11.77        107,429        12.40             0         12.57
International Opportunities        55,230        15.94         65,769        16.65             0         16.88
Equity Index                    2,032,606        20.30        537,822        23.79         9,694         24.12
Global Bond                        42,596        11.80         29,112        12.50             0         12.67
Turner Core Growth                345,860        27.22        235,445        28.32             0         32.04
Brandes International Equity      123,322        17.06        228,923        15.97             0         16.75
Frontier Capital Appreciation     240,310        22.27         91,600        23.01             0         26.83
Enhanced U.S. Equity               51,190        17.65         38,188        17.65             0         17.82
Emerging Markets Equity            24,399        13.76         14,489        13.76             0         13.85
Global Equity                       5,262        12.75          2,275        12.75             0         12.83
Bond Index                        140,959        10.64         68,555        10.64             0         10.71
Small/Mid Cap CORE                 12,671        11.62         14,654        11.62             0         11.70
High Yield Bond                    18,929         9.81         45,739         9.81             0          9.88

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                     VEP CLASS #13
                             ----------------------------
                             ACCUMULATION    ACCUMULATION
PORTFOLIO                       SHARES       SHARE VALUES
---------                    ------------    ------------
Large Cap Growth                  502           87.48
Sovereign Bond                      0           28.75
International Equity Index        879           29.08
Small Cap Growth                  588           25.55
International Balanced              0           13.19
Mid Cap Growth                    877           37.36
Large Cap Value                    13           16.07
Money Market                    7,184           13.26
Mid Cap Value                       0           15.59
Small/Mid Cap Growth                0           21.94
Real Estate Equity                  0           23.94
Growth & Income                   307           82.96
Managed                           372           47.71
Short-Term Bond                     0           13.60
Small Cap Value                     0           12.57
International Opportunities     1,226           16.88
Equity Index                    1,481           24.12
Global Bond                         0           12.67
Turner Core Growth                  0           32.04
Brandes International Equity        0           16.75
Frontier Capital Appreciation       0           26.83
Enhanced U.S. Equity                0           17.82
Emerging Markets Equity           717           13.85
Global Equity                       0           12.83
Bond Index                          0           10.71
Small/Mid Cap CORE                  0           11.70
High Yield Bond                     0            9.88

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Policyholders of
John Hancock Variable Life Account S
of John Hancock Variable Life Insurance Company

     We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account S (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Accounts management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account S at December 31, 1999, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 11, 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENT OF ASSETS AND LIABILITIES

                                DECEMBER 31, 1999


                                                   INTERNATIONAL
                         LARGE CAP     SOVEREIGN      EQUITY        SMALL CAP
                           GROWTH        BOND          INDEX         GROWTH
                         SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        ------------  -----------  -------------  -------------
ASSETS
Cash................... $      8,016  $     2,380   $     2,435    $     2,357
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value.................  115,521,551   38,321,474    33,198,674     31,022,828
Investments in shares
 of portfolios of M
 Fund Inc., at value...           --           --            --             --
Receivable from:
 John Hancock Variable
  Series Trust I.......       21,617       12,536           419        208,513
 M Fund Inc. ..........           --           --            --             --
                        ------------  -----------   -----------    -----------
Total assets...........  115,551,184   38,336,390    33,201,528     31,233,698
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company..............       20,467       12,194            75        208,172
 M Fund Inc. ..........           --           --            --             --
Asset charges payable..        9,166        2,723         2,779          2,698
                        ------------  -----------   -----------    -----------
Total liabilities......       29,633       14,917         2,854        210,870
                        ------------  -----------   -----------    -----------
Net assets............. $115,521,551  $38,321,473   $33,198,674    $31,022,828
                        ============  ===========   ===========    ===========




                         INTERNATIONAL    MID CAP     LARGE CAP       MONEY
                           BALANCED       GROWTH        VALUE        MARKET
                          SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                         -------------  -----------  -----------  -------------
ASSETS
Cash...................   $      304    $     4,698  $     1,803   $     3,061
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value.................    4,591,857     63,499,616   27,106,918    61,006,769
Investments in shares
 of portfolios of M
 Fund Inc., at value...           --             --           --            --
Receivable from:
 John Hancock Variable
  Series Trust I.......           52         27,659       12,738     1,396,082
 M Fund Inc. ..........           --             --           --            --
                          ----------    -----------  -----------   -----------
Total assets...........    4,592,213     63,531,973   27,121,459    62,405,912
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company..............            9         26,980       12,479     1,395,329
 M Fund Inc. ..........           --             --           --            --
Asset charges payable..          348          5,377        2,063         3,814
                          ----------    -----------  -----------   -----------
Total liabilities......          357         32,357       14,542     1,399,143
                          ----------    -----------  -----------   -----------
Net assets.............   $4,591,856    $63,499,616  $27,106,917   $61,006,769
                          ==========    ===========  ===========   ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 1999


                          MID CAP      SMALL/MID CAP   REAL ESTATE      GROWTH&
                           VALUE           GROWTH         EQUITY         INCOME
                         SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                        ------------   --------------  ------------   ------------
ASSETS
Cash................... $      1,422   $          701  $        611   $     17,877
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. ...............   19,138,533        9,925,831     9,238,646    209,525,898
Investments in shares
 of portfolios of M
 Fund Inc., at value              --               --            --             --
Receivable from:
 John Hancock Variable
  Series Trust I.......       38,609          580,155            88        330,982
 M Fund Inc. ..........           --               --            --             --
                        ------------   --------------  ------------   ------------
Total assets...........   19,178,564       10,506,687     9,239,345    209,874,757
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company..............       38,404          580,049            --        328,424
 M Fund Inc. ..........           --               --            --             --
Asset charges payable          1,627              807           699         20,434
                        ------------   --------------  ------------   ------------
Total liabilities......       40,031          580,856           699        348,858
                        ------------   --------------  ------------   ------------
Net assets............. $ 19,138,533   $    9,925,831  $  9,238,646   $209,525,899
                        ============   ==============  ============   ============

                                      SHORT-TERM    SMALL CAP    INTERNATIONAL
                          MANAGED        BOND         VALUE      OPPORTUNITIES
                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                         ----------   ----------   ----------    -------------
ASSETS
Cash................... $     13,307  $       731  $     1,430    $     2,454
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. ...............  125,710,809   11,728,988   18,783,397     31,535,050
Investments in shares
 of portfolios of M
 Fund Inc., at value...           --           --           --             --
Receivable from:
 John Hancock Variable
  Series Trust I.......       34,311          215      189,514          1,308
 M Fund Inc. ..........           --           --           --             --
                        ------------  -----------  -----------    -----------
Total assets...........  125,758,427   11,729,934   18,974,341     31,538,812
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company..............       32,402          114      189,306            955
 M Fund Inc. ..........           --           --           --             --
Asset charges payable..       15,216          832        1,639          2,808
                        ------------  -----------  -----------    -----------
Total liabilities......       47,618          946      190,945          3,763
                        ------------  -----------  -----------    -----------
Net assets............. $125,710,809  $11,728,988  $18,783,396    $31,535,049
                        ============  ===========  ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 1999


                                                     TURNER         BRANDES
                            EQUITY       GLOBAL       CORE       INTERNATIONAL
                            INDEX         BOND       GROWTH         EQUITY
                          SUBACCOUNT   SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
                          ----------   ----------  -----------  ---------------
ASSETS
Cash...................  $     10,574  $      734  $     1,535    $     1,016
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value.................   149,913,130   8,838,516           --             --
Investments in shares
 of portfolios of M
 Fund Inc., at value...            --          --   22,671,006     17,415,296
Receivable from:
 John Hancock Variable
  Series Trust I.......       126,680     766,077          222            271
 M Fund Inc. ..........            --          --           --             --
                         ------------  ----------  -----------    -----------
Total assets...........   150,050,384   9,605,327   22,672,763     17,416,583
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company..............       125,115     765,972           --            122
 M Fund Inc. ..........            --          --           --             --
Asset charges payable          12,138         839        1,758          1,165
                         ------------  ----------  -----------    -----------
Total liabilities......       137,253     766,811        1,758          1,287
                         ------------  ----------  -----------    -----------
Net assets.............  $149,913,131  $8,838,516  $22,671,005    $17,415,296
                         ============  ==========  ===========    ===========

                              FRONTIER                  EMERGING
                              CAPITAL      ENHANCED     MARKETS       GLOBAL
                            APPRECIATION  U.S. EQUITY    EQUITY       EQUITY
                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                            ------------  -----------  ----------  ------------
ASSETS
Cash......................  $     1,031   $      437   $      370    $     71
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value........           --           --    3,723,380     836,878
Investments in shares of
 portfolios of M Fund
 Inc., at value...........   16,985,022    6,738,214           --          --
Receivable from:
 John Hancock Variable
  Series Trust I..........          771           63          254          24
 M Fund Inc. .............           --           --           --          --
                            -----------   ----------   ----------    --------
Total assets..............   16,986,824    6,738,714    3,724,004     836,973
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance Company            620           --          204          13
 M Fund Inc. .............           --           --           --          --
Asset charges payable.....        1,182          500          420          82
                            -----------   ----------   ----------    --------
Total liabilities.........        1,802          500          624          95
                            -----------   ----------   ----------    --------
Net assets................  $16,985,022   $6,738,214   $3,723,380    $836,878
                            ===========   ==========   ==========    ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 1999



                                                                       HIGH
                                              BOND     SMALL/ MID     YIELD
                                             INDEX      CAP CORE       BOND
                                           SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                           ----------  ----------   ------------
ASSETS
Cash...................................... $      374   $     56    $      310
Investments in shares of portfolios of
 John Hancock Variable Series Trust I, at
 value....................................  5,126,051    616,813     4,273,214
Investments in shares of portfolios of M
 Fund Inc., at value......................         --         --            --
Receivable from:
 John Hancock Variable Series Trust I.....         87          7       906,251
 M Fund Inc. .............................         --         --            --
                                           ----------   --------    ----------
Total assets..............................  5,126,512    616,876     5,179,775
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company.................................         20         --       906,193
 M Fund Inc. .............................         --         --            --
Asset charges payable.....................        441         63           368
                                           ----------   --------    ----------
Total liabilities.........................        461         63       906,561
                                           ----------   --------    ----------
Net assets................................ $5,126,051   $616,813    $4,273,214
                                           ==========   ========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                            STATEMENT OF OPERATIONS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                             LARGE CAP GROWTH SUBACCOUNT            SOVEREIGN BOND SUBACCOUNT
                        --------------------------------------  -----------------------------------
                           1999          1998         1997         1999          1998         1997
                        ------------  -----------  -----------  ------------  -----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I....... $17,558,034   $ 6,312,073  $ 2,884,498  $ 2,851,613   $2,190,901    $855,742
 M Fund Inc. ..........          --            --           --           --           --          --
                        -----------   -----------  -----------  -----------   ----------    --------
Total investment
 income................  17,558,034     6,312,073    2,884,498    2,851,613    2,190,901     855,742
Expenses:
 Mortality and expense
  risks................     324,595       168,652       91,256      126,407       93,556      39,184
                        -----------   -----------  -----------  -----------   ----------    --------
Net investment income..  17,233,439     6,143,421    2,793,242    2,725,206    2,097,345     816,558
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses).............   5,003,007     1,750,881      619,721   (1,391,910)     185,230      80,538
 Net unrealized
  appreciation
  (depreciation)
  during the period....  (2,053,672)    8,041,022    2,301,920   (1,837,190)    (378,058)     63,687
                        -----------   -----------  -----------  -----------   ----------    --------
Net realized and
 unrealized gain
 (loss) on
 Investments...........   2,949,335     9,791,903    2,921,641   (3,229,100)    (192,828)    144,225
                        -----------   -----------  -----------  -----------   ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations............ $20,182,774   $15,935,324  $ 5,714,883  $  (503,894)  $1,904,517    $960,783
                        ===========   ===========  ===========  ===========   ==========    ========

                         INTERNATIONAL EQUITY INDEX SUBACCOUNT       SMALL CAP GROWTH SUBACCOUNT
                        --------------------------------------   ----------------------------------
                           1999         1998          1997          1999         1998         1997
                        -----------  -----------  -------------  -----------  -----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I....... $  936,475   $1,930,710   $   422,913    $ 3,697,955  $       --    $    473
 M Fund Inc. ..........         --           --            --             --          --          --
                        ----------   ----------   -----------    -----------  ----------    --------
Total investment
 income................    936,475    1,930,710       422,913      3,697,955          --         473
Expenses:
 Mortality and expense
  risks................     81,058       45,651        33,893         60,221      22,593       6,547
                        ----------   ----------   -----------    -----------  ----------    --------
Net investment income
 (loss)................    855,417    1,885,059       389,020      3,637,734     (22,593)     (6,074)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains....    753,750      152,030       244,810      2,548,944      58,729      21,707
 Net unrealized
  appreciation
  (depreciation)
  during the period....  4,871,167       78,480    (1,219,540)     3,920,455   1,070,805     126,699
                        ----------   ----------   -----------    -----------  ----------    --------
Net realized and
 unrealized gain
 (loss) on
 Investments...........  5,624,917      230,510      (974,730)     6,469,399   1,129,534     148,406
                        ----------   ----------   -----------    -----------  ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations............ $6,480,334   $2,115,569   $  (585,710)   $10,107,133  $1,106,941    $142,332
                        ==========   ==========   ===========    ===========  ==========    ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                        INTERNATIONAL BALANCED SUBACCOUNT        MID CAP GROWTH SUBACCOUNT
                        ----------------------------------   ---------------------------------
                           1999         1998       1997         1999         1998        1997
                        -----------  ----------  ----------  -----------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I....... $  372,766   $  185,760  $  61,249   $ 6,491,783  $1,114,374   $     --
 M Fund Inc. ..........         --           --         --            --          --         --
                        ----------   ----------  ---------   -----------  ----------   --------
Total investment
 income................    372,766      185,760     61,249     6,491,783   1,114,374         --
Expenses:
 Mortality and expense
  risks................     13,792        9,687      4,443       102,248      26,123      8,287
                        ----------   ----------  ---------   -----------  ----------   --------
Net investment income
 (loss)................    358,974      176,073     56,806     6,389,535   1,088,251     (8,287)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains....     15,640       24,206      8,667     5,188,018     599,619      1,235
 Net unrealized
  appreciation
  (depreciation)
  during the
  period...............   (173,912)     147,461    (67,714)   15,078,681   1,184,263    486,186
                        ----------   ----------  ---------   -----------  ----------   --------
Net realized and
 unrealized gain
 (loss) on
 Investments...........   (158,272)     171,667    (59,047)   20,266,699   1,783,882    487,421
                        ----------   ----------  ---------   -----------  ----------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations............ $  200,702   $  347,740  $  (2,241)  $26,656,234  $2,872,133   $479,134
                        ==========   ==========  =========   ===========  ==========   ========

                           LARGE CAP VALUE SUBACCOUNT           MONEY MARKET SUBACCOUNT
                        ----------------------------------  --------------------------------
                           1999          1998       1997       1999        1998        1997
                        ------------  ----------  --------  ----------  ----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I....... $ 1,809,072   $  797,874  $194,199  $3,279,928  $1,854,829   $758,434
 M Fund Inc. ..........          --           --        --          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Total investment
 income................   1,809,072      797,874   194,199   3,279,928   1,854,829    758,434
Expenses:
 Mortality and expense
  risks................      88,877       41,415    11,163     291,398     167,813     66,882
                        -----------   ----------  --------  ----------  ----------   --------
Net investment income..   1,720,195      756,459   183,036   2,988,530   1,687,016    691,552
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains....     705,454      330,827   164,821          --          --         --
 Net unrealized
  appreciation
  (depreciation)
  during the
  period...............  (2,181,112)     145,355   279,449          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Net realized and
 unrealized gain
 (loss) on
 investments...........  (1,475,658)     476,182   444,270          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Net increase in net
 assets resulting from
 operations............ $   244,537   $1,232,641  $627,306  $2,988,530  $1,687,016   $691,552
                        ===========   ==========  ========  ==========  ==========   ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                       MID CAP VALUE SUBACCOUNT             SMALL/MID CAP GROWTH SUBACCOUNT
                                                  -----------------------------------   ----------------------------------------
                                                     1999         1998         1997        1999           1998           1997
                                                  -----------  ------------  ---------  ------------  -------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...........  $  110,190   $   120,469   $446,081   $ 1,421,656   $     142,469   $   878,600
 M Fund Inc. ...................................          --            --         --            --              --            --
                                                  ----------   -----------   --------   -----------   -------------   -----------
Total investment income.........................     110,190       120,469    446,081     1,421,656         142,469       878,600
Expenses:
 Mortality and expense risks....................      68,611        45,020     11,421        32,995          34,432        35,934
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net investment income...........................      41,579        75,449    434,660     1,388,661         108,037       842,666
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)....................    (860,332)     (538,516)   101,787        13,375         232,246       297,666
 Net unrealized appreciation (depreciation)
  during the period.............................   1,757,919      (830,390)   (39,717)   (1,001,208)        236,333      (730,748)
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net realized and unrealized gain (loss) on
 investments....................................     897,587    (1,368,906)    62,070      (987,833)        468,579      (433,082)
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net increase (decrease) in net assets resulting
 from operations................................  $  939,166   $(1,293,457)  $496,730   $   400,828   $     576,616   $   409,584
                                                  ==========   ===========   ========   ===========   =============   ===========

                           REAL ESTATE EQUITY SUBACCOUNT           GROWTH & INCOME SUBACCOUNT
                        ----------------------------------   -------------------------------------
                          1999         1998         1997        1999          1998          1997
                        ----------  ------------  ---------  ------------  -----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I....... $ 544,845   $   305,783   $246,677   $23,565,679   $ 9,266,175   $5,917,063
  M Fund Inc. .........        --            --         --            --            --           --
                        ---------   -----------   --------   -----------   -----------   ----------
Total investment
 income................   544,845       305,783    246,677    23,565,679     9,266,175    5,917,063
Expenses:
 Mortality and expense
  risks................    29,468        22,716     13,879       715,377       290,361      169,135
                        ---------   -----------   --------   -----------   -----------   ----------
Net investment
 income ...............   515,377       283,067    232,798    22,850,302     8,975,814    5,747,928
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses).............  (735,504)     (454,979)   252,095     6,207,253     2,061,212    2,390,414
 Net unrealized
  appreciation
  (depreciation)
  during the period....    80,925      (698,676)   (13,488)   (5,814,839)    7,759,307      435,778
                        ---------   -----------   --------   -----------   -----------   ----------
Net realized and
 unrealized gain
 (loss) on
 investments...........  (654,579)   (1,153,655)   238,607       392,414     9,820,519    2,826,192
                        ---------   -----------   --------   -----------   -----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations............ $(139,202)  $  (870,588)  $471,405   $23,242,716   $18,796,333   $8,574,120
                        =========   ===========   ========   ===========   ===========   ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                 MANAGED SUBACCOUNT                 SHORT-TERM BOND SUBACCOUNT
                        ------------------------------------  ------------------------------------
                           1999          1998        1997        1999         1998          1997
                        ------------  ----------  ----------  -----------  ------------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I....... $11,251,980   $3,606,186  $1,879,954  $  957,614   $   977,164    $ 415,542
 M Fund Inc. ..........          --           --          --          --            --           --
                        -----------   ----------  ----------  ----------   -----------    ---------
Total investment
 income................  11,251,980    3,606,186   1,879,954     957,614       977,164      415,542
Expenses:
 Mortality and expense
  risks................     495,544      121,905      65,383      50,128        50,947       20,551
                        -----------   ----------  ----------  ----------   -----------    ---------
Net investment income..  10,756,436    3,484,281   1,814,571     907,486       926,217      394,991
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses).............   2,233,258      278,186     171,318    (441,667)       24,740       35,294
 Net unrealized
  appreciation
  (depreciation)
  during the period....  (6,419,069)   1,791,231     715,231     (85,754)     (136,999)     (25,976)
                        -----------   ----------  ----------  ----------   -----------    ---------
Net realized and
 unrealized gain
 (loss) on
 investments...........  (4,185,811)   2,069,417     886,549    (527,421)     (112,259)       9,318
                        -----------   ----------  ----------  ----------   -----------    ---------
Net increase in net
 assets resulting from
 operations............ $ 6,570,625   $5,553,698  $2,701,120  $  380,065   $   813,958    $ 404,309
                        ===========   ==========  ==========  ==========   ===========    =========

                                                              INTERNATIONAL OPPORTUNITIES
                           SMALL CAP VALUE SUBACCOUNT                  SUBACCOUNT
                        --------------------------------   ---------------------------------
                          1999        1998        1997        1999        1998        1997
                        ----------  ----------  ---------  ----------  ----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I....... $ 409,324   $  47,350   $299,278   $2,096,195  $  103,399   $  69,078
  M Fund Inc. .........        --          --         --           --          --          --
                        ---------   ---------   --------   ----------  ----------   ---------
Total investment
 income................   409,324      47,350    299,278    2,096,195     103,399      69,078
Expenses:
 Mortality and expense
  risks................    64,613      33,335      8,494       90,191      50,003      13,177
                        ---------   ---------   --------   ----------  ----------   ---------
Net investment income..   344,711      14,015    290,784    2,006,004      53,396      55,901
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses).............  (979,002)     (9,919)    75,149    1,907,809     191,495      80,782
 Net unrealized
  appreciation
  (depreciation)
  during the period....   325,684    (523,693)   (18,626)   3,818,953   1,108,416    (260,664)
                        ---------   ---------   --------   ----------  ----------   ---------
Net realized and
 unrealized gain
 (loss) on
 investments...........  (653,318)   (533,612)    56,523    5,726,762   1,299,911    (179,882)
                        ---------   ---------   --------   ----------  ----------   ---------
Net increase
 (decrease) in net
 assets resulting from
 operations............ $(308,607)  $(519,597)  $347,307   $7,732,766  $1,353,307   $(123,981)
                        =========   =========   ========   ==========  ==========   =========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                              EQUITY INDEX SUBACCOUNT             GLOBAL BOND SUBACCOUNT
                        -----------------------------------  --------------------------------
                           1999         1998        1997        1999         1998       1997
                        -----------  ----------  ----------  ------------  --------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I....... $ 5,839,023  $1,337,750  $  409,920  $   460,088   $303,545   $ 74,850
  M Fund Inc. .........          --          --          --           --         --         --
                        -----------  ----------  ----------  -----------   --------   --------
Total investment
 income................   5,839,023   1,337,750     409,920      460,088    303,545     74,850
Expenses:
 Mortality and expense
  risks................     335,573     126,021      31,223       35,321     19,894      3,820
                        -----------  ----------  ----------  -----------   --------   --------
Net investment income     5,503,450   1,211,729     378,697      424,767    283,651     71,030
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses).............   7,681,081     691,270     901,978     (204,675)    81,659      8,335
 Net unrealized
  appreciation
  (depreciation)
  during the
  period...............   4,678,509   6,098,919     392,256     (433,526)    43,608    (11,727)
                        -----------  ----------  ----------  -----------   --------   --------
Net realized and
 unrealized gain
 (loss) on
 investments...........  12,359,590   6,790,189   1,294,234     (638,201)   125,267     (3,392)
                        -----------  ----------  ----------  -----------   --------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations............ $17,863,040  $8,001,918  $1,672,931  $  (213,434)  $408,918   $ 67,638
                        ===========  ==========  ==========  ===========   ========   ========

                                                             BRANDES INTERNATIONAL
                        TURNER CORE GROWTH SUBACCOUNT          EQUITY SUBACCOUNT
                        ------------------------------  ------------------------------
                           1999       1998      1997       1999       1998       1997
                        ----------  --------  --------  ----------  --------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I.............. $1,349,358  $     --  $     --  $  549,978  $     --   $     --
  M Fund Inc. .........         --    84,940    91,360          --   358,080     32,677
                        ----------  --------  --------  ----------  --------   --------
Total investment
 income................  1,349,358    84,940    91,360     549,978   358,080     32,677
Expenses:
 Mortality and expense
  risks................     33,920     7,737     4,071      34,297    14,434      7,502
                        ----------  --------  --------  ----------  --------   --------
Net investment income..  1,315,438    77,203    87,289     515,681   343,646     25,175
Net realized and
 unrealized gain
 (loss) on
 investments: .........
 Net realized gains....  1,038,462   156,278    76,711     507,727    89,337     12,541
 Net unrealized
  appreciation
  (depreciation)
  during the
  period...............  1,626,646   562,620    32,626   3,486,097    91,915    (26,022)
                        ----------  --------  --------  ----------  --------   --------
Net realized and
 unrealized gain
 (loss) on
 investments...........  2,665,108   718,898   109,337   3,993,824   181,252    (13,481)
                        ----------  --------  --------  ----------  --------   --------
Net increase in net
 assets resulting from
 operations............ $3,980,546  $796,101  $196,626  $4,509,505  $524,898   $ 11,694
                        ==========  ========  ========  ==========  ========   ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                          FRONTIER CAPITAL APPRECIATION
                                    SUBACCOUNT               ENHANCED U.S. EQUITY SUBACCOUNT
                        ---------------------------------   --------------------------------
                           1999       1998        1997         1999        1998        1997*
                        ----------  ----------  ----------  ----------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I .....  $  487,465  $      --   $      --    $532,067    $     --     $    --
 M Fund Inc. .........          --     34,738     128,190          --      72,302      15,335
                        ----------  ---------   ---------    --------    --------     -------
Total investment
 income ..............     487,465     34,738     128,190     532,067      72,302      15,335
Expenses:
 Mortality and expense
  risks ..............      37,471     24,841      10,040      13,930       4,069         478
                        ----------  ---------   ---------    --------    --------     -------
Net investment
 income ..............     449,994      9,897     118,150     518,137      68,233      14,857
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses) ...........     624,068   (445,752)    614,358     264,436      87,723       4,177
 Net unrealized
  appreciation
  (depreciation)
  during the period ..   3,431,408    432,064    (368,570)    151,562      89,677       6,844
                        ----------  ---------   ---------    --------    --------     -------
Net realized and
 unrealized gain (loss)
 on investments ......   4,055,476    (13,688)    245,788     415,998     177,400      11,021
                        ----------  ---------   ---------    --------    --------     -------
Net increase
 (decrease) in net
 assets resulting from
 operations ..........  $4,505,470  $  (3,791)  $ 363,938    $934,135    $245,633     $25,878
                        ==========  =========   =========    ========    ========     =======

                              EMERGING
                           MARKETS EQUITY         GLOBAL EQUITY          BOND INDEX
                             SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                        --------------------   ------------------   --------------------
                           1999      1998**      1999     1998**      1999        1998**
                        ----------  ---------  --------  ---------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I .....  $  137,724  $    522   $  6,063  $    491   $ 140,772    $ 23,842
 M Fund Inc. .........          --        --         --        --          --          --
                        ----------  --------   --------  --------   ---------    --------
Total investment
 income ..............     137,724       522      6,063       491     140,772      23,842
Expenses:
 Mortality and expense
  risks ..............       5,465       387      1,859       339      10,636         937
                        ----------  --------   --------  --------   ---------    --------
 Net investment
  income .............     132,259       135      4,204       152     130,136      22,905
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses) ...........     663,998   (45,975)    82,873   (21,835)   (104,174)      1,002
 Net unrealized
  appreciation
  (depreciation)
  during the period ..     432,248     2,289     47,295     4,812     (78,192)    (10,217)
                        ----------  --------   --------  --------   ---------    --------
Net realized and
 unrealized gain (loss)
 on investments ......   1,096,246   (43,686)   130,168   (17,023)   (182,366)     (9,215)
                        ----------  --------   --------  --------   ---------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations ..........  $1,228,505  $(43,551)  $134,372  $(16,871)  $ (52,230)   $ 13,690
                        ==========  ========   ========  ========   =========    ========

---------
*  From July 1, 1997 (commencement of operations).
** From May 1, 1998 (commencement of operations).

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                        SMALL/MID            HIGH YIELD
                                        CAP CORE                BOND
                                       SUBACCOUNT            SUBACCOUNT
                                   -------------------   --------------------
                                     1999      1998**      1999        1998**
                                   ---------  ---------  ----------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I ......................   $ 54,784   $     --   $ 352,641    $ 88,721
 M Fund Inc. ...................         --         --          --          --
                                   --------   --------   ---------    --------
Total investment income ........     54,784         --     352,641      88,721
Expenses:
 Mortality and expense risks ...      2,073        535      12,206       1,962
                                   --------   --------   ---------    --------
Net investment income (loss) ...     52,711       (535)    340,435      86,759
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses) ...     65,733    (25,196)     42,365      64,824
 Net unrealized appreciation
  (depreciation) during the
  period .......................    (10,735)    18,718    (139,659)    149,416
                                   --------   --------   ---------    --------
Net realized and unrealized gain
 (loss) on investments .........     54,998     (6,478)    (97,294)    214,240
                                   --------   --------   ---------    --------
Net increase (decrease) in net
 assets resulting from
 operations ....................   $107,709   $ (7,013)  $ 243,141    $300,999
                                   ========   ========   =========    ========

---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENTS OF CHANGES IN NET ASSETS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                 LARGE CAP GROWTH SUBACCOUNT                   SOVEREIGN BOND SUBACCOUNT
                                          ------------------------------------------   -----------------------------------------
                                              1999           1998           1997           1999           1998           1997
                                          -------------  -------------  -------------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income ................   $ 17,233,439   $  6,143,421   $  2,793,242   $  2,725,206   $  2,097,345    $   816,558
 Net realized gains (losses) ..........      5,003,007      1,750,881        619,721     (1,391,910)       185,230         80,538
 Net unrealized appreciation
  (depreciation) during the period ....     (2,053,672)     8,041,022      2,301,920     (1,837,190)      (378,058)        63,687
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations ............     20,182,774     15,935,324      5,714,883       (503,894)     1,904,517        960,783
From policyholder transactions:
 Net premiums from policyholders ......     75,667,981     29,859,648     20,264,849     74,595,720     38,567,292     21,324,560
 Net benefits to policyholders ........    (45,347,424)   (13,281,028)   (10,390,849)   (68,312,320)   (27,391,317)    (8,009,615)
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets resulting
 from policyholder
 transactions .........................     30,320,557     16,578,620      9,874,000      6,283,400     11,175,975     13,314,945
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets ............     50,503,331     32,513,944     15,588,883      5,779,506     13,080,492     14,275,728
Net assets at beginning of period .....     65,018,220     32,504,276     16,915,393     32,541,967     19,461,475      5,185,747
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net assets at end of period ...........   $115,521,551   $ 65,018,220   $ 32,504,276   $ 38,321,473   $ 32,541,967    $19,461,475
                                          ============   ============   ============   ============   ============    ===========

                                                       INTERNATIONAL EQUITY                            SMALL CAP
                                                         INDEX SUBACCOUNT                          GROWTH SUBACCOUNT
                                             ----------------------------------------   ----------------------------------------
                                                 1999          1998          1997           1999          1998           1997
                                             -------------  ------------  ------------  -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) ............   $    855,417   $ 1,885,059   $   389,020   $  3,637,734   $   (22,593)   $    (6,074)
 Net realized gains ......................        753,750       152,030       244,810      2,548,944        58,729         21,707
 Net unrealized appreciation
  (depreciation) during the period .......      4,871,167        78,480    (1,219,540)     3,920,455     1,070,805        126,699
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations ...............      6,480,334     2,115,569      (585,710)    10,107,133     1,106,941        142,332
From policyholder transactions:
 Net premiums from policyholders .........     53,332,374    10,034,119     8,150,400     52,637,861    12,088,047      2,870,481
 Net benefits to policyholders ...........    (39,209,664)   (8,344,107)   (4,505,840)   (40,800,272)   (6,621,834)    (1,005,386)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions ...............     14,122,710     1,690,012     3,644,560     11,837,589     5,466,213      1,865,095
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets ...............     20,603,044     3,805,581     3,058,850     21,944,722     6,573,154      2,007,427
Net assets at beginning of period ........     12,595,630     8,790,049     5,731,199      9,078,106     2,504,952        497,525
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period ..............   $ 33,198,674   $12,595,630   $ 8,790,049   $ 31,022,828   $ 9,078,106    $ 2,504,952
                                             ============   ===========   ===========   ============   ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                  INTERNATIONAL BALANCED
                                                        SUBACCOUNT                           MID CAP GROWTH SUBACCOUNT
                                          --------------------------------------   ---------------------------------------------
                                             1999          1998          1997          1999            1998             1997
                                          ------------  ------------  -----------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) .........   $   358,974   $   176,073   $   56,806   $   6,389,535   $   1,088,251    $      (8,287)
 Net realized gains ...................        15,640        24,206        8,667       5,188,018         599,619            1,235
 Net unrealized appreciation
  (depreciation) during the period ....      (173,912)      147,461      (67,714)     15,078,681       1,184,263          486,186
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations ............       200,702       347,740       (2,241)     26,656,234       2,872,133          479,134
From policyholder transactions:
 Net premiums from policyholders ......     6,295,052     3,163,316    1,608,069      65,183,285      11,323,614        3,212,754
 Net benefits to policyholders ........    (5,007,225)   (1,882,974)    (282,878)    (41,018,347)     (5,132,055)        (915,459)
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase in net assets resulting
 from policyholder transactions .......     1,287,827     1,280,342    1,325,191      24,164,938       6,191,559        2,297,295
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase in net assets  ...........     1,488,529     1,628,082    1,322,950      50,821,172       9,063,692        2,776,429
Net assets at beginning of period .....     3,103,327     1,475,245      152,295      12,678,444       3,614,752          838,323
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net assets at end of period ...........   $ 4,591,856   $ 3,103,327   $1,475,245   $  63,499,616   $  12,678,444    $   3,614,752
                                          ===========   ===========   ==========   =============   =============    =============

                                               LARGE CAP VALUE SUBACCOUNT                     MONEY MARKET SUBACCOUNT
                                        ----------------------------------------   ---------------------------------------------
                                            1999          1998          1997           1999            1998             1997
                                        -------------  ------------  ------------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income ...............  $  1,720,195   $   756,459   $   183,036   $   2,988,530   $   1,687,016    $     691,552
 Net realized gains ..................       705,454       330,827       164,821              --              --               --
 Net unrealized appreciation
  (depreciation) during the period ...    (2,181,112)      145,355       279,449              --              --               --
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase in net assets resulting
 from operations .....................       244,537     1,232,641       627,306       2,988,530       1,687,016          691,552
From policyholder transactions:
 Net premiums from policyholders .....    37,432,039    15,144,316     5,421,062     890,376,545     340,377,358      103,737,470
 Net benefits to policyholders .......   (27,199,179)   (4,937,583)   (1,620,578)   (918,869,964)   (269,723,839)    (100,296,756)
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions ........................    10,232,860    10,206,733     3,800,484     (28,493,419)     70,653,519        3,440,714
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets     10,477,397    11,439,374     4,427,790     (25,504,889)     72,340,535        4,132,266
Net assets at beginning of period ....    16,629,520     5,190,146       762,356      86,511,658      14,171,123       10,038,857
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net assets at end of period ..........  $ 27,106,917   $16,629,520   $ 5,190,146   $  61,006,769   $  86,511,658    $  14,171,123
                                        ============   ===========   ===========   =============   =============    =============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                                     SMALL/MID CAP
                                                     MID CAP VALUE SUBACCOUNT                      GROWTH SUBACCOUNT
                                             ----------------------------------------   ----------------------------------------
                                                 1999          1998          1997           1999          1998           1997
                                             -------------  ------------  ------------  -------------  ------------  --------------
Increase in net assets from operations:
 Net investment income ....................  $     41,579   $    75,449   $   434,660   $  1,388,661   $   108,037    $   842,666
 Net realized gains (losses) ..............      (860,332)     (538,516)      101,787         13,375       232,246        297,666
 Net unrealized appreciation (depreciation)
  during the period .......................     1,757,919      (830,390)      (39,717)    (1,001,208)      236,333       (730,748)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from
 operations ...............................       939,166    (1,293,457)      496,730        400,828       576,616        409,584
From policyholder transactions:
 Net premiums from policyholders ..........    32,024,751    18,837,112     6,323,061     11,809,133     4,563,154      8,511,081
 Net benefits to policyholders ............   (29,579,995)   (7,855,945)   (1,089,206)    (9,775,543)   (6,481,542)    (6,274,668)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions .............................     2,444,756    10,981,167     5,233,855      2,033,590    (1,918,388)     2,236,413
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets .....     3,383,922     9,687,710     5,730,585      2,434,418    (1,341,772)     2,645,997
Net assets at beginning of period .........    15,754,611     6,066,901       336,316      7,491,413     8,833,185      6,187,188
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period ...............  $ 19,138,533   $15,754,611   $ 6,066,901   $  9,925,831   $ 7,491,413    $ 8,833,185
                                             ============   ===========   ===========   ============   ===========    ===========

                                               REAL ESTATE EQUITY SUBACCOUNT                 GROWTH & INCOME SUBACCOUNT
                                          ----------------------------------------   -------------------------------------------
                                              1999          1998          1997           1999            1998            1997
                                          -------------  ------------  ------------  --------------  -------------  ---------------
Increase in net assets from operations:
 Net investment income ................   $    515,377   $   283,067   $   232,798   $  22,850,302   $  8,975,814    $  5,747,928
 Net realized gains (losses) ..........       (735,504)     (454,979)      252,095       6,207,253      2,061,212       2,390,414
 Net unrealized appreciation
  (depreciation) during the period ....         80,925      (698,676)      (13,488)     (5,814,839)     7,759,307         435,778
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations ............       (139,202)     (870,588)      471,405      23,242,716     18,796,333       8,574,120
From policyholder transactions:
 Net premiums from policyholders ......     22,699,314     6,964,604     4,833,914     196,639,863     60,975,616      35,535,599
 Net benefits to policyholders ........    (18,093,640)   (5,513,221)   (2,393,463)   (106,763,955)   (31,360,866)    (21,776,809)
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase in net assets resulting
 from policyholder transactions .......      4,605,674     1,451,383     2,440,451      89,875,908     29,614,750      13,758,790
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase in net assets ............      4,466,472       580,795     2,911,856     113,118,624     48,411,083      22,332,910
Net assets at beginning of period .....      4,772,174     4,191,379     1,279,523      96,407,275     47,996,192      25,663,282
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net assets at end of period ...........   $  9,238,646   $ 4,772,174   $ 4,191,379   $ 209,525,899   $ 96,407,275    $ 47,996,192
                                          ============   ===========   ===========   =============   ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                                    SHORT-TERM BOND
                                                       MANAGED SUBACCOUNT                             SUBACCOUNT
                                            ----------------------------------------   -----------------------------------------
                                                1999          1998          1997           1999           1998           1997
                                            -------------  ------------  ------------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income ..................   $ 10,756,436   $ 3,484,281   $ 1,814,571   $    907,486   $    926,217    $   394,991
 Net realized gains (losses) ............      2,233,258       278,186       171,318       (441,667)        24,740         35,294
 Net unrealized appreciation
  (depreciation) during the period ......     (6,419,069)    1,791,231       715,231        (85,754)      (136,999)       (25,976)
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase in net assets resulting from
 operations .............................      6,570,625     5,553,698     2,701,120        380,065        813,958        404,309
From policyholder transactions:
 Net premiums from policyholders ........    113,292,872    21,019,273    16,914,475     41,259,110     27,490,588     12,911,228
 Net benefits to policyholders ..........    (34,219,380)   (8,281,600)   (9,357,535)   (49,156,693)   (21,534,195)    (4,234,624)
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions............................     79,073,492    12,737,673     7,556,940     (7,897,583)     5,956,393      8,676,604
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets ...     85,644,117    18,291,371    10,258,060     (7,517,518)     6,770,351      9,080,913
Net assets at beginning of period .......     40,066,692    21,775,321    11,517,261     19,246,506     12,476,155      3,395,242
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net assets at end of period .............   $125,710,809   $40,066,692   $21,775,321   $ 11,728,988   $ 19,246,506    $12,476,155
                                            ============   ===========   ===========   ============   ============    ===========

                                                                                              INTERNATIONAL OPPORTUNITIES
                                                   SMALL CAP VALUE SUBACCOUNT                         SUBACCOUNT
                                             ---------------------------------------   -----------------------------------------
                                                 1999          1998          1997          1999           1998           1997
                                             -------------  ------------  -----------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income ....................  $    344,711   $    14,015   $  290,784   $  2,006,004   $     53,396    $    55,901
 Net realized gains (losses) ..............      (979,002)       (9,919)      75,149      1,907,809        191,495         80,782
 Net unrealized appreciation (depreciation)
  during the period .......................       325,684      (523,693)     (18,626)     3,818,953      1,108,416       (260,664)
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations ................      (308,607)     (519,597)     347,307      7,732,766      1,353,307       (123,981)
From policyholder transactions:
 Net premiums from policyholders ..........    39,172,672    11,420,833    4,182,527     43,216,216     23,844,756      8,906,153
 Net benefits to policyholders ............   (30,591,417)   (4,363,378)    (897,951)   (38,372,463)   (12,275,087)    (3,655,731)
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets resulting from
 policyholder transactions ................     8,581,255     7,057,455    3,284,576      4,843,753     11,569,669      5,250,422
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets ................     8,272,648     6,537,858    3,631,883     12,576,519     12,922,976      5,126,441
Net assets at beginning of period .........    10,510,748     3,972,890      341,007     18,958,530      6,035,554        909,113
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net assets at end of period ...............  $ 18,783,396   $10,510,748   $3,972,890   $ 31,535,049   $ 18,958,530    $ 6,035,554
                                             ============   ===========   ==========   ============   ============    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                             EQUITY INDEX SUBACCOUNT                      GLOBAL BOND SUBACCOUNT
                                   ------------------------------------------     ---------------------------------------
                                       1999            1998          1997            1999          1998           1997
                                   -------------   ------------   -----------     -----------   -----------    ----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income             $   5,503,450   $  1,211,729   $   378,697     $   424,767   $   283,651    $   71,030
 Net realized gains                                                                  (204,675)       81,659         8,335
  (losses) ............                7,681,081        691,270       901,978
 Net unrealized
  appreciation
  (depreciation)
  during the period ...                4,678,509      6,098,919       392,256        (433,526)       43,608       (11,727)
                                   -------------   ------------   -----------     -----------   -----------    ----------
Net increase
 (decrease) in net
 assets resulting from
 operations ...........               17,863,040      8,001,918     1,672,931        (213,434)      408,918        67,638
From policyholder
 transactions:
 Net premiums from
  policyholders .......              225,994,914     60,690,933    23,412,687      11,387,398     9,258,713     1,828,179
 Net benefits to
  policyholders .......             (147,909,470)   (31,166,123)   (9,622,006)    (10,615,019)   (3,008,341)     (534,164)
                                   -------------   ------------   -----------     -----------   -----------    ----------
Net increase in net
 assets resulting from
 policyholder
 transactions .........               78,085,444     29,524,810    13,790,681         772,379     6,250,372     1,294,015
                                   -------------   ------------   -----------     -----------   -----------    ----------
Net increase in net
 assets ...............               95,948,484     37,526,728    15,463,612         558,945     6,659,290     1,361,653
Net assets at
 beginning of period ..               53,964,647     16,437,919       974,307       8,279,571     1,620,281       258,628
                                   -------------   ------------   -----------     -----------   -----------    ----------
Net assets at end of
 period ...............            $ 149,913,131   $ 53,964,647   $16,437,919     $ 8,838,516   $ 8,279,571    $1,620,281
                                   =============   ============   ===========     ===========   ===========    ==========

                                                                                                  BRANDES INTERNATIONAL
                                                    TURNER CORE GROWTH SUBACCOUNT                   EQUITY SUBACCOUNT
                                                --------------------------------------   ---------------------------------------
                                                   1999          1998          1997         1999           1998          1997
                                                ------------  ------------  -----------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income ......................   $ 1,315,438   $    77,203   $   87,289   $   515,681   $    343,646   $    25,175
 Net realized gains .........................     1,038,462       156,278       76,711       507,727         89,337        12,541
 Net unrealized appreciation (depreciation)
  during the period .........................     1,626,646       562,620       32,626     3,486,097         91,915       (26,022)
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets resulting from
 operations .................................     3,980,546       796,101      196,626     4,509,505        524,898        11,694
From policyholder transactions:
 Net premiums from policyholders ............    23,098,524     4,779,974      743,622    12,134,533      5,520,633     2,484,010
 Net benefits to policyholders ..............    (9,308,254)   (1,690,860)    (580,027)   (5,569,496)   (2,041,375)    (1,088,249)
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets resulting from
 policyholder transactions ..................    13,790,270     3,089,114      163,595     6,565,037      3,479,258     1,395,761
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets ..................    17,770,816     3,885,215      360,221    11,074,542      4,004,156     1,407,455
Net assets at beginning of period ...........     4,900,189     1,014,974      654,753     6,340,754      2,336,598       929,143
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net assets at end of period .................   $22,671,005   $ 4,900,189   $1,014,974   $17,415,296   $  6,340,754   $ 2,336,598
                                                ===========   ===========   ==========   ===========   ============   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                 FRONTIER CAPITAL APPRECIATION                         ENHANCED U.S.
                                            SUBACCOUNT                              EQUITY SUBACCOUNT
                           ------------------------------------------    ------------------------------------------
                                1999           1998          1997              1999          1998          1997*
                           -------------  ------------  ------------     --------------  ------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income...  $    449,994   $     9,897   $   118,150      $     518,137   $    68,233    $  14,857
 Net realized gains
  (losses) ..............       624,068      (445,752)      614,358            264,436        87,723        4,177
 Net unrealized
  appreciation
  (depreciation)
  during the period .....     3,431,408       432,064      (368,570)           151,562        89,677        6,844
                           ------------   -----------   -----------      -------------   -----------    ---------
Net increase
 (decrease) in net
 assets resulting from
 operations .............     4,505,470        (3,791)      363,938            934,135       245,633       25,878
From policyholder
 transactions:
 Net premiums from
  policyholders .........    25,135,447    13,982,031    10,030,418          6,480,741     3,031,309      475,503
 Net benefits to
  policyholders .........   (22,331,613)   (9,695,520)   (5,969,436)        (3,151,279)   (1,299,530)      (4,176)
                           ------------   -----------   -----------      -------------   -----------    ---------
Net increase in net
 assets resulting from
 policyholder
 transactions ...........     2,803,834     4,286,511     4,060,982          3,329,462     1,731,779      471,327
                           ------------   -----------   -----------      -------------   -----------    ---------
Net increase in net
 assets .................     7,309,304     4,282,720     4,424,920          4,263,597     1,977,412      497,205
Net assets at
 beginning of period ....     9,675,718     5,392,998       968,078          2,474,617       497,205            0
                           ------------   -----------   -----------      -------------   -----------    ---------
Net assets at end of
 period .................  $ 16,985,022   $ 9,675,718   $ 5,392,998      $   6,738,214   $ 2,474,617    $ 497,205
                           ============   ===========   ===========      =============   ===========    =========

                                                    EMERGING MARKETS              GLOBAL EQUITY                BOND INDEX
                                                   EQUITY SUBACCOUNT               SUBACCOUNT                  SUBACCOUNT
                                               --------------------------   -------------------------   ------------------------
                                                   1999         1998**         1999         1998**         1999          1998**
                                               -------------  ------------  ------------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income .....................   $    132,259   $       135   $     4,204   $       152   $   130,136    $   22,905
 Net realized gains (losses) ...............        663,998       (45,975)       82,873       (21,835)     (104,174)        1,002
 Net unrealized appreciation (depreciation)
  during the period ........................        432,248         2,289        47,295         4,812       (78,192)      (10,217)
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations .................      1,228,505       (43,551)      134,372       (16,871)      (52,230)       13,690
From policyholder transactions:
 Net premiums from policyholders ...........     18,579,194     2,434,226     3,151,983     2,372,034     6,471,518     1,176,234
 Net benefits to policyholders .............    (16,271,324)   (2,203,670)   (2,613,505)   (2,191,135)   (2,358,694)     (124,467)
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions .................      2,307,870       230,556       538,478       180,899     4,112,824     1,051,767
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets .................      3,536,375       187,005       672,850       164,028     4,060,594     1,065,457
Net assets at beginning of period ..........        187,005             0       164,028             0     1,065,457             0
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net assets at end of period ................   $  3,723,380   $   187,005   $   836,878   $   164,028   $ 5,126,051    $1,065,457
                                               ============   ===========   ===========   ===========   ===========    ==========

---------
*  From July 1, 1997 (commencement of operations).
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                           SMALL/MID CAP CORE              HIGH YIELD BOND
                               SUBACCOUNT                    SUBACCOUNT
                        ------------------------   ------------------------------
                           1999         1998**         1999            1998**
                        ------------  -----------  --------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss) .............. $    52,711   $     (535)  $     340,435    $    86,759
 Net realized gains
  (losses) ............      65,733      (25,196)         42,365         64,824
 Net unrealized
  appreciation
  (depreciation)
  during the period ...     (10,735)      18,718        (139,659)       149,416
                        -----------   ----------   -------------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations ...........     107,709       (7,013)        243,141        300,999
From policyholder
 transactions:
 Net premiums from
  policyholders .......   5,817,483    1,089,030      19,870,990      6,683,673
 Net benefits to
  policyholders .......  (5,611,532)    (778,864)    (20,368,501)    (2,457,088)
                        -----------   ----------   -------------    -----------
Net increase
 (decrease) in net
 assets resulting from
 policyholder
 transactions .........     205,951      310,166        (497,511)     4,226,585
                        -----------   ----------   -------------    -----------
Net increase
 (decrease) in net
 assets ...............     313,660      303,153        (254,370)     4,527,584
Net assets at
 beginning of period ..     303,153            0       4,527,584              0
                        -----------   ----------   -------------    -----------
Net assets at end of
 period ............... $   616,813   $  303,153   $   4,273,214    $ 4,527,584
                        ===========   ==========   =============    ===========

---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1999

1.   ORGANIZATION

     John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Portfolios. Each Portfolio has a different investment objective.

     The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICOs general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

     The assets of the Account are the property of JHVLICO. The portion of the Accounts assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2.   SIGNIFICANT ACCOUNTING POLICIES

   Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Valuation of Investments

     Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

   Federal Income Taxes

     The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

   Expenses

     JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

     JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

   Policy Loans

     Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At December 31, 1999, there were no outstanding policy loans.

3.   TRANSACTION WITH AFFILIATES

     John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

     Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

4.   Details of Investments

     The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1999 were as follows:


       PORTFOLIO                  SHARES OWNED       COST           VALUE
       ---------                  ------------   ------------   ------------

Large Cap Growth ..............     4,226,550    $108,181,136   $115,521,551
Sovereign Bond ................     4,200,440      40,512,273     38,321,473
International Equity Index ....     1,689,937      29,224,059     33,198,674
Small Cap Growth ..............     1,622,919      25,907,535     31,022,828
International Balanced ........       428,930       4,680,715      4,591,856
Mid Cap Growth ................     2,172,468      46,744,046     63,499,616
Large Cap Value ...............     2,009,306      28,839,671     27,106,917
Money Market ..................     6,100,677      61,006,768     61,006,769
Mid Cap Value .................     1,497,913      18,236,811     19,138,533
Small/Mid Cap Growth ..........       707,222      10,888,164      9,925,831
Real Estate Equity ............       805,182       9,643,804      9,238,646
Growth & Income ...............    10,470,370     207,387,033    209,525,899
Managed .......................     8,137,552     130,087,567    125,710,809
Short-Term Bond ...............     1,206,452      11,963,663     11,728,988
Small Cap Value ...............     1,720,546      18,985,985     18,783,396
International Opportunities ...     2,078,452      26,831,679     31,535,049
Equity Index ..................     7,327,855     138,687,664    149,913,131
Global Bond ...................       900,154       9,240,752      8,838,516
Turner Core Growth ............       988,705      20,433,059     22,671,005
Brandes International Equity ..     1,122,129      13,875,593     17,415,296
Frontier Capital Appreciation..       804,225      13,485,020     16,985,022
Enhanced U.S. Equity ..........       321,327       6,490,133      6,738,214
Emerging Markets Equity .......       303,646       3,288,843      3,723,380
Global Equity .................        68,965         784,773        836,878
Bond Index ....................       550,115       5,214,459      5,126,051
Small/Mid Cap CORE ............        62,841         608,830        616,813
High Yield Bond ...............       475,514       4,263,457      4,273,214

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

     Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund and of M Fund during 1999 were as follows:


       PORTFOLIO                          PURCHASES         SALES
       ---------                        ------------    ------------

Large Cap Growth......................  $ 62,265,535    $ 14,711,539
Sovereign Bond........................    38,288,617      29,280,010
International Equity Index............    32,519,440      17,541,313
Small Cap Growth......................    27,757,302      12,281,978
International Balanced................     3,415,587       1,768,784
Mid Cap Growth........................    45,338,211      14,783,738
Large Cap Value.......................    22,257,609      10,304,554
Money Market..........................   304,141,849     329,646,739
Mid Cap Value.........................    15,413,952      12,927,617
Small/Mid Cap Growth..................     8,759,614       5,337,363
Real Estate Equity....................    13,375,520       8,254,469
Growth & Income.......................   144,949,345      32,223,136
Managed...............................   111,633,323      21,803,394
Short-Term Bond.......................    17,352,671      24,342,768
Small Cap Value.......................    16,062,747       7,136,780
International Opportunities...........    24,767,973      17,918,215
Equity Index..........................   124,086,502      40,497,607
Global Bond...........................    10,322,531       9,125,384
Turner Core Growth....................    20,980,047       5,874,338
Brandes International Equity..........    10,664,333       3,583,615
Frontier Capital Appreciation.........    13,387,462      10,133,633
Enhanced U.S. Equity..................     5,925,334       2,077,734
Emerging Markets Equity...............     9,682,573       7,242,444
Global Equity.........................     2,167,637       1,624,954
Bond Index............................     5,900,997       1,658,038
Small/Mid Cap CORE....................     3,312,578       3,053,916
High Yield Bond.......................    11,898,171      12,055,248

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

5.   Net Assets

     Accumulation shares attributable to net assets of policyholders and accumulation share values for each subaccount at December 31, 1999 were as follows:


                                      VEP CLASS #1                VEP CLASS #2               VEP CLASS #3
                               --------------------------  --------------------------  --------------------------
                               ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION
PORTFOLIO                         SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES     SHARE VALUES
---------                      ------------  ------------  ------------  ------------  ------------  ------------
Large Cap Growth .............    432,627       $34.19        442,008       $34.29        156,934       $34.39
Sovereign Bond ...............    226,496        13.80        170,995        13.84         28,389        13.88
International Equity Index ...    205,346        17.52        163,712        17.58          4,631        17.63
Small Cap Growth .............    151,029        21.68        131,551        21.71         42,832        21.76
International Balanced .......     21,487        13.28         25,817        13.30         12,453        13.33
Mid Cap Growth ...............    202,405        35.56        145,034        35.62         45,513        35.69
Large Cap Value ..............    191,629        16.15        140,376        16.18          4,476        16.21
Money Market .................    613,611        13.08      1,102,161        13.12        347,735        13.15
Mid Cap Value ................    106,938        14.05         45,955        14.08          2,990        14.10
Small/Mid Cap Growth .........     83,852        19.77         90,674        19.83         41,701        19.88
Real Estate Equity ...........     94,768        14.40         68,355        14.44          2,732        14.49
Growth & Income ..............    945,411        30.90        579,234        31.00        212,540        31.09
Managed ......................    554,374        20.88        279,936        20.94         23,988        21.00
Short-Term Bond ..............     94,078        12.97         84,892        13.00          7,712        13.04
Small Cap Value ..............    114,641        12.30         82,461        12.33         55,278        12.35
International Opportunities ..    115,902        16.52        159,219        16.55          2,521        16.58
Equity Index .................    442,683        23.06        565,394        23.10        189,577        23.14
Global Bond ..................     55,090        12.15         48,036        12.17         16,751        12.19
Turner Core Growth ...........     31,697        28.29         15,337        28.36             --           --
Brandes International Equity .     18,319        16.91         33,342        16.94             --           --
Frontier Capital Appreciation      20,409        22.75         13,182        22.80             --           --
Enhanced U.S. Equity .........      3,102        17.47             --        17.50             --           --
Emerging Markets Equity ......     31,332        12.77        114,481        12.78          4,803        12.79
Global Equity ................     11,223        12.22         15,873        12.23            777        12.24
Bond Index ...................     99,617        10.34         99,264        10.34         64,039        10.35
Small/Mid Cap CORE ...........     12,833        10.76          3,271        10.77          4,416        10.78
High Yield Bond ..............     51,021        10.09         40,169        10.10             --           --

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S


                                    V COLI CLASS #4             V COLI CLASS #5            V COLI CLASS #6
                               --------------------------  --------------------------  --------------------------
                               ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION
PORTFOLIO                         SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES     SHARE VALUES
---------                      ------------  ------------  ------------  ------------  ------------  ------------
Large Cap Growth .............    646,018       $34.50        282,553       $34.49        252,596       $34.52
Sovereign Bond ...............     17,426        14.64        538,047        14.66        335,449        14.67
International Equity Index ...     63,956        16.24        130,903        16.26        235,165        16.28
Small Cap Growth .............     90,088        22.04         39,929        22.05         38,804        22.07
International Balanced .......     68,220        13.50          6,065        13.51         54,964        13.52
Mid Cap Growth ...............    146,264        36.15        124,116        36.18          5,992        36.19
Large Cap Value ..............    151,753        16.42        133,066        16.43        416,273        16.44
Money Market .................    218,714        13.01          5,906        13.02        136,140        13.04
Mid Cap Value ................     69,726        14.29         24,485        14.30        281,375        14.30
Small/Mid Cap Growth .........     27,983        19.77            958        19.79         42,902        19.81
Real Estate Equity ...........     58,475        14.92          4,323        14.93        203,728        14.95
Growth & Income ..............    641,268        30.84        447,326        30.87         16,723        30.91
Managed ......................    162,478        21.64         83,071        21.66        150,514        21.68
Short-Term Bond ..............     99,163        13.21        351,710        13.22             --           --
Small Cap Value ..............     32,245        12.51         49,419        12.52        281,896        12.53
International Opportunities ..    203,225        16.80        157,727        16.80         74,340        16.81
Equity Index .................    324,024        23.44         37,253        23.46        533,298        23.47
Global Bond ..................     54,500        12.35          9,809        12.36             --           --
Turner Core Growth ...........      7,772        28.80         12,496        28.83             --           --
Brandes International Equity .    104,626        17.21         81,372        17.23         42,458        17.25
Frontier Capital Appreciation      74,553        23.16         62,806        23.18             --           --
Enhanced U.S. Equity .........     13,962        17.68              1        17.68             --           --
Emerging Markets Equity ......         --           --         24,692        12.87             --           --
Global Equity ................         --           --             --        12.32             --           --
Bond Index ...................      2,519        10.42         10,132        10.42             --           --
Small/Mid Cap CORE ...........         --           --             --        10.84             --           --
High Yield Bond ..............      1,998        10.18            310        10.18         85,180        10.18

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S



                                   MEDALLION EXECUTIVE
                                      VLI CLASS #7               MVEP CLASS #8              MVUL CLASS #9
                               --------------------------  --------------------------  --------------------------
                               ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION
PORTFOLIO                         SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES     SHARE VALUES
---------                      ------------  ------------  ------------  ------------  ------------  ------------
Large Cap Growth .............     92,840       $79.68        781,223       $24.82        213,207        $22.10
Sovereign Bond ...............     57,389        23.69        765,173        12.44        500,049         11.71
International Equity Index ...    113,572        27.55        780,218        15.05        200,089         15.54
Small Cap Growth .............    193,672        21.70        298,417        21.90        197,401         24.61
International Balanced .......     52,288        13.29         41,158        13.41         36,634         12.85
Mid Cap Growth ...............    168,579        35.59        383,762        35.92        103,210         39.83
Large Cap Value ..............    269,931        16.17        125,284        16.31        115,052         13.95
Money Market .................    280,073        18.10        339,940        11.94        435,648         11.42
Mid Cap Value ................    412,439        14.06        242,213        14.19         70,954         12.00
Small/Mid Cap Growth .........      3,416        19.80        257,950        12.63         33,652         12.85
Real Estate Equity ...........     39,901        22.14        116,040        12.27         38,147          9.54
Growth & Income ..............    828,857        68.13      1,383,220        21.88        552,475         19.13
Managed ......................  2,321,332        39.65        236,592        16.81        102,294         15.37
Short-Term Bond ..............     63,598        12.99         63,326        11.93         95,428         11.43
Small Cap Value ..............    473,526        12.32        281,097        12.43         87,362         11.80
International Opportunities ..    559,454        16.54        227,841        16.68        335,763         15.97
Equity Index .................    477,728        23.08      1,251,427        23.29        598,377         19.87
Global Bond ..................    146,786        12.16         62,185        12.27        258,673         11.58
Turner Core Growth ...........         --           --        229,705        25.66         76,087         24.67
Brandes International
  Equity .....................         --           --        495,542        16.53         58,572         17.67
Frontier Capital
  Appreciation ...............         --           --        405,890        19.23        119,967         18.62
Enhanced U.S. Equity .........         --           --        145,784        17.59        139,459         17.59
Emerging Markets Equity ......     45,954        12.77         18,062        12.82         40,257         12.82
Global Equity ................      2,967        12.23          4,588        12.28         29,228         12.28
Bond Index ...................     18,855        10.34         12,439        10.38            185         10.38
Small/Mid Cap CORE ...........         --           --         16,742        10.81            477         10.81
High Yield Bond ..............     34,470        10.10         82,547        10.14         72,026         10.14

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                    MVUL 98 Class #10           MVEP 98 Class #11           MEVL II Class #12
                               --------------------------  --------------------------  --------------------------
                               Accumulation  Accumulation  Accumulation  Accumulation  Accumulation  Accumulation
Portfolio                         Shares     Share Values     Shares     Share Values     Shares     Share Values
---------                      ------------  ------------  ------------  ------------  ------------  ------------
Large Cap Growth .............    221,057       $22.10        133,186       $24.82             --            --
Sovereign Bond ...............    122,492        11.71         96,742        12.44             --            --
International Equity Index ...     40,197        15.54         68,833        15.05             --            --
Small Cap Growth .............    158,068        24.61         34,357        21.90             --            --
International Balanced .......     22,819        12.85          3,040        13.41             --            --
Mid Cap Growth ...............    291,628        39.83        111,636        35.92             --            --
Large Cap Value ..............     66,485        13.95         73,993        16.31             --            --
Money Market .................    575,670        11.42        718,107        11.94             --            --
Mid Cap Value ................     62,352        11.99         52,021        14.19             --            --
Small/Mid Cap Growth .........     15,710        12.85         20,460        12.63             --            --
Real Estate Equity ...........     10,691         9.54          7,405        12.27             --            --
Growth & Income ..............  1,047,922        19.13        196,321        21.88             --            --
Managed ......................     55,779        15.37         43,618        16.81             --            --
Short-Term Bond ..............     26,887        11.43         31,697        11.93             --            --
Small Cap Value ..............     22,247        11.80         40,374        12.43             --            --
International Opportunities ..     39,238        15.97         35,379        16.68             --            --
Equity Index .................  1,960,860        19.87        440,030        23.29             --            --
Global Bond ..................     35,346        11.58         51,458        12.27             --            --
Turner Core Growth ...........    377,311        24.67        142,883        25.66             --            --
Brandes International Equity..     82,135        17.67        116,504        16.53             --            --
Frontier Capital Appreciation.     90,807        18.62         69,320        20.00             --            --
Enhanced U.S. Equity .........     48,887        17.59         30,852        17.59             --            --
Emerging Markets Equity ......      7,584        12.82          3,832        12.82             --            --
Global Equity ................      1,070        12.28          2,561        12.28             --            --
Bond Index ...................    137,733        10.38         46,924        10.38             --            --
Small/Mid Cap CORE ...........     10,536        10.81          8,881        10.81             --            --
High Yield Bond ..............     15,036        10.14         38,875        10.14             --            --

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                        VEP CLASS #13
                                  --------------------------
                                  ACCUMULATION  ACCUMULATION
          PORTFOLIO                  SHARES     SHARE VALUES
          ---------               ------------  ------------
Large Cap Growth ...............      --            --
Sovereign Bond .................      --            --
International Equity Index .....      --            --
Small Cap Growth ...............      --            --
International Balanced .........      --            --
Mid Cap Growth .................      --            --
Large Cap Value ................      --            --
Money Market ...................      --            --
Mid Cap Value ..................      --            --
Small/Mid Cap Growth ...........      --            --
Real Estate Equity .............      --            --
Growth & Income ................      --            --
Managed ........................      --            --
Short-Term Bond ................      --            --
Small Cap Value ................      --            --
International Opportunities ....      --            --
Equity Index ...................      --            --
Global Bond ....................      --            --
Turner Core Growth .............      --            --
Brandes International Equity ...      --            --
Frontier Capital Appreciation...      --            --
Enhanced U.S. Equity ...........      --            --
Emerging Markets Equity ........      --            --
Global Equity ..................      --            --
Bond Index .....................      --            --
Small/Mid Cap CORE .............      --            --
High Yield Bond ................      --            --

                  ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

     This index should help you locate more information about many of the important concepts in this prospectus.

Key Word or Phrase                                                         Page
Account ..................................................................  29
account value ............................................................   8
Additional Sum Insured ...................................................  14
attained age .............................................................   9
Basic Sum Insured ........................................................  14
beneficiary ..............................................................  40
business day .............................................................  30
changing Option A or B ...................................................  16
changing the Total Sum Insured ...........................................  16
charges ..................................................................   8
Code......................................................................  36
cost of insurance rates ..................................................   9
date of issue ............................................................  31
death benefit ............................................................   5
deductions ...............................................................   8
expenses of the Trusts ...................................................  10
fixed investment option ..................................................  30
full surrender ...........................................................  13
fund .....................................................................   2
grace period .............................................................   7
guaranteed death benefit feature .........................................   7
Guaranteed Death Benefit Premium .........................................   7
insurance charge .........................................................   9
insured person ...........................................................   5
investment options .......................................................   1
JHVLICO ..................................................................  29
lapse ....................................................................   7
loan .....................................................................  14
loan interest ............................................................  14
maximum premiums .........................................................   6
Minimum Initial Premium ..................................................  30
minimum insurance amount..................................................  15
minimum premiums .........................................................   6
modified endowment contract ..............................................  37 monthly deduction date ...................................................  31 mortality and expense risk charge.........................................  10
Option A; Option B .......................................................  15
optional benefits ........................................................  10
owner ....................................................................   5
partial withdrawal .......................................................  13
partial withdrawal charge ................................................  10 payment options ..........................................................  16
Planned Premium ..........................................................   6
policy anniversary .......................................................  31
policy year ..............................................................  31
premium; premium payment .................................................   5
prospectus ...............................................................   3
receive; receipt .........................................................  19
reinstate; reinstatement .................................................   7
sales charges ............................................................   9
SEC ......................................................................   2
Separate Account S .......................................................  29
Servicing Office .........................................................   2
special loan account .....................................................  14
subaccount ...............................................................  29
surrender ................................................................  13
surrender value ..........................................................  13
Target Premium ...........................................................   9
tax considerations .......................................................  36
telephone transfers ......................................................  19
Total Sum Insured ........................................................  14
transfers of account value ...............................................  13
Trusts ...................................................................   2
variable investment options ..............................................   1
we; us ...................................................................  29
withdrawal ...............................................................  13
withdrawal charges .......................................................  10
you; your ................................................................   5

                        PROSPECTUS DATED JUNE 30, 2000

--------------------------------------------------------------------------------
                     MEDALLION EXECUTIVE VARIABLE LIFE II
--------------------------------------------------------------------------------

               a flexible premium variable life insurance policy
                                   issued by
           JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")


     The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

------------------------------------------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTION                                        MANAGED BY
--------------------------                                        ----------
  Managed....................................................      Independence Investment Associates, Inc.
  Growth & Income............................................      Independence Investment Associates, Inc.
  Fidelity VIP Contrafund(R).................................      Fidelity Management and Research Company
  Equity Index...............................................      State Street Global Advisors
  Large Cap Value............................................      T. Rowe Price Associates, Inc.
  American Leaders Large Cap Value...........................      Federated Investment Management Company
  Large Cap Growth...........................................      Independence Investment Associates, Inc.
  Large Cap Aggressive Growth................................      Alliance Capital Management L.P.
  Fidelity VIP Growth........................................      Fidelity Management and Research Company
  AIM V.I. Value.............................................      A I M Advisors, Inc.
  Janus Aspen Global Technology..............................      Janus Capital Corporation
  Mid Cap Value..............................................      Neuberger Berman, LLC
  Fundamental Mid Cap Growth.................................      OppenheimerFunds, Inc.
  Mid Cap Growth.............................................      Janus Capital Corporation
  Real Estate Equity.........................................      Independence Investment Associates, Inc. and
                                                                   Morgan Stanley Dean Witter Investment
                                                                   Management, Inc.
  Small/Mid Cap CORE.........................................      Goldman Sachs Asset Management
  Small/Mid Cap Growth.......................................      Wellington Management Company, LLP
  Small Cap Value............................................      INVESCO Management & Research, Inc.
  Small Cap Growth...........................................      John Hancock Advisers, Inc.
  MFS New Discovery..........................................      MFS Investment Management(R)
  Global Balanced............................................      Brinson Partners, Inc.
  Janus Aspen Worldwide Growth...............................      Janus Capital Corporation
  Templeton International Securities.........................      Templeton Investment Counsel, Inc.
  International Equity Index.................................      Independence International Associates, Inc.
  International Opportunities................................      Rowe Price-Fleming International, Inc.
                                                                   Morgan Stanley Dean Witter Investment
  Emerging Markets Equity....................................      Management, Inc.
  Short-Term Bond............................................      Independence Investment Associates, Inc.
  Bond Index.................................................      Mellon Bond Associates, LLP
  Active Bond................................................      John Hancock Advisers, Inc.
  Core Bond..................................................      Federated Investment Management Company
  Global Bond................................................      J.P. Morgan Investment Management, Inc.
  High Yield Bond............................................      Wellington Management Company, LLP
  Money Market...............................................      John Hancock Life Insurance Company
------------------------------------------------------------------------------------------------------------------

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Inc., the Templeton Variable Products Series Fund, Fidelity's Variable Insurance Products Fund and Variable Insurance Products Fund II, the Janus Aspen Series (Service Shares Class), and the MFS Variable Insurance Trust (together, "the Trusts"). In this prospectus, the investment options of the Trusts are
referred to as "funds".   In the prospectuses for the Trusts, the investment
options may be referred to as "funds", "portfolios" or "series".

  Each Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Trusts. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for each Trust. The Trust prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                             * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *


                          JHVLICO LIFE SERVICING OFFICE
                          -----------------------------

                 EXPRESS DELIVERY               U.S. MAIL
                 ----------------               ---------
               529 Main Street (X-4)          P.O. Box 111
               Charlestown, MA 02129        Boston, MA 02117

                             Phone: 1-800-732-5543

                              Fax: 1-617-886-3048

                           GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 21.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 28.

     . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account S. These start on page 43.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 125.

After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Trusts begin.

                                  **********

                               BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy. Here are the page numbers where the questions and answers appear:


Question                                                    Beginning on page
--------                                                    -----------------

 . What is the policy?..........................................     5
 . Who owns the policy?.........................................     5
 . How can I invest money in the policy?........................     5
 . Is there a minimum amount I must invest?.....................     6
 . How will the value of my investment in the policy change
   over time?..................................................     8
 . What charges will JHVLICO deduct from my investment in
   the policy?.................................................     8
 . What charges will the Trusts deduct from my investment in
   the policy?.................................................    10
 . What other charges could JHVLICO impose in the future?.......    12
 . How can I change my policy's investment allocations?.........    12
 . How can I access my investment in the policy?................    13
 . How much will JHVLICO pay when the insured person dies?......    14
 . How can I change my policy's insurance coverage?.............    16
 . Can I cancel my policy after it's issued?....................    16
 . Can I choose the form in which JHVLICO pays out policy
   proceeds?...................................................    17
 . To what extent can JHVLICO vary the terms and conditions
   of its policies in particular cases?........................    18
 . How will my policy be treated for income tax purposes?.......    18
 . How do I communicate with JHVLICO? ..........................    18

WHAT IS THE POLICY?

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

Most of these options are subject to limits that are explained later in this prospectus.

WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

HOW CAN I INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Minimum premium payment

  Each premium payment must be at least $50.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
36. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed death benefit feature from terminating.

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company, or

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

 IS THERE A MINIMUM AMOUNT I MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed death benefit feature" below).

Lapse and reinstatement

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed death benefit feature is not in effect, the entire policy can lapse. In either case, if the
           ---
policy's surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed death benefit is not in effect and the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed death benefit feature

  This feature is available only if the insured person meets certain underwriting requirements. The feature guarantees that your Basic Sum Insured will not lapse during the first 5 policy years, regardless of adverse investment performance, if on each modal processing date during that 5 year period the amount of cumulative premiums you have paid (less all withdrawals from the policy) equals or exceeds the sum of all Guaranteed Death Benefit Premiums due to date. The Guaranteed Death Benefit Premium (or "GDB Premium) is defined in the policy and is "due" on each modal processing date. (The term "modal processing date" is defined under "Planned Premiums" on page 6.)

  No GDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "How much will JHVLICO pay when the insured person dies?" on page 14).

  If the Guaranteed Death Benefit test is not satisfied on any modal processing date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have until the monthly deduction date after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will permanently lapse. You cannot restore the feature once it has lapsed.

  The guaranteed death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "How much will
     ---
JHVLICO pay when the insured person dies?" on page 14).

  If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

 HOW WILL THE VALUE OF MY INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" beginning on page 32.)

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Trust and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be
                                                                         ---
subject to the mortality and expense risk charge described on page 10. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

 If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 14.

 WHAT CHARGES WILL JHVLICO DEDUCT FROM MY INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
 --------------------
  expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
  --------------
  burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium sales charge - A charge to help defray our sales costs. The
  --------------------
  current charge is a percentage of a certain portion of the premium you pay. The percentage is 6% in policy years 1 through 10. We currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed. Because policies of this type were first offered for sale in 1999, no termination of this charge has yet occurred. In no event will this charge exceed 3% after the 10th policy year. The portion of each year's premium that is currently subject to the charge is called the "Target Premium". It's determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy. We currently impose no sales charge on premiums in excess of the Target Premium. However, we reserve the right to impose a charge of up to 3% of such excess premiums paid after the 10th policy year.

Deductions from account value

 . Account value sales charge - A monthly charge to help defray our sales
  --------------------------
  costs. This is a charge per $1,000 of Basic Sum Insured at issue that varies by age and sex and that is deducted only during the first five policy years. This charge will appear in the "Policy Specifications" section of the policy. As an example, the monthly charge for a male age 45 is 30c per $1,000 of Basic Sum Insured.

 . Issue charge - A monthly charge to help defray our administrative costs.
  ------------
  This charge has two parts: (1) a flat dollar charge of $20 deducted only during the first policy year, and (2) a charge per $1,000 of Basic Sum Insured at issue that varies by age and sex and that is deducted only during the first five policy years. Both parts of this charge will appear in the "Policy Specifications" section of the policy. As an example, the second part of this monthly charge for a male age 45 is 3c per $1,000 of Basic Sum Insured.

 . Maintenance charge - A monthly charge to help defray our administrative
  ------------------
  costs. This is a flat dollar charge of up to $8 (currently $6).

 . Insurance charge - A monthly charge for the cost of insurance. To
  ----------------
  determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance
                                                -------
  rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) Higher current insurance rates are generally applicable to policies issued on a "guaranteed issue" basis, where only very limited underwriting information is obtained. This is often the case with policies issued to trustees, employers and similar entities. It is our current intention to make a credit to your account value to reflect a reduction in the insurance charge in the 10th policy year and thereafter, but such a reduction is not guaranteed. Because policies of this type were first offered for sale in 1996, no reductions have yet been made.

 . Extra mortality charge - A monthly charge specified in your policy for
  ----------------------
  additional mortality risk if the insured person is subject to certain types of special insurance risk.

 . M &E charge - A daily charge for mortality and expense risks we assume.
  -----------
  This charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of .60% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .90%.

 . Optional benefits charge - Monthly charges for any optional insurance
  ------------------------
  benefits added to the policy by means of a rider. We currently offer a number of optional riders, such as the accidental death benefit rider.

 . Partial withdrawal charge - A charge for each partial withdrawal of
  -------------------------
  account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

 WHAT CHARGES WILL THE TRUSTS DEDUCT FROM MY INVESTMENT IN THE POLICY?

  The Trusts must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 1999, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.


                                          Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                          Management      Service        Expenses With   Operating     Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses      Reimbursement
---------                                 ----------  ----------------  ---------------  ----------  ------------------
JOHN HANCOCK VARIABLE SERIES TRUST I
 (NOTE 1):
Managed . . . . . . . . . . . . . . . .     0.32%           N/A              0.03%         0.35%           0.03%
Growth & Income . . . . . . . . . . . .     0.25%           N/A              0.03%         0.28%           0.03%
Equity Index. . . . . . . . . . . . . .     0.14%           N/A              0.00%         0.14%           0.08%
Large Cap Value . . . . . . . . . . . .     0.74%           N/A              0.10%         0.84%           0.11%
American Leaders Large Cap Value. . . .     0.80%           N/A              0.10%         0.90%           N/A
Large Cap Growth. . . . . . . . . . . .     0.36%           N/A              0.03%         0.39%           0.03%
Large Cap Aggressive Growth . . . . . .     0.98%           N/A              0.10%         1.08%           0.19%
Mid Cap Value . . . . . . . . . . . . .     0.80%           N/A              0.10%         0.90%           0.12%
Mid Cap Growth. . . . . . . . . . . . .     0.82%           N/A              0.10%         0.92%           0.11%
Fundamental Mid Cap Growth. . . . . . .     0.85%           N/A              0.10%         0.95%           0.24%
Real Estate Equity. . . . . . . . . . .     0.60%           N/A              0.10%         0.70%           0.10%
Small/Mid Cap CORE. . . . . . . . . . .     0.80%           N/A              0.10%         0.90%           0.66%
Small/Mid Cap Growth. . . . . . . . . .     0.75%           N/A              0.10%         0.85%           0.10%
Small Cap Value . . . . . . . . . . . .     0.80%           N/A              0.10%         0.90%           0.16%
Small Cap Growth. . . . . . . . . . . .     0.75%           N/A              0.10%         0.85%           0.14%

                                          Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                          Management      Service        Expenses With   Operating     Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses      Reimbursement
---------                                 ----------  ----------------  ---------------  ----------  ------------------
Global Balanced *......................     0.85%           N/A              0.10%         0.95%           0.46%
International Equity Index.............     0.16%           N/A              0.10%         0.26%           0.22%
International Opportunities............     0.87%           N/A              0.10%         0.97%           0.29%
Emerging Markets Equity................     1.27%           N/A              0.10%         1.37%           2.17%
Short-Term Bond........................     0.30%           N/A              0.10%         0.40%           0.13%
Bond Index.............................     0.15%           N/A              0.10%         0.25%           0.20%
Active Bond *..........................     0.25%           N/A              0.03%         0.28%           0.03%
Core Bond..............................     0.70%           N/A              0.10%         0.80%           N/A
Global Bond............................     0.69%           N/A              0.10%         0.79%           0.15%
High Yield Bond........................     0.65%           N/A              0.10%         0.75%           0.39%
Money Market...........................     0.25%           N/A              0.06%         0.31%           0.06%

AIM VARIABLE INSURANCE FUNDS, INC.:
AIM V.I. Value.........................     0.61%           N/A              0.15%         0.76%           0.15%

VARIABLE INSURANCE PRODUCTS FUND -
 SERVICE CLASS (NOTE 2):
Fidelity VIP Growth....................     0.58%          0.10%             0.07%         0.75%           0.09%

VARIABLE INSURANCE PRODUCTS FUND II -
 SERVICE CLASS (NOTE 2):
Fidelity VIP Contrafund(R).............     0.58%          0.10%             0.07%         0.75%           0.10%

FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST - CLASS 2 SHARES (NOTE
 3):
Templeton International Securities.....     0.69%          0.25%             0.19%         1.13%           0.19%

JANUS ASPEN SERIES - SERVICE SHARES
 CLASS (NOTE 4):
Janus Aspen Global Technology..........     0.65%          0.25%             0.13%         1.03%           0.13%
Janus Aspen Worldwide Growth...........     0.65%          0.25%             0.05%         0.95%           0.05%

MFS VARIABLE INSURANCE TRUST (NOTE 5):
MFS New Discovery......................     0.90%           N/A              0.17%         1.07%           1.59%

NOTES TO FUND EXPENSE TABLE
  (1) John Hancock Variable Series Trust I funds' percentages reflect management fees and other fund expenses based on the allocation methodology and expense reimbursement policy adopted April 23, 1999.
     Under the policy, John Hancock Life Insurance Company voluntarily reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index). The percentages for the American Leaders Large Cap Value Fund and the Core Bond Fund are estimates because the funds were not in operation prior to the date of this prospectus.

  * Global Balanced was formerly "International Balanced" and Active Bond
    was formerly "Sovereign    Bond".

(2) A portion of the brokerage commissions that certain of the Fidelity VIP funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, the operating expenses of the funds would have been higher, as shown in the last column of this table.

(3) On February 8, 2000, shareholders of each fund approved a merger and reorganization that com-bined the Templeton International Equity Fund with the Templeton International Securities Fund, effective May 1, 2000. Shareholders of the Templeton International Securities Fund had approved new management fees, which apply to the combined funds effective May 1, 2000. The table shows restated total expenses for the fund based on the new fees and the assets, as of December 31, 1999, of the Templeton International Securities Fund. However, if the table reflected both the new fees and the combined assets of the Templeton International Equity Fund and the Templeton International Securities Fund, the estimated expenses for the two funds combined after May 1, 2000 would be: Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20%, and Total Fund Operating Expenses 1.10%.

(4) The percentages for the new Service Shares Class of the Janus Aspen Global Technology Fund and the Janus Aspen Worldwide Growth Fund are estimates because the Service Shares Class was not in operation in 1999. All such estimates have been made without regard to the effect of any expense offset arrangements.

(5) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed to bear expense for the New Discovery Fund, subject to reimbursement by the fund, such that such fund's "other fund expenses" shall not exceed 0.15% of the average daily net assets of the fund during the current fiscal year.


 WHAT OTHER CHARGES COULD JHVLICO IMPOSE IN THE FUTURE?

  We currently make no charge against account value for our Federal income taxes, but if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make such a charge. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

 HOW CAN I CHANGE MY POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

  Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, transfers out of the fixed investment option are currently subject to the following restrictions:

 . You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.

 . We must receive the request for such a transfer during the period beginning 60 days prior to the policy anniversary and ending 30 days after it.

 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

  We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option. We also reserve the right to impose limits on the number and frequency of transfers out of the variable investment options.

 HOW CAN I ACCESS MY INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans plus, in the first two policy years, a refund of certain sales charges (as described under "Additional information about how certain policy charges work" on page 33). This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 9). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $100,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under either Option A or Option B (see "How much will JHVLICO pay when the insured person dies?" on page 14) and under the guaranteed death benefit feature (see page 7). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under Option B, such a partial withdrawal will reduce your account value. Under the guaranteed death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal

Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 7. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

  You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is equal to 100% of your account value that is in the fixed investment option plus 90% of your account value that is in the variable investment options.

  The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 4.75% in the first 20 policy years and 4.25% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

 You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

 HOW MUCH WILL JHVLICO PAY WHEN THE INSURED PERSON DIES?

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 31.

  When the insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total
       Sum Insured or (2) the minimum insurance amount (as described below).

     . Option B - The death benefit will equal the greater of (1) the Total
       Sum Insured plus your policy's account value on the date of death, or
       (2) the minimum insurance amount.

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law - - the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the Option A death benefit, you must also elect which test you wish to have applied. If you elect the Option B death benefit, the guideline premium and cash value corridor test will automatically be applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the guideline premium and cash value corridor test. The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

  As noted above, you have to elect which test will be applied if you elect the Option A death benefit. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 36). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

Increase in coverage

  After the first policy year, you may request an increase in the Total Sum Insured. Each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of other policy transactions" on page 33.

Decrease in coverage

  After the first policy year, you may request a reduction in the Total Sum Insured at any time, but only if:

     . the remaining Total Sum Insured will be at least $100,000, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  As to when an approved decrease would take effect, see "Effective date of other policy transactions" on page 33.

Change of death benefit option

  As of any policy anniversary, you may change your coverage from death benefit Option A to Option B or vice-versa, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. If you change from Option A to Option B, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure.

Tax consequences

  Please read "Tax considerations" starting on page 36 to learn about possible tax consequences of changing your insurance coverage under the policy.

CAN I CANCEL MY POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within the latest of the following periods:

     . 10 days after you receive it (this period may be longer in some states);

     . 10 days after mailing by JHVLICO of the Notice of Withdrawal Right;
       or

     . 45 days after the date Part A of the application has been completed.

  This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to JHVLICO at one of the addresses shown on page 2, or to the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Trust prior to that date. The date of cancellation will be the date of such mailing or delivery.

CAN I CHOOSE THE FORM IN WHICH JHVLICO PAYS OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF ITS POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 34. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 36.

HOW DO I COMMUNICATE WITH JHVLICO?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

  Certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans, surrenders or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . increase or decrease in Total Sum Insured

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

 You should mail or express these requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 2. You should also send notice of the insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

       ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below) the corresponding net annual rates of return would be -.77%, 5.18% and 11.14%. (Investment return reflects investment income and all realized and unrealized capital gains and losses.) The tables assume annual Planned Premiums that are paid at the beginning of each policy year for an insured person who is a 45 year old male select underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated, including the intended waiver of the premium sales charge after the tenth policy year and the intended reduction in the insurance charge after the tenth policy year. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making.

  With respect to fees and expenses deducted from Trust assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .66%, and (2) an assumed average asset charge for all other Trust operating expenses equivalent to an effective annual rate of .11%. These rates are the arithmetic average for all funds of the Trust. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 10. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Total Sum Insured and annual Planned Premium amount requested.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE $100,000 TOTAL SUM INSURED MALE, ISSUE AGE
      45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION A DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $2,000* USING CURRENT CHARGES


                                    Death Benefit                Surrender Value
                             ----------------------------  ---------------------------
                                Assuming hypothetical         Assuming hypothetical
End of    Planned Premiums      gross annual return of       gross annual return of
Policy     accumulated at    ----------------------------  ---------------------------
 Year    5% annual interest     0%        6%       12%       0%        6%        12%
------   ------------------  --------  --------  --------  -------  --------  ----------
   1          $  2,100       $100,000  $100,000  $100,000  $   927  $  1,007   $  1,087
   2             4,305        100,000   100,000   100,000    2,225     2,450      2,685
   3             6,620        100,000   100,000   100,000    3,172     3,615      4,098
   4             9,051        100,000   100,000   100,000    4,245     4,983      5,818
   5            11,604        100,000   100,000   100,000    5,283     6,392      7,698
   6            14,284        100,000   100,000   100,000    6,678     8,250     10,172
   7            17,098        100,000   100,000   100,000    8,030    10,170     12,885
   8            20,053        100,000   100,000   100,000    9,338    12,154     15,862
   9            23,156        100,000   100,000   100,000   10,601    14,202     19,130
  10            26,414        100,000   100,000   100,000   11,839    16,350     22,765
  11            29,834        100,000   100,000   100,000   13,149    18,699     26,905
  12            33,426        100,000   100,000   100,000   14,409    21,132     31,476
  13            37,197        100,000   100,000   100,000   15,615    23,653     36,526
  14            41,157        100,000   100,000   100,000   16,764    26,264     42,113
  15            45,315        100,000   100,000   100,000   17,852    28,969     48,304
  16            49,681        100,000   100,000   100,000   18,875    31,772     55,175
  17            54,265        100,000   100,000   100,000   19,828    34,679     62,812
  18            59,078        100,000   100,000   100,000   20,705    37,693     71,320
  19            64,132        100,000   100,000   100,000   21,501    40,823     80,817
  20            69,439        100,000   100,000   109,643   22,208    44,075     91,369
  25           100,227        100,000   100,000   187,821   24,183    62,623    163,323
  30           139,522        100,000   100,000   296,927   22,450    86,935    282,787
  35           189,673        100,000   126,120   506,448   13,700   120,114    482,332

---------
* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE $100,000 TOTAL SUM INSURED MALE, ISSUE AGE
      45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION A DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $2,000* USING MAXIMUM CHARGES


                                    Death Benefits              Surrender Value
                             ----------------------------  --------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums      gross annual return of       gross annual return of
Policy     accumulated at    ----------------------------  --------------------------
 Year    5% annual interest     0%        6%       12%       0%       6%        12%
------   ------------------  --------  --------  --------  -------  -------  ----------
   1          $  2,100       $100,000  $100,000  $100,000  $   607  $   677   $    747
   2             4,305        100,000   100,000   100,000    1,570    1,754      1,948
   3             6,620        100,000   100,000   100,000    2,164    2,515      2,900
   4             9,051        100,000   100,000   100,000    2,869    3,439      4,088
   5            11,604        100,000   100,000   100,000    3,522    4,362      5,358
   6            14,284        100,000   100,000   100,000    4,514    5,688      7,134
   7            17,098        100,000   100,000   100,000    5,441    7,023      9,047
   8            20,053        100,000   100,000   100,000    6,298    8,362     11,107
   9            23,156        100,000   100,000   100,000    7,078    9,700     13,324
  10            26,414        100,000   100,000   100,000    7,774   11,029     15,712
  11            29,834        100,000   100,000   100,000    8,441   12,409     18,354
  12            33,426        100,000   100,000   100,000    9,015   13,774     21,210
  13            37,197        100,000   100,000   100,000    9,492   15,123     24,309
  14            41,157        100,000   100,000   100,000    9,869   16,452     27,679
  15            45,315        100,000   100,000   100,000   10,139   17,756     31,354
  16            49,681        100,000   100,000   100,000   10,290   19,025     35,369
  17            54,265        100,000   100,000   100,000   10,310   20,248     39,767
  18            59,078        100,000   100,000   100,000   10,182   21,411     44,595
  19            64,132        100,000   100,000   100,000    9,883   22,495     49,913
  20            69,439        100,000   100,000   100,000    9,394   23,483     55,790
  25           100,227        100,000   100,000   111,824    3,294   26,337     97,238
  30           139,522             **   100,000   173,583       **   22,360    165,318
  35           189,673             **        **   288,157       **       **    274,435

---------
 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE $100,000 TOTAL SUM INSURED MALE, ISSUE AGE
      45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION B DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $2,000* USING CURRENT CHARGES


                                    Death Benefit               Surrender Value
                             ----------------------------  --------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums      gross annual return of       gross annual return of
Policy     accumulated at    ----------------------------  --------------------------
 Year    5% annual interest     0%        6%       12%       0%       6%        12%
------   ------------------  --------  --------  --------  -------  -------  ----------
   1          $  2,100       $100,925  $101,004  $101,084  $   925  $ 1,004   $  1,084
   2             4,305        102,059   102,283   102,518    2,219    2,443      2,678
   3             6,620        103,159   103,601   104,081    3,159    3,601      4,081
   4             9,051        104,222   104,956   105,786    4,222    4,956      5,786
   5            11,604        105,247   106,348   107,643    5,247    6,348      7,643
   6            14,284        106,624   108,182   110,084    6,624    8,182     10,084
   7            17,098        107,953   110,068   112,750    7,953   10,068     12,750
   8            20,053        109,232   112,007   115,660    9,232   12,007     15,660
   9            23,156        110,456   113,996   118,835   10,456   13,996     18,835
  10            26,414        111,647   116,066   122,346   11,647   16,066     22,346
  11            29,834        112,899   118,316   126,319   12,899   18,316     26,319
  12            33,426        114,088   120,624   130,667   14,088   20,624     30,667
  13            37,197        115,209   122,987   135,425   15,209   22,987     35,425
  14            41,157        116,256   125,400   140,631   16,256   25,400     40,631
  15            45,315        117,224   127,862   146,327   17,224   27,862     46,327
  16            49,681        118,106   130,365   152,558   18,106   30,365     52,558
  17            54,265        118,894   132,903   159,374   18,894   32,903     59,374
  18            59,078        119,581   135,470   166,830   19,581   35,470     66,830
  19            64,132        120,157   138,055   174,984   20,157   38,055     74,984
  20            69,439        120,611   140,649   183,901   20,611   40,649     83,901
  25           100,227        120,754   153,394   242,822   20,754   53,394    142,822
  30           139,522        116,061   164,145   335,532   16,061   64,145    235,532
  35           189,673        103,598   168,710   480,813    3,598   68,710    380,813

---------
* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE $100,000 TOTAL SUM INSURED MALE, ISSUE AGE
      45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION B DEATH BENEFIT GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST PLANNED PREMIUM: $2,000* USING MAXIMUM CHARGES


                                    Death Benefit               Surrender Value
                             ----------------------------  -------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums      gross annual return of      gross annual return of
Policy     accumulated at    ----------------------------  -------------------------
 Year    5% annual interest      0%        6%       12%      0%       6%       12%
------   ------------------  --------  --------  --------  ------  -------  ----------
   1          $  2,100       $100,602  $100,671  $100,741  $  602  $   671   $    741
   2             4,305        101,395   101,578   101,770   1,555    1,738      1,930
   3             6,620        102,136   102,483   102,862   2,136    2,483      2,862
   4             9,051        102,823   103,383   104,020   2,823    3,383      4,020
   5            11,604        103,451   104,273   105,247   3,451    4,273      5,247
   6            14,284        104,412   105,554   106,961   4,412    5,554      6,961
   7            17,098        105,298   106,829   108,788   5,298    6,829      8,788
   8            20,053        106,104   108,091   110,730   6,104    8,091     10,730
   9            23,156        106,821   109,329   112,789   6,821    9,329     12,789
  10            26,414        107,442   110,532   114,967   7,442   10,532     14,967
  11            29,834        108,022   111,755   117,336   8,022   11,755     17,336
  12            33,426        108,492   112,928   119,839   8,492   12,928     19,839
  13            37,197        108,852   114,045   122,487   8,852   14,045     22,487
  14            41,157        109,097   115,095   125,287   9,097   15,095     25,287
  15            45,315        109,219   116,068   128,245   9,219   16,068     28,245
  16            49,681        109,207   116,947   131,363   9,207   16,947     31,363
  17            54,265        109,049   117,711   134,641   9,049   17,711     34,641
  18            59,078        108,729   118,338   138,076   8,729   18,338     38,076
  19            64,132        108,225   118,796   141,659   8,225   18,796     41,659
  20            69,439        107,520   119,058   145,382   7,520   19,058     45,382
  25           100,227        100,459   116,413   165,894     459   16,413     65,894
  30           139,522             **   103,089   187,614      **    3,089     87,614
  35           189,673             **        **   203,225      **       **    103,225

---------
 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE $100,000 TOTAL SUM INSURED MALE, ISSUE AGE
      45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION A DEATH BENEFIT CASH VALUE ACCUMULATION TEST PLANNED PREMIUM: $2,000* USING CURRENT CHARGES


                                    Death Benefit                Surrender Value
                             ----------------------------  ---------------------------
                                Assuming hypothetical         Assuming hypothetical
End of    Planned Premiums      gross annual return of       gross annual return of
Policy     accumulated at    ----------------------------  ---------------------------
 Year    5% annual interest     0%        6%       12%       0%        6%        12%
------   ------------------  --------  --------  --------  -------  --------  ----------
   1          $  2,100       $100,000  $100,000  $100,000  $   927  $  1,007   $  1,087
   2             4,305        100,000   100,000   100,000    2,225     2,450      2,685
   3             6,620        100,000   100,000   100,000    3,172     3,615      4,098
   4             9,051        100,000   100,000   100,000    4,245     4,983      5,818
   5            11,604        100,000   100,000   100,000    5,283     6,392      7,698
   6            14,284        100,000   100,000   100,000    6,678     8,250     10,172
   7            17,098        100,000   100,000   100,000    8,030    10,170     12,885
   8            20,053        100,000   100,000   100,000    9,338    12,154     15,862
   9            23,156        100,000   100,000   100,000   10,601    14,202     19,130
  10            26,414        100,000   100,000   100,000   11,839    16,350     22,765
  11            29,834        100,000   100,000   100,000   13,149    18,699     26,905
  12            33,426        100,000   100,000   100,000   14,409    21,132     31,476
  13            37,197        100,000   100,000   100,000   15,615    23,653     36,526
  14            41,157        100,000   100,000   100,000   16,764    26,264     42,113
  15            45,315        100,000   100,000   100,000   17,852    28,969     48,304
  16            49,681        100,000   100,000   100,790   18,875    31,772     55,170
  17            54,265        100,000   100,000   111,762   19,828    34,679     62,724
  18            59,078        100,000   100,000   123,472   20,705    37,693     71,014
  19            64,132        100,000   100,000   135,990   21,501    40,823     80,107
  20            69,439        100,000   100,000   149,383   22,208    44,075     90,076
  25           100,227        100,000   100,000   232,437   24,183    62,623    156,208
  30           139,522        100,000   116,160   352,352   22,450    85,752    260,115
  35           189,673        100,000   141,501   528,903   13,700   112,660    421,101

---------
* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE $100,000 TOTAL SUM INSURED MALE, ISSUE AGE
      45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS OPTION A DEATH BENEFIT CASH VALUE ACCUMULATION TEST PLANNED PREMIUM: $2,000* USING MAXIMUM CHARGES


                                    Death Benefit               Surrender Value
                             ----------------------------  --------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums      gross annual return of       gross annual return of
Policy     accumulated at    ----------------------------  --------------------------
 Year    5% annual interest     0%        6%       12%       0%       6%        12%
------   ------------------  --------  --------  --------  -------  -------  ----------
   1          $  2,100       $100,000  $100,000  $100,000  $   607  $   677   $    747
   2             4,305        100,000   100,000   100,000    1,570    1,754      1,948
   3             6,620        100,000   100,000   100,000    2,164    2,515      2,900
   4             9,051        100,000   100,000   100,000    2,869    3,439      4,088
   5            11,604        100,000   100,000   100,000    3,522    4,362      5,358
   6            14,284        100,000   100,000   100,000    4,514    5,688      7,134
   7            17,098        100,000   100,000   100,000    5,441    7,023      9,047
   8            20,053        100,000   100,000   100,000    6,298    8,362     11,107
   9            23,156        100,000   100,000   100,000    7,078    9,700     13,324
  10            26,414        100,000   100,000   100,000    7,774   11,029     15,712
  11            29,834        100,000   100,000   100,000    8,441   12,409     18,354
  12            33,426        100,000   100,000   100,000    9,015   13,774     21,210
  13            37,197        100,000   100,000   100,000    9,492   15,123     24,309
  14            41,157        100,000   100,000   100,000    9,869   16,452     27,679
  15            45,315        100,000   100,000   100,000   10,139   17,756     31,354
  16            49,681        100,000   100,000   100,000   10,290   19,025     35,369
  17            54,265        100,000   100,000   100,000   10,310   20,248     39,767
  18            59,078        100,000   100,000   100,000   10,182   21,411     44,595
  19            64,132        100,000   100,000   100,000    9,883   22,495     49,913
  20            69,439        100,000   100,000   100,000    9,394   23,483     55,790
  25           100,227        100,000   100,000   139,680    3,294   26,337     93,871
  30           139,522             **   100,000   200,677       **   22,360    148,145
  35           189,673             **        **   280,277       **       **    223,151

---------
 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                            ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 20.


CONTENTS OF THIS SECTION                                    BEGINNING ON PAGE
------------------------                                    -----------------
Description of JHVLICO.......................................      29
How we support the policy and investment options.............      29
Procedures for issuance of a policy..........................      30
Basic Sum Insured vs. Additional Sum Insured.................      31
Commencement of investment performance.......................      32
How we process certain policy transactions...................      32
Effects of policy loans......................................      33
Additional information about how certain policy charges
work.........................................................      33
How we market the policies...................................      35
Tax considerations...........................................      36
Reports that you will receive................................      38
Voting privileges that you will have.........................      38
Changes that JHVLICO can make as to your policy..............      39
Adjustments we make to death benefits........................      39
When we pay policy proceeds..................................      39
Other details about exercising rights and paying benefits....      40
Legal matters................................................      40
Registration statement filed with the SEC....................      40
Accounting and actuarial experts.............................      40
Financial statements of JHVLICO and the Account..............      41
List of Directors and Executive Officers of JHVLICO..........      42

DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 1999, John Hancock's assets were approximately $71 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account S

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

  The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Trusts. New subaccounts may be added as new funds are added to the Trusts and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trusts.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of a Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard
Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Total Sum Insured at issue of $100,000. At the time of issue, the insured person must have an attained age of at least 20 and no more than 75. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of the insured person, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 31).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

   In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

   The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of the insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

   If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

   Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

 BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

   As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

   The amount of sales charge deducted from premiums and from account value and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed death benefit feature.

   Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance.

   If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

   Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page
36).

COMMENCEMENT OF INVESTMENT PERFORMANCE

   Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

   All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

   We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

   (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

   (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

   (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

   (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

   (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

   Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

   If received on or before the policy anniversary, requests for transfer out of the fixed investment option will be processed on the policy anniversary (or the next business day if the policy anniversary does not occur on a business day). If received after the policy anniversary, such a request will be processed at the end of the business day in which we receive the request at our Life Servicing Office. If you request a transfer out of the fixed investment option 61 days or more prior to the policy anniversary, we will not process that portion of the reallocation, and your confirmation statement will not reflect a transfer out of the fixed investment option as to such request. Currently, there is no minimum amount limit on transfers into the fixed investment option, but we reserve the right to impose such a limit in the future. We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Telephone transfers and policy loans

   Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

   If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

   The following transactions take effect on the monthly deduction date on or next following the date we approve your request:

 . Total Sum Insured decreases.

 . Reinstatements of lapsed policies.

   The following transactions take effect on the policy anniversary on or next following the date we approve your request:

 . Additional Sum Insured increases.

 . Change of death benefit Option from A to B.

   A change from Option B to Option A is effective on the policy anniversary on or next following the date we receive the request.

   We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

EFFECTS OF POLICY LOANS

   The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

   The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

   Whenever the outstanding loan equals or exceeds the account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

   The premium sales charges help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 35.)

   If you surrender the policy during the first two policy years, we will refund a portion of the total sales charges that have been deducted from premiums and account value. The refund will be equal to the amount by which such total sales charges exceed the sum of the following:

 . 30% of premiums paid up to one SEC Guideline Annual Premium (as defined below), plus

 . 10% of any premiums paid that exceed one SEC Guideline Annual Premium but do not exceed two SEC Guideline Annual Premiums, plus

 . 9% of any premiums paid that exceed two SEC Guideline Annual Premiums.

An SEC Guideline Annual Premium is the level annual premium that would be required for a fixed life insurance policy on the life of the insured person with a face amount equal to the Total Sum Insured of the policy being surrendered and having the same optional insurance benefit riders as the policy being surrendered. Calculation of this level annual premium is based on certain assumptions prescribed by the SEC for this purpose.

Effect of premium payment pattern

   You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $6,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to the ninth policy year, you would pay total sales charges of only $3,000. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax consequences" beginning on page 36.)

Monthly charges

   We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

   The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

   The charges otherwise applicable (including the M&E charge) may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

HOW WE MARKET THE POLICIES

   Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts U and V, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

   Distribution of policies described in this prospectus will be limited to certain distribution channels which target members of affinity groups or other groups of associated individuals. The eligibility of such channels will be determined in accordance with our rules in effect at any given time. Any of the following factors may be considered in determining such eligibility: the nature of the group and its organizational framework; the method by which sales will be made to the members of the group; the facility with which premiums will be collected from the members; the anticipated lapse and surrender rates of the policies; the size of the group or class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums to be paid by or for the members; and any other such circumstances which, in our opinion, would justify the compensation levels specified below.

   Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

   Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

   The maximum commission payable to a Signator representative for selling a policy is 45% of a certain portion of the premium paid in the first policy year, 11% of the same portion of premium paid in each of the second through fourth policy years, and 3% of the same portion of premium paid in each policy year thereafter. The maximum commission on any premium paid in excess of such portion in any policy year is 3%. The portion of premium referenced in this paragraph will be at least equal to the Target Premium.

   Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

   The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

   Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

   The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

TAX CONSIDERATIONS

   This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

   We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

   If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

   In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

   We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

   It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if the Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

   In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

   Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

   Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

   At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

   The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

   The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 59 1/2.

   Furthermore, any time there is a "material change" in a policy (such as an increase in Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

   Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

   All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

   The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

REPORTS THAT YOU WILL RECEIVE

   At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

   Semiannually we will send you a report containing the financial statements of the Trust, including a list of securities held in each fund.

VOTING PRIVILEGES THAT YOU WILL HAVE

   All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trust. We will vote the shares of each of the funds of the Trust which are deemed attributable to variable life insurance policies at regular and special meetings of the Trust's shareholders in accordance with instructions received from owners of such policies. Shares of the Trust held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

   We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

   However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

CHANGES THAT JHVLICO CAN MAKE AS TO YOUR POLICY

Changes relating to the Trust or the Account

   The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

   We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

   In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

   Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

ADJUSTMENTS WE MAKE TO DEATH BENEFITS

   If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

WHEN WE PAY POLICY PROCEEDS

General

   We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

   We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

   We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

   We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

   If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

   You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

   You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

LEGAL MATTERS

   The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

REGISTRATION STATEMENT FILED WITH THE SEC

   This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

ACCOUNTING AND ACTUARIAL EXPERTS

   Certain of the financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Todd G. Engelsen, F.S.A., an

Actuary of JHVLICO and Second Vice President of John Hancock.

 FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

  In addition to those financial statements of JHVLICO and the Account included herein that have been audited by Ernst & Young LLP, this prospectus also contains unaudited financial statements of both JHVLICO and the Account for a period subsequent to the audited financial statements.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:


  Directors and
Executive Officers                      Principal Occupations
------------------                      ---------------------

David F. D'Alessandro..............  Chairman of the Board and Chief Executive
                                     Officer of JHVLICO; President, Chief Operations
                                     Officer and Chief Executive Officer-Elect, John
                                     Hancock Life Insurance Company.

Michele G. Van Leer................  Vice Chairman of the Board and President of
                                     JHVLICO; Senior Vice President, John Hancock
                                     Life Insurance Company.

Ronald J. Bocage...................  Director, Vice President and Counsel of JHVLICO;
                                     Vice President and Counsel, John Hancock Life
                                     Insurance Company.

Bruce M. Jones.....................  Director and Vice President of JHVLICO; Vice
                                     President, John Hancock Life Insurance Company.

Thomas J. Lee......................  Director and Vice President of JHVLICO; Vice
                                     President, John Hancock Life Insurance Company.

Barbara L. Luddy...................  Director, Vice President and Actuary of JHVLICO;
                                     Senior Vice President, John Hancock Life
                                     Insurance Company.

Robert S. Paster...................  Director and Vice President of JHVLICO;  Vice
                                     President, John Hancock Life Insurance Company.

Robert R. Reitano..................  Director and Vice President of JHVLICO; Vice
                                     President, John Hancock Life Insurance Company.

Paul Strong........................  Director and Vice President of JHVLICO; Vice
                                     President, John Hancock Life Insurance Company.

Daniel L. Ouellette................  Vice President, Marketing, of JHVLICO; Senior
                                     Vice President, John Hancock Life Insurance
                                     Company.

Edward P. Dowd.....................  Vice President, Investments, of JHVLICO; Senior
                                     Vice President, John Hancock Life Insurance
                                     Company

Roger G. Nastou....................  Vice President, Investments, of JHVLICO; Vice
                                     President, John Hancock Life Insurance Company

Todd G. Engelsen...................  Vice President and Illustration Actuary of
                                     JHVLICO; Second Vice President, John Hancock
                                     Life Insurance Company

Julie H. Indge.....................  Treasurer of JHVLICO; Financial Officer, John
                                     Hancock Life Insurance Company

Patrick F. Smith...................  Controller of JHVLICO; Senior Associate
                                     Controller, John Hancock Life Insurance Company.

Peter H. Scavongelli...............  Secretary of JHVLICO; State Compliance Officer,
                                     John Hancock Life Insurance Company

   The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

                         UNAUDITED FINANCIAL STATEMENTS

                                      FOR

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                               FIRST QUARTER 2000

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF FINANCIAL POSITION


                                                           (Unaudited)
                                                      March 31     December 31
                                                        2000          1999
                                                      ----------  -------------
                                                            (In millions)

ASSETS
Bonds..............................................   $ 1,276.6    $ 1,216.3
  Preferred stocks.................................        35.6         35.9
  Common stocks....................................         1.7          3.2
  Investment in affiliates.........................        81.3         80.7
Mortgage loans on real estate......................       429.0        433.1
Real estate........................................        24.8         25.0
Policy loans.......................................       181.8        172.1
Cash Items:
  Cash in banks....................................        (3.3)        27.2
  Temporary cash investments.......................       309.4        222.9
                                                      ---------    ---------
                                                          306.1        250.1
Premiums due and deferred..........................        23.1         29.9
Investment income due and accrued..................        35.7         33.2
Other general account assets.......................        52.3         65.3
Assets held in separate accounts...................     8,597.7      8,268.2
                                                      ---------    ---------
TOTAL ASSETS.......................................   $11,045.7    $10,613.0
                                                      =========    =========
OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves..................................   $ 1,945.6    $ 1,866.6
  Federal income and other taxes payable...........        73.6         67.3
  Other general account obligations................       232.1        219.0
  Transfers from separate account, net.............      (225.7)      (221.6)
  Asset valuation reserve..........................        18.8         23.1
  Obligations related to separate accounts.........     8,590.9      8,261.6
                                                      ---------    ---------
TOTAL OBLIGATIONS..................................    10,635.3     10,216.0
STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares; issued and outstanding 50,000 shares...         2.5          2.5
  Paid-in capital..................................       572.4        572.4
  Unassigned deficit...............................      (164.5)      (177.9)
                                                      ---------    ---------
TOTAL STOCKHOLDER'S EQUITY.........................       410.4        397.0
                                                      ---------    ---------
TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY.........   $11,045.7    $10,613.0
                                                      =========    =========




See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT


                                                             (Unaudited)
                                                          Three months ended
                                                               March 31
                                                          -------------------
                                                            2000       1999
                                                          ---------  --------
                                                             (In millions)

INCOME
  Premiums.............................................   $ 231.3     $223.6
  Net investment income................................      39.6       32.5
  Other, net...........................................     132.4      145.3
                                                          -------     ------
                                                            403.3      401.4
BENEFITS AND EXPENSES
  Payments to policyholders and beneficiaries..........      89.2       80.3
  Additions to reserves to provide for future payments
    to policyholders and beneficiaries.................     216.3      238.2
  Expenses of providing service to policyholders and
    obtaining new insurance............................      73.5       75.7
  State and miscellaneous taxes........................       7.6        2.8
                                                          -------     ------
                                                            386.6      397.0
                                                          -------     ------
     GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAXES
      AND NET REALIZED CAPITAL GAINS (LOSSES)..........      16.7        4.4
Federal income taxes...................................       4.7        1.0
                                                          -------     ------
     GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL
      GAINS (LOSSES)...................................      12.0        3.4
Net realized capital gains (losses)....................       0.4       (1.5)
                                                          -------     ------
     NET INCOME........................................      12.4        1.9
Unassigned deficit at beginning of period..............    (177.9)     (49.2)
Net unrealized capital gains (losses) and other
 adjustments...........................................       1.1        0.3
Other reserves and adjustments.........................      (0.1)      (4.2)
                                                          -------     ------
UNASSIGNED DEFICIT AT END OF PERIOD....................   $(164.5)    $(51.2)
                                                          =======     ======



See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS


                                                             (Unaudited)
                                                         Three months ended
                                                              March 31
                                                         -------------------
                                                           2000       1999
                                                         ---------  --------
                                                            (In millions)

CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums..................................   $ 241.4     $ 225.3
  Net investment income...............................      37.2        29.9
  Benefits to policyholders and beneficiaries.........     (79.6)      (70.8)
  Dividends paid to policyholders.....................      (6.4)       (6.1)
  Insurance expenses and taxes........................     (91.9)     (107.8)
  Net transfers to separate accounts..................    (141.4)     (182.0)
  Other, net..........................................     134.4       175.7
                                                         -------     -------
     NET CASH PROVIDED FROM OPERATIONS................      93.7        64.2
                                                         -------     -------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Bond purchases......................................    (157.5)      (71.3)
  Bond sales..........................................      73.5         8.7
  Bond maturities and scheduled redemptions...........      18.9        18.8
  Bond prepayments....................................       2.6         3.2
  Stock purchases.....................................      (0.4)       (0.2)
  Proceeds from stock sales...........................       1.2         1.5
  Real estate purchases...............................      (0.1)       (0.9)
  Real estate sales...................................       0.0        10.4
  Other invested assets purchases.....................      (0.1)        0.0
  Proceeds from the sale of other invested assets.....       0.0         0.0
  Mortgage loans issued...............................      (4.3)      (23.4)
  Mortgage loan repayments............................       8.4         5.2
  Other, net..........................................      20.1        (2.8)
                                                         -------     -------
     NET CASH USED IN INVESTING ACTIVITIES............     (37.7)      (50.8)
                                                         -------     -------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net increase (decrease) in short-term note payable..      (0.0)      (32.3)
                                                         -------     -------
     NET CASH PROVIDED FROM FINANCING ACTIVITIES......      (0.0)      (32.3)
                                                         -------     -------
INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
 INVESTMENTS..........................................      56.0       (18.9)
Cash and temporary cash investments at beginning of
 year.................................................     250.1        19.9
                                                         -------     -------
CASH AND TEMPORARY CASH INVESTMENTS AT THE END OF
 PERIOD...............................................   $ 306.1     $   1.0
                                                         =======     =======



See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF STOCKHOLDER'S EQUITY


                                         Common  Paid-in  Unassigned
                                         Stock   Capital   Deficit     Total
                                         ------  -------  ----------  ---------
                                                    (In millions)

For the three months ended March 31,
 1999 (unaudited)
Balance at January 1, 1999............    $2.5   $377.5    $ (49.2)    $330.8
1999 Transactions:
  Capital contribution................
  Net gain............................                         1.9        1.9
  Net unrealized capital gains and
    other adjustments.................                         0.3        0.3
  Other reserves and adjustments......                        (4.2)      (4.2)
                                          ----   ------    -------     ------
Balance at March 31, 1999.............    $2.5   $377.5    $ (51.2)    $328.8
                                          ====   ======    =======     ======
For the three months ended March 31,
 2000 (unaudited)
Balance at January 1, 2000............    $2.5   $572.4    $(177.9)    $397.0
2000 Transactions:
  Capital contribution................
  Net gain............................                        12.4       12.4
  Net unrealized capital gains and
    other adjustments.................                         1.1        1.1
  Provision for Litigation Reserve....
  Other reserves and adjustments......                        (0.1)      (0.1)
                                          ----   ------    -------     ------
Balance at March 31, 2000.............    $2.5   $572.4    $(164.5)    $410.4
                                          ====   ======    =======     ======



See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONDENSED NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



NOTE 1--BASIS OF PRESENTATION

The accompanying unaudited interim financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners, which practices differ from generally accepted accounting principles (GAAP). Pursuant to Financial Accounting Standard Board Interpretation 40, "Applicability of General Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (FIN 40), as amended which was effective for 1996 financial statements, financial statements based on statutory accounting practices can no longer be described as prepared in conformity with GAAP.

In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three months period ended March 31, 2000 are not necessarily indicative of the results that may be expected for the year ended December 31, 2000.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                           ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                             DECEMBER 31,
                                                        ---------------------
                                                           1999        1998
                                                        ----------  ---------
                                                            (IN MILLIONS)
ASSETS
Bonds--Note 6........................................   $ 1,216.3    $1,185.8
Preferred stocks.....................................        35.9        36.5
Common stocks........................................         3.2         3.1
Investment in affiliates.............................        80.7        81.7
Mortgage loans on real estate--Note 6................       433.1       388.1
Real estate..........................................        25.0        41.0
Policy loans.........................................       172.1       137.7
Cash items:
   Cash in banks.....................................        27.2        11.4
   Temporary cash investments........................       222.9         8.5
                                                        ---------    --------
                                                            250.1        19.9

Premiums due and deferred............................        29.9        32.7
Investment income due and accrued....................        33.2        29.8
Other general account assets.........................        65.3        47.5
Assets held in separate accounts.....................     8,268.2     6,595.2
                                                        ---------    --------


 TOTAL ASSETS........................................   $10,613.0    $8,599.0
                                                        =========    ========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves....................................   $ 1,866.6    $1,652.0
  Federal income and other taxes payable--Note 1.....        67.3        44.3
  Other general account obligations..................       219.0       150.9
  Transfers from separate accounts, net..............      (221.6)     (190.3)
  Asset valuation reserve--Note 1....................        23.1        21.9
  Obligations related to separate accounts...........     8,261.6     6,589.4
                                                        ---------    --------
 TOTAL OBLIGATIONS...................................
                                                         10,216.0     8,268.2

STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares;
     issued and outstanding 50,000 shares............         2.5         2.5
  Paid-in capital....................................       572.4       377.5
  Unassigned deficit--Note 10........................      (177.9)      (49.2)
                                                        ---------    --------
  TOTAL STOCKHOLDER'S EQUITY.........................       397.0       330.8
                                                        ---------    --------

 TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY..........   $10,613.0    $8,599.0
                                                        =========    ========



The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                                   YEAR ENDED DECEMBER 31,
                                                                   1999           1998
                                                                 ---------      ---------
                                                                       (IN MILLIONS)
INCOME
Premiums .....................................................   $    950.8    $  1,272.3
Net investment income--Note 3 ................................        136.0         122.8
Other, net ...................................................        605.4         618.1
                                                                 -----------   -----------
                                                                    1,692.2       2,013.2

BENEFITS AND EXPENSES
Payments to policyholders and beneficiaries ..................        349.9         301.4
Additions to reserves to provide for future payments to
   policyholders and beneficiaries ...........................        888.8       1,360.2
Expenses of providing service to policyholders and
 obtaining new insurance--Note 5 .............................        314.4         274.2
State and miscellaneous taxes ................................         20.5          28.1
                                                                 -----------   -----------
                                                                    1,573.6       1,963.9
                                                                 -----------   -----------
 Gain from operations before federal income
 taxes and net realized capital losses .......................        118.6          49.3
Federal income taxes--Note 1 .................................         42.9          33.1
                                                                 -----------   -----------
 Gain from operations before net realized capital losses .....         75.7          16.2
Net realized capital losses--Note 4 ..........................         (1.7)         (0.6)
                                                                 -----------   -----------
    Net Income ...............................................         74.0          15.6

Unassigned deficit at beginning of year ......................        (49.2)        (58.3)
Net unrealized capital losses and other adjustments--Note 4 ..         (3.8)         (6.0)
Other reserves and adjustments--Note 10 ......................       (198.9)         (0.5)
                                                                 -----------   -----------

    Unassigned deficit at end of year ........................   $   (177.9)   $    (49.2)
                                                                 ===========   ===========

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                    STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                                                         YEAR ENDED DECEMBER 31,
                                                                                      ----------------------------
                                                                                       1999                 1998
                                                                                      -------             --------
                                                                                             (IN MILLIONS)
Cash flows from operating activities:
   Insurance premiums ....................................................            $  958.5           $  1,275.3
   Net investment income .................................................               134.2                118.2
   Benefits to policyholders and beneficiaries ...........................              (321.6)              (275.5)
Dividends paid to policyholders ..........................................               (25.6)               (22.3)
Insurance expenses and taxes .............................................              (344.8)              (296.9)
Net transfers to separate accounts .......................................              (705.3)              (874.4)
   Other, net ............................................................               540.6                551.3
                                                                                       --------             --------
     Net cash provided from operations ...................................               236.0                475.7
                                                                                       --------             --------

Cash flows used in investing activities:
   Bond purchases ........................................................              (240.7)              (618.8)
   Bond sales ............................................................               108.3                340.7
   Bond maturities and scheduled redemptions .............................                78.4                111.8
   Bond prepayments ......................................................                18.7                 76.5
   Stock purchases .......................................................                (3.9)               (23.4)
   Proceeds from stock sales .............................................                 3.6                  1.9
   Real estate purchases .................................................                (2.2)                (4.2)
   Real estate sales .....................................................                17.8                  2.1
   Other invested assets purchases .......................................                (4.5)                 0.0
   Mortgage loans issued .................................................               (70.7)              (145.5)
   Mortgage loan repayments ..............................................                25.3                 33.2
   Other, net ............................................................               (68.9)              (435.2)
                                                                                       --------             --------
     Net cash used in investing activities ...............................              (138.8)              (660.9)
                                                                                       --------             --------

Cash flows from financing activities:
   Capital contribution ..................................................               194.9
   Net (decrease) increase in short-term note payable ....................               (61.9)                61.9
                                                                                       --------             --------
     Net cash provided from financing activities .........................               133.0                 61.9
                                                                                       --------             --------
     Increase (decrease) in cash and temporary cash investments ...........              230.2               (123.3)

Cash and temporary cash investments at beginning of year ..................               19.9                143.2
                                                                                       --------             --------
     Cash and temporary cash investments at end of year ..................               250.1           $     19.9
                                                                                       ========             ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

   John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, Signator Insurance Agency, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers. Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

   The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

 Basis of Presentation

   The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

   The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

   The significant accounting practices of the Company are as follows:

 Pending Statutory Standards

   During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

 Revenues and Expenses

   Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

 Cash and Temporary Cash Investments

   Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

 Valuation of Assets

   General account investments are carried at amounts determined on the following bases:

   Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

   Investments in affiliates are included on the statutory equity method.

   Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

   Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $1.9 million in 1999 and $3.0 million in 1998.

   Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

   Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Asset Valuation and Interest Maintenance Reserves

   The Asset Valuation Reserve (AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

   The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $2.3 million, amounted to $7.4 million, which is included in policy reserves. The corresponding 1998 amounts were $2.4 million and $10.7 million, respectively.

 Goodwill

   The excess of cost over the statutory book value of the net assets of life insurance business acquired was $8.9 million and $11.4 million at December 31, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

 Separate Accounts

   Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

 Fair Value Disclosure of Financial Instruments

   Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

   The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

   The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

   Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

   The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

   Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

   The fair value for mortgage loan is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are engaged into qualitative categories for purposes of the fair value calculations.

   The carrying amount in the statement of financial position for policy loans approximates their fair value.

   The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999.

 Capital Gains and Losses

   Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

 Policy Reserves

   Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 41/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 41/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 51/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 41/2% interest for policies issued in 1995 through 1999.

 Federal Income Taxes

   Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group. The federal income

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $10.6 million in 1999 and $38.2 million in 1998.

   Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

   Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

 Adjustments to Policy Reserves

   From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 1999 or 1998.

Reinsurance

   Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

2. ACQUISITION

   On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made the final contingent payment to CPAL of $1.5 million during 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

   On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Insurance Company (IPL) on March 5, 1998. IPL manages the business assumed from Charter and began marketing term life and variable universal life products through brokers in 1999. Summarized financial information for IPL for 1999 and 1998 is as follows:


                                                          1999          1998
                                                         ------        ------
                                                             (IN MILLIONS)

Total assets................................             $ 570.7       $ 587.8
Total liabilities...........................               498.9         517.5
Total revenue...............................                35.6          38.8
Net income..................................                 3.5           3.8


3. NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                        1999      1998
                                                       ------    ------
                                                         (IN MILLIONS)

Investment expenses........................            $  9.5    $  8.3
Interest expense...........................               1.7       2.4
Depreciation expense.......................               0.6       0.8
Investment taxes...........................               0.3       0.7
                                                       ------    ------

                                                        $12.1     $12.2
                                                       ======    ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

4. NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                      1999       1998
                                                     ------     ------
                                                       (IN MILLIONS)



Net gains from asset sales.......................     (2.8)        7.6
Capital gains tax................................      0.2        (2.9)
Net capital gains transferred to IMR.............      0.9        (5.3)
                                                    ------      ------
Net REALIZED CAPITAL LOSSES......................     (1.7)       (0.6)
                                                    ======      ======


Net unrealized capital gains (losses) and other adjustments consist of the following items:


                                                       1999       1998
                                                      ------     ------
                                                        (IN MILLIONS)

Net losses from changes in security values and book
     value adjustments.............................     (2.6)      (2.7)
Increase in asset valuation reserve................     (1.2)      (3.3)
                                                      ------     ------


Net unrealized capital losses and other adjustments     (3.8)      (6.0)
                                                      ======     ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

5. TRANSACTIONS WITH PARENT

   The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $188.3 million and $157.5 million in 1999 and 1998, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

   The service fee charged to the Company by the Parent includes $0.2 million and $0.7 million in 1999 and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

   The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $44.5 million and $4.9 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

   Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium, This agreement increased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

   Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and 1.0 million in 1999 and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

   At December 31, 1998 the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note was part of a revolving line of credit and was repaid in 1999. Interest paid in 1999 and 1998 was $1.7 million and $2.9 million, respectively. The note is included in other general account obligations at December 31, 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
           NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(continued)

6.  Investments

The statement value and fair value of bonds are shown below:


                                                                       GROSS UNREALIZED   GROSS UNREALIZED
                                                       STATEMENT VALUE      GAINS              LOSSES          FAIR VALUE
                                                       --------------- ----------------   ----------------     ----------
                                                                                   (IN MILLIONS)
December 31, 1999
U.S. Treasury securities and obligations of U.S.
   government corporations and agencies ........         $      5.9          $   0.0          $   0.1          $      5.8
Obligations of states and political
  subdivisions .................................                2.2              0.1              0.1                 2.2
Debit securities issued by foreign
  governments ..................................               13.9              0.8              0.1                14.6
Corporate securities ...........................              964.9             13.0             59.4               918.5
Mortgage-backed securities .....................              229.4              0.5              7.8               222.1
                                                         ----------          -------          -------          ----------

Total bonds ....................................         $  1,216.3          $  14.4          $  67.5          $  1,163.2
                                                         ==========          =======          =======          ==========
December 31, 1998
U.S. Treasury securities and obligations of U.S.
   government corporations and agencies ........         $      5.1          $   0.1          $   0.0          $      5.2
Obligations of states and political
  subdivisions .................................               3.2              0.3              0.0                 3.5
Corporate securities ...........................              925.2             50.4             15.0               960.6
Mortgage-backed securities .....................              252.3             10.0              0.1               262.2
                                                         ----------          -------          -------          ----------

Total bonds ....................................         $  1,185.8          $  60.8          $  15.1          $  1,231.5
                                                         ==========          =======          =======          ==========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

     The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                                                          STATEMENT     FAIR
                                                            VALUE       VALUE
                                                          ---------    --------
                                                              (IN MILLIONS)

Due in one year or less ...............................   $   58.5     $   58.2
Due after one year through five years .................      286.8        282.0
Due after five years through ten years ................      425.4        405.6
Due after ten years ...................................      216.2        195.3
                                                          --------     --------
                                                             986.9        941.1

Mortgage-backed securities ............................      229.4        222.1
                                                          --------     --------

                                                          $1,216.3     $1,163.2
                                                          ========     ========

     Gross gains of $0.3 million in 1999 and $3.4 million in 1998 and gross losses of $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

     At December 31, 1999, bonds with an admitted asset value of $9.1 million were on deposit with state insurance departments to satisfy regulatory requirements.

     The cost of common stocks was $3.1 million and $2.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $1.2 million, and gross unrealized depreciation totaled $1.1 million. The fair value of preferred stock totaled $35.9 million at December 31, 1999 and $36.5 million at December 31, 1998.

     Bonds with amortized cost of $0.4 million were non-income producing for the twelve months ended December 31, 1999.

     At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                           STATEMENT       GEOGRAPHIC               STATEMENT
   PROPERTY TYPE             VALUE        CONCENTRATION               VALUE
                         (IN MILLIONS)                            (IN MILLIONS)

Apartments ............    $  112.1      East North Central           $ 71.3
Hotels ................        11.3      East South Central              7.4
Industrial ............        66.0      Middle Atlantic                28.5
Office buildings ......        86.4      Mountain                       21.0
Retail ................        25.5      New England                    37.5
Agricultural ..........        99.6      Pacific                       111.1
Other .................        32.2      South Atlantic                 87.6
                                         West North Central             16.6
                                         West South Central             48.6
                                         Other                           3.5
                           --------                                   ------

                           $  433.1                                   $433.1
                           ========                                   ======

     At December 31, 1999, the fair values of the commercial and agricultural mortgage loans portfolios were $323.5 million and $98.2 million, respectively. The corresponding amounts as of December 31, 1998 were approximately $331.3 million and $70.0 million, respectively.

     The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 7.45% and 7.00% for other properties. Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 7.  Reinsurance

     The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively. The corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

     Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

     Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

     The Company has not entered into any reinsurance agreement in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

 8.  Financial Instruments with Off-Balance-Sheet Risk

      The notional amounts, carrying values and estimated fail values of the Company's derivative instruments were as follows at December 31:

                                                                                 ASSETS (LIABILITIES)
                                               NUMBER OF CONTRACTS/     ---------------------------------------------
                                                NOTIONAL AMOUNTS               1999                  1998
                                                                        CARRYING              CARRYING
                                                1999         1998        VALUE    FAIR VALUE    VALUE      FAIR VALUE
                                               ------       ------      --------  ----------  --------     ----------
                                                                             (IN MILLIONS)
Futures contracts to sell securities            362.0        947.0       $0.6        $0.6       $(0.5)       $(0.5)
Interest rate swap agreements                  $965.0       $365.0         --        11.5          --        (17.7)
Interest rate cap agreements                    239.4         89.4        5.6         5.6         3.1          3.1
Currency rate swap agreements                    15.8         15.8         --        (1.6)         --         (3.3)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

     The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

     The futures contracts expire in 2000. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2009.

     The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

9. Policy Reserves Policyholders' and Benificiaries' Funds and Obligations Related to Separate Accounts

     The Company' annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows.


                                                                                  December 31, 1999    Percent
                                                                                  -----------------    -------
                                                                                            (In millions)
Subject to discretionary withdrawal (with adjustment)
With market value adjustment ..............................................               $3.8           0.1%
At book value less surrender charge                                                       40.5           1.5
At market value ...........................................................            2,326.6          87.1
                                                                                      --------         -----
   Total with adjustment ..................................................            2,370.9          88.7
Subject to discretionary withdrawal at book value (without adjustment) ....              287.1          10.7
Not subject to discretionary withdrawal--general account ..................               15.4           0.6
                                                                                      --------         -----

Total annuity reserves and deposit liabilities ............................           $2,673.4         100.0%
                                                                                      ========         =====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

10. Commitments and Contingencies

     The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $15.4 million and $3.5 million, respectively, at December 31, 1999. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $19.4 million at December 31, 1999. The majority of these commitments expire in 2000.

     In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

     During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 1999 amounted to $136.5 million and is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

     Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

11. Fair Value of Financial Instruments

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                                                    DECEMBER 31,
                                                          1999                          1998
                                                 ----------------------       -----------------------
                                                 CARRYING         FAIR        CARRYING          FAIR
                                                  AMOUNT         VALUE         AMOUNT          VALUE
                                                 --------        -----        --------         -----
                                                                     (IN MILLIONS)
ASSETS
   Bonds--Note 6                                 $1,216.3      $1,163.2       $1,185.8       $1,231.5
   Preferred stocks--Note 6                          35.9          35.9           36.5           36.5
   Common stocks--Note 6                              3.2           3.2            3.1            3.1
   Mortgage loans on real estate--Note 6            433.1         421.7          388.1          401.3
   Policy loans--Note 1                             172.1         172.1          137.7          137.7
   Cash items--Note 1                               250.1         250.1           19.9           19.9

Derivatives assets (liabilities) relating
   to:--Note 8
   Futures contracts                                  0.6           0.6           (0.5)          (0.5)
   Interest rate swaps                                 --          11.5             --          (17.7)
   Currency rate swaps                                 --          (1.6)            --           (3.3)
   Interest rate caps                                 5.6           5.6            3.1            3.1

LIABILITIES
   Commitments--Note 10                                --          19.4             --           32.1

     The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

12. SUBSEQUENT EVENTS

REORGANIZATION AND INITIAL PUBLIC OFFERING

     Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
           NOTES TO STATUTORY-BASIS FINANCIAL STATEMENT--(continued)

13. Impact of Year 2000 (Unaudited)

     The Company participated in the Year 2000 remediation project of its parent, John Hancock. By late 1999, John Hancock and the Company completed their Year 2000 readiness plan to address issues that could result from computer programs written using two digits to define the applicable year rather than four to define the applicable year and century. As a result, John Hancock and the Company were prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, John Hancock and the Company implemented and monitored their millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

     Since January 3, 2000, the information systems, including mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on operations, have functioned properly. In addition, neither John Hancock nor the Company have experienced any significant Year 2000 issues related to interactions with material business partners. No disruptions have occurred which impact John Hancock or the Company's ability to process claims, update customer accounts, process financial transactions, or report accurate data to management and no business interruptions due to Year 2000 issues have been experienced. While John Hancock and the Company continue to monitor their systems, and those of material business partners, closely to ensure that no unexpected Year 2000 issues develop, neither John Hancock nor the Company have reason to expect any such issues.

     The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, John Hancock has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, John Hancock has incurred and expensed approximately $47.0 million in external costs for the project. John Hancock's estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $70 to $72.5 million. John Hancock's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

                         UNAUDITED FINANCIAL STATEMENTS


                                       FOR


                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S


                               FIRST QUARTER 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                 MARCH 31, 2000

                                                                                                        INTERNATIONAL
                                                                            LARGE CAP      SOVEREIGN       EQUITY        SMALL CAP
                                                                              GROWTH          BOND          INDEX          GROWTH
                                                                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                                           ------------   ------------   ------------   ------------
Assets
Cash ....................................................................  $         --   $         --   $         --   $         --
Investments in shares of portfolios of John Hancock Variable
  Series Trust I, at value ..............................................   138,526,150     34,068,646     35,829,658     39,276,504
Investments in shares of portfolios of M Fund Inc., at value ............            --             --             --             --
Receivable from:
   John Hancock Variable Series Trust I .................................        44,917        202,525         59,623             --
   M Fund Inc. ..........................................................            --             --             --             --
                                                                           ------------   ------------   ------------   ------------
Total assets ............................................................   138,571,067     34,271,171     35,889,281     39,276,504
Liabilities
Payable to:
   John Hancock Variable Life Insurance Company .........................            --             --             --             --
   M Fund Inc. ..........................................................            --             --             --             --
Asset charges payable ...................................................         1,390            284            378            437
                                                                           ------------   ------------   ------------   ------------
Total liabilities .......................................................         1,390            284            378            437
                                                                           ------------   ------------   ------------   ------------
Net assets ..............................................................  $138,569,677   $ 34,270,887   $ 35,888,903   $ 39,276,067
                                                                           ============   ============   ============   ============


                                                                          INTERNATIONAL     MID CAP        LARGE CAP       MONEY
                                                                             BALANCED       GROWTH          VALUE          MARKET
                                                                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                                           ------------   ------------   ------------   ------------
Assets
Cash ....................................................................  $         --             --             --             --
Investments in shares of portfolios of John Hancock Variable Series Trust
   I, at value ..........................................................     4,253,445     76,843,249     30,278,966     69,664,696
Investments in shares of portfolios of M Fund Inc., at value.............            --             --             --             --
Receivable from:
   John Hancock Variable Series Trust I .................................        10,559             --         59,377         32,506
   M Fund Inc. ..........................................................            --             --             --             --
                                                                           ------------   ------------   ------------   ------------
Total assets ............................................................     4,264,004     76,843,249     30,338,343     69,697,202
Liabilities
Payable to:
   John Hancock Variable Life Insurance Company .........................            --             --             --             --
   M Fund Inc. ..........................................................            --             --             --             --
Asset charges payable ...................................................            43            798            295          2,517
                                                                           ------------   ------------   ------------   ------------
Total liabilities .......................................................            43            798            295          2,517
                                                                           ------------   ------------   ------------   ------------
Net assets ..............................................................  $  4,263,961   $ 76,842,451   $ 30,338,048   $ 69,694,685
                                                                           ============   ============   ============   ============

See accompany notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                 March 31, 2000

                                                                       MID CAP       SMALL/MID CAP     REAL ESTATE       GROWTH &
                                                                        VALUE           GROWTH           EQUITY           INCOME
                                                                      SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                                     ------------     ------------     ------------     ------------
Assets
Cash ..............................................................  $         --     $         --     $         --     $         --
Investments in shares of portfolios of John Hancock Variable Series
   Trust I, at value ..............................................    21,554,510        9,607,284       10,188,124      212,753,886
Investments in shares of portfolios of M Fund Inc., at value ......            --               --               --               --
Receivable from:
   John Hancock Variable Series Trust I ...........................            --               --           94,477          199,984
   M Fund Inc. ....................................................            --               --               --               --
                                                                     ------------     ------------     ------------     ------------
Total assets ......................................................    21,554,510        9,607,284       10,282,601      212,953,870
Liabilities
Payable to:
   John Hancock Variable Life Insurance Company ...................            --
   M Fund Inc. ....................................................            --               --               --               --
Asset charges payable .............................................           240              109               98            2,577
                                                                     ------------     ------------     ------------     ------------
Total liabilities .................................................           240              109               98            2,577
                                                                     ------------     ------------     ------------     ------------
Net assets ........................................................  $ 21,554,270     $  9,607,175     $ 10,282,503     $212,951,293
                                                                     ============     ============     ============     ============



                                                                                       SHORT-TERM       SMALL CAP      INTERNATIONAL
                                                                       MANAGED            BOND            VALUE        OPPORTUNITIES
                                                                      SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                                     ------------     ------------     ------------    -------------
Assets
Cash ..............................................................  $         --     $         --     $         --     $         --
Investments in shares of portfolios of John Hancock Variable Series
   Trust I, at value ..............................................   128,065,080       14,256,150       21,734,702       37,871,091
Investments in shares of portfolios of M Fund Inc., at value ......            --               --               --               --
Receivable from:
   John Hancock Variable Series Trust I ...........................       315,897           74,555           26,141               --
   M Fund Inc. ....................................................            --               --               --               --
                                                                     ------------     ------------     ------------    -------------
Total assets ......................................................   128,380,977       14,330,705       21,760,843       37,871,091
Liabilities
Payable to:
   John Hancock Variable Life Insurance Company ...................
   M Fund Inc. ....................................................            --               --               --               --
Asset charges payable .............................................         1,930              114              249              419
                                                                     ------------     ------------     ------------    -------------
Total liabilities .................................................         1,930              114              249              419
                                                                     ------------     ------------     ------------    -------------
Net assets ........................................................  $128,379,047     $ 14,330,591     $ 21,760,594     $ 37,870,672
                                                                     ============     ============     ============     ============


See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                 March 31, 2000

                                                                                                            TURNER        BRANDES
                                                                              EQUITY         GLOBAL          CORE      INTERNATIONAL
                                                                              INDEX           BOND          GROWTH        EQUITY
                                                                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                                           ------------   ------------   ------------   ------------
Assets
Cash ....................................................................  $         --   $         --   $         --   $         --
Investments in shares of portfolios of John Hancock Variable Series Trust
   I, at value ..........................................................   166,904,694      6,665,704     26,408,892     20,618,593
Investments in shares of portfolios of M Fund Inc., at value ............            --             --             --             --
Receivable from:
   John Hancock Variable Series Trust I .................................       148,551         24,942             --             --
   M Fund Inc. ..........................................................            --             --             --             --
                                                                           ------------   ------------   ------------   ------------
Total assets ............................................................   167,053,245      6,690,646     26,408,892     20,618,593
Liabilities
Payable to:
   John Hancock Variable Life Insurance Company .........................            --             --             --             --
   M Fund Inc. ..........................................................            --             --             --             --
Asset charges payable ...................................................         1,756             84            252            177
                                                                           ------------   ------------   ------------   ------------
Total liabilities .......................................................         1,756             84            252            177
                                                                           ------------   ------------   ------------   ------------
Net assets ..............................................................  $167,051,489   $  6,690,562   $ 26,408,640   $ 20,618,416
                                                                           ============   ============   ============   ============



                                                                             FRONTIER                      EMERGING
                                                                             CAPITAL       ENHANCED        MARKETS         GLOBAL
                                                                           APPRECIATION   U.S. EQUITY       EQUITY         EQUITY
                                                                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                                           ------------   ------------   ------------   ------------
Assets
Cash ....................................................................  $         --   $         --   $         --   $         --
Investments in shares of portfolios of John Hancock Variable Series Trust
   I, at value ..........................................................    25,267,062      7,638,154      6,551,090      1,455,275
Investments in shares of portfolios of M Fund Inc., at value ............            --             --             --             --
Receivable from:
   John Hancock Variable Series Trust I .................................            --             --             --             --
   M Fund Inc. ..........................................................            --             --             --             --
                                                                           ------------   ------------   ------------   ------------
Total assets ............................................................    25,267,062      7,638,154      6,551,090      1,455,275
Liabilities
Payable to:
   John Hancock Variable Life Insurance Company .........................            --             --             --             --
   M Fund Inc. ..........................................................            --             --             --             --
Asset charges payable ...................................................           225             71             85             21
                                                                           ------------   ------------   ------------   ------------
Total liabilities .......................................................           225             71             85             21
                                                                           ------------   ------------   ------------   ------------
Net assets ..............................................................  $ 25,266,837   $  7,638,083   $  6,551,005   $  1,455,254
                                                                           ============   ============   ============   ============


See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                 MARCH 31, 2000

                                                                                                                           HIGH
                                                                                              BOND        SMALL/MID       YIELD
                                                                                              INDEX        CAP CORE        BOND
                                                                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                                                            ----------    ----------    ----------
ASSETS
Cash ...................................................................................    $       --    $       --    $       --
Investments in shares of portfolios of John Hancock Variable Series Trust I, at value ..     5,742,766       941,401     3,455,998
Investments in shares of portfolios of M Fund Inc., at value ...........................            --            --            --
Receivable from:
   John Hancock Variable Series Trust I ................................................        31,284            --        23,811
   M Fund Inc. .........................................................................            --            --            --
                                                                                            ----------    ----------    ----------
Total assets ...........................................................................     5,774,050       941,401     3,479,809
LIABILITIES
Payable to:
   John Hancock Variable Life Insurance Company ........................................            --            --            --
   M Fund Inc. .........................................................................            --            --            --
Asset charges payable ..................................................................            73            11            40
                                                                                            ----------    ----------    ----------
Total liabilities ......................................................................            73            11            40
                                                                                            ----------    ----------    ----------
Net assets .............................................................................    $5,773,977    $  941,390    $3,479,769
                                                                                            ==========    ==========    ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENTS OF OPERATIONS (Unaudited)

                        Years and periods ended March 31,


                                                      LARGE CAP GROWTH SUBACCOUNT             SOVEREIGN BOND SUBACCOUNT
                                                 --------------------------------------  ---------------------------------------

                                                     2000         1999         1998          2000         1999          1998
                                                 -----------   -----------  -----------  -----------   -----------   -----------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I .......  $   100,009   $17,558,034  $ 6,312,073  $   450,283   $ 2,851,613   $ 2,190,901
   M Fund Inc. ................................           --            --           --           --            --            --
                                                 -----------   -----------  -----------  -----------   -----------   -----------
Total investment income .......................      100,009    17,558,034    6,312,073      450,283     2,851,613     2,190,901
Expenses:
   Mortality and expense risks ................      109,487       324,595      168,652       27,938       126,407        93,556
                                                 -----------   -----------  -----------  -----------   -----------   -----------
Net investment income (loss) ..................       (9,478)   17,233,439    6,143,421      422,345     2,725,206     2,097,345
Net realized and unrealized gain (loss) on
   investments:
   Net realized gains (losses) ................    1,487,863     5,003,007    1,750,881     (796,838)   (1,391,910)      185,230
   Net unrealized appreciation (depreciation)
     during the period ........................    8,093,756    (2,053,672    8,041,022      921,253    (1,837,190)     (378,058)
                                                 -----------   -----------  -----------  -----------   -----------   -----------
Net realized and unrealized gain (loss) on
   investments ................................    9,581,619     2,949,335    9,791,903      124,415    (3,229,100)     (192,828)
                                                 -----------   -----------  -----------  -----------   -----------   -----------
Net increase (decrease) in net assets resulting
   from operations ............................  $ 9,572,141   $20,182,774  $15,935,324  $   546,760   $  (503,894)  $ 1,904,517
                                                 ===========   ===========  ===========  ===========   ===========   ===========
                                                  INTERNATIONAL EQUITY INDEX SUBACCOUNT       SMALL CAP GROWTH SUBACCOUNT
                                                 --------------------------------------  ---------------------------------------
                                                     2000         1999         1998         2000          1999          1998
                                                 -----------   -----------  -----------  -----------   -----------   -----------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I .......  $    83,362   $   936,475  $ 1,930,710  $        --   $ 3,697,955   $        --
   M Fund Inc. ................................           --            --           --           --            --            --
                                                 -----------   -----------  -----------  -----------   -----------   -----------
Total investment income .......................       83,362       936,475    1,930,710           --     3,697,955            --
Expenses:
   Mortality and expense risks ................       32,246        81,058       45,651       39,242        60,221        22,593
                                                 -----------   -----------  -----------  -----------   -----------   -----------
Net investment income (loss) ..................       51,116       855,417    1,885,059      (39,242)    3,637,734       (22,593)
Net realized and unrealized gain (loss) on
   investments:
   Net realized gains .........................      703,499       753,750      152,030    2,556,750     2,548,944        58,729
   Net unrealized appreciation (depreciation)
     during the period ........................     (708,302)    4,871,167       78,480    2,295,972     3,920,455     1,070,805
                                                 -----------   -----------  -----------  -----------   -----------   -----------
Net realized and unrealized gain (loss) on
   investments ................................       (4,803)    5,624,917      230,510    4,852,722     6,469,399     1,129,534
                                                 -----------   -----------  -----------  -----------   -----------   -----------
Net increase in net assets resulting from
   operations .................................  $    46,313   $ 6,480,334  $ 2,115,569  $ 4,813,480   $10,107,133   $ 1,106,941
                                                 ===========   ===========  ===========  ===========   ===========   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED MARCH 31,

                                                       INTERNATIONAL BALANCED SUBACCOUNT          MID CAP GROWTH SUBACCOUNT
                                                      -------------------------------------  -------------------------------------
                                                         2000          1999         1998        2000         1999         1998
                                                      ----------   -----------   ----------  ----------   -----------  -----------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I ............  $   27,773   $   372,766   $  185,760  $       --   $ 6,491,783  $ 1,114,374
   M Fund Inc. .....................................          --            --           --          --            --           --
                                                      ----------   -----------   ----------  ----------   -----------  -----------
Total investment income ............................      27,773       372,766      185,760          --     6,491,783    1,114,374
Expenses:
   Mortality and expense risks .....................       3,846        13,792        9,687      76,226       102,248       26,123
                                                      ----------   -----------   ----------  ----------   -----------  -----------
Net investment income (loss) .......................      23,927       358,974      176,073     (76,226)    6,389,535    1,088,251
Net realized and unrealized gain (loss) on
   investments:
   Net realized gains (losses) .....................     (39,660)       15,640       24,206   1,185,070     5,188,018      599,619
   Net unrealized appreciation (depreciation)
     during the period .............................    (121,758)     (173,912)     147,461    (706,164)   15,078,681    1,184,263
                                                      ----------   -----------   ----------  ----------   -----------  -----------
Net realized and unrealized gain (loss)
   on investments ..................................    (161,418)     (158,272)     171,667     478,906    20,266,699    1,783,882
                                                      ----------   -----------   ----------  ----------   -----------  -----------
Net increase (decrease) in net assets resulting from
   operations ......................................  $ (137,491)  $   200,702   $  347,740  $  402,680   $26,656,234  $ 2,872,133
                                                      ==========   ===========   ==========  ==========   ===========  ===========


                                                           LARGE CAP VALUE SUBACCOUNT              MONEY MARKET SUBACCOUNT
                                                      -------------------------------------  -------------------------------------
                                                         2000         1999          1998        2000         1999         1998
                                                      ----------   -----------   ----------  ----------  -----------   -----------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I ............  $  168,440   $ 1,809,072   $  797,874  $  943,328   $ 3,279,928  $ 1,854,829
   M Fund Inc. .....................................          --            --           --          --            --           --
                                                      ----------   -----------   ----------  ----------   -----------  -----------
Total investment income ............................     168,440     1,809,072      797,874     943,328     3,279,928    1,854,829
Expenses:
   Mortality and expense risks .....................      23,961        88,877       41,415      74,486       291,398      167,813
                                                      ----------   -----------   ----------  ----------   -----------  -----------
Net investment income ..............................     144,479     1,720,195      756,459     868,842     2,988,530    1,687,016
Net realized and unrealized gain (loss) on
   investments:
   Net realized gains (losses) .....................    (117,101)      705,454      330,827          --            --           --
   Net unrealized appreciation (depreciation)
     during the period .............................    (612,964)   (2,181,112)     145,355          --            --           --
                                                      ----------   -----------   ----------  ----------   -----------  -----------
Net realized and unrealized gain (loss)
   on investments ..................................    (730,065)   (1,475,658)     476,182          --            --           --
                                                      ----------   -----------   ----------  ----------   -----------  -----------
Net increase (decrease) in net assets resulting from
   operations ......................................  $ (585,586)  $   244,537   $1,232,641  $  868,842   $ 2,988,530  $ 1,687,016
                                                      ==========   ===========   ==========  ==========   ===========  ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        Years and periods ended March 31,


                                                           MID CAP VALUE SUBACCOUNT             SMALL/MID CAP GROWTH SUBACCOUNT
                                                   ---------------------------------------   ---------------------------------------
                                                      2000          1999           1998         2000          1999          1998
                                                   -----------   -----------   -----------   -----------   -----------   -----------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I .......... $        --   $   110,190   $   120,469   $        --   $ 1,421,656   $   142,469
   M Fund Inc. ...................................          --            --            --            --            --            --
                                                   -----------   -----------   -----------   -----------   -----------   -----------
Total investment income ..........................          --       110,190       120,469            --     1,421,656       142,469
Expenses:
   Mortality and expense risks ...................      19,514        68,611        45,020         9,470        32,995        34,432
                                                   -----------   -----------   -----------   -----------   -----------   -----------
Net investment income ............................     (19,514)       41,579        75,449        (9,470)    1,388,661       108,037
Net realized and unrealized gain (loss) on
   investments:
   Net realized gains (losses) ...................     402,063      (860,332)     (538,516)     (289,736)       13,375       232,246
   Net unrealized appreciation (depreciation)
     during the period ...........................   1,245,582     1,757,919      (830,390)      892,135    (1,001,208)      236,333
                                                   -----------   -----------   -----------   -----------   -----------   -----------
Net realized and unrealized gain (loss) on
   investments ...................................   1,647,645       897,587    (1,368,906)      602,399      (987,833)      468,579
                                                   -----------   -----------   -----------   -----------   -----------   -----------
Net increase in net assets resulting from
   operations .................................... $ 1,628,131   $   939,166   $(1,293,457)  $   592,929   $   400,828   $   576,616
                                                   ===========   ===========   ===========   ===========   ===========   ===========


                                                       REAL ESTATE EQUITY SUBACCOUNT              GROWTH & INCOME SUBACCOUNT
                                                   ---------------------------------------   ---------------------------------------
                                                      2000           1999         1998          2000          1999          1998
                                                   -----------   -----------   -----------   -----------   -----------   -----------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I .......... $   205,861   $   544,845   $   305,783   $   512,693   $23,565,679   $ 9,266,175
   M Fund Inc. ...................................          --            --            --            --            --            --
                                                   -----------   -----------   -----------   -----------   -----------   -----------
Total investment income ..........................     205,861       544,845       305,783       512,693    23,565,679     9,266,175
Expenses:
   Mortality and expense risks ...................       8,329        29,468        22,716       222,841       715,377       290,361
                                                   -----------   -----------   -----------   -----------   -----------   -----------
Net investment income ............................     197,532       515,377       283,067       289,852    22,850,302     8,975,814
Net realized and unrealized gain (loss) on
   investments:
   Net realized gains (losses) ...................    (213,163)     (735,504)     (454,979)      563,798     6,207,253     2,061,212
   Net unrealized appreciation (depreciation)
     during the period ...........................     349,789        80,925      (698,676)    2,749,417    (5,814,839)    7,759,307
                                                   -----------   -----------   -----------   -----------   -----------   -----------
Net realized and unrealized gain (loss) on
   investments ...................................     136,626      (654,579)   (1,153,655)    3,313,215       392,414     9,820,519
                                                   -----------   -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net assets resulting
   from operations ............................... $   334,158   $  (139,202)  $  (870,588)  $ 3,603,067   $23,242,716   $18,796,333
                                                   ===========   ===========   ===========   ===========   ===========   ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       Years and periods ended March 31,


                                                                MANAGED SUBACCOUNT                SHORT-TERM BOND SUBACCOUNT
                                                        ------------------------------------  -------------------------------------
                                                           2000        1999         1998         2000         1999         1998
                                                        ----------  -----------  -----------  -----------  -----------  -----------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I ............... $  979,108  $11,251,980  $ 3,606,186  $   213,418  $   957,614  $   977,164
   M Fund Inc. ........................................         --           --           --           --           --           --
                                                        ----------  -----------  -----------  -----------  -----------  -----------
Total investment income ...............................    979,108   11,251,980    3,606,186      213,418      957,614      977,164
Expenses:
   Mortality and expense risks ........................    168,685      495,544      121,905        9,907       50,128       50,947
                                                        ----------  -----------  -----------  -----------  -----------  -----------
Net investment income .................................    810,423   10,756,436    3,484,281      203,511      907,486      926,217
Net realized and unrealized gain (loss) on
   investments:
   Net realized gains (losses) ........................    (51,990)   2,233,258      278,186     (112,846)    (441,667)      24,740
   Net unrealized appreciation (depreciation)
     during the period ................................  1,363,763   (6,419,069)   1,791,231       68,551      (85,754)    (136,999)

                                                        ----------  -----------  -----------  -----------  -----------  -----------
Net realized and unrealized gain (loss) on
   investments ........................................  1,311,773   (4,185,811)   2,069,417      (44,295)    (527,421)    (112,259)

                                                        ----------  -----------  -----------  -----------  -----------  -----------
Net increase in net assets resulting from
   operations ......................................... $2,122,196  $ 6,570,625  $ 5,553,698  $   159,216  $   380,065  $   813,958
                                                        ==========  ===========  ===========  ===========  ===========  ===========

                                                                                                 INTERNATIONAL OPPORTUNITIES
                                                            SMALL CAP VALUE SUBACCOUNT                     SUBACCOUNT
                                                        ------------------------------------  -------------------------------------
                                                           2000         1999        1998         2000         1999         1998
                                                        ----------  -----------  -----------  -----------  -----------  -----------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I ............... $   93,270  $   409,324  $    47,350  $        --  $ 2,096,195  $   103,399
   M Fund Inc. ........................................         --           --           --           --           --           --
                                                        ----------  -----------  -----------  -----------  -----------  -----------
Total investment income ...............................     93,270      409,324       47,350           --    2,096,195      103,399
Expenses:
   Mortality and expense risks ........................     20,424       64,613       33,335       34,751       90,191       50,003
                                                        ----------  -----------  -----------  -----------  -----------  -----------
Net investment income (loss) ..........................     72,486      344,711       14,015      (34,751)   2,006,004       53,396
Net realized and unrealized gain (loss) on investments:
   Net realized gains (losses) ........................     54,419     (979,002)      (9,919)   1,363,359    1,907,809      191,495
   Net unrealized appreciation (depreciation)
     during the period ................................    (47,196)     325,684     (523,693)  (1,275,014)   3,818,953    1,108,416
                                                        ----------  -----------  -----------  -----------  -----------  -----------
Net realized and unrealized gain (loss) on
   investments ........................................      7,223     (653,318)    (533,612)      88,345    5,726,762    1,299,911
                                                        ----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting from
   operations ......................................... $   79,709  $  (308,607) $  (519,597) $    53,594  $ 7,732,766  $ 1,353,307
                                                        ==========  ===========  ===========  ===========  ===========  ===========

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       YEARS AND PERIODS ENDED MARCH 31,

                                                        EQUITY INDEX SUBACCOUNT                    GLOBAL BOND SUBACCOUNT
                                                 ---------------------------------------   ---------------------------------------
                                                    2000          1999          1998          2000          1999          1998
                                                 -----------   -----------   -----------   -----------   -----------   -----------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I .......  $   459,796   $ 5,839,023   $ 1,337,750   $    26,843   $   460,088   $   303,545
   M Fund Inc. ................................           --            --            --            --            --            --
                                                 -----------   -----------   -----------   -----------   -----------   -----------
Total investment income .......................      459,796     5,839,023     1,337,750        26,843       460,088       303,545
Expenses:
   Mortality and expense risks ................      144,695       335,573       126,021         8,730        35,321        19,894
                                                 -----------   -----------   -----------   -----------   -----------   -----------
Net investment income .........................      315,101     5,503,450     1,211,729        18,113       424,767       283,651
Net realized and unrealized gain (loss) on
   investments:
   Net realized gains (losses) ................    1,407,391     7,681,081       691,270      (240,729)     (204,675)       81,659
   Net unrealized appreciation (depreciation)
     during the period ........................    2,436,887     4,678,509     6,098,919       363,167      (433,526)       43,608
                                                 -----------   -----------   -----------   -----------   -----------   -----------
Net realized and unrealized gain (loss)
   on investments .............................    3,844,278    12,359,590     6,790,189       122,438      (638,201)      125,267
                                                 -----------   -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net assets resulting
   from operations ............................  $ 4,159,379   $17,863,040   $ 8,001,918   $   140,551   $  (213,434)  $   408,918
                                                 ===========   ===========   ===========   ===========   ===========   ===========


                                                                                                   BRANDES INTERNATIONAL
                                                       TURNER CORE GROWTH SUBACCOUNT                 EQUITY SUBACCOUNT
                                                   -------------------------------------   ---------------------------------------
                                                     2000         1999          1998          2000          1999          1998
                                                   ---------   -----------   -----------   -----------   -----------   -----------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I .......    $      --   $ 1,349,358   $        --   $        --   $   549,978   $        --
   M Fund Inc. ................................           --            --        84,940            --            --       358,080
                                                 -----------   -----------   -----------   -----------   -----------   -----------
Total investment income .......................           --     1,349,358        84,940            --       549,978       358,080
Expenses:
   Mortality and expense risks ................       22,143        33,920         7,737        14,102        34,297        14,434
                                                 -----------   -----------   -----------   -----------   -----------   -----------
Net investment income (loss) ..................      (22,143)    1,315,438        77,203       (14,102)      515,681       343,646
Net realized and unrealized gain (loss) on
   investments:
   Net realized gains .........................      868,800     1,038,462       156,278        52,962       507,727        89,337
   Net unrealized appreciation (depreciation)
      during the period .......................    1,770,438     1,626,646       562,620      (506,321)    3,486,097        91,915
                                                 -----------   -----------   -----------   -----------   -----------   -----------
Net realized and unrealized gain (loss)
   on investments .............................    2,639,238     2,665,108       718,898      (453,359)    3,993,824       181,252
                                                 -----------   -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net assets resulting
   from operations ............................  $ 2,617,095   $ 3,980,546   $   796,101      (467,461)  $ 4,509,505   $   524,898
                                                 ===========   ===========   ===========   ===========   ===========   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED MARCH 31,

                                                           FRONTIER CAPITAL APPRECIATION          ENHANCED U.S. EQUITY
                                                                     SUBACCOUNT                        SUBACCOUNT
                                                         ----------------------------------   ----------------------------
                                                             2000        1999        1998       2000      1999      1998
                                                         -----------  ----------  ---------   --------  --------  --------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I ...............    $       --   $  487,465  $      --   $     --  $532,067   $     --
 M Fund Inc. ........................................            --           --     34,738         --        --     72,302
                                                         ----------   ----------  ---------   --------  --------   --------
Total investment income .............................            --      487,465     34,738         --   532,067     72,302
Expenses:
 Mortality and expense risks ........................        17,350       37,471     24,841      5,830    13,930      4,069
                                                         ----------   ----------  ---------   --------  --------   --------
Net investment income (loss) ........................       (17,350)     449,994      9,897      5,830   518,137     68,233
Net realized and unrealized gain (loss)
 on investments:
 Net realized gains (losses) ........................       466,929      624,068   (445,752)    55,792   264,436     87,723
 Net unrealized appreciation during
  the period ........................................     2,840,905    3,431,408    432,064     31,920   151,562     89,677
                                                         ----------   ----------  ---------   --------  --------   --------
Net realized and unrealized gain (loss)
 on investments .....................................     3,307,834    4,055,476    (13,688)    87,712   415,998    177,400
                                                         ----------   ----------  ---------   --------  --------   --------
Net increase (decrease) in net assets resulting
 from operations ....................................    $3,290,484   $4,505,470  $  (3,791)  $ 81,882  $934,135   $245,633
                                                         ==========   ==========  =========   ========  ========   ========

                                                                      EMERGING
                                                                   MARKETS EQUITY                    GLOBAL EQUITY
                                                                     SUBACCOUNT                        SUBACCOUNT
                                                         ----------------------------------   ----------------------------
                                                             2000        1999        1998*      2000      1999      1998*
                                                         -----------  ----------  ---------   --------  --------  --------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I ...............    $       --   $  137,724  $     522   $     --  $  6,063   $    491
 M Fund Inc. ........................................            --           --         --         --        --         --
                                                         ----------   ----------  ---------   --------  --------   --------
Total investment income .............................            --      137,724        522         --     6,063        491
Expenses:
 Mortality and expense risks ........................         6,661        5,465        387      1,101     1,859        339
                                                         ----------   ----------  ---------   --------  --------   --------
Net investment income (loss) ........................        (6,661)     132,259        135     (1,101)    4,204        152
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses) ........................       841,365     663,998     (45,975)    27,715    82,873    (21,835)
 Net unrealized appreciation (depreciation)
  during the period .................................      (423,198)    432,248       2,289      2,640    47,295      4,812
                                                         ----------   ----------  ---------   --------  --------   --------
Net realized and unrealized gain (loss) on
 investments ........................................       418,167    1,096,246    (43,686)    30,355   130,168    (17,023)
                                                         ----------   ----------  ---------   --------  --------   --------
Net increase (decrease) in net assets resulting
 from operations ....................................    $  411,506   $1,228,505  $ (43,551)  $ 29,254  $134,372   $(16,871)
                                                         ==========   ==========  =========   ========  ========   ========







---------
*  From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED MARCH 31,

                                                                                                    SMALL/MID
                                                                   BOND INDEX                        CAP CORE
                                                                   SUBACCOUNT                       SUBACCOUNT
                                                        -------------------------------  --------------------------------
                                                          2000        1999       1998*      2000       1999        1998*
                                                        --------   ---------   --------  ---------   --------    --------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I ...............   $ 98,655   $ 140,772   $ 23,842  $     124   $ 54,784    $     --
 M Fund Inc. ........................................         --          --         --         --         --          --
                                                        --------   ---------   --------  ---------   --------    --------
Total investment income .............................     98,655     140,772     23,842        124     54,784          --
Expenses:
 Mortality and expense risks ........................      6,322      10,636        937      1,222      2,073         535
                                                        --------   ---------   --------  ---------   --------    --------
Net investment income (loss) ........................     92,333     130,136     22,905     (1,098)    52,711        (535)
Net realized and unrealized gain (loss)
 on investments:
 Net realized gains (losses) ........................     (5,117)   (104,174)     1,002    106,765     65,733     (25,196)
 Net unrealized appreciation (depreciation)
  during the period .................................     48,121     (78,192)   (10,217)   (19,659)   (10,735)     18,718
                                                        --------   ---------   --------  ---------   --------    --------
Net realized and unrealized gain (loss)
 on investments .....................................     43,004    (182,366)    (9,215)    87,106     54,998      (6,478)
                                                        --------   ---------   --------  ---------   --------    --------
Net increase (decrease) in net assets
 resulting from operations ..........................   $135,337   $ (52,230)  $ 13,690  $  86,008   $107,709    $ (7,013)
                                                        ========   =========   ========  =========   ========    ========

                                                                                                    HIGH YIELD
                                                                                                       BOND
                                                                                                    SUBACCOUNT
                                                                                         --------------------------------
                                                                                            2000       1999        1998*
                                                                                         ---------   --------    --------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I ..............................................     $  85,793   $352,641    $ 88,721
 M Fund Inc. .......................................................................            --         --          --
                                                                                         ---------   --------    --------
Total investment income ............................................................        85,793    352,641      88,721
Expenses:
 Mortality and expense risks .......................................................         3,851     12,206       1,962
                                                                                         ---------   --------    --------
Net investment income ..............................................................        81,942    340,435      86,759
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses) .......................................................       (16,585)    42,365      64,824
 Net unrealized appreciation (depreciation)
  during the period ................................................................      (189,115)  (139,659)    149,416
                                                                                         ---------   --------    --------
Net realized and unrealized gain (loss) on
 investments .......................................................................      (205,700)   (97,294)    214,240
                                                                                         ---------   --------    --------
Net increase (decrease) in net assets
 resulting from operations .........................................................     $(123,758)  $243,141    $300,999
                                                                                         =========   ========    ========

---------
*  From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

                        YEARS AND PERIODS ENDED MARCH 31,

                                                LARGE CAP GROWTH SUBACCOUNT                   SOVEREIGN BOND SUBACCOUNT
                                         ------------------------------------------   ------------------------------------------
                                              2000          1999           1998            2000          1999           1998
                                         -------------  -------------  ------------   -------------  -------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) ........   $     (9,478)  $ 17,233,439   $  6,143,421   $    422,895   $  2,725,206    $  2,097,345
 Net realized gains (losses) .........      1,487,863      5,003,007      1,750,881       (796,838)    (1,391,910)        185,230
 Net unrealized appreciation
  (depreciation) during the
  period .............................      8,093,756     (2,053,672)     8,041,022        921,253     (1,837,190)       (378,058)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations ...........      9,572,141     20,182,774     15,935,324        547,310       (503,894)      1,904,517
From policyholder transactions:
 Net premiums from
  policyholders ......................     26,306,668     75,667,981     29,859,648     11,781,689     74,595,720      38,567,292
 Net benefits to policyholders .......    (12,830,683)   (45,347,424)   (13,281,028)   (16,379,586)   (68,312,320)    (27,391,317)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions ........................     13,475,985     30,320,557     16,578,620     (4,597,897)     6,283,400      11,175,975
Net increase (decrease) in net
 assets ..............................     23,048,126     50,503,331     32,513,944     (4,050,587)     5,779,506      13,080,492
Net assets at beginning of period ....    115,521,551     65,018,220     32,504,276     38,321,474     32,541,967      19,461,475
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net assets at end of period ..........   $138,569,677   $115,521,551   $ 65,018,220   $ 34,270,887   $ 38,321,473    $ 32,541,967
                                         ============   ============   ============   ============   ============    ============

                                        INTERNATIONAL EQUITY INDEX SUBACCOUNT               SMALL CAP GROWTH SUBACCOUNT
                                     --------------------------------------------   --------------------------------------------
                                          2000            1999           1998            2000           1999            1998
                                     -------------  ---------------  ------------   -------------  -------------  --------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss) ....   $     51,116   $      855,417   $  1,885,059   $    (39,242)  $  3,637,734    $      (22,593)
 Net realized gains ..............        703,499          753,750        152,030      2,556,750      2,548,944            58,729
 Net unrealized appreciation
  (depreciation) during the
  period .........................       (708,302)       4,871,167         78,480      2,295,972      3,920,455         1,070,805
                                     ------------   --------------   ------------   ------------   ------------    --------------
Net increase in net assets
 resulting from operations .......         46,313        6,480,334      2,115,569      4,813,480     10,107,133         1,106,941
From policyholder transactions:
 Net premiums from
  policyholders ..................     13,045,026       53,332,374     10,034,119     30,086,736     52,637,861        12,088,047
 Net benefits to policyholders ...    (10,401,110)     (39,209,664)    (8,344,107)   (26,646,977)   (40,800,272)       (6,621,834)
                                     ------------   --------------   ------------   ------------   ------------    --------------
Net increase in net assets
 resulting from policyholder
 transactions ....................      2,643,916       14,122,710      1,690,012      3,493,759     11,837,589         5,466,213
                                     ------------   --------------   ------------   ------------   ------------    --------------
Net increase in net assets .......      2,690,229       20,603,044      3,805,581      8,253,239     21,944,722         6,573,154
Net assets at beginning of
 period ..........................     33,198,674       12,595,630      8,790,049     31,022,828      9,078,106         2,504,952
                                     ------------   --------------   ------------   ------------   ------------    --------------
Net assets at end of period ......   $ 35,888,903   $   33,198,674   $ 12,595,630   $ 39,276,067   $ 31,022,828    $    9,078,106
                                     ============   ==============   ============   ============   ============    ==============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED MARCH 31,

                                            INTERNATIONAL BALANCED SUBACCOUNT                  MID CAP GROWTH SUBACCOUNT
                                         ----------------------------------------    ---------------------------------------------
                                             2000           1999          1998            2000            1999            1998
                                         ------------  -------------  ------------   --------------  --------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) ........   $    23,927   $    358,974   $   176,073    $     (76,226)  $   6,389,535    $   1,088,251
 Net realized gains (losses) .........       (39,660)        15,640        24,206        1,185,070       5,188,018          599,619
 Net unrealized appreciation
  (depreciation) during
  the period .........................      (121,758)      (173,912)      147,461         (706,164)     15,078,681        1,184,263
                                         -----------   ------------   -----------    -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations ...........      (137,491)       200,702       347,740          402,680      26,656,234        2,872,133
From policyholder transactions:
 Net premiums from policyholders .....       845,554      6,295,052     3,163,316       26,745,210      65,183,285       11,323,614
 Net benefits to policyholders .......    (1,035,960)    (5,007,225)   (1,882,974)     (13,805,055)    (41,018,347)      (5,132,055)
                                         -----------   ------------   -----------    -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions ........................      (190,406)     1,287,827     1,280,342       12,940,155      24,164,938        6,191,559
                                         -----------   ------------   -----------    -------------   -------------    -------------
Net increase (decrease) in net assets       (327,897)     1,488,529     1,628,082       13,342,835      50,821,172        9,063,692
Net assets at beginning of period ....     4,591,858      3,103,327     1,475,245       63,499,616      12,678,444        3,614,752
                                         -----------   ------------   -----------    -------------   -------------    -------------
Net assets at end of period ..........   $ 4,263,961   $  4,591,856   $ 3,103,327    $  76,842,451   $  63,499,616    $  12,678,444
                                         ===========   ============   ===========    =============   =============    =============

                                                LARGE CAP VALUE SUBACCOUNT                     MONEY MARKET SUBACCOUNT
                                         ----------------------------------------   ---------------------------------------------
                                             2000          1999           1998           2000            1999            1998
                                         ------------  -------------  -----------   --------------  --------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income ...............   $   144,479   $  1,720,195   $   756,459   $     868,842   $   2,988,530    $   1,687,016
 Net realized gains (losses) .........      (117,101)       705,454       330,827              --              --               --
 Net unrealized appreciation
  (depreciation) during
  the period .........................      (612,964)    (2,181,112)      145,355              --              --               --
                                         -----------   ------------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations ...........      (585,586)       244,537     1,232,641         868,842       2,988,530        1,687,016
From policyholder transactions:
 Net premiums from policyholders .....     9,161,994     37,432,039    15,144,316     217,361,930     890,376,545      340,377,358
 Net benefits to policyholders .......    (5,345,277)   (27,199,179)   (4,937,583)   (209,542,856)   (918,869,964)    (269,723,839)
                                         -----------   ------------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions ........................     3,816,717     10,232,860    10,206,733       7,819,074     (28,493,419)      70,653,519
                                         -----------   ------------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets      3,231,131     10,477,397    11,439,374       8,687,916     (25,504,889)      72,340,535
Net assets at beginning of period ....    27,106,917     16,629,520     5,190,146      61,006,769      86,511,658       14,171,123
                                         -----------   ------------   -----------   -------------   -------------    -------------
Net assets at end of period ..........   $30,338,048   $ 27,106,917   $16,629,520   $  69,694,685   $  61,006,769    $  86,511,658
                                         ===========   ============   ===========   =============   =============    =============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED MARCH 31,

                                                 MID CAP VALUE SUBACCOUNT                 SMALL/MID CAP GROWTH SUBACCOUNT
                                         ----------------------------------------   -------------------------------------------
                                             2000          1999           1998          2000            1999           1998
                                         ------------  -------------  -----------   -------------  --------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) .........  $   (19,514)  $     41,579   $    75,449   $     (9,470)  $   1,388,661    $    108,037
 Net realized gains (losses) ..........      402,063       (860,332)     (538,516)      (289,736)         13,375         232,246
 Net unrealized appreciation
  (depreciation) during
  the period ..........................    1,245,582      1,757,919      (830,390)       892,135      (1,001,208)        236,333
                                         -----------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net assets
 resulting from operations ............    1,628,131        939,166    (1,293,457)       592,929         400,828         576,616
From policyholder transactions:
 Net premiums from policyholders ......    6,813,614     32,024,751    18,837,112      1,722,182      11,809,133       4,563,154
 Net benefits to policyholders ........   (6,026,008)   (29,579,995)   (7,855,945)    (2,633,767)     (9,775,543)     (6,481,542)
                                         -----------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions .........................      787,606      2,444,756    10,981,167       (911,585)      2,033,590      (1,918,388)
                                         -----------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net assets..    2,415,737      3,383,922     9,687,710       (318,656)      2,434,418      (1,341,772)
Net assets at beginning of period .....   19,138,533     15,754,611     6,066,901      9,925,831       7,491,413       8,833,185
                                         -----------   ------------   -----------   ------------   -------------    ------------
Net assets at end of period ...........  $21,554,270   $ 19,138,533   $15,754,611   $  9,607,175   $   9,925,831    $  7,491,413
                                         ===========   ============   ===========   ============   =============    ============

                                               REAL ESTATE EQUITY SUBACCOUNT                 GROWTH & INCOME SUBACCOUNT
                                          ----------------------------------------   -------------------------------------------
                                              2000          1999           1998           2000           1999           1998
                                          ------------  -------------  ------------  -------------  --------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income ................   $   197,532   $    515,377   $   283,067   $    289,852   $  22,850,302    $  8,975,814
 Net realized gains (losses) ..........      (213,163)      (735,504)     (454,979)       563,798       6,207,253       2,061,212
 Net unrealized appreciation
  (depreciation) during the period ....       349,789         80,925      (698,676)     2,749,417      (5,814,839)      7,759,307
                                          -----------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net assets
 resulting from operations ............       334,158       (139,202)     (870,588)     3,603,067      23,242,716      18,796,333
From policyholder transactions:
 Net premiums from policyholders ......     5,164,186     22,699,314     6,964,604     20,391,023     196,639,863      60,975,616
 Net benefits to policyholders ........    (4,454,487)   (18,093,640)   (5,513,221)   (20,568,695)   (106,763,955)    (31,360,866)
                                          -----------   ------------   -----------   ------------   -------------    ------------
Net increase in net assets resulting
 from policyholder transactions .......       709,699      4,605,674     1,451,383       (177,672)     89,875,908      29,614,750
                                          -----------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net
 assets ...............................     1,043,857      4,466,472       580,795      3,425,395     113,118,624      48,411,083
Net assets at beginning of period .....     9,238,646      4,772,174     4,191,379    209,525,898      96,407,275      47,996,192
                                          -----------   ------------   -----------   ------------   -------------    ------------
Net assets at end of period ...........   $10,282,503   $  9,238,646   $ 4,772,174   $212,951,293   $ 209,525,899    $ 96,407,275
                                          ===========   ============   ===========   ============   =============    ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED MARCH 31,

                                                     MANAGED SUBACCOUNT                       SHORT-TERM BOND SUBACCOUNT
                                          -----------------------------------------   ------------------------------------------
                                               2000          1999           1998          2000           1999           1998
                                          -------------  -------------  -----------   -------------  -------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income .................  $    810,423   $ 10,756,436   $ 3,484,281   $    203,511   $    907,486    $    926,217
 Net realized gains (losses) ...........       (51,990)     2,233,258       278,186       (112,846)      (441,667)         24,740
 Net unrealized appreciation
  (depreciation) during the period .....     1,363,763     (6,419,069)    1,791,231         68,551        (85,754)       (136,999)
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net increase in net assets resulting
 from operations .......................     2,122,196      6,570,625     5,553,698        159,216        380,065         813,958
From policyholder transactions:
 Net premiums from policyholders .......     5,409,063    113,292,872    21,019,273      7,974,976     41,259,110      27,490,588
 Net benefits to policyholders .........    (4,863,022)   (34,219,380)   (8,281,600)    (5,532,589)   (49,156,693)    (21,534,195)
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions ..........................       546,041     79,073,492    12,737,673      2,442,387     (7,897,583)      5,956,393
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets ..     2,668,237     85,644,117    18,291,371      2,601,603     (7,517,518)      6,770,351
Net assets at beginning of period ......   125,710,810     40,066,692    21,775,321     11,728,988     19,246,506      12,476,155
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net assets at end of period ............  $128,379,047   $125,710,809   $40,066,692   $ 14,330,591   $ 11,728,988    $ 19,246,506
                                          ============   ============   ===========   ============   ============    ============

                                            SMALL CAP VALUE SUBACCOUNT                  INTERNATIONAL OPERATIONS SUBACCOUNT
                                  ----------------------------------------------   ---------------------------------------------
                                       2000            1999            1998             2000           1999            1998
                                  -------------  ---------------  --------------   -------------  -------------  ---------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss) ..  $     72,846   $      344,711   $       14,015   $    (34,751)  $  2,006,004    $        53,396
 Net realized gains (losses) ...        54,419         (979,002)          (9,919)     1,363,359      1,907,809            191,495
 Net unrealized appreciation
  (depreciation) during
  the period ...................       (47,196)         325,684         (523,693)    (1,275,014)     3,818,953          1,108,416
                                  ------------   --------------   --------------   ------------   ------------    ---------------
Net increase (decrease) in net
 assets resulting from
 operations ....................        80,069         (308,607)        (519,597)        53,594      7,732,766          1,353,307
From policyholder transactions:
 Net premiums from
 policyholders .................     6,820,059       39,172,672       11,420,833     19,896,505     43,216,216         23,844,756
 Net benefits to
 policyholders .................    (3,922,931)     (30,591,417)      (4,363,378)   (13,614,477)   (38,372,463)       (12,275,087)
                                  ------------   --------------   --------------   ------------   ------------    ---------------
Net increase in net assets
 resulting from policyholder
 transactions ..................     2,897,128        8,581,255        7,057,455      6,282,028      4,843,753         11,569,669
                                  ------------   --------------   --------------   ------------   ------------    ---------------
Net increase in net assets .....     2,977,197        8,272,648        6,537,858      6,335,622     12,576,519         12,922,976
Net assets at beginning of
 period ........................    18,783,397       10,510,748        3,972,890     31,535,050     18,958,530          6,035,554
                                  ------------   --------------   --------------   ------------   ------------    ---------------
Net assets at end of period ....  $ 21,760,594   $   18,783,396   $   10,510,748   $ 37,870,672   $ 31,535,049    $    18,958,530
                                  ============   ==============   ==============   ============   ============    ===============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED MARCH 31,

                                                   EQUITY INDEX SUBACCOUNT                       GLOBAL BOND SUBACCOUNT
                                         -------------------------------------------   ------------------------------------------
                                             2000           1999            1998           2000            1999           1998
                                         -------------  --------------  -------------  --------------  -------------  -----------
Increase (decrease) in net assets
 from operations:
 Net investment income ...............   $    315,101   $   5,503,450   $  1,211,729   $      18,113   $    424,767    $   283,651
 Net realized gains (losses) .........      1,407,391       7,681,081        691,270        (240,729)      (204,675)        81,659
 Net unrealized appreciation
  (depreciation) during
  the period .........................      2,436,887       4,678,509      6,098,919         363,167       (433,526)        43,608
                                         ------------   -------------   ------------   -------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations ...........      4,159,379      17,863,040      8,001,918         140,551       (213,434)       408,918
From policyholder transactions:
 Net premiums from policyholders .....     30,486,120     225,994,914     60,690,933       2,169,780     11,387,398      9,258,713
 Net benefits to policyholders .......    (17,507,140)   (147,909,470)   (31,166,123)     (4,458,286)   (10,615,019)    (3,008,341)
                                         ------------   -------------   ------------   -------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions ........................     12,978,980      78,085,444     29,524,810      (2,288,506)       772,379      6,250,372
                                         ------------   -------------   ------------   -------------   ------------    -----------
Net increase (decrease) in net
 assets ..............................     17,138,359      95,948,484     37,526,728      (2,147,955)       558,945      6,659,290
Net assets at beginning of period ....    149,913,130      53,964,647     16,437,919       8,838,517      8,279,571      1,620,281
                                         ------------   -------------   ------------   -------------   ------------    -----------
Net assets at end of period ..........   $167,051,489   $  49,913,131   $ 53,964,647   $   6,690,562   $  8,838,516    $ 8,279,571
                                         ============   =============   ============   =============   ============    ===========

                                                  TURNER CORE GROWTH SUBACCOUNT          BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                                            ------------------------------------------   ----------------------------------------
                                                 2000          1999           1998            2000          1999          1998
                                            -------------  ------------  -------------   -------------  ------------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) ...........        (22,143)  $ 1,315,438   $      77,203        (14,102)  $   515,681    $   343,646
 Net realized gains .....................        868,800     1,038,462         156,278         52,962       507,727         89,337
 Net unrealized appreciation
  (depreciation) during
  the period ............................      1,770,438     1,626,646         562,620       (506,321)    3,486,097         91,915
                                            ------------   -----------   -------------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations ..............      2,617,095     3,980,546         796,101       (467,461)    4,509,505        524,898
From policyholder transactions:
 Net premiums from policyholders ........      7,163,231    23,098,524       4,779,974      5,406,790    12,134,533      5,520,633
 Net benefits to policyholders ..........     (6,042,692)   (9,308,254)     (1,690,860)    (1,736,210)   (5,569,496)    (2,041,375)
                                            ------------   -----------   -------------   ------------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions ..............      1,120,539    13,790,270       3,089,114      3,670,580     6,565,037      3,479,258
                                            ------------   -----------   -------------   ------------   -----------    -----------
Net increase in net assets ..............      3,737,634    17,770,816       3,885,215      3,203,119    11,074,542      4,004,156
Net assets at beginning of period .......     22,671,006     4,900,189       1,014,974     17,415,297     6,340,754      2,336,598
                                            ------------   -----------   -------------   ------------   -----------    -----------
Net assets at end of period .............   $ 26,408,640   $22,671,005   $   4,900,189   $ 20,618,416   $17,415,296    $ 6,340,754
                                            ============   ===========   =============   ============   ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED MARCH 31,

                                             FRONTIER CAPITAL APPRECIATION SUBACCOUNT        ENHANCED U.S. EQUITY SUBACCOUNT
                                            ------------------------------------------   ---------------------------------------
                                                 2000           1999           1998          2000          1999          1998
                                            --------------  -------------  -----------   ------------  ------------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) ...........   $     (17,350)  $    449,994   $     9,897   $    (5,830)  $   518,137    $    68,233
 Net realized gains (losses) ............         466,929        624,068      (445,752)       55,792       264,436         87,723
 Net unrealized appreciation during
  the period ............................       2,840,905      3,431,408       432,064        31,920       151,562         89,677
                                            -------------   ------------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations ..............       3,290,484      4,505,470        (3,791)       81,882       934,135        245,633
From policyholder transactions:
 Net premiums from policyholders ........       8,319,565     25,135,447    13,982,031     3,512,323     6,480,741      3,031,309
 Net benefits to policyholders ..........      (3,328,234)   (22,331,613)   (9,695,520)   (2,694,336)   (3,151,279)    (1,299,530)
                                            -------------   ------------   -----------   -----------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions ..............       4,991,331      2,803,834     4,286,511       817,987     3,329,462      1,731,779
                                            -------------   ------------   -----------   -----------   -----------    -----------
Net increase in net assets ..............       8,281,815      7,309,304     4,282,720       899,869     4,263,597      1,977,412
Net assets at beginning of period .......      16,985,022      9,675,718     5,392,998     6,738,214     2,474,617        497,205
                                            -------------   ------------   -----------   -----------   -----------    -----------
Net assets at end of period .............   $  25,266,837   $ 16,985,022   $ 9,675,718   $ 7,638,083   $ 6,738,214    $ 2,474,617
                                            =============   ============   ===========   ===========   ===========    ===========

                                                                                                  GLOBAL EQUITY
                                     EMERGING MARKETS EQUITY SUBACCOUNT                            SUBACCOUNT
                              ------------------------------------------------   -----------------------------------------------
                                    2000            1999            1998*             2000            1999             1998*
                              ---------------  --------------  ---------------   --------------  --------------  ---------------
Increase (decrease) in net
 assets from operations:
 Net investment income
  (loss) .................... $       (6,661)  $     132,259   $           135   $      (1,101)  $       4,204    $           152
 Net realized gains (losses)         841,365         663,998           (45,975)         27,715          82,873            (21,835)
 Net unrealized appreciation
  (depreciation) during the
  period ....................       (423,198)        432,248             2,289           2,640          47,295              4,812
                              --------------   -------------   ---------------   -------------   -------------    ---------------
Net increase (decrease) in
 net assets resulting from
 operations .................        411,506       1,228,505           (43,551)         29,254         134,372            (16,871)
From policyholder
 transactions:
 Net premiums from
  policyholders .............     18,848,748      18,579,194         2,434,226       1,111,909       3,151,983          2,372,034
 Net benefits to
  policyholders .............    (16,434,122)    (16,271,324)       (2,203,670)       (522,788)     (2,613,505)        (2,191,135)
                              --------------   -------------   ---------------   -------------   -------------    ---------------
Net increase in net assets
 resulting from policyholder
 transactions ...............      2,414,626       2,307,870           230,556         589,121         538,478            180,899
                              --------------   -------------   ---------------   -------------   -------------    ---------------
Net increase in net assets ..      2,826,132       3,536,375           187,005         618,375         672,850            164,028
Net assets at beginning of
 period .....................      3,724,873         187,005                 0         836,879         164,028                  0
                              --------------   -------------   ---------------   -------------   -------------    ---------------
Net assets at end of
 period ..................... $    6,551,005   $   3,723,380   $       187,005   $   1,455,254   $     836,878    $       164,028
                              ==============   =============   ===============   =============   =============    ===============




---------
*From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED MARCH 31,

                                                               BOND INDEX
                                                               SUBACCOUNT                     SMALL/MID CAP CORE SUBACCOUNT
                                                  -------------------------------------   --------------------------------------
                                                      2000         1999         1998*         2000          1999         1998*
                                                  -----------  ------------  ----------   ------------  ------------  ----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) .................   $   92,333   $   130,136   $   22,905   $    (1,098)  $    52,711    $     (535)
 Net realized gains (losses) ..................       (5,117)     (104,174)       1,002       106,765        65,733       (25,196)
 Net unrealized appreciation (depreciation)
  during the period ...........................       48,121       (78,192)     (10,217)      (19,659)      (10,735)       18,718
                                                  ----------   -----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from operations ..............................      135,337       (52,230)      13,690        86,008       107,709        (7,013)
From policyholder transactions:
 Net premiums from policyholders ..............    1,414,394     6,471,518    1,176,234     6,028,335     5,817,483     1,089,030
 Net benefits to policyholders ................     (901,805)   (2,358,694)    (124,467)   (5,789,766)   (5,611,532)     (778,864)
                                                  ----------   -----------   ----------   -----------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions ....................      512,589     4,112,824    1,051,767       238,569       205,951       310,166
                                                  ----------   -----------   ----------   -----------   -----------    ----------
Net increase in net assets ....................      647,926     4,060,594    1,065,457       324,577       313,660       303,153
Net assets at beginning of period .............    5,126,051     1,065,457            0       616,813       303,153             0
                                                  ----------   -----------   ----------   -----------   -----------    ----------
Net assets at end of period ...................   $5,773,977   $ 5,126,051   $1,065,457   $   941,390   $   616,813    $  303,153
                                                  ==========   ===========   ==========   ===========   ===========    ==========

                                                                                                      HIGH YIELD BOND
                                                                                                         SUBACCOUNT
                                                                                          ----------------------------------------
                                                                                              2000           1999          1998*
                                                                                          ------------  -------------  -----------
Increase (decrease) in net assets
 from operations:
 Net investment income .............................................................      $    81,942   $    340,435    $    86,759
 Net realized gains (losses) .......................................................          (16,585)        42,365         64,824
 Net unrealized appreciation
  (depreciation) during the period .................................................         (189,115)      (139,659)       149,416
                                                                                          -----------   ------------    -----------
Net increase (decrease) in net
 assets resulting from operations ..................................................         (123,758)       243,141        300,999
From policyholder transactions:
 Net premiums from policyholders ...................................................        1,581,720     19,870,990      6,683,673
 Net benefits to policyholders .....................................................       (2,251,407)   (20,368,501)    (2,457,088)
                                                                                          -----------   ------------    -----------
Net increase (decrease) in net
 assets resulting from
 policyholder transactions .........................................................         (669,687)      (497,511)     4,226,585
                                                                                          -----------   ------------    -----------
Net increase (decrease) in net
 assets ............................................................................         (793,445)      (254,370)     4,527,584
Net assets at beginning of period ..................................................        4,273,214      4,527,584              0
                                                                                          -----------   ------------    -----------
Net assets at end of period ........................................................      $ 3,479,769   $  4,273,214    $ 4,527,584
                                                                                          ===========   ============    ===========





---------
*From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                 MARCH 31, 2000

1.  ORGANIZATION

     John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Portfolios. Each Portfolio has a different investment objective.

     The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

     The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2.  SIGNIFICANT ACCOUNTING POLICIES

 Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

     Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

     The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

 Expenses

     JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

     JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

     Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At March 31, 2000, there were no outstanding policy loans.

3.  TRANSACTION WITH AFFILIATES

     John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

     Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

4.   DETAILS OF INVESTMENTS

     The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at March 31, 2000 were as follows:


       PORTFOLIO                  SHARES OWNED      COST          VALUE
       ---------                  ------------  ------------  --------------

Large Cap Growth .............      4,725,708   $129,759,928   $138,569,677
Sovereign Bond ...............      3,720,404     54,957,680     34,270,887
International Equity
 Index .......................      1,828,860     42,194,387     35,888,903
Small Cap Growth .............      1,783,544     44,638,874     39,276,067
International Balanced .......        411,770      5,792,382      4,263,961
Mid Cap Growth ...............      2,559,283     61,055,048     76,842,451
Large Cap Value ..............      2,322,131     36,125,073     30,338,048
Money Market .................      6,966,470    137,421,592     69,694,685
Mid Cap Value ................      1,556,021     25,731,991     21,554,270
Small/Mid Cap Growth .........        639,205     13,859,500      9,607,175
Real Estate Equity ...........        878,277     15,150,096     10,282,503
Growth & Income ..............     10,470,973    216,940,978    212,951,293
Managed ......................      8,209,595    135,063,985    128,379,047
Short-Term Bond ..............      1,472,374     22,331,767     14,330,591
Small Cap Value ..............      2,002,962     25,350,551     21,760,594
International
 Opportunities ...............      2,498,318     47,315,632     37,870,672
Equity Index .................      8,004,018    158,931,331    167,051,489
Global Bond ..................        668,397     14,205,761      6,690,562
Turner Core Growth ...........      1,042,593     29,103,994     26,408,640
Brandes International
 Equity ......................      1,374,582     17,355,048     20,618,416
Frontier Capital
 Appreciation ................        999,103     21,184,263     25,266,837
Enhanced U.S. Equity .........        362,858      8,235,003      7,638,083
Emerging Markets
 Equity ......................        498,382     18,281,972      6,551,005
Global Equity ................        115,407      2,131,686      1,455,254
Bond Index ...................        611,908      6,074,464      5,773,977
Small/Mid Cap CORE ...........         89,127      2,920,766        941,390
High Yield Bond ..............        405,962      6,265,268      3,479,769

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

     Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund and of M Fund during 1999 were as follows:


             PORTFOLIO                        PURCHASES        SALES
             ---------                       ------------  --------------

Large Cap Growth .........................   $ 62,265,535   $ 14,711,539
Sovereign Bond ...........................     38,288,617     29,280,010
International Equity Index ...............     32,519,440     17,541,313
Small Cap Growth .........................     27,757,302     12,281,978
International Balanced ...................      3,415,587      1,768,784
Mid Cap Growth ...........................     45,338,211     14,783,738
Large Cap Value ..........................     22,257,609     10,304,554
Money Market .............................    304,141,849    329,646,739
Mid Cap Value ............................     15,413,952     12,927,617
Small/Mid Cap Growth .....................      8,759,614      5,337,363
Real Estate Equity .......................     13,375,520      8,254,469
Growth & Income ..........................    144,949,345     32,223,136
Managed ..................................    111,633,323     21,803,394
Short-Term Bond ..........................     17,352,671     24,342,768
Small Cap Value ..........................     16,062,747      7,136,780
International Opportunities ..............     24,767,973     17,918,215
Equity Index .............................    124,086,502     40,497,607
Global Bond ..............................     10,322,531      9,125,384
Turner Core Growth .......................     20,980,047      5,874,338
Brandes International Equity .............     10,664,333      3,583,615
Frontier Capital Appreciation ............     13,387,462     10,133,633
Enhanced U.S. Equity .....................      5,925,334      2,077,734
Emerging Markets Equity ..................      9,682,573      7,242,444
Global Equity ............................      2,167,637      1,624,954
Bond Index ...............................      5,900,997      1,658,038
Small/Mid Cap CORE .......................      3,312,578      3,053,916
High Yield Bond ..........................     11,898,171     12,055,248

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

5.  NET ASSETS

     Accumulation shares attributable to net assets of policyholders and accumulation share values for each portfolio at March 31, 2000 were as follows:


                                      VEP CLASS #1                VEP CLASS #2               VEP CLASS #3
                               --------------------------  --------------------------  --------------------------
                               ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
PORTFOLIO                         SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
---------                      ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth                 501,219        36.64         452,200       36.75        211,942         36.87
Sovereign Bond                   225,529        14.01         160,910       14.05         34,047         14.10
International Equity Index       241,826        17.49         177,419       17.55          5,314         17.60
Small Cap Growth                 187,881        24.93         186,116       24.98         34,022         25.03
International Balanced            18,384        12.87          25,851       12.90         15,065         12.93
Mid Cap Growth                   244,467        36.47         184,426       36.54         60,720         36.61
Large Cap Value                  195,113        15.68         139,786       15.71         24,929         15.74
Money Market                     587,473        13.25       1,124,720       13.29        419,434         13.33
Mid Cap Value                    120,750        15.21          49,381       15.24          3,276         15.27
Small/Mid Cap Growth              88,999        21.14          89,441       21.20              0         21.26
Real Estate Equity                95,604        14.85          55,305       14.89         19,250         14.94
Growth & Income                  996,212        31.41         591,014       31.51        179,428         31.60
Managed                          550,878        21.22         284,687       21.29         39,917         21.35
Short-Term Bond                   84,327        13.10          94,761       13.14          9,722         13.18
Small Cap Value                  117,863        12.27          89,562       12.29         22,744         12.32
International Opportunities      140,734        16.48         191,629       16.51          6,658         16.54
Equity Index                     546,625        23.54         605,346       23.58        211,658         23.63
Global Bond                       55,879        12.37          48,921       12.39         18,599         12.41
Turner Core Growth                31,801        31.21          15,389       31.28              0         31.34
Brandes International Equity      22,721        16.32          33,499       16.35              0         16.39
Frontier Capital Appreciation     26,137        27.20          13,250       27.26              0         27.31
Enhanced U.S. Equity               4,387        17.51               0       17.54              0         17.56
Emerging Markets Equity           61,060        13.69         160,303       13.70         13,962         13.71
Global Equity                     27,243        12.68          27,262       12.69          2,252         12.70
Bond Index                       100,226        10.59          99,922       10.60         63,929         10.60
Small/Mid Cap CORE                18,057        11.56          12,509       11.57          4,270         11.58
High Yield Bond                   45,997         9.76          41,613        9.77          2,141          9.78

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                    V COLI  CLASS #4            V COLI  CLASS #5            V COLI  CLASS #6
                               --------------------------  --------------------------  --------------------------
                               ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
PORTFOLIO                         SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
---------                      ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth                 624,782        36.96        302,096        37.00        273,725         37.04
Sovereign Bond                    14,891        14.89        610,911        14.91        449,306         14.92
International Equity Index        39,735        16.23        160,610        16.25        232,734         16.27
Small Cap Growth                  66,214        25.38         39,775        25.39         46,461         25.42
International Balanced            40,176        13.10         10,196        13.11         54,443         13.12
Mid Cap Growth                   151,297        37.12        135,265        37.15         63,453         37.17
Large Cap Value                  168,223        15.96        160,487        15.97        419,835         15.98
Money Market                     173,689        13.19        290,988        13.20        159,826         13.22
Mid Cap Value                     81,017        15.48         17,842        15.49        240,521         15.50
Small/Mid Cap Growth              25,267        21.17            378        21.19         29,661         21.21
Real Estate Equity                57,478        15.40          5,284        15.42        199,999         15.43
Growth & Income                  581,341        31.39        528,494        31.42         25,701         31.45
Managed                          144,003        22.01        118,971        22.04        128,144         22.06
Short-Term Bond                  185,563        13.36        424,715        13.38              0             0
Small Cap Value                   32,369        12.49         50,061        12.50        278,886         12.50
International Opportunities      219,385        16.77        180,790        16.78        104,577         16.79
Equity Index                     336,797        23.96         64,760        23.98        558,737         23.99
Global Bond                       49,441        12.59          5,046        12.60              0         12.61
Turner Core Growth                 9,891        31.81         20,258        31.83              0         31.86
Brandes International Equity     107,998        16.63        108,224        16.65         39,650         16.66
Frontier Capital Appreciation     90,714        27.72         67,224        27.74              0         27.77
Enhanced U.S. Equity              18,732        17.74          6,871        17.74              0         17.67
Emerging Markets Equity                0        13.81         39,505        13.81              0         13.81
Global Equity                          0        12.80              0        12.80              0         12.80
Bond Index                         2,500        10.68         19,774        10.68              0         10.68
Small/Mid Cap CORE                     0        11.67              0        11.67              0         11.67
High Yield Bond                    1,565         9.98              0         0.98          8,654          9.85

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                              MEDALLION EXECUTIVE VLI CLASS #7         MVEP CLASS #8               MVUL CLASS #9
                             ---------------------------------   --------------------------  --------------------------
                               ACCUMULATION      ACCUMULATION    ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
PORTFOLIO                         SHARES         SHARE VALUES       SHARES     SHARE VALUES     SHARES      SHARE VALUES
---------                    ----------------  ----------------  ------------  ------------  ------------  --------------
Large Cap Growth                  112,264           85.40           799,241       26.61        346,876         23.70
Sovereign Bond                     56,595           24.06           302,433       12.64        338,834         11.90
International Equity Index        146,837           27.50           777,766       15.04        220,189         15.52
Small Cap Growth                  181,468           24.96           309,201       25.20        209,297         28.33
International Balanced             58,124           12.89            42,203       13.01         36,194         12.47
Mid Cap Growth                    181,012           36.51           411,691       36.87        120,647         40.88
Large Cap Value                   340,696           15.69           144,765       15.85        120,405         13.55
Money Market                      351,729           18.33           681,051       12.10        410,096         11.58
Mid Cap Value                     484,280           15.22           236,146       15.38         58,151         12.99
Small/Mid Cap Growth                5,968           21.17           263,530       13.51         34,027         13.75
Real Estate Equity                 42,675           22.83           146,961       12.66         42,185          9.75
Growth & Income                   833,145           69.25         1,328,327       22.26        456,665         19.45
Managed                         2,310,154           40.30           226,876       17.09        120,259         15.63
Short-Term Bond                    90,405           13.12            44,158       12.06         95,975         11.56
Small Cap Value                   619,523           12.28           321,868       12.40         92,320         11.77
International Opportunities       631,815           16.50           248,891       16.65        454,435         15.94
Equity Index                      602,588           23.56         1,254,544       23.79        666,253         20.30
Global Bond                       167,161           12.38            61,755       12.50         64,901         11.80
Turner Core Growth                      0           29.04           211,545       28.32         69,350         27.22
Brandes International
 Equity                                 0           16.55           542,598       15.97         59,761         17.06
Frontier Capital
 Appreciation                           0           25.24           453,530       23.01         87,539         22.27
Enhanced U.S. Equity                    0           13.28           149,272       17.65        163,219         17.65
Emerging Markets Equity            43,842           13.69            79,087       13.76         40,699         13.76
Global Equity                      25,141           12.69            24,262       12.75            852         12.75
Bond Index                         27,803           10.59            19,951       10.64            180         10.64
Small/Mid Cap CORE                    174           11.57            18,128       11.62            706         11.62
High Yield Bond                    21,279            9.76            86,249        9.81         83,050          9.81

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                   MVUL 98 CLASS #10           MVEP 98 CLASS #11           MEVL II CLASS #12
                               --------------------------  --------------------------  --------------------------
                               ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
PORTFOLIO                         SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
---------                      ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth                  257,292       23.70        225,326        26.61         4,496          87.48
Sovereign Bond                    132,915       11.90        121,516        12.64             0          28.75
International Equity Index         50,283       15.52         94,430        15.04         1,229          29.08
Small Cap Growth                  178,252       28.33         75,478        25.20             0          25.55
International Balanced             24,342       12.47          5,498        13.01             0          13.19
Mid Cap Growth                    325,412       40.88        155,427        36.87         4,597          37.36
Large Cap Value                    82,162       13.55        148,074        15.85             0          16.07
Money Market                      913,953       11.58        249,610        12.10             0          13.26
Mid Cap Value                      70,658       12.99         63,590        15.38             0          15.59
Small/Mid Cap Growth               15,647       13.75         21,186        13.51             0              0
Real Estate Equity                 15,207        9.84         23,604        12.66             0          23.94
Growth & Income                 1,057,563       19.45        214,058        22.26         2,544          82.96
Managed                            82,529       15.63         51,746        17.09         2,049          47.71
Short-Term Bond                    34,938       11.56         32,271        12.06         5,208          13.60
Small Cap Value                    33,605       11.77        107,429        12.40             0          12.57
International Opportunities        55,230       15.94         65,769        16.65             0          16.88
Equity Index                    2,032,606       20.30        537,822        23.79         9,694          24.12
Global Bond                        42,596       11.80         29,112        12.50             0          12.67
Turner Core Growth                345,860       27.22        235,445        28.32             0          32.04
Brandes International Equity      123,322       17.06        228,923        15.97             0          16.75
Frontier Capital Appreciation     240,310       22.27         91,600        23.01             0          26.83
Enhanced U.S. Equity               51,190       17.65         38,188        17.65             0          17.82
Emerging Markets Equity            24,399       13.76         14,489        13.76             0          13.85
Global Equity                       5,262       12.75          2,275        12.75             0          12.83
Bond Index                        140,959       10.64         68,555        10.64             0          10.71
Small/Mid Cap CORE                 12,671       11.62         14,654        11.62             0          11.70
High Yield Bond                    18,929        9.81         45,739         9.81             0           9.88

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                     VEP CLASS #13
                               --------------------------
                               ACCUMULATION   ACCUMULATION
PORTFOLIO                         SHARES      SHARE VALUES
---------                      ------------  --------------

Large Cap Growth                    502          87.48
Sovereign Bond                        0          28.75
International Equity Index          879          29.08
Small Cap Growth                    588          25.55
International Balanced                0          13.19
Mid Cap Growth                      877          37.36
Large Cap Value                      13          16.07
Money Market                      7,184          13.26
Mid Cap Value                         0          15.59
Small/Mid Cap Growth                  0          21.94
Real Estate Equity                    0          23.94
Growth & Income                     307          82.96
Managed                             372          47.71
Short-Term Bond                       0          13.60
Small Cap Value                       0          12.57
International Opportunities       1,226          16.88
Equity Index                      1,481          24.12
Global Bond                           0          12.67
Turner Core Growth                    0          32.04
Brandes International Equity          0          16.75
Frontier Capital Appreciation         0          26.83
Enhanced U.S. Equity                  0          17.82
Emerging Markets Equity             717          13.85
Global Equity                         0          12.83
Bond Index                            0          10.71
Small/Mid Cap CORE                    0          11.70
High Yield Bond                       0           9.88

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Policyholders of
John Hancock Variable Life Account S
of John Hancock Variable Life Insurance Company

     We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account S (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account S at December 31, 1999, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 11, 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999


                                                   INTERNATIONAL
                         LARGE CAP     SOVEREIGN      EQUITY        SMALL CAP
                           GROWTH        BOND          INDEX         GROWTH
                         SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        ------------  -----------  -------------  -------------
ASSETS
Cash................... $      8,016  $     2,380   $     2,435    $     2,357
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value.................  115,521,551   38,321,474    33,198,674     31,022,828
Investments in shares
 of portfolios of M
 Fund Inc., at value...           --           --            --             --
Receivable from:
 John Hancock Variable
  Series Trust I.......       21,617       12,536           419        208,513
 M Fund Inc. ..........           --           --            --             --
                        ------------  -----------   -----------    -----------
Total assets...........  115,551,184   38,336,390    33,201,528     31,233,698
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company..............       20,467       12,194            75        208,172
 M Fund Inc. ..........           --           --            --             --
Asset charges payable..        9,166        2,723         2,779          2,698
                        ------------  -----------   -----------    -----------
Total liabilities......       29,633       14,917         2,854        210,870
                        ------------  -----------   -----------    -----------
Net assets............. $115,521,551  $38,321,473   $33,198,674    $31,022,828
                        ============  ===========   ===========    ===========

                         INTERNATIONAL    MID CAP     LARGE CAP       MONEY
                           BALANCED       GROWTH        VALUE        MARKET
                          SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                         -------------  -----------  -----------  -------------
ASSETS
Cash...................   $      304    $     4,698  $     1,803   $     3,061
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value.................    4,591,857     63,499,616   27,106,918    61,006,769
Investments in shares
 of portfolios of M
 Fund Inc., at value...           --             --           --            --
Receivable from:
 John Hancock Variable
  Series Trust I.......           52         27,659       12,738     1,396,082
 M Fund Inc. ..........           --             --           --            --
                          ----------    -----------  -----------   -----------
Total assets...........    4,592,213     63,531,973   27,121,459    62,405,912
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company..............            9         26,980       12,479     1,395,329
 M Fund Inc. ..........           --             --           --            --
Asset charges payable..          348          5,377        2,063         3,814
                          ----------    -----------  -----------   -----------
Total liabilities......          357         32,357       14,542     1,399,143
                          ----------    -----------  -----------   -----------
Net assets.............   $4,591,856    $63,499,616  $27,106,917   $61,006,769
                          ==========    ===========  ===========   ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 1999


                          MID CAP     SMALL/MID CAP   REAL ESTATE      GROWTH &
                           VALUE          GROWTH         EQUITY         INCOME
                         SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                        ------------  --------------  ------------   ------------
ASSETS
Cash..................  $      1,422  $          701  $        611   $     17,877
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value................    19,138,533       9,925,831     9,238,646    209,525,898
Investments in shares
 of portfolios of M
 Fund Inc., at value..            --              --            --             --
Receivable from:
 John Hancock Variable
  Series Trust I......        38,609         580,155            88        330,982
 M Fund Inc. .........            --              --            --             --
                        ------------  --------------  ------------   ------------
Total assets..........    19,178,564      10,506,687     9,239,345    209,874,757
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company.............        38,404         580,049            --        328,424
 M Fund Inc. .........            --              --            --             --
Asset charges payable.         1,627             807           699         20,434
                        ------------  --------------  ------------   ------------
Total liabilities.....        40,031         580,856           699        348,858
                        ------------  --------------  ------------   ------------
Net assets............  $ 19,138,533  $    9,925,831  $  9,238,646   $209,525,899
                        ============  ==============  ============   ============

                                      SHORT-TERM    SMALL CAP    INTERNATIONAL
                          MANAGED        BOND         VALUE      OPPORTUNITIES
                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                         ----------   ----------   ----------    -------------
ASSETS
Cash..................  $     13,307  $       731  $     1,430    $     2,454
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value................   125,710,809   11,728,988   18,783,397     31,535,050
Investments in shares
 of portfolios of M
 Fund Inc., at value..            --           --           --             --
Receivable from:
 John Hancock Variable
  Series Trust I......        34,311          215      189,514          1,308
 M Fund Inc. .........            --           --           --             --
                        ------------  -----------  -----------    -----------
Total assets..........   125,758,427   11,729,934   18,974,341     31,538,812
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company.............        32,402          114      189,306            955
 M Fund Inc. .........            --           --           --             --
Asset charges payable.        15,216          832        1,639          2,808
                        ------------  -----------  -----------    -----------
Total liabilities.....        47,618          946      190,945          3,763
                        ------------  -----------  -----------    -----------
Net assets............  $125,710,809  $11,728,988  $18,783,396    $31,535,049
                        ============  ===========  ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 1999


                                                     TURNER         BRANDES
                            EQUITY       GLOBAL       CORE       INTERNATIONAL
                            INDEX         BOND       GROWTH         EQUITY
                          SUBACCOUNT   SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
                          ----------   ----------  -----------  ---------------
ASSETS
Cash..................   $     10,574  $      734  $     1,535    $     1,016
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value................    149,913,130   8,838,516           --             --
Investments in shares
 of portfolios of M
 Fund Inc., at value..             --          --   22,671,006     17,415,296
Receivable from:
 John Hancock Variable
  Series Trust I......        126,680     766,077          222            271
 M Fund Inc. .........             --          --           --             --
                         ------------  ----------  -----------    -----------
Total assets..........    150,050,384   9,605,327   22,672,763     17,416,583
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company.............        125,115     765,972           --            122
 M Fund Inc. .........             --          --           --             --
Asset charges payable.         12,138         839        1,758          1,165
                         ------------  ----------  -----------    -----------
Total liabilities.....        137,253     766,811        1,758          1,287
                         ------------  ----------  -----------    -----------
Net assets............   $149,913,131  $8,838,516  $22,671,005    $17,415,296
                         ============  ==========  ===========    ===========

                              FRONTIER                  EMERGING
                              CAPITAL      ENHANCED     MARKETS       GLOBAL
                            APPRECIATION  U.S. EQUITY    EQUITY       EQUITY
                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                            ------------  -----------  ----------  ------------
ASSETS
Cash.....................   $     1,031   $      437   $      370    $     71
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value.......            --           --    3,723,380     836,878
Investments in shares of
 portfolios of M Fund
 Inc., at value..........    16,985,022    6,738,214           --          --
Receivable from:
 John Hancock Variable
  Series Trust I.........           771           63          254          24
 M Fund Inc. ............            --           --           --          --
                            -----------   ----------   ----------    --------
Total assets.............    16,986,824    6,738,714    3,724,004     836,973
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance Company.           620           --          204          13
 M Fund Inc. ............            --           --           --          --
Asset charges payable....         1,182          500          420          82
                            -----------   ----------   ----------    --------
Total liabilities........         1,802          500          624          95
                            -----------   ----------   ----------    --------
Net assets...............   $16,985,022   $6,738,214   $3,723,380    $836,878
                            ===========   ==========   ==========    ========



See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999



                                                                       HIGH
                                              BOND     SMALL/ MID      YIELD
                                             INDEX      CAP CORE       BOND
                                           SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                                           ----------  ----------   ------------
ASSETS
Cash.....................................  $      374   $     56    $      310
Investments in shares of portfolios of
 John Hancock Variable Series Trust I, at
 value...................................   5,126,051    616,813     4,273,214
Investments in shares of portfolios of M
 Fund Inc., at value.....................          --         --            --
Receivable from:
 John Hancock Variable Series Trust I....          87          7       906,251
 M Fund Inc. ............................          --         --            --
                                           ----------   --------    ----------
Total assets.............................   5,126,512    616,876     5,179,775
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company................................          20         --       906,193
 M Fund Inc. ............................          --         --            --
Asset charges payable....................         441         63           368
                                           ----------   --------    ----------
Total liabilities........................         461         63       906,561
                                           ----------   --------    ----------
Net assets...............................  $5,126,051   $616,813    $4,273,214
                                           ==========   ========    ==========



See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                             STATEMENT OF OPERATIONS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                    LARGE CAP GROWTH SUBACCOUNT            SOVEREIGN BOND SUBACCOUNT
                               ----------------------------------------  ----------------------------------
                                  1999          1998         1997         1999          1998         1997
                               ------------  -----------  -----------  ------------  -----------  ---------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I.............  $17,558,034   $ 6,312,073  $ 2,884,498  $ 2,851,613   $2,190,901    $855,742
 M Fund Inc. ................           --            --           --           --           --          --
                               -----------   -----------  -----------  -----------   ----------    --------
Total investment
 income......................   17,558,034     6,312,073    2,884,498    2,851,613    2,190,901     855,742
Expenses:
 Mortality and expense
  risks......................      324,595       168,652       91,256      126,407       93,556      39,184
                               -----------   -----------  -----------  -----------   ----------    --------
Net investment income........   17,233,439     6,143,421    2,793,242    2,725,206    2,097,345     816,558
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses)...................    5,003,007     1,750,881      619,721   (1,391,910)     185,230      80,538
 Net unrealized
  appreciation
  (depreciation)
  during the period..........   (2,053,672)    8,041,022    2,301,920   (1,837,190)    (378,058)     63,687
                               -----------   -----------  -----------  -----------   ----------    --------
Net realized and unrealized
 gain (loss) on investments..    2,949,335     9,791,903    2,921,641   (3,229,100)    (192,828)    144,225
                               -----------   -----------  -----------  -----------   ----------    --------
Net increase
 (decrease) in net assets
 resulting from operations...  $20,182,774   $15,935,324  $ 5,714,883  $  (503,894)  $1,904,517    $960,783
                               ===========   ===========  ===========  ===========   ==========    ========

                                INTERNATIONAL EQUITY INDEX SUBACCOUNT       SMALL CAP GROWTH SUBACCOUNT
                               --------------------------------------   ----------------------------------
                                  1999         1998          1997          1999         1998         1997
                               -----------  -----------  -------------  -----------  -----------  -----------
Investment income:
Distributions received from:
 John Hancock Variable
 Series Trust I.............  $  936,475   $1,930,710   $   422,913    $ 3,697,955  $       --    $    473
 M Fund Inc. ................          --           --            --             --          --          --
                               ----------   ----------   -----------    -----------  ----------    --------
Total investment income......     936,475    1,930,710       422,913      3,697,955          --         473
Expenses:
 Mortality and expense
  risks......................      81,058       45,651        33,893         60,221      22,593       6,547
                               ----------   ----------   -----------    -----------  ----------    --------
Net investment income
 (loss)......................     855,417    1,885,059       389,020      3,637,734     (22,593)     (6,074)
Net realized and unrealized
 gain (loss) on investments:
 Net realized gains..........     753,750      152,030       244,810      2,548,944      58,729      21,707
 Net unrealized appreciation
  (depreciation) during
  the period.................   4,871,167       78,480    (1,219,540)     3,920,455   1,070,805     126,699
                               ----------   ----------   -----------    -----------  ----------    --------
Net realized and unrealized
 gain (loss) on investments..   5,624,917      230,510      (974,730)     6,469,399   1,129,534     148,406
                               ----------   ----------   -----------    -----------  ----------    --------
Net increase (decrease) in
 net assets resulting from
 operations..................  $6,480,334   $2,115,569   $  (585,710)   $10,107,133  $1,106,941    $142,332
                               ==========   ==========   ===========    ===========  ==========    ========

See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNTS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                        INTERNATIONAL BALANCED SUBACCOUNT        MID CAP GROWTH SUBACCOUNT
                        ----------------------------------   ---------------------------------
                           1999         1998       1997         1999         1998        1997
                        -----------  ----------  ----------  -----------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I......  $  372,766   $  185,760  $  61,249   $ 6,491,783  $1,114,374   $     --
 M Fund Inc. .........          --           --         --            --          --         --
                        ----------   ----------  ---------   -----------  ----------   --------
Total investment
 income...............     372,766      185,760     61,249     6,491,783   1,114,374         --
Expenses:
 Mortality and expense
  risks...............      13,792        9,687      4,443       102,248      26,123      8,287
                        ----------   ----------  ---------   -----------  ----------   --------
Net investment income
 (loss)...............     358,974      176,073     56,806     6,389,535   1,088,251     (8,287)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains...      15,640       24,206      8,667     5,188,018     599,619      1,235
 Net unrealized
  appreciation
  (depreciation)
  during the
  period..............    (173,912)     147,461    (67,714)   15,078,681   1,184,263    486,186
                        ----------   ----------  ---------   -----------  ----------   --------
Net realized and
 unrealized gain
 (loss) on
 investments..........    (158,272)     171,667    (59,047)   20,266,699   1,783,882    487,421
                        ----------   ----------  ---------   -----------  ----------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations...........  $  200,702   $  347,740  $  (2,241)  $26,656,234  $2,872,133   $479,134
                        ==========   ==========  =========   ===========  ==========   ========

                           LARGE CAP VALUE SUBACCOUNT           MONEY MARKET SUBACCOUNT
                        ----------------------------------  --------------------------------
                           1999          1998       1997       1999        1998        1997
                        ------------  ----------  --------  ----------  ----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I......  $ 1,809,072   $  797,874  $194,199  $3,279,928  $1,854,829   $758,434
 M Fund Inc. .........           --           --        --          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Total investment
 income...............    1,809,072      797,874   194,199   3,279,928   1,854,829    758,434
Expenses:
 Mortality and expense
  risks...............       88,877       41,415    11,163     291,398     167,813     66,882
                        -----------   ----------  --------  ----------  ----------   --------
Net investment income     1,720,195      756,459   183,036   2,988,530   1,687,016    691,552
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains...      705,454      330,827   164,821          --          --         --
 Net unrealized
  appreciation
  (depreciation)
  during the
  period..............   (2,181,112)     145,355   279,449          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Net realized and
 unrealized gain
 (loss) on
 investments..........   (1,475,658)     476,182   444,270          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Net increase in net
 assets resulting from
 operations...........  $   244,537   $1,232,641  $627,306  $2,988,530  $1,687,016   $691,552
                        ===========   ==========  ========  ==========  ==========   ========



See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     YEARS AND PERIODS ENDED DECEMBER 31,


                                                       MID CAP VALUE SUBACCOUNT             SMALL/MID CAP GROWTH SUBACCOUNT
                                                  -----------------------------------   ----------------------------------------
                                                     1999         1998         1997        1999           1998           1997
                                                  -----------  ------------  ---------  ------------  -------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..........   $  110,190   $   120,469   $446,081   $ 1,421,656   $     142,469   $   878,600
 M Fund Inc. ..................................           --            --         --            --              --            --
                                                  ----------   -----------   --------   -----------   -------------   -----------
Total investment income........................      110,190       120,469    446,081     1,421,656         142,469       878,600
Expenses:
 Mortality and expense risks...................       68,611        45,020     11,421        32,995          34,432        35,934
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net investment income..........................       41,579        75,449    434,660     1,388,661         108,037       842,666
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)...................     (860,332)     (538,516)   101,787        13,375         232,246       297,666
 Net unrealized appreciation (depreciation)
  during the period............................    1,757,919      (830,390)   (39,717)   (1,001,208)        236,333      (730,748)
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net realized and unrealized gain (loss) on
 investments...................................      897,587    (1,368,906)    62,070      (987,833)        468,579      (433,082)
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net increase (decrease) in net assets resulting
 from operations...............................   $  939,166   $(1,293,457)  $496,730   $   400,828   $     576,616   $   409,584
                                                  ==========   ===========   ========   ===========   =============   ===========

                          REAL ESTATE EQUITY SUBACCOUNT           GROWTH & INCOME SUBACCOUNT
                        ----------------------------------   -------------------------------------
                          1999         1998         1997        1999          1998          1997
                        ----------  ------------  ---------  ------------  -----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I......  $ 544,845   $   305,783   $246,677   $23,565,679   $ 9,266,175   $5,917,063
 M Fund Inc. .........         --            --         --            --            --           --
                        ---------   -----------   --------   -----------   -----------   ----------
Total investment
 income...............    544,845       305,783    246,677    23,565,679     9,266,175    5,917,063
Expenses:
 Mortality and expense
  risks...............     29,468        22,716     13,879       715,377       290,361      169,135
                        ---------   -----------   --------   -----------   -----------   ----------
Net investment income     515,377       283,067    232,798    22,850,302     8,975,814    5,747,928
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses)............   (735,504)     (454,979)   252,095     6,207,253     2,061,212    2,390,414
 Net unrealized
  appreciation
  (depreciation)
  during the period...     80,925      (698,676)   (13,488)   (5,814,839)    7,759,307      435,778
                        ---------   -----------   --------   -----------   -----------   ----------
Net realized and
 unrealized gain
 (loss) on
 investments..........   (654,579)   (1,153,655)   238,607       392,414     9,820,519    2,826,192
                        ---------   -----------   --------   -----------   -----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations...........  $(139,202)  $  (870,588)  $471,405   $23,242,716   $18,796,333   $8,574,120
                        =========   ===========   ========   ===========   ===========   ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                  MANAGED SUBACCOUNT               SHORT-TERM BOND SUBACCOUNT
                        ------------------------------------  ------------------------------------
                            1999         1998        1997        1999          1998         1997
                        ------------  ----------  ----------  -----------  ------------  ---------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I....... $11,251,980   $3,606,186  $1,879,954  $  957,614   $   977,164    $ 415,542
 M Fund Inc. ..........          --           --          --          --            --           --
                        -----------   ----------  ----------  ----------   -----------    ---------
Total investment
 income................  11,251,980    3,606,186   1,879,954     957,614       977,164      415,542
Expenses:
 Mortality and expense
  risks................     495,544      121,905      65,383      50,128        50,947       20,551
                        -----------   ----------  ----------  ----------   -----------    ---------
Net investment income..  10,756,436    3,484,281   1,814,571     907,486       926,217      394,991
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses).............   2,233,258      278,186     171,318    (441,667)       24,740       35,294
 Net unrealized
  appreciation
  (depreciation)
  during the period....  (6,419,069)   1,791,231     715,231     (85,754)     (136,999)     (25,976)
                        -----------   ----------  ----------  ----------   -----------    ---------
Net realized and
 unrealized gain
 (loss) on
 investments...........  (4,185,811)   2,069,417     886,549    (527,421)     (112,259)       9,318
                        -----------   ----------  ----------  ----------   -----------    ---------
Net increase in net
 assets resulting from
 operations............ $ 6,570,625   $5,553,698  $2,701,120  $  380,065   $   813,958    $ 404,309
                        ===========   ==========  ==========  ==========   ===========    =========

                                                              INTERNATIONAL OPPORTUNITIES
                           SMALL CAP VALUE SUBACCOUNT                  SUBACCOUNT
                        --------------------------------   ---------------------------------
                           1999        1998       1997        1999        1998        1997
                        ----------  ----------  --------   ----------  ----------  ---------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I....... $ 409,324   $  47,350   $299,278   $2,096,195  $  103,399   $  69,078
 M Fund Inc. ..........        --          --         --           --          --          --
                        ---------   ---------   --------   ----------  ----------   ---------
Total investment
 income................   409,324      47,350    299,278    2,096,195     103,399      69,078
Expenses:
 Mortality and expense
  risks................    64,613      33,335      8,494       90,191      50,003      13,177
                        ---------   ---------   --------   ----------  ----------   ---------
Net investment income..   344,711      14,015    290,784    2,006,004      53,396      55,901
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses).............  (979,002)     (9,919)    75,149    1,907,809     191,495      80,782
 Net unrealized
  appreciation
  (depreciation)
  during the period....   325,684    (523,693)   (18,626)   3,818,953   1,108,416    (260,664)
                        ---------   ---------   --------   ----------  ----------   ---------
Net realized and
 unrealized gain
 (loss) on
 investments...........  (653,318)   (533,612)    56,523    5,726,762   1,299,911    (179,882)
                        ---------   ---------   --------   ----------  ----------   ---------
Net increase
 (decrease) in net
 assets resulting from
 operations............ $(308,607)  $(519,597)  $347,307   $7,732,766  $1,353,307   $(123,981)
                        =========   =========   ========   ==========  ==========   =========



See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                              EQUITY INDEX SUBACCOUNT             GLOBAL BOND SUBACCOUNT
                        -----------------------------------  --------------------------------
                            1999        1998        1997         1999        1998      1997
                        -----------  ----------  ----------  ------------  --------  --------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I......  $ 5,839,023  $1,337,750  $  409,920  $   460,088   $303,545   $ 74,850
 M Fund Inc. .........           --          --          --           --         --         --
                        -----------  ----------  ----------  -----------   --------   --------
Total investment
 income...............    5,839,023   1,337,750     409,920      460,088    303,545     74,850
Expenses:
 Mortality and expense
  risks...............      335,573     126,021      31,223       35,321     19,894      3,820
                        -----------  ----------  ----------  -----------   --------   --------
Net investment income.    5,503,450   1,211,729     378,697      424,767    283,651     71,030
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses)............    7,681,081     691,270     901,978     (204,675)    81,659      8,335
 Net unrealized
  appreciation
  (depreciation)
  during the
  period..............    4,678,509   6,098,919     392,256     (433,526)    43,608    (11,727)
                        -----------  ----------  ----------  -----------   --------   --------
Net realized and
 unrealized gain
 (loss) on
 investments..........   12,359,590   6,790,189   1,294,234     (638,201)   125,267     (3,392)
                        -----------  ----------  ----------  -----------   --------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations...........  $17,863,040  $8,001,918  $1,672,931  $  (213,434)  $408,918   $ 67,638
                        ===========  ==========  ==========  ===========   ========   ========

                                                             BRANDES INTERNATIONAL
                        TURNER CORE GROWTH SUBACCOUNT          EQUITY SUBACCOUNT
                        ------------------------------  ------------------------------
                           1999       1998      1997       1999       1998      1997
                        ----------  --------  --------  ----------  --------  --------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series
  Trust I.............  $1,349,358  $     --  $     --  $  549,978  $     --   $     --
 M Fund Inc. .........          --    84,940    91,360          --   358,080     32,677
                        ----------  --------  --------  ----------  --------   --------
Total investment
 income...............   1,349,358    84,940    91,360     549,978   358,080     32,677
Expenses:
 Mortality and expense
  risks...............      33,920     7,737     4,071      34,297    14,434      7,502
                        ----------  --------  --------  ----------  --------   --------
Net investment income.   1,315,438    77,203    87,289     515,681   343,646     25,175
Net realized and
 unrealized gain
 (loss) on
 investments: ........
 Net realized gains...   1,038,462   156,278    76,711     507,727    89,337     12,541
 Net unrealized
  appreciation
  (depreciation)
  during the
  period..............   1,626,646   562,620    32,626   3,486,097    91,915    (26,022)
                        ----------  --------  --------  ----------  --------   --------
Net realized and
 unrealized gain
 (loss) on
 investments..........   2,665,108   718,898   109,337   3,993,824   181,252    (13,481)
                        ----------  --------  --------  ----------  --------   --------
Net increase in net
 assets resulting from
 operations...........  $3,980,546  $796,101  $196,626  $4,509,505  $524,898   $ 11,694
                        ==========  ========  ========  ==========  ========   ========



See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                          FRONTIER CAPITAL APPRECIATION
                                    SUBACCOUNT               ENHANCED U.S. EQUITY SUBACCOUNT
                        ---------------------------------   --------------------------------
                           1999        1998        1997        1999        1998       1997*
                        ----------  ----------  ---------   ----------  ----------  --------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I....... $  487,465  $      --   $      --    $532,067    $     --     $    --
 M Fund Inc. ..........         --     34,738     128,190          --      72,302      15,335
                        ----------  ---------   ---------    --------    --------     -------
Total investment
 income................    487,465     34,738     128,190     532,067      72,302      15,335
Expenses:
 Mortality and expense
  risks................     37,471     24,841      10,040      13,930       4,069         478
                        ----------  ---------   ---------    --------    --------     -------
Net investment income..    449,994      9,897     118,150     518,137      68,233      14,857
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses).............    624,068   (445,752)    614,358     264,436      87,723       4,177
 Net unrealized
  appreciation
  (depreciation)
  during the period....  3,431,408    432,064    (368,570)    151,562      89,677       6,844
                        ----------  ---------   ---------    --------    --------     -------
Net realized and
 unrealized gain
 (loss) on
 investments...........  4,055,476    (13,688)    245,788     415,998     177,400      11,021
                        ----------  ---------   ---------    --------    --------     -------
Net increase
 (decrease) in net
 assets resulting from
 operations............ $4,505,470  $  (3,791)  $ 363,938    $934,135    $245,633     $25,878
                        ==========  =========   =========    ========    ========     =======

                              EMERGING
                           MARKETS EQUITY         GLOBAL EQUITY          BOND INDEX
                             SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                        --------------------   ------------------   --------------------
                           1999      1998**      1999     1998**       1999       1998**
                        ----------  --------   --------  --------   ----------  --------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I....... $  137,724  $    522   $  6,063  $    491   $ 140,772    $ 23,842
 M Fund Inc. ..........         --        --         --        --          --          --
                        ----------  --------   --------  --------   ---------    --------
Total investment
 income................    137,724       522      6,063       491     140,772      23,842
Expenses:
 Mortality and expense
  risks................      5,465       387      1,859       339      10,636         937
                        ----------  --------   --------  --------   ---------    --------
 Net investment income.    132,259       135      4,204       152     130,136      22,905
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses).............    663,998   (45,975)    82,873   (21,835)   (104,174)      1,002
 Net unrealized
  appreciation
  (depreciation)
  during the period....    432,248     2,289     47,295     4,812     (78,192)    (10,217)
                        ----------  --------   --------  --------   ---------    --------
Net realized and
 unrealized gain
 (loss) on
 investments...........  1,096,246   (43,686)   130,168   (17,023)   (182,366)     (9,215)
                        ----------  --------   --------  --------   ---------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations............ $1,228,505  $(43,551)  $134,372  $(16,871)  $ (52,230)   $ 13,690
                        ==========  ========   ========  ========   =========    ========




---------
*  From July 1, 1997 (commencement of operations).
** From May 1, 1998 (commencement of operations).

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                        SMALL/MID             HIGH YIELD
                                        CAP CORE                 BOND
                                       SUBACCOUNT             SUBACCOUNT
                                   -------------------   --------------------
                                     1999      1998**       1999      1998**
                                   ---------  --------   ----------  --------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I.......................   $ 54,784   $     --   $ 352,641    $ 88,721
 M Fund Inc. ...................         --         --          --          --
                                   --------   --------   ---------    --------
Total investment income.........     54,784         --     352,641      88,721
Expenses:
 Mortality and expense risks....      2,073        535      12,206       1,962
                                   --------   --------   ---------    --------
Net investment income (loss)....     52,711       (535)    340,435      86,759
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses)....     65,733    (25,196)     42,365      64,824
 Net unrealized appreciation
  (depreciation) during the
  period........................    (10,735)    18,718    (139,659)    149,416
                                   --------   --------   ---------    --------
Net realized and unrealized gain
 (loss) on investments..........     54,998     (6,478)    (97,294)    214,240
                                   --------   --------   ---------    --------
Net increase (decrease) in net
 assets resulting from
 operations.....................   $107,709   $ (7,013)  $ 243,141    $300,999
                                   ========   ========   =========    ========




---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       STATEMENTS OF CHANGES IN NET ASSETS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                 LARGE CAP GROWTH SUBACCOUNT                   SOVEREIGN BOND SUBACCOUNT
                                          ------------------------------------------   -----------------------------------------
                                              1999           1998           1997           1999           1998           1997
                                          -------------  -------------  ------------   -------------  -------------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income.................   $ 17,233,439   $  6,143,421   $  2,793,242   $  2,725,206   $  2,097,345    $   816,558
 Net realized gains (losses)...........      5,003,007      1,750,881        619,721     (1,391,910)       185,230         80,538
 Net unrealized appreciation
  (depreciation) during the period.....     (2,053,672)     8,041,022      2,301,920     (1,837,190)      (378,058)        63,687
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations.............     20,182,774     15,935,324      5,714,883       (503,894)     1,904,517        960,783
From policyholder transactions:
 Net premiums from policyholders.......     75,667,981     29,859,648     20,264,849     74,595,720     38,567,292     21,324,560
 Net benefits to policyholders.........    (45,347,424)   (13,281,028)   (10,390,849)   (68,312,320)   (27,391,317)    (8,009,615)
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets resulting
 from policyholder
 transactions..........................     30,320,557     16,578,620      9,874,000      6,283,400     11,175,975     13,314,945
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets.............     50,503,331     32,513,944     15,588,883      5,779,506     13,080,492     14,275,728
Net assets at beginning of period......     65,018,220     32,504,276     16,915,393     32,541,967     19,461,475      5,185,747
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net assets at end of period............   $115,521,551   $ 65,018,220   $ 32,504,276   $ 38,321,473   $ 32,541,967    $19,461,475
                                          ============   ============   ============   ============   ============    ===========

                                                       INTERNATIONAL EQUITY                            SMALL CAP
                                                         INDEX SUBACCOUNT                          GROWTH SUBACCOUNT
                                             ----------------------------------------   ----------------------------------------
                                                  1999          1998          1997           1999          1998          1997
                                             -------------  ------------  -----------   -------------  ------------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss).............   $    855,417   $ 1,885,059   $   389,020   $  3,637,734   $   (22,593)   $    (6,074)
 Net realized gains.......................        753,750       152,030       244,810      2,548,944        58,729         21,707
 Net unrealized appreciation (depreciation)
  during the period.......................      4,871,167        78,480    (1,219,540)     3,920,455     1,070,805        126,699
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations................      6,480,334     2,115,569      (585,710)    10,107,133     1,106,941        142,332
From policyholder transactions:
 Net premiums from policyholders..........     53,332,374    10,034,119     8,150,400     52,637,861    12,088,047      2,870,481
 Net benefits to policyholders............    (39,209,664)   (8,344,107)   (4,505,840)   (40,800,272)   (6,621,834)    (1,005,386)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions................     14,122,710     1,690,012     3,644,560     11,837,589     5,466,213      1,865,095
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets................     20,603,044     3,805,581     3,058,850     21,944,722     6,573,154      2,007,427
Net assets at beginning of period.........     12,595,630     8,790,049     5,731,199      9,078,106     2,504,952        497,525
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period...............   $ 33,198,674   $12,595,630   $ 8,790,049   $ 31,022,828   $ 9,078,106    $ 2,504,952
                                             ============   ===========   ===========   ============   ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                  INTERNATIONAL BALANCED
                                                        SUBACCOUNT                           MID CAP GROWTH SUBACCOUNT
                                          --------------------------------------   ---------------------------------------------
                                             1999          1998          1997          1999            1998             1997
                                          ------------  ------------  -----------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)..........   $   358,974   $   176,073   $   56,806   $   6,389,535   $   1,088,251    $      (8,287)
 Net realized gains....................        15,640        24,206        8,667       5,188,018         599,619            1,235
 Net unrealized appreciation
  (depreciation) during the period.....      (173,912)      147,461      (67,714)     15,078,681       1,184,263          486,186
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations.............       200,702       347,740       (2,241)     26,656,234       2,872,133          479,134
From policyholder transactions:
 Net premiums from policyholders.......     6,295,052     3,163,316    1,608,069      65,183,285      11,323,614        3,212,754
 Net benefits to policyholders.........    (5,007,225)   (1,882,974)    (282,878)    (41,018,347)     (5,132,055)        (915,459)
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase in net assets resulting
 from policyholder transactions........     1,287,827     1,280,342    1,325,191      24,164,938       6,191,559        2,297,295
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase in net assets.............     1,488,529     1,628,082    1,322,950      50,821,172       9,063,692        2,776,429
Net assets at beginning of period......     3,103,327     1,475,245      152,295      12,678,444       3,614,752          838,323
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net assets at end of period............   $ 4,591,856   $ 3,103,327   $1,475,245   $  63,499,616   $  12,678,444    $   3,614,752
                                          ===========   ===========   ==========   =============   =============    =============

                                               LARGE CAP VALUE SUBACCOUNT                     MONEY MARKET SUBACCOUNT
                                        ----------------------------------------   ---------------------------------------------
                                            1999          1998          1997           1999            1998             1997
                                        -------------  ------------  ------------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income...............   $  1,720,195   $   756,459   $   183,036   $   2,988,530   $   1,687,016    $     691,552
 Net realized gains..................        705,454       330,827       164,821              --              --               --
 Net unrealized appreciation
  (depreciation) during the period...     (2,181,112)      145,355       279,449              --              --               --
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase in net assets resulting
 from operations.....................        244,537     1,232,641       627,306       2,988,530       1,687,016          691,552
From policyholder transactions:
 Net premiums from policyholders.....     37,432,039    15,144,316     5,421,062     890,376,545     340,377,358      103,737,470
 Net benefits to policyholders.......    (27,199,179)   (4,937,583)   (1,620,578)   (918,869,964)   (269,723,839)    (100,296,756)
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions........................     10,232,860    10,206,733     3,800,484     (28,493,419)     70,653,519        3,440,714
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets     10,477,397    11,439,374     4,427,790     (25,504,889)     72,340,535        4,132,266
Net assets at beginning of period....     16,629,520     5,190,146       762,356      86,511,658      14,171,123       10,038,857
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net assets at end of period..........   $ 27,106,917   $16,629,520   $ 5,190,146   $  61,006,769   $  86,511,658    $  14,171,123
                                        ============   ===========   ===========   =============   =============    =============



See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                                     SMALL/MID CAP
                                                       MID CAP VALUE SUBACCOUNT                      GROWTH SUBACCOUNT
                                               ----------------------------------------   -----------------------------------------
                                                   1999          1998          1997           1999          1998           1997
                                               -------------  ------------  ------------  -------------  ------------  ------------
Increase in net assets from operations:
 Net investment income.....................    $     41,579   $    75,449   $   434,660   $  1,388,661   $   108,037    $   842,666
 Net realized gains (losses)...............        (860,332)     (538,516)      101,787         13,375       232,246        297,666
 Net unrealized appreciation (depreciation)
  during the period........................       1,757,919      (830,390)      (39,717)    (1,001,208)      236,333       (730,748)
                                               ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from
 operations................................         939,166    (1,293,457)      496,730        400,828       576,616        409,584
From policyholder transactions:
 Net premiums from policyholders...........      32,024,751    18,837,112     6,323,061     11,809,133     4,563,154      8,511,081
 Net benefits to policyholders.............     (29,579,995)   (7,855,945)   (1,089,206)    (9,775,543)   (6,481,542)    (6,274,668)
                                               ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions..       2,444,756    10,981,167     5,233,855      2,033,590    (1,918,388)     2,236,413
                                               ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets......       3,383,922     9,687,710     5,730,585      2,434,418    (1,341,772)     2,645,997
Net assets at beginning of period..........      15,754,611     6,066,901       336,316      7,491,413     8,833,185      6,187,188
                                               ------------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period................    $ 19,138,533   $15,754,611   $ 6,066,901   $  9,925,831   $ 7,491,413    $ 8,833,185
                                               ============   ===========   ===========   ============   ===========    ===========

                                                   REAL ESTATE EQUITY SUBACCOUNT                 GROWTH & INCOME SUBACCOUNT
                                               ----------------------------------------   -----------------------------------------
                                                  1999          1998          1997           1999            1998            1997
                                               ------------  ------------   -----------   ------------   -----------    -----------
Increase in net assets from operations:
 Net investment income.................       $    515,377   $   283,067   $   232,798   $  22,850,302   $  8,975,814  $  5,747,928
 Net realized gains (losses)...........           (735,504)     (454,979)      252,095       6,207,253      2,061,212     2,390,414
 Net unrealized appreciation
  (depreciation) during the period.....             80,925      (698,676)      (13,488)     (5,814,839)     7,759,307       435,778
                                              ------------   -----------   -----------   -------------   ------------  ------------
Net increase (decrease) in net assets
 resulting from operations.............           (139,202)     (870,588)      471,405      23,242,716     18,796,333     8,574,120
From policyholder transactions:
 Net premiums from policyholders.......         22,699,314     6,964,604     4,833,914     196,639,863     60,975,616    35,535,599
 Net benefits to policyholders.........        (18,093,640)   (5,513,221)   (2,393,463)   (106,763,955)   (31,360,866)  (21,776,809)
                                              ------------   -----------   -----------   -------------   ------------  ------------
Net increase in net assets resulting
 from policyholder transactions........          4,605,674     1,451,383     2,440,451      89,875,908     29,614,750    13,758,790
                                              ------------   -----------   -----------   -------------   ------------  ------------
Net increase in net assets.............          4,466,472       580,795     2,911,856     113,118,624     48,411,083    22,332,910
Net assets at beginning of period......          4,772,174     4,191,379     1,279,523      96,407,275     47,996,192    25,663,282
                                              ------------   -----------   -----------   -------------   ------------  ------------
Net assets at end of period............       $  9,238,646   $ 4,772,174   $ 4,191,379   $ 209,525,899   $ 96,407,275  $ 47,996,192
                                              ============   ===========   ===========   =============   ============  ============



See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                                    SHORT-TERM BOND
                                                       MANAGED SUBACCOUNT                             SUBACCOUNT
                                            -----------------------------------------  ------------------------------------------
                                                1999          1998          1997           1999           1998           1997
                                            -------------  ------------  ------------  -------------  -------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income...................   $ 10,756,436   $ 3,484,281   $ 1,814,571   $    907,486   $    926,217    $   394,991
 Net realized gains (losses).............      2,233,258       278,186       171,318       (441,667)        24,740         35,294
 Net unrealized appreciation
  (depreciation) during the period.......     (6,419,069)    1,791,231       715,231        (85,754)      (136,999)       (25,976)
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase in net assets resulting from
 operations..............................      6,570,625     5,553,698     2,701,120        380,065        813,958        404,309
From policyholder transactions:
 Net premiums from policyholders.........    113,292,872    21,019,273    16,914,475     41,259,110     27,490,588     12,911,228
 Net benefits to policyholders...........    (34,219,380)   (8,281,600)   (9,357,535)   (49,156,693)   (21,534,195)    (4,234,624)
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions............................     79,073,492    12,737,673     7,556,940     (7,897,583)     5,956,393      8,676,604
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets....     85,644,117    18,291,371    10,258,060     (7,517,518)     6,770,351      9,080,913
Net assets at beginning of period........     40,066,692    21,775,321    11,517,261     19,246,506     12,476,155      3,395,242
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net assets at end of period..............   $125,710,809   $40,066,692   $21,775,321   $ 11,728,988   $ 19,246,506    $12,476,155
                                            ============   ===========   ===========   ============   ============    ===========

                                                                                              INTERNATIONAL OPPORTUNITIES
                                                   SMALL CAP VALUE SUBACCOUNT                         SUBACCOUNT
                                             ---------------------------------------   ------------------------------------------
                                                 1999          1998          1997          1999           1998           1997
                                             -------------  ------------  -----------  -------------  -------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income....................   $    344,711   $    14,015   $  290,784   $  2,006,004   $     53,396    $    55,901
 Net realized gains (losses)..............       (979,002)       (9,919)      75,149      1,907,809        191,495         80,782
 Net unrealized appreciation (depreciation)
  during the period.......................        325,684      (523,693)     (18,626)     3,818,953      1,108,416       (260,664)
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations................       (308,607)     (519,597)     347,307      7,732,766      1,353,307       (123,981)
From policyholder transactions:
 Net premiums from policyholders..........     39,172,672    11,420,833    4,182,527     43,216,216     23,844,756      8,906,153
 Net benefits to policyholders............    (30,591,417)   (4,363,378)    (897,951)   (38,372,463)   (12,275,087)    (3,655,731)
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets resulting from
 policyholder transactions................      8,581,255     7,057,455    3,284,576      4,843,753     11,569,669      5,250,422
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets................      8,272,648     6,537,858    3,631,883     12,576,519     12,922,976      5,126,441
Net assets at beginning of period.........     10,510,748     3,972,890      341,007     18,958,530      6,035,554        909,113
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net assets at end of period...............   $ 18,783,396   $10,510,748   $3,972,890   $ 31,535,049   $ 18,958,530    $ 6,035,554
                                             ============   ===========   ==========   ============   ============    ===========


See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                           EQUITY INDEX SUBACCOUNT                      GLOBAL BOND SUBACCOUNT
                                   ------------------------------------------       ----------------------------------------
                                        1999           1998          1997                1999          1998           1997
                                   --------------  -------------  ------------      --------------  ------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income.......      $   5,503,450   $  1,211,729   $   378,697       $     424,767   $   283,651    $   71,030
 Net realized gains
  (losses)...................          7,681,081        691,270       901,978            (204,675)       81,659         8,335
 Net unrealized
  appreciation
  (depreciation)
  during the period..........          4,678,509      6,098,919       392,256            (433,526)       43,608       (11,727)
                                   -------------   ------------   -----------       -------------   -----------    ----------
Net increase
 (decrease) in net
 assets resulting from
 operations..................         17,863,040      8,001,918     1,672,931            (213,434)      408,918        67,638
From policyholder
 transactions:
 Net premiums from
  policyholders..............        225,994,914     60,690,933    23,412,687          11,387,398     9,258,713     1,828,179
 Net benefits to
  policyholders..............       (147,909,470)   (31,166,123)   (9,622,006)        (10,615,019)   (3,008,341)     (534,164)
                                   -------------   ------------   -----------       -------------   -----------    ----------
Net increase in net
 assets resulting from
 policyholder
 transactions................         78,085,444     29,524,810    13,790,681             772,379     6,250,372     1,294,015
                                   -------------   ------------   -----------       -------------   -----------    ----------
Net increase in net
 assets......................         95,948,484     37,526,728    15,463,612             558,945     6,659,290     1,361,653
Net assets at
 beginning of period.........         53,964,647     16,437,919       974,307           8,279,571     1,620,281       258,628
                                   -------------   ------------   -----------       -------------   -----------    ----------
Net assets at end of
 period......................      $ 149,913,131   $ 53,964,647   $16,437,919       $   8,838,516   $ 8,279,571    $1,620,281
                                   =============   ============   ===========       =============   ===========    ==========


                                                                                                  BRANDES INTERNATIONAL
                                                    TURNER CORE GROWTH SUBACCOUNT                   EQUITY SUBACCOUNT
                                                --------------------------------------   ---------------------------------------
                                                   1999          1998          1997         1999           1998          1997
                                                ------------  ------------  -----------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income........................  $ 1,315,438   $    77,203   $   87,289   $   515,681   $    343,646   $    25,175
 Net realized gains...........................    1,038,462       156,278       76,711       507,727         89,337        12,541
 Net unrealized appreciation (depreciation)
  during the period...........................    1,626,646       562,620       32,626     3,486,097         91,915       (26,022)
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets resulting from
 operations...................................    3,980,546       796,101      196,626     4,509,505        524,898        11,694
From policyholder transactions:
 Net premiums from policyholders..............   23,098,524     4,779,974      743,622    12,134,533      5,520,633     2,484,010
 Net benefits to policyholders................   (9,308,254)   (1,690,860)    (580,027)   (5,569,496)   (2,041,375)    (1,088,249)
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets resulting from
 policyholder transactions....................   13,790,270     3,089,114      163,595     6,565,037      3,479,258     1,395,761
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets....................   17,770,816     3,885,215      360,221    11,074,542      4,004,156     1,407,455
Net assets at beginning of period.............    4,900,189     1,014,974      654,753     6,340,754      2,336,598       929,143
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net assets at end of period...................  $22,671,005   $ 4,900,189   $1,014,974   $17,415,296   $  6,340,754   $ 2,336,598
                                                ===========   ===========   ==========   ===========   ============   ===========


See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                        FRONTIER CAPITAL APPRECIATION                       ENHANCED U.S.
                                                 SUBACCOUNT                               EQUITY SUBACCOUNT
                                 -----------------------------------------     -----------------------------------------
                                       1999          1998          1997             1999           1998          1997*
                                 -------------  ------------  ------------     -------------  ------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income.......    $    449,994   $     9,897   $   118,150      $   518,137   $    68,233    $  14,857
 Net realized gains
  (losses)...................         624,068      (445,752)      614,358          264,436        87,723        4,177
 Net unrealized
  appreciation
  (depreciation)
  during the period..........       3,431,408       432,064      (368,570)         151,562        89,677        6,844
                                 ------------   -----------   -----------      -----------   -----------    ---------
Net increase
 (decrease) in net
 assets resulting from
 operations..................       4,505,470        (3,791)      363,938          934,135       245,633       25,878
From policyholder
 transactions:
 Net premiums from
  policyholders..............      25,135,447    13,982,031    10,030,418        6,480,741     3,031,309      475,503
 Net benefits to
  policyholders..............     (22,331,613)   (9,695,520)   (5,969,436)      (3,151,279)   (1,299,530)      (4,176)
                                 ------------   -----------   -----------      -----------   -----------    ---------
Net increase in net
 assets resulting from
 policyholder
 transactions................       2,803,834     4,286,511     4,060,982        3,329,462     1,731,779      471,327
                                 ------------   -----------   -----------      -----------   -----------    ---------
Net increase in net
 assets......................       7,309,304     4,282,720     4,424,920        4,263,597     1,977,412      497,205
Net assets at
 beginning of period.........       9,675,718     5,392,998       968,078        2,474,617       497,205            0
                                 ------------   -----------   -----------      -----------   -----------    ---------
Net assets at end of
 period......................    $ 16,985,022   $ 9,675,718   $ 5,392,998      $ 6,738,214   $ 2,474,617    $ 497,205
                                 ============   ===========   ===========      ===========   ===========    =========

                                                    EMERGING MARKETS              GLOBAL EQUITY                BOND INDEX
                                                   EQUITY SUBACCOUNT               SUBACCOUNT                  SUBACCOUNT
                                               ---------------------------  --------------------------  --------------------------
                                                   1999         1998**         1999         1998**         1999          1998**
                                               -------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income.......................  $    132,259   $       135   $     4,204   $       152   $   130,136    $   22,905
 Net realized gains (losses).................       663,998       (45,975)       82,873       (21,835)     (104,174)        1,002
 Net unrealized appreciation (depreciation)
  during the period..........................       432,248         2,289        47,295         4,812       (78,192)      (10,217)
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations...................     1,228,505       (43,551)      134,372       (16,871)      (52,230)       13,690
From policyholder transactions:
 Net premiums from policyholders.............    18,579,194     2,434,226     3,151,983     2,372,034     6,471,518     1,176,234
 Net benefits to policyholders...............   (16,271,324)   (2,203,670)   (2,613,505)   (2,191,135)   (2,358,694)     (124,467)
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions...................     2,307,870       230,556       538,478       180,899     4,112,824     1,051,767
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets...................     3,536,375       187,005       672,850       164,028     4,060,594     1,065,457
Net assets at beginning of period............       187,005             0       164,028             0     1,065,457             0
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net assets at end of period..................  $  3,723,380   $   187,005   $   836,878   $   164,028   $ 5,126,051    $1,065,457
                                               ============   ===========   ===========   ===========   ===========    ==========

---------
*  From July 1, 1997 (commencement of operations).
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                           SMALL/MID CAP CORE           HIGH YIELD BOND
                               SUBACCOUNT                  SUBACCOUNT
                        ------------------------   -----------------------------
                            1999         1998**         1999           1998**
                        ------------  ----------   -------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss)..............  $    52,711   $     (535)  $     340,435    $    86,759
 Net realized gains
  (losses)............       65,733      (25,196)         42,365         64,824
 Net unrealized
  appreciation
  (depreciation)
  during the period...      (10,735)      18,718        (139,659)       149,416
                        -----------   ----------   -------------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations...........      107,709       (7,013)        243,141        300,999
From policyholder
 transactions:
 Net premiums from
  policyholders.......    5,817,483    1,089,030      19,870,990      6,683,673
 Net benefits to
  policyholders.......   (5,611,532)    (778,864)    (20,368,501)    (2,457,088)
                        -----------   ----------   -------------    -----------
Net increase
 (decrease) in net
 assets resulting from
 policyholder
 transactions.........      205,951      310,166        (497,511)     4,226,585
                        -----------   ----------   -------------    -----------
Net increase
 (decrease) in net
 assets...............      313,660      303,153        (254,370)     4,527,584
Net assets at
 beginning of period..      303,153            0       4,527,584              0
                        -----------   ----------   -------------    -----------
Net assets at end of
 period...............  $   616,813   $  303,153   $   4,273,214    $ 4,527,584
                        ===========   ==========   =============    ===========

---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

1.  ORGANIZATION

     John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Portfolios. Each Portfolio has a different investment objective.

     The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

     The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2.   SIGNIFICANT ACCOUNTING POLICIES

 Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

     Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

     The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT S

Expenses

     JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

     JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

Policy Loans

     Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At December 31, 1999, there were no outstanding policy loans.

3.   TRANSACTION WITH AFFILIATES

     John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

     Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT S

4.   DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1999 were as follows:


             PORTFOLIO          SHARES OWNED      COST          VALUE
                                ------------  ------------  --------------
Large Cap Growth..............    4,226,550   $108,181,136   $115,521,551
Sovereign Bond................    4,200,440     40,512,273     38,321,473
International Equity Index....    1,689,937     29,224,059     33,198,674
Small Cap Growth..............    1,622,919     25,907,535     31,022,828
International Balanced........      428,930      4,680,715      4,591,856
Mid Cap Growth................    2,172,468     46,744,046     63,499,616
Large Cap Value...............    2,009,306     28,839,671     27,106,917
Money Market..................    6,100,677     61,006,768     61,006,769
Mid Cap Value.................    1,497,913     18,236,811     19,138,533
Small/Mid Cap Growth..........      707,222     10,888,164      9,925,831
Real Estate Equity............      805,182      9,643,804      9,238,646
Growth & Income...............   10,470,370    207,387,033    209,525,899
Managed.......................    8,137,552    130,087,567    125,710,809
Short-Term Bond...............    1,206,452     11,963,663     11,728,988
Small Cap Value...............    1,720,546     18,985,985     18,783,396
International Opportunities...    2,078,452     26,831,679     31,535,049
Equity Index..................    7,327,855    138,687,664    149,913,131
Global Bond...................      900,154      9,240,752      8,838,516
Turner Core Growth............      988,705     20,433,059     22,671,005
Brandes International Equity..    1,122,129     13,875,593     17,415,296
Frontier Capital Appreciation.      804,225     13,485,020     16,985,022
Enhanced U.S. Equity..........      321,327      6,490,133      6,738,214
Emerging Markets Equity.......      303,646      3,288,843      3,723,380
Global Equity.................       68,965        784,773        836,878
Bond Index....................      550,115      5,214,459      5,126,051
Small/Mid Cap CORE............       62,841        608,830        616,813
High Yield Bond...............      475,514      4,263,457      4,273,214

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT S

     Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund and of M Fund during 1999 were as follows:


             PORTFOLIO                 PURCHASES        SALES
             ---------                ------------  --------------
Large Cap Growth....................  $ 62,265,535   $ 14,711,539
Sovereign Bond......................    38,288,617     29,280,010
International Equity Index..........    32,519,440     17,541,313
Small Cap Growth....................    27,757,302     12,281,978
International Balanced..............     3,415,587      1,768,784
Mid Cap Growth......................    45,338,211     14,783,738
Large Cap Value.....................    22,257,609     10,304,554
Money Market........................   304,141,849    329,646,739
Mid Cap Value.......................    15,413,952     12,927,617
Small/Mid Cap Growth................     8,759,614      5,337,363
Real Estate Equity..................    13,375,520      8,254,469
Growth & Income.....................   144,949,345     32,223,136
Managed.............................   111,633,323     21,803,394
Short-Term Bond.....................    17,352,671     24,342,768
Small Cap Value.....................    16,062,747      7,136,780
International Opportunities.........    24,767,973     17,918,215
Equity Index........................   124,086,502     40,497,607
Global Bond.........................    10,322,531      9,125,384
Turner Core Growth..................    20,980,047      5,874,338
Brandes International Equity........    10,664,333      3,583,615
Frontier Capital Appreciation.......    13,387,462     10,133,633
Enhanced U.S. Equity................     5,925,334      2,077,734
Emerging Markets Equity.............     9,682,573      7,242,444
Global Equity.......................     2,167,637      1,624,954
Bond Index..........................     5,900,997      1,658,038
Small/Mid Cap CORE..................     3,312,578      3,053,916
High Yield Bond.....................    11,898,171     12,055,248

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT S

5.   NET ASSETS

     Accumulation shares attributable to net assets of policyholders and accumulation share values for each subaccount at December 31, 1999 were as follows:


                                       VEP CLASS #1                VEP CLASS #2                VEP CLASS #3
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth..............    432,627        $34.19        442,008       $34.29       156,934         $34.39
Sovereign Bond................    226,496         13.80        170,995        13.84        28,389          13.88
International Equity Index....    205,346         17.52        163,712        17.58         4,631          17.63
Small Cap Growth..............    151,029         21.68        131,551        21.71        42,832          21.76
International Balanced........     21,487         13.28         25,817        13.30        12,453          13.33
Mid Cap Growth................    202,405         35.56        145,034        35.62        45,513          35.69
Large Cap Value...............    191,629         16.15        140,376        16.18         4,476          16.21
Money Market..................    613,611         13.08      1,102,161        13.12       347,735          13.15
Mid Cap Value.................    106,938         14.05         45,955        14.08         2,990          14.10
Small/Mid Cap Growth..........     83,852         19.77         90,674        19.83        41,701          19.88
Real Estate Equity............     94,768         14.40         68,355        14.44         2,732          14.49
Growth & Income...............    945,411         30.90        579,234        31.00       212,540          31.09
Managed.......................    554,374         20.88        279,936        20.94        23,988          21.00
Short-Term Bond...............     94,078         12.97         84,892        13.00         7,712          13.04
Small Cap Value...............    114,641         12.30         82,461        12.33        55,278          12.35
International Opportunities...    115,902         16.52        159,219        16.55         2,521          16.58
Equity Index..................    442,683         23.06        565,394        23.10       189,577          23.14
Global Bond...................     55,090         12.15         48,036        12.17        16,751          12.19
Turner Core Growth............     31,697         28.29         15,337        28.36            --             --
Brandes International Equity..     18,319         16.91         33,342        16.94            --             --
Frontier Capital Appreciation.     20,409         22.75         13,182        22.80            --             --
Enhanced U.S. Equity..........      3,102         17.47             --        17.50            --             --
Emerging Markets Equity.......     31,332         12.77        114,481        12.78         4,803          12.79
Global Equity.................     11,223         12.22         15,873        12.23           777          12.24
Bond Index....................     99,617         10.34         99,264        10.34        64,039          10.35
Small/Mid Cap CORE............     12,833         10.76          3,271        10.77         4,416          10.78
High Yield Bond...............     51,021         10.09         40,169        10.10            --             --

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                     V COLI  CLASS #4            V COLI  CLASS #5            V COLI CLASS #6
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth..............    646,018        $34.50       282,553        $34.49       252,596         $34.52
Sovereign Bond................     17,426         14.64       538,047         14.66       335,449          14.67
International Equity Index....     63,956         16.24       130,903         16.26       235,165          16.28
Small Cap Growth..............     90,088         22.04        39,929         22.05        38,804          22.07
International Balanced........     68,220         13.50         6,065         13.51        54,964          13.52
Mid Cap Growth................    146,264         36.15       124,116         36.18         5,992          36.19
Large Cap Value...............    151,753         16.42       133,066         16.43       416,273          16.44
Money Market..................    218,714         13.01         5,906         13.02       136,140          13.04
Mid Cap Value.................     69,726         14.29        24,485         14.30       281,375          14.30
Small/Mid Cap Growth..........     27,983         19.77           958         19.79        42,902          19.81
Real Estate Equity............     58,475         14.92         4,323         14.93       203,728          14.95
Growth & Income...............    641,268         30.84       447,326         30.87        16,723          30.91
Managed.......................    162,478         21.64        83,071         21.66       150,514          21.68
Short-Term Bond...............     99,163         13.21       351,710         13.22            --             --
Small Cap Value...............     32,245         12.51        49,419         12.52       281,896          12.53
International Opportunities...    203,225         16.80       157,727         16.80        74,340          16.81
Equity Index..................    324,024         23.44        37,253         23.46       533,298          23.47
Global Bond...................     54,500         12.35         9,809         12.36            --             --
Turner Core Growth............      7,772         28.80        12,496         28.83            --             --
Brandes International Equity..    104,626         17.21        81,372         17.23        42,458          17.25
Frontier Capital Appreciation.     74,553         23.16        62,806         23.18            --             --
Enhanced U.S. Equity..........     13,962         17.68             1         17.68            --             --
Emerging Markets Equity.......         --            --        24,692         12.87            --             --
Global Equity.................         --            --            --         12.32            --             --
Bond Index....................      2,519         10.42        10,132         10.42            --             --
Small/Mid Cap CORE............         --            --            --         10.84            --             --
High Yield Bond...............      1,998         10.18           310         10.18        85,180          10.18

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               MEDALLION EXECUTIVE VLI CLASS #7         MVEP CLASS #8               MVUL CLASS #9
                              ---------------------------------   --------------------------  --------------------------
                                ACCUMULATION      ACCUMULATION    ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
         PORTFOLIO                 SHARES         SHARE VALUES       SHARES     SHARE VALUES     SHARES      SHARE VALUES
         ---------            ----------------  ----------------  ------------  ------------  ------------  --------------
Large Cap Growth............        92,840           $79.68          781,223       $24.82       213,207         $22.10
Sovereign Bond..............        57,389            23.69          765,173        12.44       500,049          11.71
International Equity Index..       113,572            27.55          780,218        15.05       200,089          15.54
Small Cap Growth............       193,672            21.70          298,417        21.90       197,401          24.61
International Balanced......        52,288            13.29           41,158        13.41        36,634          12.85
Mid Cap Growth..............       168,579            35.59          383,762        35.92       103,210          39.83
Large Cap Value.............       269,931            16.17          125,284        16.31       115,052          13.95
Money Market................       280,073            18.10          339,940        11.94       435,648          11.42
Mid Cap Value...............       412,439            14.06          242,213        14.19        70,954          12.00
Small/Mid Cap Growth........         3,416            19.80          257,950        12.63        33,652          12.85
Real Estate Equity..........        39,901            22.14          116,040        12.27        38,147           9.54
Growth & Income.............       828,857            68.13        1,383,220        21.88       552,475          19.13
Managed.....................     2,321,332            39.65          236,592        16.81       102,294          15.37
Short-Term Bond.............        63,598            12.99           63,326        11.93        95,428          11.43
Small Cap Value.............       473,526            12.32          281,097        12.43        87,362          11.80
International Opportunities.       559,454            16.54          227,841        16.68       335,763          15.97
Equity Index................       477,728            23.08        1,251,427        23.29       598,377          19.87
Global Bond.................       146,786            12.16           62,185        12.27       258,673          11.58
Turner Core Growth..........            --               --          229,705        25.66        76,087          24.67
Brandes International
 Equity.....................            --               --          495,542        16.53        58,572          17.67
Frontier Capital
 Appreciation...............            --               --          405,890        19.23       119,967          18.62
Enhanced U.S. Equity........            --               --          145,784        17.59       139,459          17.59
Emerging Markets Equity.....        45,954            12.77           18,062        12.82        40,257          12.82
Global Equity...............         2,967            12.23            4,588        12.28        29,228          12.28
Bond Index..................        18,855            10.34           12,439        10.38           185          10.38
Small/Mid Cap CORE..........            --               --           16,742        10.81           477          10.81
High Yield Bond.............        34,470            10.10           82,547        10.14        72,026          10.14

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                    MVUL 98 CLASS #10           MVEP 98 CLASS #11           MEVL II CLASS #12
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth..............     221,057       $22.10       133,186        $24.82          --             --
Sovereign Bond................     122,492        11.71        96,742         12.44          --             --
International Equity Index....      40,197        15.54        68,833         15.05          --             --
Small Cap Growth..............     158,068        24.61        34,357         21.90          --             --
International Balanced........      22,819        12.85         3,040         13.41          --             --
Mid Cap Growth................     291,628        39.83       111,636         35.92          --             --
Large Cap Value...............      66,485        13.95        73,993         16.31          --             --
Money Market..................     575,670        11.42       718,107         11.94          --             --
Mid Cap Value.................      62,352        11.99        52,021         14.19          --             --
Small/Mid Cap Growth..........      15,710        12.85        20,460         12.63          --             --
Real Estate Equity............      10,691         9.54         7,405         12.27          --             --
Growth & Income...............   1,047,922        19.13       196,321         21.88          --             --
Managed.......................      55,779        15.37        43,618         16.81          --             --
Short-Term Bond...............      26,887        11.43        31,697         11.93          --             --
Small Cap Value...............      22,247        11.80        40,374         12.43          --             --
International Opportunities...      39,238        15.97        35,379         16.68          --             --
Equity Index..................   1,960,860        19.87       440,030         23.29          --             --
Global Bond...................      35,346        11.58        51,458         12.27          --             --
Turner Core Growth............     377,311        24.67       142,883         25.66          --             --
Brandes International Equity..      82,135        17.67       116,504         16.53          --             --
Frontier Capital Appreciation.      90,807        18.62        69,320         20.00          --             --
Enhanced U.S. Equity..........      48,887        17.59        30,852         17.59          --             --
Emerging Markets Equity.......       7,584        12.82         3,832         12.82          --             --
Global Equity.................       1,070        12.28         2,561         12.28          --             --
Bond Index....................     137,733        10.38        46,924         10.38          --             --
Small/Mid Cap CORE............      10,536        10.81         8,881         10.81          --             --
High Yield Bond...............      15,036        10.14        38,875         10.14          --             --

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                      VEP CLASS #13
                                --------------------------
                                ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES      SHARE VALUES
          ---------             ------------  --------------
Large Cap Growth..............       --             --
Sovereign Bond................       --             --
International Equity Index....       --             --
Small Cap Growth..............       --             --
International Balanced........       --             --
Mid Cap Growth................       --             --
Large Cap Value...............       --             --
Money Market..................       --             --
Mid Cap Value.................       --             --
Small/Mid Cap Growth..........       --             --
Real Estate Equity............       --             --
Growth & Income...............       --             --
Managed.......................       --             --
Short-Term Bond...............       --             --
Small Cap Value...............       --             --
International Opportunities...       --             --
Equity Index..................       --             --
Global Bond...................       --             --
Turner Core Growth............       --             --
Brandes International Equity..       --             --
Frontier Capital Appreciation.       --             --
Enhanced U.S. Equity..........       --             --
Emerging Markets Equity.......       --             --
Global Equity.................       --             --
Bond Index....................       --             --
Small/Mid Cap CORE............       --             --
High Yield Bond...............       --             --

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES


     This index should help you locate more information about many of the important concepts in this prospectus.

KEY WORD OR PHRASE                                      PAGE

Account ..............................................   29
account value ........................................    8
Additional Sum Insured ...............................   14
attained age .........................................    9
Basic Sum Insured ....................................   14
beneficiary ..........................................   40
business day .........................................   30
changing Option A or B ...............................   16
changing the Total Sum
 Insured .............................................   16
charges ..............................................    8
Code .................................................   36
cost of insurance rates ..............................    9
date of issue ........................................   31
death benefit ........................................    5
deductions ...........................................    8
expenses of the Trusts ...............................   10
fixed investment option ..............................   30
full surrender .......................................   13
fund .................................................    2
grace period .........................................    7
guaranteed death benefit feature .....................    7
Guaranteed Death Benefit Premium .....................    7
insurance charge .....................................    9
insured person .......................................    5
investment options ...................................    1
JHVLICO ..............................................   29
lapse ................................................    7
loan .................................................   14
loan interest ........................................   14
maximum premiums .....................................    6
Minimum Initial Premium ..............................   30
minimum insurance amount .............................   15
minimum premiums .....................................    6
modified endowment contract ..........................   37
monthly deduction date ...............................   31
mortality and expense risk charge ....................   10
Option A; Option B ...................................   15
optional benefits ....................................   10
owner ................................................    5
partial withdrawal ...................................   13
partial withdrawal charge ............................   10
payment options ......................................   17
Planned Premium ......................................    6
policy anniversary ...................................   31
policy year ..........................................   31
premium; premium payment .............................    5
prospectus ...........................................    3
receive; receipt .....................................   19
reinstate; reinstatement .............................    7
sales charges ........................................    9
SEC ..................................................    2
Separate Account S ...................................   29
Servicing Office .....................................    2
special loan account .................................   14
subaccount ...........................................   29
surrender ............................................   13
surrender value ......................................   13
Target Premium .......................................    9
tax considerations ...................................   36
telephone transfers ..................................   19
Total Sum Insured ....................................   14
transfer of account value ............................   13
Trusts ...............................................    2
variable investment options ..........................    1
we; us ...............................................   29
withdrawal ...........................................   13
withdrawal charges ...................................   10
you; your ............................................    5

                        PROSPECTUS DATED JUNE 30, 2000

--------------------------------------------------------------------------------
                     MEDALLION EXECUTIVE VARIABLE LIFE III
--------------------------------------------------------------------------------

               a flexible premium variable life insurance policy
                                   issued by
                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                                  ("JHVLICO")


     The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

VARIABLE INVESTMENT OPTION          MANAGED BY
--------------------------          ----------
  Managed ......................... Independence Investment Associates, Inc.
  Growth & Income ................. Independence Investment Associates, Inc.
  Fidelity VIP Contrafund(R) ...... Fidelity Management and Research Company
  Equity Index .................... State Street Global Advisors
  Large Cap Value ................. T. Rowe Price Associates, Inc.
  American Leaders Large Cap Value. Federated Investment Management Company
  Large Cap Growth ................ Independence Investment Associates, Inc.
  Large Cap Aggressive Growth ..... Alliance Capital Management L.P.
  Fidelity VIP Growth ............. Fidelity Management and Research Company
  AIM V.I. Value .................. A I M Advisors, Inc.
  Janus Aspen Global Technology ... Janus Capital Corporation
  Mid Cap Value ................... Neuberger Berman, LLC
  Fundamental Mid Cap Growth ...... OppenheimerFunds, Inc.
  Mid Cap Growth .................. Janus Capital Corporation
  Real Estate Equity .............. Independence Investment Associates, Inc. and
                                      Morgan Stanley Dean Witter Investment
                                      Management, Inc.
  Small/Mid Cap CORE .............. Goldman Sachs Asset Management
  Small/Mid Cap Growth ............ Wellington Management Company, LLP
  Small Cap Value ................. INVESCO Management & Research, Inc.
  Small Cap Growth ................ John Hancock Advisers, Inc.
  MFS New Discovery ............... MFS Investment Management(R)
  Global Balanced ................. Brinson Partners, Inc.
  Janus Aspen Worldwide Growth .... Janus Capital Corporation
  Templeton International
    Securities .................... Templeton Investment Counsel, Inc.
  International Equity Index ...... Independence International Associates, Inc.
  International Opportunities ..... Rowe Price-Fleming International, Inc.
                                    Morgan Stanley Dean Witter Investment
  Emerging Markets Equity ......... Management, Inc.
  Short-Term Bond ................. Independence Investment Associates, Inc.
  Bond Index ...................... Mellon Bond Associates, LLP
  Active Bond ..................... John Hancock Advisers, Inc.
  Core Bond ....................... Federated Investment Management Company
  Global Bond ..................... J.P. Morgan Investment Management, Inc.
  High Yield Bond ................. Wellington Management Company, LLP
  Money Market .................... John Hancock Life Insurance Company
--------------------------------------------------------------------------------

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Inc., the Templeton Variable Products Series Fund, Fidelity's Variable Insurance Products Fund and Variable Insurance Products Fund II, the Janus Aspen Series (Service Shares Class), and the MFS Variable Insurance Trust (together, "the Trusts"). In this prospectus, the investment options of the Trusts are
referred to as "funds".   In the prospectuses for the Trusts, the investment
options may be referred to as "funds", "portfolios" or "series".

  Each Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Trusts. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for each Trust. The Trust prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                             * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *


                          JHVLICO LIFE SERVICING OFFICE
                          -----------------------------

                 Express Delivery                    U.S. Mail
                 ----------------                    ---------
              529 Main Street (X-4)                 P.O. Box 111
             Charlestown, MA 02129                Boston, MA 02117

                            Phone: 1-800-732-5543

                              Fax: 1-617-886-3048

                           GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 21.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 28.

     . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account S. These start on page 42.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 124.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Trusts begin.

                                    **********

                               BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy.

Question                                                       Beginning on page
--------                                                       -----------------

 . What is the policy?  ..............................................   5
 . Who owns the policy?  .............................................   5
 . How can I invest money in the policy?  ............................   5
 . Is there a minimum amount I must invest?  .........................   6
 . How will the value of my investment in the policy change
  over time?  .......................................................   8
 . What charges will JHVLICO deduct from my investment in
  the policy?  ......................................................   8
 . What charges will the Trusts deduct from my investment in
  the policy?  ......................................................   10
 . What other charges could JHVLICO impose in the future? ............   12
 . How can I change my policy's investment allocations? ..............   12
 . How can I access my investment in the policy?  ....................   13
 . How much will JHVLICO pay when the insured person dies? ...........   14
 . What optional rider benefits can I choose?  .......................   16
 . How can I change my policy's insurance coverage? ..................   16
 . Can I cancel my policy after it's issued?  ........................   17
 . Can I choose the form in which JHVLICO pays out policy
  proceeds?  ........................................................   17
 . To what extent can JHVLICO vary the terms and conditions
  of its policies in particular cases?  .............................   18
 . How will my policy be treated for income tax purposes? ............   18
 . How do I communicate with JHVLICO?  ...............................   19

 WHAT IS THE POLICY?

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

HOW CAN I INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Minimum premium payment

  Each premium payment must be at least $50.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements begins on page 35. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed death benefit feature from terminating.

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company, or

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

IS THERE A MINIMUM AMOUNT I MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed death benefit feature" below).

Lapse and reinstatement

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed death benefit feature is not in effect, the entire policy can lapse. In either case, if the
           ---
policy's surrender value is not sufficient to pay the charges on a quarterly processing date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed death benefit is not in effect and the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan. (The "quarterly processing dates" are every third monthly deduction date. The term "monthly deduction date" is defined on page 31 under "Procedures for issuance of a policy".)

Guaranteed death benefit feature

   This feature guarantees that your Basic Sum Insured will not lapse during the first 5 policy years, regardless of adverse investment performance, if on each quarterly processing date during that 5 year period the amount of cumulative premiums you have paid (less all withdrawals from the policy and all outstanding loans) equals or exceeds the sum of all Guaranteed Death Benefit Premiums due to date. The annual Guaranteed Death Benefit Premium (or "GDB Premium) is defined in the policy and one-twelfth of that amount is "due" on each monthly deduction date. If the Guaranteed Death Benefit test is not satisfied on any quarterly processing date, the guaranteed death benefit feature will not be "in effect" on that quarterly processing date.

  No GDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "How much will JHVLICO pay when the insured person dies?" on page 14).

  The guaranteed death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "How much will
     ---
JHVLICO pay when the insured person dies?" on page 14).

  If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

HOW WILL THE VALUE OF MY INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" beginning on page 31.)

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Trust and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be
                                                                         ---
subject to the asset-based risk charge described on page 9. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

 If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 13.

WHAT CHARGES WILL JHVLICO DEDUCT FROM MY INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
   ------------------
   expect to pay, on average. This charge is currently 1.60% of each premium. We guarantee that this charge will never exceed 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
   --------------
   burden that we currently expect will result from receipt of premiums. This charge is currently 1.0% of each premium. We guarantee that this charge will never exceed 1.25% of each premium.

 . Premium sales charge - A charge to help defray our sales costs. The
  --------------------
  current charge is a percentage of a certain portion of the premium you pay. The percentage is 7% in policy years 1 through 10. We currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed. Because policies of this type were first offered for sale in 1999, no termination of this charge has yet occurred. In no event will this charge exceed 3% after the 10th policy year. The portion of each year's premium that is currently subject to the charge is called the "Target Premium". It's determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy. We currently impose no sales charge on premiums in excess of the Target Premium. However, we reserve the right to impose a charge of up to 3% of such excess premiums paid in any policy year.

 . Optional enhanced cash value rider charge - A charge to cover the cost of
  -----------------------------------------
  this rider, if elected, equal to 1% of premium paid in the first policy year that does not exceed the Target Premium.

Deductions from account value

 . Maintenance charge - A monthly charge to help defray our administrative
  ------------------
  costs. This is a flat dollar charge of up to $15 (currently $10). We currently intend to stop making this charge after the 10th policy year, but this is not guaranteed.

 . Insurance charge - A monthly charge for the cost of insurance. To
  ----------------
  determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) Higher current insurance rates are generally applicable to policies issued on a "guaranteed issue" basis, where only very limited underwriting information is obtained. This is often the case with policies issued to trustees, employers and similar entities.

 . Extra mortality charge - A monthly charge specified in your policy for
  ----------------------
  additional mortality risk if the insured person is subject to certain types of special insurance risk.

 . Asset-based risk charge - A monthly charge for mortality and expense
  -----------------------
  risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The current percentages are .0501% for policy years 1 - 10, .0292% for policy years 11
  - 20, and .0125% thereafter. These percentages equate to effective annual rates of .60%, .35% and .15%, respectively. The reductions after 10 and 20 years have not occurred yet under any policy, since no policy has yet been outstanding for 10 years. We guarantee that this charge will never exceed .0753% of that portion of your account value allocated to variable investment options. This percentage equates to an effective annual rate of .90%. This charge does not apply to the fixed investment option.

 . Optional benefits charge - Monthly charges for any optional insurance
  ------------------------
  benefits added to the policy by means of a rider (other than the enhanced cash value rider). We currently do not offer any rider for which such a charge is made, but we may offer such riders in the future.

 . Partial withdrawal charge - A charge for each partial withdrawal of
  -------------------------
  account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

WHAT CHARGES WILL THE TRUSTS DEDUCT FROM MY INVESTMENT IN THE POLICY?

  The Trusts must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 1999, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.


                                          Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                          Management      Service        Expenses With   Operating     Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses      Reimbursement
---------                                 ----------  ----------------  ---------------  ----------  ------------------
JOHN HANCOCK VARIABLE SERIES TRUST I
 (NOTE 1):
Managed ...............................          0.32%           N/A          0.03%          0.35%          0.03%
Growth & Income .......................          0.25%           N/A          0.03%          0.28%          0.03%
Equity Index ..........................          0.14%           N/A          0.00%          0.14%          0.08%
Large Cap Value .......................          0.74%           N/A          0.10%          0.84%          0.11%
American Leaders Large Cap Value
Large Cap Growth ......................          0.36%           N/A          0.03%          0.39%          0.03%
Large Cap Aggressive Growth ...........          0.98%           N/A          0.10%          1.08%          0.19%
Mid Cap Value .........................          0.80%           N/A          0.10%          0.90%          0.12%
Mid Cap Growth ........................          0.82%           N/A          0.10%          0.92%          0.11%
Fundamental Mid Cap Growth ............          0.85%           N/A          0.10%          0.95%          0.24%
Real Estate Equity ....................          0.60%           N/A          0.10%          0.70%          0.10%
Small/Mid Cap CORE ....................          0.80%           N/A          0.10%          0.90%          0.66%
Small/Mid Cap Growth ..................          0.75%           N/A          0.10%          0.85%          0.10%
Small Cap Value .......................          0.80%           N/A          0.10%          0.90%          0.16%
Small Cap Growth ......................          0.75%           N/A          0.10%          0.85%          0.14%
Global Balanced * .....................          0.85%           N/A          0.10%          0.95%          0.46%
International Equity Index ............          0.16%           N/A          0.10%          0.26%          0.22%
International Opportunities ...........          0.87%           N/A          0.10%          0.97%          0.29%
Emerging Markets Equity ...............          1.27%           N/A          0.10%          1.37%          2.17%
Short-Term Bond .......................          0.30%           N/A          0.10%          0.40%          0.13%
Bond Index ............................          0.15%           N/A          0.10%          0.25%          0.20%
Active Bond * .........................          0.25%           N/A          0.03%          0.28%          0.03%

                                          Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                          Management      Service        Expenses With   Operating     Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses      Reimbursement
---------                                 ----------  ----------------  ---------------  ----------  ------------------
Core Bond .............................          0.70%           N/A          0.10%          0.80%           N/A
Global Bond ...........................          0.69%           N/A          0.10%          0.79%          0.15%
High Yield Bond .......................          0.65%           N/A          0.10%          0.75%          0.39%
Money Market ..........................          0.25%           N/A          0.06%          0.31%          0.06%

AIM VARIABLE INSURANCE FUNDS, INC.:
AIM V.I. Value ........................          0.61%           N/A          0.15%          0.76%          0.15%

VARIABLE INSURANCE PRODUCTS FUND -
 SERVICE CLASS  (NOTE 2):
Fidelity VIP Growth ...................          0.58%          0.10%         0.07%          0.75%          0.09%

VARIABLE INSURANCE PRODUCTS FUND II -
 SERVICE CLASS  (NOTE 2):
Fidelity VIP Contrafund(R)  ...........          0.58%          0.10%         0.07%          0.75%          0.10%

FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST - CLASS 2 SHARES  (NOTE
 3):
Templeton International Securities ....          0.69%          0.25%         0.19%          1.13%          0.19%

JANUS ASPEN SERIES - SERVICE SHARES
 CLASS  (NOTE 4):
Janus Aspen Global Technology .........          0.65%          0.25%         0.13%          1.03%          0.13%
Janus Aspen Worldwide Growth ..........          0.65%          0.25%         0.05%          0.95%          0.05%

MFS VARIABLE INSURANCE TRUST
    (NOTE 5):
MFS New Discovery .....................          0.90%           N/A          0.17%          1.07%          1.59%

NOTES TO FUND EXPENSE TABLE

    (1) John Hancock Variable Series Trust I funds' percentages reflect management fees and other fund expenses based on the allocation methodology and expense reimbursement policy adopted April 23, 1999. Under the policy, John Hancock Life Insurance Company voluntarily reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index). The percentages for the American Leaders Large Cap Value Fund and the Core Bond Fund are estimates because the funds were not in operation prior to the date of this prospectus.

    * Global Balanced was formerly "International Balanced" and Active Bond was formerly "Sovereign Bond".

    (2) A portion of the brokerage commissions that certain of the Fidelity VIP funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, the operating expenses of the funds would have been higher, as shown in the last column of this table.

    (3) On February 8, 2000, shareholders of each fund approved a merger and reorganization that combined the Templeton International Equity Fund with the Templeton International Securities Fund, effective May 1, 2000. Shareholders of the Templeton International Securities Fund had approved new management fees, which apply to the combined funds effective May 1, 2000. The table shows restated total expenses for the fund based on the new fees and the assets, as of December 31, 1999, of the Templeton International Securities Fund. However, if the table reflected both the new fees and the com-bined assets of the Templeton International Equity Fund and the Templeton International Securities Fund, the estimated expenses for the two funds combined after May 1, 2000 would be: Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20%, and Total Fund Operating Expenses 1.10%.

    (4) The percentages for the new Service Shares Class of the Janus Aspen Global Technology Fund and the Janus Aspen Worldwide Growth Fund are estimates because the Service Shares Class was not in operation in 1999. All such estimates have been made without regard to the effect of any expense offset arrangements.

    (5) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed to bear expense for the New Discovery Fund, subject to reimbursement by the fund, such that such fund's "other fund expenses" shall not exceed 0.15% of the average daily net assets of the fund during the current fiscal year.


WHAT OTHER CHARGES COULD JHVLICO IMPOSE IN THE FUTURE?

    Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, additional income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

    Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

HOW CAN I CHANGE MY POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

    At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

    You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

    Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, transfers out of the fixed investment option are currently subject to the following restrictions:

 .   You can only make such a transfer once in each policy year.

 .   The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

 We reserve the right to impose limits on:

 .   the minimum amount of each transfer out of the fixed investment option;

 .   the maximum amount of any transfer into the fixed investment option after the second policy year; and

 .   the number and frequency of transfers out of the variable investment options.

HOW CAN I ACCESS MY INVESTMENT IN THE POLICY?

Full surrender

    You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

    You may make a partial withdrawal of your surrender value at any time. Generally, each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 9). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $100,000 or the policy's Basic Sum Insured to fall below $20,000. Because it reduces the account value, any partial withdrawal will reduce your death benefit under either Option A or Option B (see "How much will JHVLICO pay when the insured person dies?" on page 14). Under Option A, such a partial withdrawal may also reduce the Total Sum Insured. This will happen only if the minimum insurance amount under Option A is equal to or less than the Total Sum Insured. Any such reduction in the Total Sum Insured will be implemented by first reducing any Additional Sum Insured then in effect. The Basic Sum Insured will be reduced only after the Additional Sum Insured has been reduced to zero. If such a reduction in Total Sum Insured would cause the policy to fail the Internal Revenue Code's definition of life insurance, we will not permit the partial withdrawal.

Policy loans

    You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is determined as follows:

    .   We first determine the surrender value of your policy.

     . We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

     . We then multiply the resulting amount by .75% in policy years 1 through 10, .50% in policy years 11 through 20, and .25% thereafter.

     . We then subtract the third item above from the second item above.

  The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 4.75% in the first 10 policy years, 4.50% in policy years 11 through 20, and 4.25% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

 You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

HOW MUCH WILL JHVLICO PAY WHEN THE INSURED PERSON DIES?

    In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it generally cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 31.

    When the insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

    . Option A - The death benefit will equal the greater of (1) the Total Sum Insured or (2) the minimum insurance amount (as described below).

    . Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy's account value on the date of death, or (2) the minimum insurance amount.

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law - - the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the Option A death benefit, you must also elect which test you wish to have applied. If you elect the Option B death benefit, the guideline premium and cash value corridor test will automatically be applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the guideline premium and cash value corridor test. The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

  As noted above, you have to elect which test will be applied if you elect the Option A death benefit. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 35). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the insured person reaches 100

  On the policy anniversary nearest the insured person's 100th birthday, the death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) will cease to apply. Also, we will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

WHAT OPTIONAL RIDER BENEFITS CAN I CHOOSE?

Optional enhanced cash value rider

  If you surrender the policy at any time during the first 5 policy years and this rider is then in effect, we will pay an Enhanced Cash Value Benefit. The Benefit is paid in addition to the policy surrender value. The Benefit is equal to a percentage of first year premiums paid up to the Target Premium. The percentage will be specified in the policy. Also, if you die during the first 5 policy years and the rider is in effect, we will increase the policy's account value by the amount of the Benefit in determining the death benefit payable. Since the rider increases the amount of insurance for which we are at risk, it increases the amount of the insurance charge described on page 9. The maximum amount you may borrow from the policy or withdraw from the policy through partial withdrawals is not effected by this rider. This rider can only be elected at the time of application for the policy.

Other riders

  We currently offer no other optional riders, but we may do so in the future.

HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

Increase in coverage

  You may request an increase in the Additional Sum Insured at any time. Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of other policy transactions" on page 33.

Decrease in coverage

  After the first policy year, you may request a reduction in the Total Sum Insured at any time, but only if:

     . the remaining Basic Sum Insured will be at least $20,000,

     . the remaining Total Sum Insured will be at least $100,000, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  As to when an approved decrease would take effect, see "Effective date of other policy transactions" on page 33.

Change of death benefit option

  As of any policy anniversary, you may change your coverage from death benefit Option A to Option B or vice-versa, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. If you change from Option A to Option B, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure.

Tax consequences

  Please read "Tax considerations" starting on page 35 to learn about possible tax consequences of changing your insurance coverage under the policy.

CAN I CANCEL MY POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within 10 days (or longer in some states) after you receive it. This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

     .  JHVLICO at one of the addresses shown on page 2, or

     .  the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Trust prior to that date. The date of cancellation will be the date of such mailing or delivery.

CAN I CHOOSE THE FORM IN WHICH JHVLICO PAYS OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF ITS POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 34. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 35.

HOW DO I COMMUNICATE WITH JHVLICO?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

  Certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans, surrenders or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . increase or decrease in Total Sum Insured

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

 You should mail or express these requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 2. You should also send notice of the insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day.

Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

       ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant gross annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below) the corresponding net annual rates of return would be -.77%, 5.18% and 11.14%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for an insured person who is a 45 year old male select underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated, including the intended waiver of the premium sales charge after the tenth policy year. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making.

  With respect to fees and expenses deducted from Trust assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .66%, and (2) an assumed average asset charge for all other Trust operating expenses equivalent to an effective annual rate of .11%. These rates are the arithmetic average for all funds of the Trust. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 10. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Total Sum Insured and annual Planned Premium amount requested.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE
      $100,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
      PLANNED PREMIUM: $5,649 FOR SEVEN POLICY YEARS, GUIDELINE PREMIUM LIMIT
        THEREAFTER*
      USING CURRENT CHARGES


                                    Death Benefit               Surrender Value
                             ----------------------------  --------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums      gross annual return of       gross annual return of
Policy     accumulated at    ----------------------------  --------------------------
 Year    5% annual interest     0%        6%       12%       0%       6%        12%
------   ------------------  --------  --------  --------  -------  -------  ----------
   1          $  5,931       $100,000  $100,000  $100,000  $ 4,918  $ 5,216   $  5,515
   2            12,159        100,000   100,000   100,000    9,664   10,562     11,497
   3            18,699        100,000   100,000   100,000   14,321   16,127     18,083
   4            25,565        100,000   100,000   100,000   18,903   21,937     25,352
   5            32,775        100,000   100,000   100,000   19,962   24,346     29,514
   6            40,345        100,000   100,000   100,000   19,397   25,163     32,319
   7            48,294        100,000   100,000   100,000   18,815   25,996     35,404
   8            50,709        100,000   100,000   100,000   18,212   26,844     38,799
   9            53,244        100,000   100,000   100,000   17,611   27,728     42,556
  10            55,906        100,000   100,000   100,000   17,010   28,650     46,714
  11            58,702        100,000   100,000   100,000   16,546   29,788     51,557
  12            61,637        100,000   100,000   100,000   16,048   30,954     56,918
  13            64,718        100,000   100,000   100,000   15,508   32,140     62,853
  14            67,954        100,000   100,000   100,000   14,926   33,352     69,436
  15            71,352        100,000   100,000   100,000   14,304   34,593     76,745
  16            74,920        100,000   100,000   108,604   13,644   35,869     84,847
  17            78,666        100,000   100,000   118,180   12,919   37,163     93,794
  18            82,599        100,000   100,000   128,557   12,124   38,474    103,675
  19            86,729        100,000   100,000   139,798   11,249   39,799    114,589
  20            91,065        100,000   100,000   151,973   10,284   41,136    126,644
  25            95,619        100,000   100,000   242,388    4,132   48,672    210,772
  30           100,400             **   100,000   368,638       **   57,039    351,084
  35           105,420             **   100,000   615,658       **   66,258    586,341

---------
  * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years and that premuims equal to the Guideline Premium Limit are paid at the start of each Policy Year thereafter. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death benefit after the tenth Policy Year, or optional rider benefits are elected.
 ** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE
      $100,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
      PLANNED PREMIUM: $5,649 FOR SEVEN POLICY YEARS, GUIDELINE PREMIUM LIMIT
        THEREAFTER*
      USING MAXIMUM CHARGES


                                    Death Benefits              Surrender Value
                             ----------------------------  --------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums      gross annual return of       gross annual return of
Policy     accumulated at    ----------------------------  --------------------------
 Year    5% annual interest     0%        6%       12%       0%       6%        12%
------   ------------------  --------  --------  --------  -------  -------  ----------
   1          $  5,931       $100,000  $100,000  $100,000  $ 4,358  $ 4,637   $  4,917
   2            12,159        100,000   100,000   100,000    8,630    9,458     10,322
   3            18,699        100,000   100,000   100,000   12,817   14,473     16,268
   4            25,565        100,000   100,000   100,000   16,922   19,693     22,818
   5            32,775        100,000   100,000   100,000   17,520   21,500     26,203
   6            40,345        100,000   100,000   100,000   16,499   21,688     28,154
   7            48,294        100,000   100,000   100,000   15,437   21,837     30,273
   8            50,709        100,000   100,000   100,000   14,330   21,940     32,576
   9            53,244        100,000   100,000   100,000   13,168   21,989     35,079
  10            55,906        100,000   100,000   100,000   11,940   21,971     37,803
  11            58,702        100,000   100,000   100,000   10,640   21,878     40,773
  12            61,637        100,000   100,000   100,000    9,259   21,701     44,018
  13            64,718        100,000   100,000   100,000    7,791   21,430     47,574
  14            67,954        100,000   100,000   100,000    6,225   21,053     51,479
  15            71,352        100,000   100,000   100,000    4,551   20,558     55,782
  16            74,920        100,000   100,000   100,000    2,753   19,926     60,532
  17            78,666        100,000   100,000   100,000      811   19,132     65,791
  18            82,599             **   100,000   100,000       **   18,150     71,630
  19            86,729             **   100,000   100,000       **   16,944     78,136
  20            91,065             **   100,000   102,472       **   15,476     85,393
  25            95,619             **   100,000   153,504       **    2,558    133,482
  30           100,400             **        **   220,088       **       **    209,608
  35           105,420             **        **   348,421       **       **    331,830

---------
  * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years and that premuims equal to the Guideline Premium Limit are paid at the start of each Policy Year thereafter. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death benefit after the tenth Policy Year, or optional rider benefits are elected.
 ** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE
      $100,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
      PLANNED PREMIUM: $5,649 FOR SEVEN POLICY YEARS, GUIDELINE PREMIUM LIMIT
        THEREAFTER*
      USING CURRENT CHARGES


                                    Death Benefit               Surrender Value
                             ----------------------------  --------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums      gross annual return of       gross annual return of
Policy     accumulated at    ----------------------------  --------------------------
 Year    5% annual interest     0%        6%       12%       0%       6%        12%
------   ------------------  --------  --------  --------  -------  -------  ----------
   1          $  5,931       $104,918  $105,216  $105,515  $ 4,918  $ 5,216   $  5,515
   2            12,159        109,652   110,549   111,483    9,652   10,549     11,483
   3            18,699        114,287   116,089   118,040   14,287   16,089     18,040
   4            25,565        118,837   121,858   125,260   18,837   21,858     25,260
   5            32,775        123,311   127,876   133,222   23,311   27,876     33,222
   6            40,345        127,694   134,138   141,987   27,694   34,138     41,987
   7            48,294        131,988   140,653   151,638   31,988   40,653     51,638
   8            50,709        131,155   142,093   156,623   31,155   42,093     56,623
   9            53,244        130,325   143,590   162,124   30,325   43,590     62,124
  10            55,906        129,500   145,149   168,193   29,500   45,149     68,193
  11            58,702        128,841   146,981   175,174   28,841   46,981     75,174
  12            61,637        128,145   148,857   182,859   28,145   48,857     82,859
  13            64,718        127,402   150,765   191,311   27,402   50,765     91,311
  14            67,954        126,614   152,711   200,616   26,614   52,711    100,616
  15            71,352        125,783   154,696   210,865   25,783   54,696    110,865
  16            74,920        124,913   156,728   222,166   24,913   56,728    122,166
  17            78,666        123,975   158,776   234,598   23,975   58,776    134,598
  18            82,599        122,963   160,836   248,277   22,963   60,836    148,277
  19            86,729        121,869   162,900   263,329   21,869   62,900    163,329
  20            91,065        120,684   164,956   279,888   20,684   64,956    179,888
  25            95,619        113,625   175,935   394,643   13,625   75,935    294,643
  30           100,400        103,484   186,072   583,332    3,484   86,072    483,332
  35           105,420             **   192,646   893,595       **   92,646    793,595

---------
  * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years and that premuims equal to the Guideline Premium Limit are paid at the start of each Policy Year thereafter. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death benefit after the tenth Policy Year, or optional rider benefits are elected.
 ** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE
      $100,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
      PLANNED PREMIUM: $5,649 FOR SEVEN POLICY YEARS, GUIDELINE PREMIUM LIMIT
        THEREAFTER*
      USING MAXIMUM CHARGES


                                    Death Benefit               Surrender Value
                             ----------------------------  --------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums      gross annual return of       gross annual return of
Policy     accumulated at    ----------------------------  --------------------------
 Year    5% annual interest     0%        6%       12%       0%       6%        12%
------   ------------------  --------  --------  --------  -------  -------  ----------
   1          $  5,931       $104,337  $104,615  $104,893  $ 4,337  $ 4,615   $  4,893
   2            12,159        108,565   109,387   110,243    8,565    9,387     10,243
   3            18,699        112,683   114,320   116,093   12,683   14,320     16,093
   4            25,565        116,691   119,419   122,493   16,691   19,419     22,493
   5            32,775        120,586   124,685   129,491   20,586   24,685     29,491
   6            40,345        124,366   130,123   137,146   24,366   30,123     37,146
   7            48,294        128,024   135,731   145,515   28,024   35,731     45,515
   8            50,709        126,590   136,244   149,100   26,590   36,244     49,100
   9            53,244        125,105   136,702   152,969   25,105   36,702     52,969
  10            55,906        123,560   137,092   157,141   23,560   37,092     57,141
  11            58,702        121,950   137,405   161,639   21,950   37,405     61,639
  12            61,637        120,267   137,629   166,488   20,267   37,629     66,488
  13            64,718        118,510   137,756   171,719   18,510   37,756     71,719
  14            67,954        116,672   137,775   177,363   16,672   37,775     77,363
  15            71,352        114,746   137,673   183,454   14,746   37,673     83,454
  16            74,920        112,721   137,431   190,023   12,721   37,431     90,023
  17            78,666        110,583   137,027   197,102   10,583   37,027     97,102
  18            82,599        108,315   136,436   204,723    8,315   36,436    104,723
  19            86,729        105,896   135,624   212,916    5,896   35,624    112,916
  20            91,065        103,308   134,562   221,716    3,308   34,562    121,716
  25            95,619             **   124,406   276,461       **   24,406    176,461
  30           100,400             **   101,835   353,656       **    1,835    253,656
  35           105,420             **        **   459,166       **       **    359,166

---------
  * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years and that premuims equal to the Guideline Premium Limit are paid at the start of each Policy Year thereafter. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death benefit after the tenth Policy Year, or optional rider benefits are elected.
 ** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE
      $100,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      CASH VALUE ACCUMULATION TEST
      PLANNED PREMIUM: $5,649 FOR SEVEN POLICY YEARS, GUIDELINE PREMIUM LIMIT
        THEREAFTER*
      USING CURRENT CHARGES


                                    Death Benefit                Surrender Value
                             ----------------------------  ---------------------------
                                Assuming hypothetical         Assuming hypothetical
End of    Planned Premiums      gross annual return of       gross annual return of
Policy     accumulated at    ----------------------------  ---------------------------
 Year    5% annual interest     0%        6%       12%       0%        6%        12%
------   ------------------  --------  --------  --------  -------  --------  ----------
   1          $  5,931       $100,000  $100,000  $100,000  $ 4,918  $  5,216   $  5,515
   2            12,159        100,000   100,000   100,000    9,664    10,562     11,497
   3            18,699        100,000   100,000   100,000   14,321    16,127     18,083
   4            25,565        100,000   100,000   100,000   18,903    21,937     25,352
   5            32,775        100,000   100,000   100,000   23,421    28,011     33,387
   6            40,345        100,000   100,000   101,456   27,864    34,354     42,259
   7            48,294        100,000   100,000   121,291   32,236    40,981     52,018
   8            50,709        100,000   100,000   129,413   31,487    42,556     57,126
   9            53,244        100,000   100,000   138,176   30,742    44,202     62,753
  10            55,906        100,000   100,000   147,643   30,000    45,924     68,953
  11            58,702        100,000   100,000   158,477   29,434    47,951     76,078
  12            61,637        100,000   101,483   170,135   28,841    50,053     83,914
  13            64,718        100,000   103,110   182,659   28,212    52,229     92,523
  14            67,954        100,000   104,772   196,120   27,550    54,484    101,986
  15            71,352        100,000   106,485   210,621   26,854    56,822    112,391
  16            74,920        100,000   108,248   226,239   26,127    59,252    123,838
  17            78,666        100,000   110,048   243,036   25,346    61,762    136,399
  18            82,599        100,000   111,895   261,117   24,504    64,356    150,179
  19            86,729        100,000   113,795   280,598   23,595    67,033    165,291
  20            91,065        100,000   115,748   301,586   22,608    69,795    181,854
  25            95,619        100,000   127,931   439,095   16,664    85,975    295,091
  30           100,400        100,000   142,734   645,352    7,534   105,370    476,416
  35           105,420             **   161,209   960,168       **   128,352    764,465

---------
  * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years and that premuims equal to the Guideline Premium Limit are paid at the start of each Policy Year thereafter. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death benefit after the tenth Policy Year, or optional rider benefits are elected.
 ** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE
      $100,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 45, FULLY UNDERWRITTEN SELECT UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      CASH VALUE ACCUMULATION TEST
      PLANNED PREMIUM: $5,649 FOR SEVEN POLICY YEARS, GUIDELINE PREMIUM LIMIT
        THEREAFTER*
      USING MAXIMUM CHARGES


                                    Death Benefit               Surrender Value
                             ----------------------------  --------------------------
                                Assuming hypothetical        Assuming hypothetical
End of    Planned Premiums      gross annual return of       gross annual return of
Policy     accumulated at    ----------------------------  --------------------------
 Year    5% annual interest     0%        6%       12%       0%       6%        12%
------   ------------------  --------  --------  --------  -------  -------  ----------
   1          $  5,931       $100,000  $100,000  $100,000  $ 4,358  $ 4,637   $  4,917
   2            12,159        100,000   100,000   100,000    8,630    9,458     10,322
   3            18,699        100,000   100,000   100,000   12,817   14,473     16,268
   4            25,565        100,000   100,000   100,000   16,922   19,693     22,818
   5            32,775        100,000   100,000   100,000   20,945   25,130     30,038
   6            40,345        100,000   100,000   100,000   24,889   30,796     38,007
   7            48,294        100,000   100,000   109,007   28,751   36,704     46,750
   8            50,709        100,000   100,000   114,985   27,528   37,561     50,757
   9            53,244        100,000   100,000   121,325   26,260   38,413     55,100
  10            55,906        100,000   100,000   128,049   24,939   39,256     59,803
  11            58,702        100,000   100,000   135,177   23,558   40,086     64,892
  12            61,637        100,000   100,000   142,732   22,109   40,900     70,398
  13            64,718        100,000   100,000   150,738   20,587   41,694     76,354
  14            67,954        100,000   100,000   159,215   18,982   42,467     82,795
  15            71,352        100,000   100,000   168,210   17,284   43,213     89,760
  16            74,920        100,000   100,000   177,728   15,479   43,926     97,284
  17            78,666        100,000   100,000   187,812   13,548   44,595    105,406
  18            82,599        100,000   100,000   198,494   11,469   45,210    114,162
  19            86,729        100,000   100,000   209,809    9,214   45,756    123,592
  20            91,065        100,000   100,000   221,785    6,753   46,220    133,734
  25            95,619             **   100,000   293,080       **   46,748    196,962
  30           100,400             **   100,000   387,797       **   41,462    286,281
  35           105,420             **   100,000   513,431       **   20,009    408,783

---------
 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years and that premuims equal to the Guideline Premium Limit are paid at the start of each Policy Year thereafter. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 20.


CONTENTS OF THIS SECTION                                    BEGINNING ON PAGE
------------------------                                    -----------------

Description of JHVLICO ..........................................   29
How we support the policy and investment options ................   29
Procedures for issuance of a policy .............................   30
Basic Sum Insured vs. Additional Sum Insured ....................   31
Commencement of investment performance ..........................   31
How we process certain policy transactions ......................   32
Effects of policy loans .........................................   33
Additional information about how certain policy charges work ....   33
How we market the policies ......................................   34
Tax considerations ..............................................   35
Reports that you will receive ...................................   37
Voting privileges that you will have ............................   37
Changes that JHVLICO can make as to your policy .................   38
Adjustments we make to death benefits ...........................   38
When we pay policy proceeds .....................................   38
Other details about exercising rights and paying benefits .......   39
Legal matters ...................................................   39
Registration statement filed with the SEC .......................   40
Accounting and actuarial experts ................................   40
Financial statements of JHVLICO and the Account .................   40
List of Directors and Executive Officers of JHVLICO .............   41

DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 1999, John Hancock's assets were approximately $71 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account S

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

  The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Trusts. New subaccounts may be added as new funds are added to the Trusts and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trusts.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of a Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard
Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of the insured person, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary coverage prior to policy delivery" on page 31).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

 If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of the insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  The amount of sales charge deducted from premiums and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed death benefit feature.

  Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 35).

COMMENCEMENT OF INVESTMENT PERFORMANCE

  Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

  All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

 In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of any investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the monthly deduction date on or next following the date we approve your request:

 . Total Sum Insured decreases.

 . Reinstatements of lapsed policies.

  The following transactions take effect on the policy anniversary on or next following the date we approve your request:

 . Additional Sum Insured increases.

 . Change of death benefit Option from A to B.

  A change from Option B to Option A is effective on the policy anniversary on or next following the date we receive the request.

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan equals or exceeds the account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The premium sales charges help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 34.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $8,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to the ninth policy year, you would pay total sales charges of only $4,000. However, delaying the payment of

Target Premiums to later policy years could increase the risk that the guaranteed death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax consequences" beginning on page 35.)

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts U and V, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is the sum of the following:

 . 15% of the Target Premium paid in the first policy year, 10% of the Target
  Premium paid in the second through fifth policy years, and 3% of the Target Premium paid in each policy year thereafter;

 . 3% of any premium paid in any policy year in excess of the Target
  Premium; and

 . .15% of that portion of account value allocated to the variable investment options in any policy year.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if the Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in a policy (such as an increase in Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Trust, including a list of securities held in each fund.

VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trust. We will vote the shares of each of the funds of the Trust which are deemed attributable to variable life insurance policies at regular and special meetings of the Trust's shareholders in accordance with instructions received from owners of such policies. Shares of the Trust held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

CHANGES THAT JHVLICO CAN MAKE AS TO YOUR POLICY

Changes relating to the Trust or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

ACCOUNTING AND ACTUARIAL EXPERTS

  Certain of the financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Todd G. Engelsen, F.S.A., an Actuary of JHVLICO and Second Vice President of John Hancock.

FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

  In addition to those financial statements of JHVLICO and the Account included herein that have been audited by Ernst & Young LLP, this prospectus also contains unaudited financial statements of both JHVLICO and the Account for a period subsequent to the audited financial statements.

              LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:


Directors and Executive        Principal Occupations
-----------------------        ---------------------
Officers
--------
David F. D'Alessandro .......  Chairman of the Board and Chief Executive
                               Officer of JHVLICO; President, Chief Operations
                               Officer and Chief Executive Officer-Elect, John
                               Hancock Life Insurance Company.
Michele G. Van Leer .........  Vice Chairman of the Board and President of
                               JHVLICO; Senior Vice President, John Hancock
                               Life Insurance Company.
Ronald J. Bocage ............  Director, Vice President and Counsel of JHVLICO;
                               Vice President and Counsel, John Hancock Life
                               Insurance Company.
Bruce M. Jones ..............  Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Thomas J. Lee ...............  Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Barbara L. Luddy ............  Director, Vice President and Actuary of JHVLICO;
                               Senior Vice President, John Hancock Life
                               Insurance Company.
Robert S. Paster ............  Director and Vice President of JHVLICO;  Vice
                               President, John Hancock Life Insurance Company.
Robert R. Reitano ...........  Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Paul Strong .................  Director and Vice President of JHVLICO; Vice
                               President, John Hancock Life Insurance Company.
Daniel L. Ouellette .........  Vice President, Marketing, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company.
Edward P. Dowd ..............  Vice President, Investments, of JHVLICO; Senior
                               Vice President, John Hancock Life Insurance
                               Company
Roger G. Nastou .............  Vice President, Investments, of JHVLICO; Vice
                               President, John Hancock Life Insurance Company
Todd G. Engelsen ............  Vice President and Illustration Actuary of
                               JHVLICO; Second Vice President, John Hancock
                               Life Insurance Company
Julie H. Indge ..............  Treasurer of JHVLICO; Financial Officer, John
                               Hancock Life Insurance Company
Patrick F. Smith ............  Controller of JHVLICO; Senior Associate
                               Controller, John Hancock Life Insurance Company.
Peter H. Scavongelli ........  Secretary of JHVLICO; State Compliance Officer,
                               John Hancock Life Insurance Company

  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

                        UNAUDITED FINANCIAL STATEMENTS

                                      FOR

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                              FIRST QUARTER 2000

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF FINANCIAL POSITION


                                                           (Unaudited)
                                                      March 31     December 31
                                                        2000          1999
                                                      ----------  -------------
                                                          (In millions)
ASSETS
Bonds ..............................................    $ 1,276.6     $ 1,216.3
  Preferred stocks .................................         35.6          35.9
  Common stocks ....................................          1.7           3.2
  Investment in affiliates .........................         81.3          80.7
Mortgage loans on real estate ......................        429.0         433.1
Real estate ........................................         24.8          25.0
Policy loans .......................................        181.8         172.1
Cash Items:
  Cash in banks ....................................         (3.3)         27.2
  Temporary cash investments .......................        309.4         222.9
                                                        ---------     ---------
                                                            306.1         250.1
Premiums due and deferred ..........................         23.1          29.9
Investment income due and accrued ..................         35.7          33.2
Other general account assets .......................         52.3          65.3
Assets held in separate accounts ...................      8,597.7       8,268.2
                                                        ---------     ---------
TOTAL ASSETS .......................................    $11,045.7     $10,613.0
                                                        =========     =========
OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves ..................................    $ 1,945.6     $ 1,866.6
  Federal income and other taxes payable ...........         73.6          67.3
  Other general account obligations ................        232.1         219.0
  Transfers from separate account, net .............       (225.7)       (221.6)
  Asset valuation reserve ..........................         18.8          23.1
  Obligations related to separate accounts .........      8,590.9       8,261.6
                                                        ---------     ---------
TOTAL OBLIGATIONS ..................................     10,635.3      10,216.0
STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares; issued and outstanding 50,000 shares ...          2.5           2.5
  Paid-in capital ..................................        572.4         572.4
  Unassigned deficit ...............................       (164.5)       (177.9)
                                                        ---------     ---------
TOTAL STOCKHOLDER'S EQUITY .........................        410.4         397.0
                                                        ---------     ---------
TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY .........    $11,045.7     $10,613.0
                                                        =========     =========



See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT


                                                             (Unaudited)
                                                          Three months ended
                                                               March 31
                                                          -------------------
                                                            2000       1999
                                                          ---------  ----------
                                                             (In millions)
INCOME
  Premiums ...............................................    $231.3     $223.6
  Net investment income ..................................      39.6       32.5
  Other, net .............................................     132.4      145.3
                                                             -------     ------
                                                               403.3      401.4
BENEFITS AND EXPENSES
  Payments to policyholders and beneficiaries ............      89.2       80.3
  Additions to reserves to provide for future payments
    to policyholders and beneficiaries ...................     216.3      238.2
  Expenses of providing service to policyholders and
    obtaining new insurance ..............................      73.5       75.7
  State and miscellaneous taxes ..........................       7.6        2.8
                                                             -------     ------
                                                               386.6      397.0
                                                             -------     ------
     GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAXES
      AND NET REALIZED CAPITAL GAINS (LOSSES) ............      16.7        4.4
Federal income taxes .....................................       4.7        1.0
                                                             -------     ------
     GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL
      GAINS (LOSSES) .....................................      12.0        3.4
Net realized capital gains (losses) ......................       0.4       (1.5)
                                                             -------     ------
     NET INCOME ..........................................      12.4        1.9
Unassigned deficit at beginning of period ................    (177.9)     (49.2)
Net unrealized capital gains (losses) and other
 adjustments .............................................       1.1        0.3
Other reserves and adjustments ...........................      (0.1)      (4.2)
                                                             -------     ------
UNASSIGNED DEFICIT AT END OF PERIOD ......................   $(164.5)    $(51.2)
                                                             =======     ======


See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS


                                                             (Unaudited)
                                                         Three months ended
                                                              March 31
                                                         -------------------
                                                           2000        1999
                                                         ---------  -----------
                                                            (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums .....................................    $241.4     $225.3
  Net investment income ..................................      37.2       29.9
  Benefits to policyholders and beneficiaries ............     (79.6)     (70.8)
  Dividends paid to policyholders ........................      (6.4)      (6.1)
  Insurance expenses and taxes ...........................     (91.9)    (107.8)
  Net transfers to separate accounts .....................    (141.4)    (182.0)
  Other, net .............................................     134.4      175.7
                                                             -------    -------
     NET CASH PROVIDED FROM OPERATIONS ...................      93.7       64.2
                                                             -------    -------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Bond purchases .........................................    (157.5)     (71.3)
  Bond sales .............................................      73.5        8.7
  Bond maturities and scheduled redemptions ..............      18.9       18.8
  Bond prepayments .......................................       2.6        3.2
  Stock purchases ........................................      (0.4)      (0.2)
  Proceeds from stock sales ..............................       1.2        1.5
  Real estate purchases ..................................      (0.1)      (0.9)
  Real estate sales ......................................       0.0       10.4
  Other invested assets purchases ........................      (0.1)       0.0
  Proceeds from the sale of other invested assets ........       0.0        0.0
  Mortgage loans issued ..................................      (4.3)     (23.4)
  Mortgage loan repayments ...............................       8.4        5.2
  Other, net .............................................      20.1       (2.8)
                                                             -------    -------
     NET CASH USED IN INVESTING ACTIVITIES ...............     (37.7)     (50.8)
                                                             -------    -------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net increase (decrease) in short-term note payable .....      (0.0)     (32.3)
                                                             -------    -------
     NET CASH PROVIDED FROM FINANCING ACTIVITIES .........      (0.0)     (32.3)
                                                             -------    -------
INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
 INVESTMENTS .............................................      56.0      (18.9)
Cash and temporary cash investments at beginning of
 year ....................................................     250.1       19.9
                                                             -------    -------
CASH AND TEMPORARY CASH INVESTMENTS AT THE END OF
 PERIOD ..................................................    $306.1     $  1.0
                                                             =======    =======



See condensed notes to the financial statements (unaudited).

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATEMENTS OF STOCKHOLDER'S EQUITY


                                         Common  Paid-in  Unassigned
                                         Stock   Capital   Deficit      Total
                                         ------  -------  ----------  ---------
                                                    (In millions)
For the three months ended March 31,
 1999 (unaudited)
Balance at January 1, 1999 ...........    $2.5    $377.5    $(49.2)    $330.8
1999 Transactions:
  Capital contribution ...............
  Net gain ...........................                         1.9        1.9
  Net unrealized capital gains and
    other adjustments ................                         0.3        0.3
  Other reserves and adjustments .....                        (4.2)      (4.2)
                                          ----    ------   -------     ------
Balance at March 31, 1999 ............    $2.5    $377.5    $(51.2)    $328.8
                                          ====    ======   =======     ======
For the three months ended March 31,
 2000 (unaudited)
Balance at January 1, 2000 ...........    $2.5    $572.4   $(177.9)    $397.0
2000 Transactions:
  Capital contribution ...............
  Net gain ...........................                        12.4       12.4
  Net unrealized capital gains and
    other adjustments ................                         1.1        1.1
  Provision for Litigation Reserve ...
  Other reserves and adjustments .....                        (0.1)      (0.1)
                                          ----    ------   -------     ------
Balance at March 31, 2000 ............    $2.5    $572.4   $(164.5)    $410.4
                                          ====    ======   =======     ======



See condensed notes to the financial statements (unaudited).

JOHN HANCOK VARIABLE LIFE INSURANCE COMPANY

CONDENSED NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



NOTE 1--BASIS OF PRESENTATION

The accompanying unaudited interim financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners, which practices differ from generally accepted accounting principles (GAAP). Pursuant to Financial Accounting Standard Board Interpretation 40, "Applicability of General Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (FIN 40), as amended which was effective for 1996 financial statements, financial statements based on statutory accounting practices can no longer be described as prepared in conformity with GAAP.

In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three months period ended March 31, 2000 are not necessarily indicative of the results that may be expected for the year ended December 31, 2000.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                           ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                            DECEMBER 31,
                                                        ---------------------
                                                           1999       1998
                                                        ----------  -----------
                                                            (IN MILLIONS)
ASSETS
Bonds--Note 6 .......................................    $ 1,216.3     $1,185.8
Preferred stocks ....................................         35.9         36.5
Common stocks .......................................          3.2          3.1
Investment in affiliates ............................         80.7         81.7
Mortgage loans on real estate--Note 6 ...............        433.1        388.1
Real estate .........................................         25.0         41.0
Policy loans ........................................        172.1        137.7
Cash items:
   Cash in banks ....................................         27.2         11.4
   Temporary cash investments .......................        222.9          8.5
                                                         ---------     --------
                                                             250.1         19.9

Premiums due and deferred ...........................         29.9         32.7
Investment income due and accrued ...................         33.2         29.8
Other general account assets ........................         65.3         47.5
Assets held in separate accounts ....................      8,268.2      6,595.2
                                                         ---------     --------


       Total assets .................................    $10,613.0     $8,599.0
                                                         =========     ========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
Obligations
  Policy reserves ...................................    $ 1,866.6     $1,652.0
  Federal income and other taxes payable--Note 1 ....         67.3         44.3
  Other general account obligations .................        219.0        150.9
  Transfers from separate accounts, net .............       (221.6)      (190.3)
  Asset valuation reserve--Note 1 ...................         23.1         21.9
  Obligations related to separate accounts ..........      8,261.6      6,589.4
                                                         ---------     --------
       Total obligations ............................     10,216.0      8,268.2

Stockholder's Equity
  Common Stock, $50 par value; authorized 50,000
    shares; issued and outstanding 50,000 shares ....          2.5          2.5
  Paid-in capital ...................................        572.4        377.5
  Unassigned deficit--Note 10 .......................       (177.9)       (49.2)
                                                         ---------     --------
  Total stockholder's equity ........................        397.0        330.8
                                                         ---------     --------

       Total obligations and stockholder's equity ...    $10,613.0     $8,599.0
                                                         =========     ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                         YEAR ENDED DECEMBER 31,
                                                            1999         1998
                                                          ---------   ---------
                                                              (IN MILLIONS)
INCOME
Premiums ...............................................  $   950.8    $1,272.3
Net investment income--Note 3 ..........................      136.0       122.8
Other, net .............................................      605.4       618.1
                                                          ---------    --------
                                                            1,692.2     2,013.2

BENEFITS AND EXPENSES
Payments to policyholders and beneficiaries ............      349.9       301.4
Additions to reserves to provide for future
   payments to policyholders and beneficiaries .........      888.8     1,360.2
Expenses of providing service to policyholders and
 obtaining new insurance--Note 5 .......................      314.4       274.2
State and miscellaneous taxes ..........................       20.5        28.1
                                                         ----------    --------
                                                            1,573.6     1,963.9
                                                                     ----------
 Gain from operations before federal income taxes and
   net realized capital losses .........................      118.6        49.3
Federal income taxes--Note 1 ...........................       42.9        33.1
                                                         ----------    --------
 Gain from operations before net realized capital
   losses ..............................................       75.7        16.2
Net realized capital losses--Note 4 ....................       (1.7)       (0.6)
                                                         ----------    --------
       Net Income ......................................       74.0        15.6

Unassigned deficit at beginning of year ................      (49.2)      (58.3)
Net unrealized capital losses and other adjustments--
       Note 4 ..........................................       (3.8)       (6.0)
Other reserves and adjustments--Note 10 ................     (198.9)       (0.5)
                                                         ----------    --------

       Unassigned Deficit at end of Year ...............   $ (177.9)   $  (49.2)
                                                         ==========    ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                    STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                         YEAR ENDED DECEMBER 31,
                                                         -----------------------
                                                             1999       1998
                                                            ------     ------
                                                              (IN MILLIONS)
Cash flows from operating activities:
   Insurance premiums ...............................      $958.5   $1,275.3
   Net investment income ............................       134.2      118.2
   Benefits to policyholders and beneficiaries ......      (321.6)    (275.5)
Dividends paid to policyholders .....................       (25.6)     (22.3)
Insurance expenses and taxes ........................      (344.8)    (296.9)
Net transfers to separate accounts ..................      (705.3)    (874.4)
   Other, net .......................................       540.6      551.3
                                                          -------    -------
       Net cash provided from operations.............       236.0      475.7
                                                          -------    -------

Cash flows used in investing activities:
   Bond purchases ...................................      (240.7)    (618.8)
   Bond sales .......................................       108.3      340.7
   Bond maturities and scheduled redemptions ........        78.4      111.8
   Bond prepayments .................................        18.7       76.5
   Stock purchases ..................................        (3.9)     (23.4)
   Proceeds from stock sales ........................         3.6        1.9
   Real estate purchases ............................        (2.2)      (4.2)
   Real estate sales ................................        17.8        2.1
   Other invested assets purchases ..................        (4.5)       0.0
   Mortgage loans issued ............................       (70.7)    (145.5)
   Mortgage loan repayments .........................        25.3       33.2
   Other, net .......................................       (68.9)    (435.2)
                                                          -------    -------
       Net cash used in investing activities ........      (138.8)    (660.9)
                                                          -------    -------

Cash flows from financing activities:

   Capital contribution .............................       194.9
   Net (decrease) increase in short-term note
      payable .......................................       (61.9)      61.9
                                                          -------    -------
       Net cash provided from financing activities ..       133.0       61.9
                                                          -------    -------

Increase (decrease) in cash and temporary cash
investments .........................................       230.2     (123.3)

Cash and temporary cash investments at beginning
 of year ............................................        19.9      143.2
                                                          -------    -------
Cash and temporary cash investments at end of
 year ...............................................       250.1     $ 19.9
                                                          =======    =======

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, Signator Insurance Agency, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers.
 Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

  The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

 Basis of Presentation

  The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

  The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP.
 Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

  The significant accounting practices of the Company are as follows:

 Pending Statutory Standards

  During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

 Revenues and Expenses

  Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

 Cash and Temporary Cash Investments

  Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

 Valuation of Assets

  General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $1.9 million in 1999 and $3.0 million in
1998.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Asset Valuation and Interest Maintenance Reserves

  The Asset Valuation Reserve (AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

  The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $2.3 million, amounted to $7.4 million, which is included in policy reserves. The corresponding 1998 amounts were $2.4 million and $10.7 million, respectively.

 Goodwill

  The excess of cost over the statutory book value of the net assets of life insurance business acquired was $8.9 million and $11.4 million at December 31, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

 Separate Accounts

  Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

 Fair Value Disclosure of Financial Instruments

  Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

  The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loan is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are engaged into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999.

 Capital Gains and Losses

  Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

 Policy Reserves

  Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 41/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 41/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 51/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 41/2% interest for policies issued in 1995 through 1999.

 Federal Income Taxes

  Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group. The federal income

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $10.6 million in 1999 and $38.2 million in 1998.

  Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

  Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

 Adjustments to Policy Reserves

  From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 1999 or 1998.

 Reinsurance

  Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

2. ACQUISITION

  On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made the final contingent payment to CPAL of $1.5 million during 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Insurance Company (IPL) on March 5, 1998. IPL manages the business assumed from Charter and began marketing term life and variable universal life products through brokers in 1999. Summarized financial information for IPL for 1999 and 1998 is as follows:

                                                           1999          1998
                                                          -------       -------
                                                              (IN MILLIONS)
Total assets ...........................................   570.7          587.8
Total liabilities ......................................   498.9          517.5
Total revenue ..........................................    35.6           38.8
Net income .............................................     3.5            3.8

3. NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                                1999      1998
                                                               ------    ------
                                                                (IN MILLIONS)
Investment expenses ....................................       $ 9.5       $ 8.3
Interest expense .......................................         1.7         2.4
Depreciation expense ...................................         0.6         0.8
Investment taxes .......................................         0.3         0.7
                                                              ------      ------
                                                               $12.1       $12.2
                                                              ======      ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

4. NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                             1999         1998
                                                            ------       ------
                                                               (IN MILLIONS)
Net gains from asset sales ...........................        (2.8)         7.6
Capital gains tax ....................................         0.2         (2.9)
Net capital gains transferred to IMR .................         0.9         (5.3)
                                                            ------       ------
Net realized capital losses ..........................        (1.7)        (0.6)
                                                            ======       ======

Net unrealized capital gains (losses) and other adjustments consist of the following items:

                                                             1999         1998
                                                            ------       ------
                                                               (IN MILLIONS)
Net losses from changes in security values and book
   value adjustments .................................        (2.6)        (2.7)
Increase in asset valuation reserve ..................        (1.2)        (3.3)
                                                            ------       ------

Net unrealized capital losses and other adjustments...        (3.8)        (6.0)
                                                            ======       ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

5. TRANSACTIONS WITH PARENT

  The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $188.3 million and $157.5 million in 1999 and 1998, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

  The service fee charged to the Company by the Parent includes $0.2 million and $0.7 million in 1999 and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $44.5 million and $4.9 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

  Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium, This agreement increased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

  Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and 1.0 million in 1999 and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

  At December 31, 1998 the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note was part of a revolving line of credit and was repaid in 1999. Interest paid in 1999 and 1998 was $1.7 million and $2.9 million, respectively. The note is included in other general account obligations at December 31, 1998.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

6.  INVESTMENTS

The statement value and fair value of bonds are shown below:

                                                                               Gross Unrealized   Gross Unrealized
                                                              Statement Value        Gains              Losses        Fair Value
                                                              ---------------  ----------------   ----------------  ---------------
                                                                                          (In millions)
December 31, 1999
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies...................         $    5.9           $ 0.0               $  0.1        $    5.8
Obligations of states and political subdivisions.........              2.2             0.1                  0.1             2.2
Debit securities issued by foreign governments...........             13.9             0.8                  0.1            14.6
Corporate securities.....................................            964.9            13.0                 59.4           918.5
Mortgage-backed securities...............................            229.4             0.5                  7.8           222.1
                                                                  --------           -----               ------        --------

Total bonds..............................................         $1,216.3           $14.4               $ 67.5        $1,163.2
                                                                  ========           =====               ======        ========

December 31, 1998
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies...................         $    5.1           $ 0.1               $  0.0        $    5.2
Obligations of states and political subdivisions.........              3.2             0.3                  0.0             3.5
Corporate securities.....................................            925.2            50.4                 15.0           960.6
Mortgage-backed securities...............................            252.3            10.0                  0.1           262.2
                                                                  --------           -----               ------        --------

Total bonds..............................................         $1,185.8           $60.8               $ 15.1        $1,231.5
                                                                  ========           =====               ======        ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                                                           STATEMENT      FAIR
                                                             VALUE       VALUE
                                                           ---------   ---------
                                                                (IN MILLIONS)

Due in one year or less ..............................     $   58.5    $   58.2
Due after one year through five years ................        286.8       282.0
Due after five years through ten years ...............        425.4       405.6
Due after ten years ..................................        216.2       195.3
                                                           --------    --------
                                                              986.9       941.1


Mortgage-backed securities ...........................        229.4       222.1
                                                           --------    --------
                                                           $1,216.3    $1,163.2
                                                           ========    ========


  Gross gains of $0.3 million in 1999 and $3.4 million in 1998 and gross losses of $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

  At December 31, 1999, bonds with an admitted asset value of $9.1 million were on deposit with state insurance departments to satisfy regulatory requirements.

  The cost of common stocks was $3.1 million and $2.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $1.2 million, and gross unrealized depreciation totaled $1.1 million. The fair value of preferred stock totaled $35.9 million at December 31, 1999 and $36.5 million at December 31, 1998.

  Bonds with amortized cost of $0.4 million were non-income producing for the twelve months ended December 31, 1999.

  At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                              STATEMENT         GEOGRAPHIC        STATEMENT
 PROPERTY TYPE                  VALUE          CONCENTRATION        VALUE
                            (IN MILLIONS)                       (IN MILLIONS)

Apartments ..................   $112.1      East North Central      $ 71.3
Hotels ......................     11.3      East South Central         7.4
Industrial ..................     66.0      Middle Atlantic           28.5
Office buildings ............     86.4      Mountain                  21.0
Retail ......................     25.5      New England               37.5
Agricultural ................     99.6      Pacific                  111.1
Other .......................     32.2      South Atlantic            87.6
                                            West North Central        16.6
                                            West South Central        48.6
                                            Other                      3.5
                                ------                              ------
                                $433.1                              $433.1
                                ======                              ======


  At December 31, 1999, the fair values of the commercial and agricultural mortgage loans portfolios were $323.5 million and $98.2 million, respectively. The corresponding amounts as of December 31, 1998 were approximately $331.3 million and $70.0 million, respectively.

  The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 7.45% and 7.00% for other properties. Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

7. REINSURANCE

  The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively. The corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

  Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business.
 No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

  The Company has not entered into any reinsurance agreement in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.


8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

  The notional amounts, carrying values and estimated fail values of the Company's derivative instruments were as follows at December 31:

                                                                                 ASSETS (LIABILITIES)
                                           NUMBER OF CONTRACTS/    --------------------------------------------------
                                             NOTIONAL AMOUNTS              1999                       1998
                                                                   CARRYING                  CARRYING
                                             1999        1998        VALUE     FAIR VALUE      VALUE       FAIR VALUE
                                           --------    --------    ---------                 ---------     ----------
                                                                        (IN MILLIONS)
Futures contracts to sell securities         362.0       947.0        $0.6        $0.6         $(0.5)        $ (0.5)
Interest rate swap agreements               $965.0      $365.0          --        11.5            --          (17.7)
Interest rate cap agreements                 239.4        89.4         5.6         5.6           3.1            3.1
Currency rate swap agreements                 15.8        15.8          --        (1.6)           --           (3.3)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

  The futures contracts expire in 2000. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2009.

  The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

9. POLICY RESERVES POLICYHOLDERS' AND BENIFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

  The Company' annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows.

                                                 DECEMBER 31, 1999    PERCENT
                                                 -----------------    -------
                                                            (IN MILLIONS)

Subject to discretionary withdrawal
 (with adjustment)
With market value adjustment.......................      $3.8           0.1%
At book value less surrender charge................      40.5            1.5
At market value....................................   2,326.6           87.1
                                                     --------          -----
   Total with adjustment...........................   2,370.9           88.7
Subject to discretionary withdrawal................     287.1           10.7
   at book value (without adjustment)
Not subject to discretionary withdrawal--general
 account...........................................      15.4            0.6
                                                     --------          -----

Total annuity reserves and deposit liabilities.....  $2,673.4          100.0%
                                                     ========          =====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

10. COMMITMENTS AND CONTINGENCIES

  The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $15.4 million and $3.5 million, respectively, at December 31, 1999. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $19.4 million at December 31, 1999. The majority of these commitments expire in 2000.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 1999 amounted to $136.5 million and is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

  Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                                     DECEMBER 31,
                                             1999                  1998
                                       -----------------    ------------------
                                       CARRYING     FAIR    CARRYING      FAIR
                                        AMOUNT     VALUE     AMOUNT      VALUE
                                       --------    -----    --------     -----
                                                    (IN MILLIONS)
ASSETS
 Bonds--Note 6                         $1,216.3  $1,163.2   $1,185.8   $1,231.5
 Preferred stocks--Note 6                  35.9      35.9       36.5       36.5
 Common stocks--Note 6                      3.2       3.2        3.1        3.1
 Mortgage loans on real
  estate--Note 6                          433.1     421.7      388.1      401.3
 Policy loans--Note 1                     172.1     172.1      137.7      137.7
 Cash items--Note 1                       250.1     250.1       19.9       19.9


Derivatives assets (liabilities)
  relating to:--Note 8
  Futures contracts                         0.6       0.6       (0.5)      (0.5)
  Interest rate swaps                        --      11.5         --      (17.7)
  Currency rate swaps                        --      (1.6)        --       (3.3)
  Interest rate caps                        5.6       5.6        3.1        3.1

LIABILITIES
  Commitments--Note 10                       --      19.4         --       32.1


  The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

12. SUBSEQUENT EVENTS

REORGANIZATION AND INITIAL PUBLIC OFFERING

  Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company.
 In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

13. IMPACT OF YEAR 2000 (UNAUDITED)

  The Company participated in the Year 2000 remediation project of its parent, John Hancock. By late 1999, John Hancock and the Company completed their Year 2000 readiness plan to address issues that could result from computer programs written using two digits to define the applicable year rather than four to define the applicable year and century. As a result, John Hancock and the Company were prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, John Hancock and the Company implemented and monitored their millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

  Since January 3, 2000, the information systems, including mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on operations, have functioned properly. In addition, neither John Hancock nor the Company have experienced any significant Year 2000 issues related to interactions with material business partners. No disruptions have occurred which impact John Hancock or the Company's ability to process claims, update customer accounts, process financial transactions, or report accurate data to management and no business interruptions due to Year 2000 issues have been experienced. While John Hancock and the Company continue to monitor their systems, and those of material business partners, closely to ensure that no unexpected Year 2000 issues develop, neither John Hancock nor the Company have reason to expect any such issues.

  The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, John Hancock has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, John Hancock has incurred and expensed approximately $47.0 million in external costs for the project. John Hancock's estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $70 to $72.5 million. John Hancock's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

                         UNAUDITED FINANCIAL STATEMENTS

                                       FOR

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               FIRST QUARTER 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                 MARCH 31, 2000

                                                   INTERNATIONAL
                         LARGE CAP     SOVEREIGN      EQUITY       SMALL CAP
                           GROWTH         BOND         INDEX         GROWTH
                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                        ------------  ------------  ------------  ------------
ASSETS
Cash .................. $         --  $        --   $        --    $        --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value ................  138,526,150   34,068,646    35,829,658     39,276,504
Investments in shares
 of portfolios of M
 Fund Inc., at value ..           --           --            --             --
Receivable from:
 John Hancock Variable
  Series Trust I ......       44,917      202,525        59,623             --
 M Fund Inc. ..........           --           --            --             --
                        ------------  -----------   -----------    -----------
Total assets ..........  138,571,067   34,271,171    35,889,281     39,276,504
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company .............           --           --            --             --
 M Fund Inc. ..........           --           --            --             --
Asset charges payable..        1,390          284           378            437
                        ------------  -----------   -----------    -----------
Total liabilities .....        1,390          284           378            437
                        ------------  -----------   -----------    -----------
Net assets ............ $138,569,677  $34,270,887   $35,888,903    $39,276,067
                        ============  ===========   ===========    ===========


                         INTERNATIONAL    MID CAP     LARGE CAP        MONEY
                           BALANCED       GROWTH        VALUE         MARKET
                          SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                         ------------  ------------  ------------  ------------
ASSETS
Cash ..................   $       --             --           --            --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value ................    4,253,445     76,843,249   30,278,966    69,664,696
Investments in shares
 of portfolios of M
 Fund Inc., at value ..           --             --           --            --
Receivable from:
 John Hancock Variable
  Series Trust I ......       10,559             --       59,377        32,506
 M Fund Inc. ..........           --             --           --            --
                          ----------    -----------  -----------   -----------
Total assets ..........    4,264,004     76,843,249   30,338,343    69,697,202
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company .............           --             --           --            --
 M Fund Inc. ..........           --             --           --            --
Asset charges payable..           43            798          295         2,517
                          ----------    -----------  -----------   -----------
Total liabilities .....           43            798          295         2,517
                          ----------    -----------  -----------   -----------
Net assets ............   $4,263,961    $76,842,451  $30,338,048   $69,694,685
                          ==========    ===========  ===========   ===========

See accompany notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                 MARCH 31, 2000


                               MID CAP       SMALL/MID CAP  REAL ESTATE     GROWTH &
                                VALUE           GROWTH        EQUITY         INCOME
                              SUBACCOUNT      SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                           ----------------  -------------  -----------  -------------
ASSETS
Cash......................  $          --    $          --  $        --   $         --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value....................     21,554,510        9,607,284   10,188,124    212,753,886
Investments in shares
 of portfolios of M
 Fund Inc., at value......             --               --           --             --
Receivable from:
 John Hancock Variable
  Series Trust I..........             --               --       94,477        199,984
 M Fund Inc...............             --               --           --             --
                            -------------    -------------  -----------   ------------
Total assets..............     21,554,510        9,607,284   10,282,601    212,953,870
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company.................             --
 M Fund Inc...............             --               --           --             --
Asset charges payable.....            240              109           98          2,577
                            -------------    -------------  -----------   ------------
Total liabilities.........            240              109           98          2,577
                            -------------    -------------  -----------   ------------
Net assets................  $  21,554,270    $   9,607,175  $10,282,503   $212,951,293
                            =============    =============  ===========   ============




                                          SHORT-TERM    SMALL CAP    INTERNATIONAL
                              MANAGED        BOND         VALUE      OPPORTUNITIES
                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                            ------------  -----------  -----------  ---------------
ASSETS
Cash......................  $         --  $        --  $        --   $          --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value....................   128,065,080   14,256,150   21,734,702      37,871,091
Investments in shares
 of portfolios of M
 Fund Inc., at value......            --           --           --              --
Receivable from:
 John Hancock Variable
  Series Trust I..........       315,897       74,555       26,141              --
 M Fund Inc...............            --           --           --              --
                            ------------  -----------  -----------   -------------
Total assets..............   128,380,977   14,330,705   21,760,843      37,871,091
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance Company
  M Fund Inc..............            --           --           --              --
Asset charges payable.....         1,930          114          249             419
                            ------------  -----------  -----------   -------------
Total liabilities.........         1,930          114          249             419
                            ------------  -----------  -----------   -------------
Net assets................  $128,379,047  $14,330,591  $21,760,594   $  37,870,672
                            ============  ===========  ===========   =============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                 MARCH 31, 2000


                                                     TURNER         BRANDES
                            EQUITY       GLOBAL       CORE       INTERNATIONAL
                            INDEX         BOND       GROWTH         EQUITY
                          SUBACCOUNT   SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
                         ------------  ----------  -----------   -------------
ASSETS
Cash...................  $         --  $       --  $        --    $        --
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value.................   166,904,694   6,665,704   26,408,892     20,618,593
Investments in shares
 of portfolios of M
 Fund Inc., at value...            --          --           --             --
Receivable from:
 John Hancock Variable
  Series Trust I.......       148,551      24,942           --             --
 M Fund Inc............            --          --           --             --
                         ------------  ----------  -----------    -----------
Total assets...........   167,053,245   6,690,646   26,408,892     20,618,593
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company..............            --          --           --             --
 M Fund Inc............            --          --           --             --
Asset charges payable..         1,756          84          252            177
                         ------------  ----------  -----------    -----------
Total liabilities......         1,756          84          252            177
                         ------------  ----------  -----------    -----------
Net assets.............  $167,051,489  $6,690,562  $26,408,640    $20,618,416
                         ============  ==========  ===========    ===========


                              FRONTIER                  EMERGING
                              CAPITAL      ENHANCED     MARKETS       GLOBAL
                            APPRECIATION  U.S. EQUITY    EQUITY       EQUITY
                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                            ------------  -----------  ----------   ----------
ASSETS
Cash......................  $        --   $       --   $       --   $       --
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value........   25,267,062    7,638,154    6,551,090    1,455,275
Investments in shares of
 portfolios of M Fund
 Inc., at value...........           --           --           --           --
Receivable from:
 John Hancock Variable
  Series Trust I..........           --           --           --           --
 M Fund Inc...............           --           --           --           --
                            -----------   ----------   ----------   ----------
Total assets..............   25,267,062    7,638,154    6,551,090    1,455,275
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance Company..           --           --           --           --
 M Fund Inc...............           --           --           --           --
Asset charges payable.....          225           71           85           21
                            -----------   ----------   ----------   ----------
Total liabilities.........          225           71           85           21
                            -----------   ----------   ----------   ----------
Net assets................  $25,266,837   $7,638,083   $6,551,005   $1,455,254
                            ===========   ==========   ==========   ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                 MARCH 31, 2000


                                                                       HIGH
                                              BOND     SMALL/MID      YIELD
                                             INDEX      CAP CORE       BOND
                                           SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                           ----------  ----------   ----------
ASSETS
Cash.....................................  $       --   $     --    $       --
Investments in shares of portfolios of
 John Hancock Variable Series Trust I, at
 value...................................   5,742,766    941,401     3,455,998
Investments in shares of portfolios of M
 Fund Inc., at value.....................          --         --            --
Receivable from:
 John Hancock Variable Series Trust I....      31,284         --        23,811
 M Fund Inc..............................          --         --            --
                                           ----------   --------    ----------
Total assets.............................   5,774,050    941,401     3,479,809
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company................................          --         --            --
 M Fund Inc..............................          --         --            --
Asset charges payable....................          73         11            40
                                           ----------   --------    ----------
Total liabilities........................          73         11            40
                                           ----------   --------    ----------
Net assets...............................  $5,773,977   $941,390    $3,479,769
                                           ==========   ========    ==========


See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENTS OF OPERATIONS (UNAUDITED)

                        YEARS AND PERIODS ENDED MARCH 31,


                                                       LARGE CAP GROWTH SUBACCOUNT              SOVEREIGN BOND SUBACCOUNT
                                                  --------------------------------------  --------------------------------------
                                                     2000         1999          1998         2000          1999           1998
                                                  -----------  ------------  -----------  ------------  ------------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust.............  $  100,009   $17,558,034   $ 6,312,073  $   450,283   $ 2,851,613    $2,190,901
 M Fund Inc.....................................          --            --            --           --            --            --
                                                  ----------   -----------   -----------  -----------   -----------    ----------
Total investment income.........................     100,009    17,558,034     6,312,073      450,283     2,851,613     2,190,901
Expenses:
 Mortality and expense risks....................     109,487       324,595       168,652       27,938       126,407        93,556
                                                  ----------   -----------   -----------  -----------   -----------    ----------
Net investment income (loss)....................      (9,478)   17,233,439     6,143,421      422,345     2,725,206     2,097,345
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)....................   1,487,863     5,003,007     1,750,881     (796,838)   (1,391,910)      185,230
 Net unrealized appreciation (depreciation)
  during the period.............................   8,093,756    (2,053,672)    8,041,022      921,253    (1,837,190)     (378,058)
                                                  ----------   -----------   -----------  -----------   -----------    ----------
Net realized and unrealized gain (loss) on
 investments....................................   9,581,619     2,949,335     9,791,903      124,415    (3,229,100)     (192,828)
                                                  ----------   -----------   -----------  -----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from operations................................  $9,572,141   $20,182,774   $15,935,324  $   546,760   $  (503,894)   $1,904,517
                                                  ==========   ===========   ===========  ===========   ===========    ==========




                                               INTERNATIONAL EQUITY INDEX SUBACCOUNT        SMALL CAP GROWTH SUBACCOUNT
                                              --------------------------------------    ------------------------------------
                                                 2000           1999          1998         2000         1999          1998
                                              ------------  ------------  ------------  -----------  -----------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.......   $  83,362     $  936,475    $1,930,710   $       --   $ 3,697,955   $       --
 M Fund Inc.................................          --             --            --           --            --           --
                                               ---------     ----------    ----------   ----------   -----------   ----------
Total investment income.....................      83,362        936,475     1,930,710           --     3,697,955           --
Expenses:
 Mortality and expense risks................      32,246         81,058        45,651       39,242        60,221       22,593
                                               ---------     ----------    ----------   ----------   -----------   ----------
Net investment income (loss)................      51,116        855,417     1,885,059      (39,242)    3,637,734      (22,593)
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains.........................     703,499        753,750       152,030    2,556,750     2,548,944       58,729
 Net unrealized appreciation (depreciation)
  during the period.........................    (708,302)     4,871,167        78,480    2,295,972     3,920,455    1,070,805
                                               ---------     ----------    ----------   ----------   -----------   ----------
Net realized and unrealized gain (loss) on
 investments................................      (4,803)     5,624,917       230,510    4,852,722     6,469,399    1,129,534
                                               ---------     ----------    ----------   ----------   -----------   ----------
Net increase in net assets resulting from
 operations.................................   $  46,313     $6,480,334    $2,115,569   $4,813,480   $10,107,133   $1,106,941
                                               =========     ==========    ==========   ==========   ===========   ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNTS

                        YEARS AND PERIODS ENDED MARCH 31,


                        INTERNATIONAL BALANCED SUBACCOUNT         MID CAP GROWTH SUBACCOUNT
                        -----------------------------------  ------------------------------------
                           2000        1999         1998        2000         1999          1998
                        -----------  ----------  ----------  -----------  -----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I......  $   27,773   $ 372,766   $  185,760  $       --   $ 6,491,783   $1,114,374
 M Fund Inc...........          --          --           --          --            --           --
                        ----------   ---------   ----------  ----------   -----------   ----------
Total investment
 income...............      27,773     372,766      185,760          --     6,491,783    1,114,374
Expenses:
 Mortality and expense
  risks...............       3,846      13,792        9,687      76,226       102,248       26,123
                        ----------   ---------   ----------  ----------   -----------   ----------
Net investment income
 (loss)...............      23,927     358,974      176,073     (76,226)    6,389,535    1,088,251
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses)............     (39,660)     15,640       24,206   1,185,070     5,188,018      599,619
 Net unrealized
  appreciation
  (depreciation)
  during the period...    (121,758)   (173,912)     147,461    (706,164)   15,078,681    1,184,263
                        ----------   ---------   ----------  ----------   -----------   ----------
Net realized and
 unrealized gain
 (loss)
 on investments.......    (161,418)   (158,272)     171,667     478,906    20,266,699    1,783,882
                        ----------   ---------   ----------  ----------   -----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations...........  $ (137,491)  $ 200,702   $  347,740  $  402,680   $26,656,234   $2,872,133
                        ==========   =========   ==========  ==========   ===========   ==========




                             LARGE CAP VALUE SUBACCOUNT               MONEY MARKET SUBACCOUNT
                        ---------------------------------------  ---------------------------------
                           2000          1999          1998        2000        1999         1998
                        ------------  ------------  -----------  ---------  ----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I......  $  168,440    $ 1,809,072   $   797,874  $ 943,328  $3,279,928   $1,854,829
 M Fund Inc...........          --             --            --         --          --           --
                        ----------    -----------   -----------  ---------  ----------   ----------
Total investment
 income...............     168,440      1,809,072       797,874    943,328   3,279,928    1,854,829
Expenses:
 Mortality and expense
  risks...............      23,961         88,877        41,415     74,486     291,398      167,813
                        ----------    -----------   -----------  ---------  ----------   ----------
Net investment income.     144,479      1,720,195       756,459    868,842   2,988,530    1,687,016
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses)............    (117,101)       705,454       330,827         --          --           --
 Net unrealized
  appreciation
  (depreciation)
  during the period...    (612,964)    (2,181,112)      145,355         --          --           --
                        ----------    -----------   -----------  ---------  ----------   ----------
Net realized and
 unrealized gain
 (loss)
 on investments.......    (730,065)    (1,475,658)      476,182         --          --           --
                        ----------    -----------   -----------  ---------  ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations...........  $ (585,586)   $   244,537   $ 1,232,641  $ 868,842  $2,988,530   $1,687,016
                        ==========    ===========   ===========  =========  ==========   ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED MARCH 31,


                                                    MID CAP VALUE SUBACCOUNT             SMALL/MID CAP GROWTH SUBACCOUNT
                                              -------------------------------------   --------------------------------------
                                                 2000         1999         1998         2000          1999           1998
                                              -----------  -----------  ------------  ----------  -------------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.......  $       --   $  110,190   $   120,469   $      --   $  1,421,656    $   142,469
 M Fund Inc.................................          --           --            --          --             --             --
                                              ----------   ----------   -----------   ---------   ------------    -----------
Total investment income.....................          --      110,190       120,469          --      1,421,656        142,469
Expenses:
 Mortality and expense risks................      19,514       68,611        45,020       9,470         32,995         34,432
                                              ----------   ----------   -----------   ---------   ------------    -----------
Net investment income.......................     (19,514)      41,579        75,449      (9,470)     1,388,661        108,037
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)................     402,063     (860,332)     (538,516)   (289,736)        13,375        232,246
 Net unrealized appreciation (depreciation)
  during the period.........................   1,245,582    1,757,919      (830,390)    892,135     (1,001,208)       236,333
                                              ----------   ----------   -----------   ---------   ------------    -----------
Net realized and unrealized gain (loss) on
 investments................................   1,647,645      897,587    (1,368,906)    602,399       (987,833)       468,579
                                              ----------   ----------   -----------   ---------   ------------    -----------
Net increase in net assets resulting from
 operations.................................  $1,628,131   $  939,166   $(1,293,457)  $ 592,929   $    400,828    $   576,616
                                              ==========   ==========   ===========   =========   ============    ===========




                                                      REAL ESTATE EQUITY SUBACCOUNT             GROWTH & INCOME SUBACCOUNT
                                                  -------------------------------------   --------------------------------------
                                                     2000        1999          1998          2000        1999            1998
                                                  -----------  ----------  -------------  ----------  ------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...........  $  205,861   $ 544,845   $    305,783   $  512,693  $23,565,679    $  9,266,175
 M Fund Inc.....................................          --          --             --           --           --              --
                                                  ----------   ---------   ------------   ----------  -----------    ------------
Total investment income.........................     205,861     544,845        305,783      512,693   23,565,679       9,266,175
Expenses:
 Mortality and expense risks....................       8,329      29,468         22,716      222,841      715,377         290,361
                                                  ----------   ---------   ------------   ----------  -----------    ------------
Net investment income...........................     197,532     515,377        283,067      289,852   22,850,302       8,975,814
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)....................    (213,163)   (735,504)      (454,979)     563,798    6,207,253       2,061,212
 Net unrealized appreciation (depreciation)
  during the period.............................     349,789      80,925       (698,676)   2,749,417   (5,814,839)      7,759,307
                                                  ----------   ---------   ------------   ----------  -----------    ------------
Net realized and unrealized gain (loss) on
 investments....................................     136,626    (654,579)    (1,153,655)   3,313,215      392,414       9,820,519
                                                  ----------   ---------   ------------   ----------  -----------    ------------
Net increase (decrease) in net assets resulting
 from operations................................  $  334,158   $(139,202)  $   (870,588)  $3,603,067  $23,242,716    $ 18,796,333
                                                  ==========   =========   ============   ==========  ===========    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED MARCH 31,


                                                       MANAGED SUBACCOUNT                  SHORT-TERM BOND SUBACCOUNT
                                              -------------------------------------  ---------------------------------------
                                                 2000         1999          1998          2000           1999         1998
                                              -----------  ------------  ----------  ---------------  -----------  ------------
Investment income:
Distributions received from:

 John Hancock Variable Series Trust I........ $  979,108   $11,251,980   $3,606,186  $      213,418   $  957,614    $ 977,164
 M Fund Inc..................................         --            --           --              --           --           --
                                              ----------   -----------   ----------  --------------   ----------    ---------
Total investment income......................    979,108    11,251,980    3,606,186         213,418      957,614      977,164
Expenses:
 Mortality and expense risks.................    168,685       495,544      121,905           9,907       50,128       50,947
                                              ----------   -----------   ----------  --------------   ----------    ---------
Net investment income........................    810,423    10,756,436    3,484,281         203,511      907,486      926,217
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses).................    (51,990)    2,233,258      278,186        (112,846)    (441,667)      24,740
 Net unrealized appreciation (depreciation)
  during the period..........................  1,363,763    (6,419,069)   1,791,231          68,551      (85,754)    (136,999)
                                              ----------   -----------   ----------  --------------   ----------    ---------
Net realized and unrealized gain (loss) on
 investments.................................  1,311,773    (4,185,811)   2,069,417         (44,295)    (527,421)    (112,259)
                                              ----------   -----------   ----------  --------------   ----------    ---------
Net increase in net assets resulting from
 operations.................................. $2,122,196   $ 6,570,625   $5,553,698  $      159,216   $  380,065    $ 813,958
                                              ==========   ===========   ==========  ==============   ==========    =========




                                                                 INTERNATIONAL OPPORTUNITIES
                            SMALL CAP VALUE SUBACCOUNT                   SUBACCOUNT
                        ----------------------------------   ------------------------------------
                          2000        1999         1998         2000          1999         1998
                        ---------  -----------  -----------  ------------  ----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I.............  $ 93,270   $  409,324   $   47,350   $        --   $2,096,195   $  103,399
 M Fund Inc..................        --           --           --            --           --           --
                               --------   ----------   ----------   -----------   ----------   ----------
Total investment income......    93,270      409,324       47,350            --    2,096,195      103,399
Expenses:
 Mortality and expense
  risks......................    20,424       64,613       33,335        34,751       90,191       50,003
                               --------   ----------   ----------   -----------   ----------   ----------
Net investment income
 (loss)......................    72,486      344,711       14,015       (34,751)   2,006,004       53,396
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains
  (losses)...................    54,419     (979,002)      (9,919)    1,363,359    1,907,809      191,495
 Net unrealized appreciation
  (depreciation) during the
  period.....................   (47,196)     325,684     (523,693)   (1,275,014)   3,818,953    1,108,416
                               --------   ----------   ----------   -----------   ----------   ----------
Net realized and unrealized
 gain (loss) on
 investments.................     7,223     (653,318)    (533,612)       88,345    5,726,762    1,299,911
                               --------   ----------   ----------   -----------   ----------   ----------
Net increase (decrease) in
 net assets resulting from
 operations..................  $ 79,709   $ (308,607)  $ (519,597)  $    53,594   $7,732,766   $1,353,307
                               ========   ==========   ==========   ===========   ==========   ==========

See accompanying notes

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED MARCH 31,


                              EQUITY INDEX SUBACCOUNT             GLOBAL BOND SUBACCOUNT
                        -----------------------------------  ---------------------------------
                           2000         1999        1998        2000        1999        1998
                        ----------  -----------  ----------  ----------  -----------  --------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I ...... $  459,796  $ 5,839,023  $1,337,750  $  26,843   $  460,088    $303,545
 M Fund Inc. ..........         --           --          --         --           --          --
                        ----------  -----------  ----------  ---------   ----------    --------
Total investment
 income ...............    459,796    5,839,023   1,337,750     26,843      460,088     303,545
Expenses:
 Mortality and expense
  risks ...............    144,695      335,573     126,021      8,730       35,321      19,894
                        ----------  -----------  ----------  ---------   ----------    --------
Net investment income..    315,101    5,503,450   1,211,729     18,113      424,767     283,651
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses) ............  1,407,391    7,681,081     691,270   (240,729)    (204,675)     81,659
 Net unrealized
  appreciation
  (depreciation)
  during the period ...  2,436,887    4,678,509   6,098,919    363,167     (433,526)     43,608
                        ----------  -----------  ----------  ---------   ----------    --------
Net realized and
 unrealized gain
 (loss)
 on investments .......  3,844,278   12,359,590   6,790,189    122,438     (638,201)    125,267
                        ----------  -----------  ----------  ---------   ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations ........... $4,159,379  $17,863,040  $8,001,918  $ 140,551   $ (213,434)   $408,918
                        ==========  ===========  ==========  =========   ==========    ========

                                                                BRANDES INTERNATIONAL
                         TURNER CORE GROWTH SUBACCOUNT            EQUITY SUBACCOUNT
                        ---------------------------------  --------------------------------
                            2000        1999       1998       2000        1999       1998
                        -----------  ----------  --------  ----------  ----------  --------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I ...... $       --   $1,349,358  $     --  $      --   $  549,978   $     --
 M Fund Inc. ..........         --           --    84,940         --           --    358,080
                        ----------   ----------  --------  ---------   ----------   --------
Total investment
 income ...............         --    1,349,358    84,940         --      549,978    358,080
Expenses:
 Mortality and expense
  risks ...............     22,143       33,920     7,737     14,102       34,297     14,434
                        ----------   ----------  --------  ---------   ----------   --------
Net investment income
 (loss) ...............    (22,143)   1,315,438    77,203    (14,102)     515,681    343,646
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains ...    868,800    1,038,462   156,278     52,962      507,727     89,337
 Net unrealized
  appreciation
  (depreciation)
  during the period ...  1,770,438    1,626,646   562,620   (506,321)   3,486,097     91,915
                        ----------   ----------  --------  ---------   ----------   --------
Net realized and
 unrealized gain
 (loss)
 on investments .......  2,639,238    2,665,108   718,898   (453,359)   3,993,824    181,252
                        ----------   ----------  --------  ---------   ----------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations ........... $2,617,095   $3,980,546  $796,101   (467,461)  $4,509,505   $524,898
                        ==========   ==========  ========  =========   ==========   ========


See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED MARCH 31,

                          FRONTIER CAPITAL APPRECIATION          ENHANCED U.S. EQUITY
                                    SUBACCOUNT                        SUBACCOUNT
                        ----------------------------------  -----------------------------
                            2000        1999        1998      2000      1999       1998
                        -----------  ----------  ---------  --------  --------  ---------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I ...... $       --   $  487,465  $      --   $     --  $532,067   $     --
 M Fund Inc. ..........         --           --     34,738         --        --     72,302
                        ----------   ----------  ---------   --------  --------   --------
Total investment
 income ...............         --      487,465     34,738         --   532,067     72,302
Expenses:
 Mortality and expense
  risks ...............     17,350       37,471     24,841      5,830    13,930      4,069
                        ----------   ----------  ---------   --------  --------   --------
Net investment income
 (loss) ...............    (17,350)     449,994      9,897      5,830   518,137     68,233
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses) ............    466,929      624,068   (445,752)    55,792   264,436     87,723
 Net unrealized
  appreciation during
  the period ..........  2,840,905    3,431,408    432,064     31,920   151,562     89,677
                        ----------   ----------  ---------   --------  --------   --------
Net realized and
 unrealized gain
 (loss) on investments.  3,307,834    4,055,476    (13,688)    87,712   415,998    177,400
                        ----------   ----------  ---------   --------  --------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations ........... $3,290,484   $4,505,470  $  (3,791)  $ 81,882  $934,135   $245,633
                        ==========   ==========  =========   ========  ========   ========

                                                                  EMERGING
                                                               MARKETS EQUITY                           GLOBAL EQUITY
                                                                 SUBACCOUNT                              SUBACCOUNT
                                                   ---------------------------------------   -----------------------------------
                                                        2000         1999         1998*          2000        1999        1998*
                                                   -------------  -----------  -----------   -----------  ----------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I ...........  $          --   $   137,724  $      522   $       --   $    6,063   $      491
 M Fund Inc. ....................................             --            --          --           --           --           --
                                                   -------------   -----------  ----------   ----------   ----------   ----------
Total investment income .........................             --       137,724         522           --        6,063          491
Expenses:
 Mortality and expense risks ....................          6,661         5,465         387        1,101        1,859          339
                                                   -------------   -----------  ----------   ----------   ----------   ----------
Net investment income (loss) ....................         (6,661)      132,259         135       (1,101)       4,204          152
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses) ....................        841,365       663,998     (45,975)      27,715       82,873      (21,835)
 Net unrealized appreciation (depreciation)
  during the period .............................       (423,198)      432,248       2,289        2,640       47,295        4,812
                                                   -------------   -----------  ----------   ----------   ----------   ----------
Net realized and unrealized gain (loss) on
 investments ....................................        418,167     1,096,246     (43,686)      30,355      130,168      (17,023)
                                                   -------------   -----------  ----------   ----------   ----------   ----------
Net increase (decrease) in net assets resulting
 from operations ................................  $     411,506   $ 1,228,505  $  (43,551)  $   29,254   $  134,372   $  (16,871)
                                                   =============   ===========  ==========   ==========   ==========   ==========

---------
*  From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED MARCH 31,


                                                                    SMALL/MID
                                  BOND INDEX                         CAP CORE
                                  SUBACCOUNT                        SUBACCOUNT
                        -------------------------------   ------------------------------
                          2000       1999       1998*       2000       1999       1998*
                        ---------  ----------  ---------  ---------  ---------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I......  $ 98,655   $ 140,772   $ 23,842   $    124   $ 54,784    $     --
 M Fund Inc...........        --          --         --         --         --          --
                        --------   ---------   --------   --------   --------    --------
Total investment
 income...............    98,655     140,772     23,842        124     54,784          --
Expenses:
 Mortality and expense
  risks...............     6,322      10,636        937      1,222      2,073         535
                        --------   ---------   --------   --------   --------    --------
Net investment income
 (loss)...............    92,333     130,136     22,905     (1,098)    52,711        (535)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses)............    (5,117)   (104,174)     1,002    106,765     65,733     (25,196)
 Net unrealized
  appreciation
  (depreciation)
  during
  the period..........    48,121     (78,192)   (10,217)   (19,659)   (10,735)     18,718
                        --------   ---------   --------   --------   --------    --------
Net realized and
 unrealized gain
 (loss) on investments    43,004    (182,366)    (9,215)    87,106     54,998      (6,478)
                        --------   ---------   --------   --------   --------    --------
Net increase
 (decrease) in net
 assets resulting
 from operations......  $135,337   $ (52,230)  $ 13,690   $ 86,008   $107,709    $ (7,013)
                        ========   =========   ========   ========   ========    ========

                                                        HIGH YIELD
                                                          BOND
                                                       SUBACCOUNT
                                             --------------------------------
                                               2000        1999        1998*
                                             ----------  ----------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I......  $  85,793   $ 352,641    $ 88,721
 M Fund Inc................................         --          --          --
                                             ---------   ---------    --------
Total investment income....................     85,793     352,641      88,721
Expenses:
 Mortality and expense risks...............      3,851      12,206       1,962
                                             ---------   ---------    --------
Net investment income......................     81,942     340,435      86,759
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)...............    (16,585)     42,365      64,824
 Net unrealized appreciation (depreciation)
  during the period........................   (189,115)   (139,659)    149,416
                                             ---------   ---------    --------
Net realized and unrealized gain (loss) on
 investments...............................   (205,700)    (97,294)    214,240
                                             ---------   ---------    --------
Net increase (decrease) in net assets
 resulting from operations.................  $(123,758)  $ 243,141    $300,999
                                             =========   =========    ========

---------
*  From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

                        YEARS AND PERIODS ENDED MARCH 31,


                                                LARGE CAP GROWTH SUBACCOUNT                   SOVEREIGN BOND SUBACCOUNT
                                         ------------------------------------------   -------------------------------------------
                                             2000           1999           1998           2000           1999            1998
                                         -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)..........  $     (9,478)  $ 17,233,439   $  6,143,421   $    422,895   $  2,725,206    $  2,097,345
 Net realized gains (losses)...........     1,487,863      5,003,007      1,750,881       (796,838)    (1,391,910)        185,230
 Net unrealized appreciation
  (depreciation) during the
  period...............................     8,093,756     (2,053,672)     8,041,022        921,253     (1,837,190)       (378,058)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations.............     9,572,141     20,182,774     15,935,324        547,310       (503,894)      1,904,517
From policyholder transactions:
 Net premiums from
  policyholders........................    26,306,668     75,667,981     29,859,648     11,781,689     74,595,720      38,567,292
 Net benefits to policyholders.........   (12,830,683)   (45,347,424)   (13,281,028)   (16,379,586)   (68,312,320)    (27,391,317)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions..........................    13,475,985     30,320,557     16,578,620     (4,597,897)     6,283,400      11,175,975
Net increase (decrease) in net
 assets................................    23,048,126     50,503,331     32,513,944     (4,050,587)     5,779,506      13,080,492
Net assets at beginning of period......   115,521,551     65,018,220     32,504,276     38,321,474     32,541,967      19,461,475
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net assets at end of period............  $138,569,677   $115,521,551   $ 65,018,220   $ 34,270,887   $ 38,321,473    $ 32,541,967
                                         ============   ============   ============   ============   ============    ============




                                        INTERNATIONAL EQUITY INDEX SUBACCOUNT               SMALL CAP GROWTH SUBACCOUNT
                                     --------------------------------------------   ---------------------------------------------
                                         2000            1999            1998           2000           1999             1998
                                     -------------  ---------------  -------------  -------------  -------------  ---------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss)......  $     51,116   $      855,417   $  1,885,059   $    (39,242)  $  3,637,734    $      (22,593)
 Net realized gains................       703,499          753,750        152,030      2,556,750      2,548,944            58,729
 Net unrealized appreciation
  (depreciation) during the
  period...........................      (708,302)       4,871,167         78,480      2,295,972      3,920,455         1,070,805
                                     ------------   --------------   ------------   ------------   ------------    --------------
Net increase in net assets
 resulting from operations.........        46,313        6,480,334      2,115,569      4,813,480     10,107,133         1,106,941
From policyholder transactions:
 Net premiums from
  policyholders....................    13,045,026       53,332,374     10,034,119     30,086,736     52,637,861        12,088,047
 Net benefits to policyholders.....   (10,401,110)     (39,209,664)    (8,344,107)   (26,646,977)   (40,800,272)       (6,621,834)
                                     ------------   --------------   ------------   ------------   ------------    --------------
Net increase in net assets
 resulting from policyholder
 transactions......................     2,643,916       14,122,710      1,690,012      3,493,759     11,837,589         5,466,213
                                     ------------   --------------   ------------   ------------   ------------    --------------
Net increase in net assets.........     2,690,229       20,603,044      3,805,581      8,253,239     21,944,722         6,573,154
Net assets at beginning of period..    33,198,674       12,595,630      8,790,049     31,022,828      9,078,106         2,504,952
                                     ------------   --------------   ------------   ------------   ------------    --------------
Net assets at end of period........  $ 35,888,903   $   33,198,674   $ 12,595,630   $ 39,276,067   $ 31,022,828    $    9,078,106
                                     ============   ==============   ============   ============   ============    ==============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED MARCH 31,

                                             INTERNATIONAL BALANCED SUBACCOUNT                 MID CAP GROWTH SUBACCOUNT
                                         ----------------------------------------    ---------------------------------------------
                                             2000          1999          1998             2000            1999            1998
                                         ------------  ------------  ------------    --------------  --------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) .......... $    23,927   $    358,974   $   176,073    $     (76,226)  $   6,389,535    $   1,088,251
 Net realized gains (losses) ...........     (39,660)        15,640        24,206        1,185,070       5,188,018          599,619
 Net unrealized appreciation
  (depreciation) during
  the period ...........................    (121,758)      (173,912)      147,461         (706,164)     15,078,681        1,184,263
                                         -----------   ------------   -----------    -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations .............    (137,491)       200,702       347,740          402,680      26,656,234        2,872,133
From policyholder transactions:
 Net premiums from policyholders .......     845,554      6,295,052     3,163,316       26,745,210      65,183,285       11,323,614
 Net benefits to policyholders .........  (1,035,960)    (5,007,225)   (1,882,974)     (13,805,055)    (41,018,347)      (5,132,055)
                                         -----------   ------------   -----------    -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions ..........................    (190,406)     1,287,827     1,280,342       12,940,155      24,164,938        6,191,559
                                         -----------   ------------   -----------    -------------   -------------    -------------
Net increase (decrease) in net assets ..    (327,897)     1,488,529     1,628,082       13,342,835      50,821,172        9,063,692
Net assets at beginning of period ......   4,591,858      3,103,327     1,475,245       63,499,616      12,678,444        3,614,752
                                         -----------   ------------   -----------    -------------   -------------    -------------
Net assets at end of period ............ $ 4,263,961   $  4,591,856   $ 3,103,327    $  76,842,451   $  63,499,616    $  12,678,444
                                         ===========   ============   ===========    =============   =============    =============

                                                LARGE CAP VALUE SUBACCOUNT                      MONEY MARKET SUBACCOUNT
                                         ----------------------------------------    ---------------------------------------------
                                             2000          1999          1998             2000            1999            1998
                                         ------------  ------------  ------------    --------------  --------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income ................. $   144,479   $  1,720,195   $   756,459    $     868,842   $   2,988,530    $   1,687,016
 Net realized gains (losses) ...........    (117,101)       705,454       330,827               --              --               --
 Net unrealized appreciation
  (depreciation) during
  the period ...........................    (612,964)    (2,181,112)      145,355               --              --               --
                                         -----------   ------------   -----------    -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations .............    (585,586)       244,537     1,232,641          868,842       2,988,530        1,687,016
From policyholder transactions:
 Net premiums from policyholders .......   9,161,994     37,432,039    15,144,316      217,361,930     890,376,545      340,377,358
 Net benefits to policyholders .........  (5,345,277)   (27,199,179)   (4,937,583)    (209,542,856)   (918,869,964)    (269,723,839)
                                         -----------   ------------   -----------    -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions ..........................   3,816,717     10,232,860    10,206,733        7,819,074     (28,493,419)      70,653,519
                                         -----------   ------------   -----------    -------------   -------------    -------------
Net increase (decrease) in net assets ..   3,231,131     10,477,397    11,439,374        8,687,916     (25,504,889)      72,340,535
Net assets at beginning of period ......  27,106,917     16,629,520     5,190,146       61,006,769      86,511,658       14,171,123
                                         -----------   ------------   -----------    -------------   -------------    -------------
Net assets at end of period ............ $30,338,048   $ 27,106,917   $16,629,520    $  69,694,685   $  61,006,769    $  86,511,658
                                         ===========   ============   ===========    =============   =============    =============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED MARCH 31,


                                                 MID CAP VALUE SUBACCOUNT                 SMALL/MID CAP GROWTH SUBACCOUNT
                                         ----------------------------------------   -------------------------------------------
                                            2000           1999          1998           2000           1999             1998
                                         ------------  -------------  ------------  -------------  --------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)..........  $   (19,514)  $     41,579   $    75,449   $     (9,470)  $   1,388,661    $    108,037
 Net realized gains (losses)...........      402,063       (860,332)     (538,516)      (289,736)         13,375         232,246
 Net unrealized appreciation
  (depreciation) during
  the period...........................    1,245,582      1,757,919      (830,390)       892,135      (1,001,208)        236,333
                                         -----------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net assets
 resulting from operations.............    1,628,131        939,166    (1,293,457)       592,929         400,828         576,616
From policyholder transactions:
 Net premiums from policyholders.......    6,813,614     32,024,751    18,837,112      1,722,182      11,809,133       4,563,154
 Net benefits to policyholders.........   (6,026,008)   (29,579,995)   (7,855,945)    (2,633,767)     (9,775,543)     (6,481,542)
                                         -----------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions..........................      787,606      2,444,756    10,981,167       (911,585)      2,033,590      (1,918,388)
                                         -----------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net assets..    2,415,737      3,383,922     9,687,710       (318,656)      2,434,418      (1,341,772)
Net assets at beginning of period......   19,138,533     15,754,611     6,066,901      9,925,831       7,491,413       8,833,185
                                         -----------   ------------   -----------   ------------   -------------    ------------
Net assets at end of period............  $21,554,270   $ 19,138,533   $15,754,611   $  9,607,175   $   9,925,831    $  7,491,413
                                         ===========   ============   ===========   ============   =============    ============




                                               REAL ESTATE EQUITY SUBACCOUNT                 GROWTH & INCOME SUBACCOUNT
                                          ----------------------------------------   -------------------------------------------
                                             2000           1999          1998           2000           1999             1998
                                          ------------  -------------  ------------  -------------  --------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income..................  $   197,532   $    515,377   $   283,067   $    289,852   $  22,850,302    $  8,975,814
 Net realized gains (losses)............     (213,163)      (735,504)     (454,979)       563,798       6,207,253       2,061,212
 Net unrealized appreciation
  (depreciation) during
  the period............................      349,789         80,925      (698,676)     2,749,417      (5,814,839)      7,759,307
                                          -----------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net assets
 resulting from operations..............      334,158       (139,202)     (870,588)     3,603,067      23,242,716      18,796,333
From policyholder transactions:
 Net premiums from policyholders........    5,164,186     22,699,314     6,964,604     20,391,023     196,639,863      60,975,616
 Net benefits to policyholders..........   (4,454,487)   (18,093,640)   (5,513,221)   (20,568,695)   (106,763,955)    (31,360,866)
                                          -----------   ------------   -----------   ------------   -------------    ------------
Net increase in net assets resulting
 from policyholder transactions.........      709,699      4,605,674     1,451,383       (177,672)     89,875,908      29,614,750
                                          -----------   ------------   -----------   ------------   -------------    ------------
Net increase (decrease) in net assets...    1,043,857      4,466,472       580,795      3,425,395     113,118,624      48,411,083
Net assets at beginning of period.......    9,238,646      4,772,174     4,191,379    209,525,898      96,407,275      47,996,192
                                          -----------   ------------   -----------   ------------   -------------    ------------
Net assets at end of period.............  $10,282,503   $  9,238,646   $ 4,772,174   $212,951,293   $ 209,525,899    $ 96,407,275
                                          ===========   ============   ===========   ============   =============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED MARCH 31,


                                                     MANAGED SUBACCOUNT                       SHORT-TERM BOND SUBACCOUNT
                                          -----------------------------------------   ------------------------------------------
                                              2000           1999          1998           2000           1999            1998
                                          -------------  -------------  -----------   -------------  -------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income..................  $    810,423   $ 10,756,436   $ 3,484,281   $    203,511   $    907,486    $    926,217
 Net realized gains (losses)............       (51,990)     2,233,258       278,186       (112,846)      (441,667)         24,740
 Net unrealized appreciation
  (depreciation) during
  the period............................     1,363,763     (6,419,069)    1,791,231         68,551        (85,754)       (136,999)
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net increase in net assets resulting
 from operations........................     2,122,196      6,570,625     5,553,698        159,216        380,065         813,958
From policyholder transactions:
 Net premiums from policyholders........     5,409,063    113,292,872    21,019,273      7,974,976     41,259,110      27,490,588
 Net benefits to policyholders..........    (4,863,022)   (34,219,380)   (8,281,600)    (5,532,589)   (49,156,693)    (21,534,195)
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions...........................       546,041     79,073,492    12,737,673      2,442,387     (7,897,583)      5,956,393
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets...     2,668,237     85,644,117    18,291,371      2,601,603     (7,517,518)      6,770,351
Net assets at beginning of period.......   125,710,810     40,066,692    21,775,321     11,728,988     19,246,506      12,476,155
                                          ------------   ------------   -----------   ------------   ------------    ------------
Net assets at end of period.............  $128,379,047   $125,710,809   $40,066,692   $ 14,330,591   $ 11,728,988    $ 19,246,506
                                          ============   ============   ===========   ============   ============    ============




                                            SMALL CAP VALUE SUBACCOUNT                  INTERNATIONAL OPERATIONS SUBACCOUNT
                                  ----------------------------------------------   ---------------------------------------------
                                      2000            1999             1998            2000           1999             1998
                                  -------------  ---------------  --------------   -------------  -------------  ---------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss)...  $     72,846   $      344,711   $       14,015   $    (34,751)  $  2,006,004    $        53,396
 Net realized gains (losses)....        54,419         (979,002)          (9,919)     1,363,359      1,907,809            191,495
 Net unrealized appreciation
  (depreciation) during
  the period....................       (47,196)         325,684         (523,693)    (1,275,014)     3,818,953          1,108,416
                                  ------------   --------------   --------------   ------------   ------------    ---------------
Net increase (decrease) in net
 assets resulting from
 operations.....................        80,069         (308,607)        (519,597)        53,594      7,732,766          1,353,307
From policyholder transactions:
 Net premiums from policyholders     6,820,059       39,172,672       11,420,833     19,896,505     43,216,216         23,844,756
 Net benefits to policyholders..    (3,922,931)     (30,591,417)      (4,363,378)   (13,614,477)   (38,372,463)       (12,275,087)
                                  ------------   --------------   --------------   ------------   ------------    ---------------
Net increase in net assets
 resulting from policyholder
 transactions...................     2,897,128        8,581,255        7,057,455      6,282,028      4,843,753         11,569,669
                                  ------------   --------------   --------------   ------------   ------------    ---------------
Net increase in net assets......     2,977,197        8,272,648        6,537,858      6,335,622     12,576,519         12,922,976
Net assets at beginning of
 period.........................    18,783,397       10,510,748        3,972,890     31,535,050     18,958,530          6,035,554
                                  ------------   --------------   --------------   ------------   ------------    ---------------
Net assets at end of period.....  $ 21,760,594   $   18,783,396   $   10,510,748   $ 37,870,672   $ 31,535,049    $    18,958,530
                                  ============   ==============   ==============   ============   ============    ===============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED MARCH 31,

                                                   EQUITY INDEX SUBACCOUNT                        GLOBAL BOND SUBACCOUNT
                                         -------------------------------------------    ------------------------------------------
                                              2000          1999           1998             2000           1999           1998
                                         -------------  -------------  -------------    -------------  -------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income ................. $    315,101   $   5,503,450   $  1,211,729    $      18,113   $    424,767    $   283,651
 Net realized gains (losses) ...........    1,407,391       7,681,081        691,270         (240,729)      (204,675)        81,659
 Net unrealized appreciation
  (depreciation) during
  the period ...........................    2,436,887       4,678,509      6,098,919          363,167       (433,526)        43,608
                                         ------------   -------------   ------------    -------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations .............    4,159,379      17,863,040      8,001,918          140,551       (213,434)       408,918
From policyholder transactions:
 Net premiums from policyholders .......   30,486,120     225,994,914     60,690,933        2,169,780     11,387,398      9,258,713
 Net benefits to policyholders .........  (17,507,140)   (147,909,470)   (31,166,123)      (4,458,286)   (10,615,019)    (3,008,341)
                                         ------------   -------------   ------------    -------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions ..........................   12,978,980      78,085,444     29,524,810       (2,288,506)       772,379      6,250,372
                                         ------------   -------------   ------------    -------------   ------------    -----------
Net increase (decrease) in net assets ..   17,138,359      95,948,484     37,526,728       (2,147,955)       558,945      6,659,290
Net assets at beginning of period ......  149,913,130      53,964,647     16,437,919        8,838,517      8,279,571      1,620,281
                                         ------------   -------------   ------------    -------------   ------------    -----------
Net assets at end of period ............ $167,051,489   $  49,913,131   $ 53,964,647    $   6,690,562   $  8,838,516    $ 8,279,571
                                         ============   =============   ============    =============   ============    ===========

                                                  TURNER CORE GROWTH SUBACCOUNT           BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                                            ------------------------------------------    ----------------------------------------
                                                2000          1999           1998             2000          1999           1998
                                            -------------  ------------  --------------   -------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) ............       (22,143)  $ 1,315,438   $      77,203         (14,102)  $   515,681    $   343,646
 Net realized gains ......................       868,800     1,038,462         156,278          52,962       507,727         89,337
 Net unrealized appreciation
  (depreciation) during
  the period .............................     1,770,438     1,626,646         562,620        (506,321)    3,486,097         91,915
                                            ------------   -----------   -------------    ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations ...............     2,617,095     3,980,546         796,101        (467,461)    4,509,505        524,898
From policyholder transactions:
 Net premiums from policyholders .........     7,163,231    23,098,524       4,779,974       5,406,790    12,134,533      5,520,633
 Net benefits to policyholders ...........    (6,042,692)   (9,308,254)     (1,690,860)     (1,736,210)   (5,569,496)    (2,041,375)
                                            ------------   -----------   -------------    ------------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions ...............     1,120,539    13,790,270       3,089,114       3,670,580     6,565,037      3,479,258
                                            ------------   -----------   -------------    ------------   -----------    -----------
Net increase in net assets ...............     3,737,634    17,770,816       3,885,215       3,203,119    11,074,542      4,004,156
Net assets at beginning of period ........    22,671,006     4,900,189       1,014,974      17,415,297     6,340,754      2,336,598
                                            ------------   -----------   -------------    ------------   -----------    -----------
Net assets at end of period ..............  $ 26,408,640   $22,671,005   $   4,900,189    $ 20,618,416   $17,415,296    $ 6,340,754
                                            ============   ===========   =============    ============   ===========    ===========


See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED MARCH 31,


                                             FRONTIER CAPITAL APPRECIATION SUBACCOUNT        ENHANCED U.S. EQUITY SUBACCOUNT
                                            ------------------------------------------   ----------------------------------------
                                                2000            1999          1998          2000          1999           1998
                                            --------------  -------------  -----------   ------------  ------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)............   $     (17,350)  $    449,994   $     9,897   $    (5,830)  $   518,137    $    68,233
 Net realized gains (losses).............         466,929        624,068      (445,752)       55,792       264,436         87,723
 Net unrealized appreciation during
  the period.............................       2,840,905      3,431,408       432,064        31,920       151,562         89,677
                                            -------------   ------------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations...............       3,290,484      4,505,470        (3,791)       81,882       934,135        245,633
From policyholder transactions:
 Net premiums from policyholders.........       8,319,565     25,135,447    13,982,031     3,512,323     6,480,741      3,031,309
 Net benefits to policyholders...........      (3,328,234)   (22,331,613)   (9,695,520)   (2,694,336)   (3,151,279)    (1,299,530)
                                            -------------   ------------   -----------   -----------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions...............       4,991,331      2,803,834     4,286,511       817,987     3,329,462      1,731,779
                                            -------------   ------------   -----------   -----------   -----------    -----------
Net increase in net assets...............       8,281,815      7,309,304     4,282,720       899,869     4,263,597      1,977,412
Net assets at beginning of period........      16,985,022      9,675,718     5,392,998     6,738,214     2,474,617        497,205
                                            -------------   ------------   -----------   -----------   -----------    -----------
Net assets at end of period..............   $  25,266,837   $ 16,985,022   $ 9,675,718   $ 7,638,083   $ 6,738,214    $ 2,474,617
                                            =============   ============   ===========   ===========   ===========    ===========




                                                                                                     GLOBAL EQUITY
                                        EMERGING MARKETS EQUITY SUBACCOUNT                            SUBACCOUNT
                                 ------------------------------------------------   ------------------------------------------------
                                      2000            1999             1998*            2000            1999              1998*
                                 ---------------  --------------  ---------------   --------------  --------------  ----------------
Increase (decrease) in net
 assets from operations:
 Net investment income
  (loss).......................  $       (6,661)  $     132,259      $        135      $    (1,101)    $     4,204    $        152
 Net realized gains (losses)...         841,365         663,998           (45,975)          27,715          82,873         (21,835)
 Net unrealized appreciation
  (depreciation) during the
  period.......................        (423,198)        432,248             2,289            2,640          47,295           4,812
                                 --------------   -------------      ------------      -----------     -----------    ------------
Net increase (decrease) in
 net assets resulting from
 operations....................         411,506       1,228,505           (43,551)          29,254         134,372         (16,871)
From policyholder
 transactions:
 Net premiums from
  policyholders................      18,848,748      18,579,194         2,434,226        1,111,909       3,151,983       2,372,034
 Net benefits to
  policyholders................     (16,434,122)    (16,271,324)       (2,203,670)        (522,788)     (2,613,505)     (2,191,135)
                                 --------------   -------------      ------------      -----------     -----------    ------------
Net increase in net assets
 resulting from policyholder
 transactions..................       2,414,626       2,307,870           230,556          589,121         538,478         180,899
                                 --------------   -------------      ------------      -----------     -----------    ------------
Net increase in net assets.....       2,826,132       3,536,375           187,005          618,375         672,850         164,028
Net assets at beginning of
 period........................       3,724,873         187,005                 0          836,879         164,028               0
                                 --------------   -------------      ------------      -----------     -----------    ------------
Net assets at end of period....  $    6,551,005   $   3,723,380      $    187,005      $ 1,455,254     $   836,878    $    164,028
                                 ==============   =============      ============      ===========     ===========    ============

---------
*From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        YEARS AND PERIODS ENDED MARCH 31,

                                                                BOND INDEX
                                                                SUBACCOUNT                     SMALL/MID CAP CORE SUBACCOUNT
                                                  -------------------------------------   --------------------------------------
                                                      2000         1999        1998*          2000          1999         1998*
                                                  -----------  -----------  -----------   ------------  ------------  ----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) ..................  $   92,333   $   130,136   $   22,905   $    (1,098)  $    52,711    $     (535)
 Net realized gains (losses) ...................      (5,117)     (104,174)       1,002       106,765        65,733       (25,196)
 Net unrealized appreciation (depreciation)
  during the period ............................      48,121       (78,192)     (10,217)      (19,659)      (10,735)       18,718
                                                  ----------   -----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from operations ...............................     135,337       (52,230)      13,690        86,008       107,709        (7,013)
From policyholder transactions:
 Net premiums from policyholders ...............   1,414,394     6,471,518    1,176,234     6,028,335     5,817,483     1,089,030
 Net benefits to policyholders .................    (901,805)   (2,358,694)    (124,467)   (5,789,766)   (5,611,532)     (778,864)
                                                  ----------   -----------   ----------   -----------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions .....................     512,589     4,112,824    1,051,767       238,569       205,951       310,166
                                                  ----------   -----------   ----------   -----------   -----------    ----------
Net increase in net assets .....................     647,926     4,060,594    1,065,457       324,577       313,660       303,153
Net assets at beginning of period ..............   5,126,051     1,065,457            0       616,813       303,153             0
                                                  ----------   -----------   ----------   -----------   -----------    ----------
Net assets at end of period ....................  $5,773,977   $ 5,126,051   $1,065,457   $   941,390   $   616,813    $  303,153
                                                  ==========   ===========   ==========   ===========   ===========    ==========

                                                                          HIGH YIELD BOND
                                                                            SUBACCOUNT
                                                             ----------------------------------------
                                                                 2000          1999          1998*
                                                             ------------  -------------  -----------
Increase (decrease) in net assets
 from operations:
 Net investment income ...................................   $    81,942   $    340,435    $    86,759
 Net realized gains (losses) .............................       (16,585)        42,365         64,824
 Net unrealized appreciation
  (depreciation) during the period .......................      (189,115)      (139,659)       149,416
                                                             -----------   ------------    -----------
Net increase (decrease) in net
 assets resulting from operations ........................      (123,758)       243,141        300,999
From policyholder transactions:
 Net premiums from policyholders .........................     1,581,720     19,870,990      6,683,673
 Net benefits to policyholders ...........................    (2,251,407)   (20,368,501)    (2,457,088)
                                                             -----------   ------------    -----------
Net increase (decrease) in net
 assets resulting from
 policyholder transactions ...............................      (669,687)      (497,511)     4,226,585
                                                             -----------   ------------    -----------
Net increase (decrease) in net
 assets ..................................................      (793,445)      (254,370)     4,527,584
Net assets at beginning of period ........................     4,273,214      4,527,584              0
                                                             -----------   ------------    -----------
Net assets at end of period ..............................   $ 3,479,769   $  4,273,214    $ 4,527,584
                                                             ===========   ============    ===========


---------
*From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                 MARCH 31, 2000

1. ORGANIZATION

  John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At March 31, 2000, there were no outstanding policy loans.

3. TRANSACTION WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at March 31, 2000 were as follows:


       PORTFOLIO                SHARES OWNED       COST            VALUE
       ---------                ------------   ------------    ------------
    Large Cap Growth ......       4,725,708    $129,759,928    $138,569,677
    Sovereign Bond ........       3,720,404      54,957,680      34,270,887
    International Equity
     Index ................       1,828,860      42,194,387      35,888,903
    Small Cap Growth ......       1,783,544      44,638,874      39,276,067
    International Balanced          411,770       5,792,382       4,263,961
    Mid Cap Growth ........       2,559,283      61,055,048      76,842,451
    Large Cap Value .......       2,322,131      36,125,073      30,338,048
    Money Market ..........       6,966,470     137,421,592      69,694,685
    Mid Cap Value .........       1,556,021      25,731,991      21,554,270
    Small/Mid Cap Growth ..         639,205      13,859,500       9,607,175
    Real Estate Equity ....         878,277      15,150,096      10,282,503
    Growth & Income .......      10,470,973     216,940,978     212,951,293
    Managed ...............       8,209,595     135,063,985     128,379,047
    Short-Term Bond .......       1,472,374      22,331,767      14,330,591
    Small Cap Value .......       2,002,962      25,350,551      21,760,594
    International
     Opportunities ........       2,498,318      47,315,632      37,870,672
    Equity Index ..........       8,004,018     158,931,331     167,051,489
    Global Bond ...........         668,397      14,205,761       6,690,562
    Turner Core Growth ....       1,042,593      29,103,994      26,408,640
    Brandes International
     Equity ...............       1,374,582      17,355,048      20,618,416
    Frontier Capital
     Appreciation .........         999,103      21,184,263      25,266,837
    Enhanced U.S. Equity ..         362,858       8,235,003       7,638,083
    Emerging Markets
     Equity ...............         498,382      18,281,972       6,551,005
    Global Equity .........         115,407       2,131,686       1,455,254
    Bond Index ............         611,908       6,074,464       5,773,977
    Small/Mid Cap CORE ....          89,127       2,920,766         941,390
    High Yield Bond .......         405,962       6,265,268       3,479,769

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund and of M Fund during 1999 were as follows:


                   PORTFOLIO                   PURCHASES        SALES
                   ---------                 ------------    ------------
      Large Cap Growth ..................    $ 62,265,535    $ 14,711,539
      Sovereign Bond ....................      38,288,617      29,280,010
      International Equity Index ........      32,519,440      17,541,313
      Small Cap Growth ..................      27,757,302      12,281,978
      International Balanced ............       3,415,587       1,768,784
      Mid Cap Growth ....................      45,338,211      14,783,738
      Large Cap Value ...................      22,257,609      10,304,554
      Money Market ......................     304,141,849     329,646,739
      Mid Cap Value .....................      15,413,952      12,927,617
      Small/Mid Cap Growth ..............       8,759,614       5,337,363
      Real Estate Equity ................      13,375,520       8,254,469
      Growth & Income ...................     144,949,345      32,223,136
      Managed ...........................     111,633,323      21,803,394
      Short-Term Bond ...................      17,352,671      24,342,768
      Small Cap Value ...................      16,062,747       7,136,780
      International Opportunities .......      24,767,973      17,918,215
      Equity Index ......................     124,086,502      40,497,607
      Global Bond .......................      10,322,531       9,125,384
      Turner Core Growth ................      20,980,047       5,874,338
      Brandes International Equity ......      10,664,333       3,583,615
      Frontier Capital Appreciation .....      13,387,462      10,133,633
      Enhanced U.S. Equity ..............       5,925,334       2,077,734
      Emerging Markets Equity ...........       9,682,573       7,242,444
      Global Equity .....................       2,167,637       1,624,954
      Bond Index ........................       5,900,997       1,658,038
      Small/Mid Cap CORE ................       3,312,578       3,053,916
      High Yield Bond ...................      11,898,171      12,055,248

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

5. NET ASSETS

  Accumulation shares attributable to net assets of policyholders and accumulation share values for each portfolio at March 31, 2000 were as follows:


                                      VEP CLASS #1                VEP CLASS #2               VEP CLASS #3
                               --------------------------  --------------------------  --------------------------
                               ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
PORTFOLIO                         SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
---------                      ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth                 501,219        36.64         452,200       36.75        211,942         36.87
Sovereign Bond                   225,529        14.01         160,910       14.05         34,047         14.10
International Equity Index       241,826        17.49         177,419       17.55          5,314         17.60
Small Cap Growth                 187,881        24.93         186,116       24.98         34,022         25.03
International Balanced            18,384        12.87          25,851       12.90         15,065         12.93
Mid Cap Growth                   244,467        36.47         184,426       36.54         60,720         36.61
Large Cap Value                  195,113        15.68         139,786       15.71         24,929         15.74
Money Market                     587,473        13.25       1,124,720       13.29        419,434         13.33
Mid Cap Value                    120,750        15.21          49,381       15.24          3,276         15.27
Small/Mid Cap Growth              88,999        21.14          89,441       21.20              0         21.26
Real Estate Equity                95,604        14.85          55,305       14.89         19,250         14.94
Growth & Income                  996,212        31.41         591,014       31.51        179,428         31.60
Managed                          550,878        21.22         284,687       21.29         39,917         21.35
Short-Term Bond                   84,327        13.10          94,761       13.14          9,722         13.18
Small Cap Value                  117,863        12.27          89,562       12.29         22,744         12.32
International Opportunities      140,734        16.48         191,629       16.51          6,658         16.54
Equity Index                     546,625        23.54         605,346       23.58        211,658         23.63
Global Bond                       55,879        12.37          48,921       12.39         18,599         12.41
Turner Core Growth                31,801        31.21          15,389       31.28              0         31.34
Brandes International Equity      22,721        16.32          33,499       16.35              0         16.39
Frontier Capital Appreciation     26,137        27.20          13,250       27.26              0         27.31
Enhanced U.S. Equity               4,387        17.51               0       17.54              0         17.56
Emerging Markets Equity           61,060        13.69         160,303       13.70         13,962         13.71
Global Equity                     27,243        12.68          27,262       12.69          2,252         12.70
Bond Index                       100,226        10.59          99,922       10.60         63,929         10.60
Small/Mid Cap CORE                18,057        11.56          12,509       11.57          4,270         11.58
High Yield Bond                   45,997         9.76          41,613        9.77          2,141          9.78

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                    V COLI  CLASS #4            V COLI  CLASS #5            V COLI  CLASS #6
                               --------------------------  --------------------------  --------------------------
                               ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
PORTFOLIO                         SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
---------                      ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth                 624,782        36.96        302,096        37.00        273,725         37.04
Sovereign Bond                    14,891        14.89        610,911        14.91        449,306         14.92
International Equity Index        39,735        16.23        160,610        16.25        232,734         16.27
Small Cap Growth                  66,214        25.38         39,775        25.39         46,461         25.42
International Balanced            40,176        13.10         10,196        13.11         54,443         13.12
Mid Cap Growth                   151,297        37.12        135,265        37.15         63,453         37.17
Large Cap Value                  168,223        15.96        160,487        15.97        419,835         15.98
Money Market                     173,689        13.19        290,988        13.20        159,826         13.22
Mid Cap Value                     81,017        15.48         17,842        15.49        240,521         15.50
Small/Mid Cap Growth              25,267        21.17            378        21.19         29,661         21.21
Real Estate Equity                57,478        15.40          5,284        15.42        199,999         15.43
Growth & Income                  581,341        31.39        528,494        31.42         25,701         31.45
Managed                          144,003        22.01        118,971        22.04        128,144         22.06
Short-Term Bond                  185,563        13.36        424,715        13.38              0             0
Small Cap Value                   32,369        12.49         50,061        12.50        278,886         12.50
International Opportunities      219,385        16.77        180,790        16.78        104,577         16.79
Equity Index                     336,797        23.96         64,760        23.98        558,737         23.99
Global Bond                       49,441        12.59          5,046        12.60              0         12.61
Turner Core Growth                 9,891        31.81         20,258        31.83              0         31.86
Brandes International Equity     107,998        16.63        108,224        16.65         39,650         16.66
Frontier Capital Appreciation     90,714        27.72         67,224        27.74              0         27.77
Enhanced U.S. Equity              18,732        17.74          6,871        17.74              0         17.67
Emerging Markets Equity                0        13.81         39,505        13.81              0         13.81
Global Equity                          0        12.80              0        12.80              0         12.80
Bond Index                         2,500        10.68         19,774        10.68              0         10.68
Small/Mid Cap CORE                     0        11.67              0        11.67              0         11.67
High Yield Bond                    1,565         9.98              0         0.98          8,654          9.85

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                              MEDALLION EXECUTIVE VLI CLASS #7         MVEP CLASS #8               MVUL CLASS #9
                             ---------------------------------   --------------------------  --------------------------
                               ACCUMULATION      ACCUMULATION    ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
PORTFOLIO                         SHARES         SHARE VALUES       SHARES     SHARE VALUES     SHARES      SHARE VALUES
---------                    ----------------  ----------------  ------------  ------------  ------------  --------------
Large Cap Growth                  112,264           85.40           799,241       26.61        346,876         23.70
Sovereign Bond                     56,595           24.06           302,433       12.64        338,834         11.90
International Equity Index        146,837           27.50           777,766       15.04        220,189         15.52
Small Cap Growth                  181,468           24.96           309,201       25.20        209,297         28.33
International Balanced             58,124           12.89            42,203       13.01         36,194         12.47
Mid Cap Growth                    181,012           36.51           411,691       36.87        120,647         40.88
Large Cap Value                   340,696           15.69           144,765       15.85        120,405         13.55
Money Market                      351,729           18.33           681,051       12.10        410,096         11.58
Mid Cap Value                     484,280           15.22           236,146       15.38         58,151         12.99
Small/Mid Cap Growth                5,968           21.17           263,530       13.51         34,027         13.75
Real Estate Equity                 42,675           22.83           146,961       12.66         42,185          9.75
Growth & Income                   833,145           69.25         1,328,327       22.26        456,665         19.45
Managed                         2,310,154           40.30           226,876       17.09        120,259         15.63
Short-Term Bond                    90,405           13.12            44,158       12.06         95,975         11.56
Small Cap Value                   619,523           12.28           321,868       12.40         92,320         11.77
International Opportunities       631,815           16.50           248,891       16.65        454,435         15.94
Equity Index                      602,588           23.56         1,254,544       23.79        666,253         20.30
Global Bond                       167,161           12.38            61,755       12.50         64,901         11.80
Turner Core Growth                      0           29.04           211,545       28.32         69,350         27.22
Brandes International
 Equity                                 0           16.55           542,598       15.97         59,761         17.06
Frontier Capital
 Appreciation                           0           25.24           453,530       23.01         87,539         22.27
Enhanced U.S. Equity                    0           13.28           149,272       17.65        163,219         17.65
Emerging Markets Equity            43,842           13.69            79,087       13.76         40,699         13.76
Global Equity                      25,141           12.69            24,262       12.75            852         12.75
Bond Index                         27,803           10.59            19,951       10.64            180         10.64
Small/Mid Cap CORE                    174           11.57            18,128       11.62            706         11.62
High Yield Bond                    21,279            9.76            86,249        9.81         83,050          9.81

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                   MVUL 98 CLASS #10           MVEP 98 CLASS #11           MEVL II CLASS #12
                               --------------------------  --------------------------  --------------------------
                               ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
PORTFOLIO                         SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
---------                      ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth                  257,292       23.70        225,326        26.61         4,496          87.48
Sovereign Bond                    132,915       11.90        121,516        12.64             0          28.75
International Equity Index         50,283       15.52         94,430        15.04         1,229          29.08
Small Cap Growth                  178,252       28.33         75,478        25.20             0          25.55
International Balanced             24,342       12.47          5,498        13.01             0          13.19
Mid Cap Growth                    325,412       40.88        155,427        36.87         4,597          37.36
Large Cap Value                    82,162       13.55        148,074        15.85             0          16.07
Money Market                      913,953       11.58        249,610        12.10             0          13.26
Mid Cap Value                      70,658       12.99         63,590        15.38             0          15.59
Small/Mid Cap Growth               15,647       13.75         21,186        13.51             0              0
Real Estate Equity                 15,207        9.84         23,604        12.66             0          23.94
Growth & Income                 1,057,563       19.45        214,058        22.26         2,544          82.96
Managed                            82,529       15.63         51,746        17.09         2,049          47.71
Short-Term Bond                    34,938       11.56         32,271        12.06         5,208          13.60
Small Cap Value                    33,605       11.77        107,429        12.40             0          12.57
International Opportunities        55,230       15.94         65,769        16.65             0          16.88
Equity Index                    2,032,606       20.30        537,822        23.79         9,694          24.12
Global Bond                        42,596       11.80         29,112        12.50             0          12.67
Turner Core Growth                345,860       27.22        235,445        28.32             0          32.04
Brandes International Equity      123,322       17.06        228,923        15.97             0          16.75
Frontier Capital Appreciation     240,310       22.27         91,600        23.01             0          26.83
Enhanced U.S. Equity               51,190       17.65         38,188        17.65             0          17.82
Emerging Markets Equity            24,399       13.76         14,489        13.76             0          13.85
Global Equity                       5,262       12.75          2,275        12.75             0          12.83
Bond Index                        140,959       10.64         68,555        10.64             0          10.71
Small/Mid Cap CORE                 12,671       11.62         14,654        11.62             0          11.70
High Yield Bond                    18,929        9.81         45,739         9.81             0           9.88

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                     VEP CLASS #13
                               --------------------------
                               ACCUMULATION   ACCUMULATION
PORTFOLIO                         SHARES      SHARE VALUES
---------                      ------------  --------------
Large Cap Growth                    502          87.48
Sovereign Bond                        0          28.75
International Equity Index          879          29.08
Small Cap Growth                    588          25.55
International Balanced                0          13.19
Mid Cap Growth                      877          37.36
Large Cap Value                      13          16.07
Money Market                      7,184          13.26
Mid Cap Value                         0          15.59
Small/Mid Cap Growth                  0          21.94
Real Estate Equity                    0          23.94
Growth & Income                     307          82.96
Managed                             372          47.71
Short-Term Bond                       0          13.60
Small Cap Value                       0          12.57
International Opportunities       1,226          16.88
Equity Index                      1,481          24.12
Global Bond                           0          12.67
Turner Core Growth                    0          32.04
Brandes International Equity          0          16.75
Frontier Capital Appreciation         0          26.83
Enhanced U.S. Equity                  0          17.82
Emerging Markets Equity             717          13.85
Global Equity                         0          12.83
Bond Index                            0          10.71
Small/Mid Cap CORE                    0          11.70
High Yield Bond                       0           9.88

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Policyholders of
John Hancock Variable Life Account S
of John Hancock Variable Life Insurance Company

   We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account S (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account S at December 31, 1999, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 11, 2000

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999


                                                           INTERNATIONAL
                            LARGE CAP        SOVEREIGN        EQUITY         SMALL CAP
                              GROWTH           BOND            INDEX          GROWTH
                            SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                           ------------     -----------    -------------   -------------
ASSETS
Cash..................... $      8,016    $      2,380    $      2,435    $      2,357
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value...................  115,521,551      38,321,474      33,198,674      31,022,828
Investments in shares
 of portfolios of M
 Fund Inc., at value.....         --              --              --              --
Receivable from:
 John Hancock Variable
  Series Trust I.........       21,617          12,536             419         208,513
 M Fund Inc..............         --              --              --              --
                          ------------     -----------     -----------     -----------
Total assets.............  115,551,184      38,336,390      33,201,528      31,233,698
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company................       20,467          12,194              75         208,172
 M Fund Inc..............         --              --              --              --
Asset charges payable....        9,166           2,723           2,779           2,698
                          ------------     -----------     -----------     -----------
Total liabilities........       29,633          14,917           2,854         210,870
                          ------------     -----------     -----------     -----------
Net assets............... $115,521,551     $38,321,473     $33,198,674     $31,022,828
                          ============     ===========     ===========     ===========

                            INTERNATIONAL    MID CAP       LARGE CAP        MONEY
                              BALANCED       GROWTH          VALUE         MARKET
                             SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                            -------------  -----------    -----------   -------------
ASSETS
Cash......................  $      304    $     4,698    $     1,803    $     3,061
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value....................   4,591,857     63,499,616     27,106,918     61,006,769
Investments in shares
 of portfolios of M
 Fund Inc., at value......        --             --             --             --
Receivable from:
 John Hancock Variable
  Series Trust I..........          52         27,659         12,738      1,396,082
 M Fund Inc...............        --             --             --             --
                            ----------    -----------    -----------    -----------
Total assets..............   4,592,213     63,531,973     27,121,459     62,405,912
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company.................           9         26,980         12,479      1,395,329
 M Fund Inc...............        --             --             --             --
Asset charges payable.....         348          5,377          2,063          3,814
                            ----------    -----------    -----------    -----------
Total liabilities.........         357         32,357         14,542      1,399,143
                            ----------    -----------    -----------    -----------
Net assets................  $4,591,856    $63,499,616    $27,106,917    $61,006,769
                            ==========    ===========    ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999


                             MID CAP      SMALL/MID CAP    REAL ESTATE      GROWTH &
                              VALUE           GROWTH          EQUITY         INCOME
                            SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                           ------------   --------------   ------------   ------------
ASSETS
Cash ..................   $      1,422    $        701    $        611    $     17,877
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value ................     19,138,533       9,925,831       9,238,646     209,525,898
Investments in shares
 of portfolios of M
 Fund Inc., at value...           --              --              --              --
Receivable from:
 John Hancock Variable
  Series Trust I ......         38,609         580,155              88         330,982
 M Fund Inc. ..........           --              --              --              --
                          ------------  --------------    ------------    ------------
Total assets ..........     19,178,564      10,506,687       9,239,345     209,874,757
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company .............         38,404         580,049            --           328,424
 M Fund Inc. ..........           --              --              --              --
Asset charges
 payable ..............          1,627             807             699          20,434
                          ------------  --------------    ------------    ------------
Total liabilities .....         40,031         580,856             699         348,858
                          ------------  --------------    ------------    ------------
Net assets ............   $ 19,138,533    $  9,925,831    $  9,238,646    $209,525,899
                          ============  ==============    ============    ============




                                            SHORT-TERM       SMALL CAP    INTERNATIONAL
                             MANAGED           BOND            VALUE      OPPORTUNITIES
                            SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                            ----------      ----------      ----------    -------------
ASSETS
Cash ..................   $     13,307    $        731    $      1,430    $      2,454
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value ................    125,710,809      11,728,988      18,783,397      31,535,050
Investments in shares
 of portfolios of M
 Fund Inc., at value...           --              --              --              --
Receivable from:
 John Hancock Variable
  Series Trust I ......         34,311             215         189,514           1,308
 M Fund Inc. ..........           --              --              --              --
                          ------------     -----------     -----------     -----------
Total assets ..........    125,758,427      11,729,934      18,974,341      31,538,812
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company .............         32,402             114         189,306             955
 M Fund Inc. ..........           --              --              --              --
Asset charges
 payable ..............         15,216             832           1,639           2,808
                          ------------     -----------     -----------     -----------
Total liabilities .....         47,618             946         190,945           3,763
                          ------------     -----------     -----------     -----------
Net assets ............   $125,710,809    $ 11,728,988    $ 18,783,396    $ 31,535,049
                          ============     ===========     ===========     ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999


                                                              TURNER         BRANDES
                              EQUITY          GLOBAL           CORE       INTERNATIONAL
                              INDEX            BOND           GROWTH         EQUITY
                            SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                            ----------      ----------      -----------  ---------------
ASSETS
Cash ..................   $     10,574    $        734    $      1,535    $      1,016
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value ................    149,913,130       8,838,516            --              --
Investments in shares
 of portfolios of M
 Fund Inc., at value...           --              --        22,671,006      17,415,296
Receivable from:
 John Hancock Variable
  Series Trust I ......        126,680         766,077             222             271
 M Fund Inc. ..........           --              --              --              --
                          ------------      ----------     -----------     -----------
Total assets ..........    150,050,384       9,605,327      22,672,763      17,416,583
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company .............        125,115         765,972            --               122
 M Fund Inc. ..........           --              --              --              --
Asset charges
 payable ..............         12,138             839           1,758           1,165
                          ------------      ----------     -----------     -----------
Total liabilities .....        137,253         766,811           1,758           1,287
                          ------------      ----------     -----------     -----------
Net assets ............   $149,913,131    $  8,838,516    $ 22,671,005    $ 17,415,296
                          ============      ==========     ===========     ===========

                              FRONTIER                       EMERGING
                              CAPITAL        ENHANCED        MARKETS          GLOBAL
                            APPRECIATION    U.S. EQUITY       EQUITY          EQUITY
                             SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                            ------------    -----------     ----------     ------------
ASSETS
Cash ....................    $     1,031    $       437    $       370    $        71
Investments in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value ......           --             --        3,723,380        836,878
Investments in shares of
 portfolios of M Fund
 Inc., at value .........     16,985,022      6,738,214           --             --
Receivable from:
 John Hancock Variable
  Series Trust I ........            771             63            254             24
 M Fund Inc. ............           --             --             --             --
                             -----------     ----------     ----------       --------
Total assets ............     16,986,824      6,738,714      3,724,004        836,973
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
   Company ..............            620           --              204             13
 M Fund Inc. ............           --             --             --             --
Asset charges payable ...          1,182            500            420             82
                             -----------     ----------     ----------       --------
Total liabilities .......          1,802            500            624             95
                             -----------     ----------     ----------       --------
Net assets ..............    $16,985,022    $ 6,738,214    $ 3,723,380    $   836,878
                             ===========     ==========     ==========       ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1999



                                                                            HIGH
                                                BOND       SMALL/ MID      YIELD
                                               INDEX        CAP CORE        BOND
                                             SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                             ----------    ----------    ----------
ASSETS
Cash ....................................    $      374      $     56    $      310
Investments in shares of portfolios of
 John Hancock Variable Series Trust I, at
 value ..................................     5,126,051       616,813     4,273,214
Investments in shares of portfolios of M
 Fund Inc., at value ....................          --            --            --
Receivable from:
 John Hancock Variable Series Trust I ...            87             7       906,251
 M Fund Inc. ............................          --            --            --
                                             ----------      --------    ----------
Total assets ............................     5,126,512       616,876     5,179,775
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company ...............................            20          --         906,193
 M Fund Inc. ............................          --            --            --
Asset charges payable ...................           441            63           368
                                             ----------      --------    ----------
Total liabilities .......................           461            63       906,561
                                             ----------      --------    ----------
Net assets ..............................    $5,126,051      $616,813    $4,273,214
                                             ==========      ========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                            STATEMENT OF OPERATIONS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                             LARGE CAP GROWTH SUBACCOUNT            SOVEREIGN BOND SUBACCOUNT
                        --------------------------------------  -----------------------------------
                           1999          1998         1997         1999          1998         1997
                        ------------  -----------  -----------  ------------  -----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I....... $17,558,034   $ 6,312,073  $ 2,884,498  $ 2,851,613   $2,190,901    $855,742
 M Fund Inc............          --            --           --           --           --          --
                        -----------   -----------  -----------  -----------   ----------    --------
Total investment
 income................  17,558,034     6,312,073    2,884,498    2,851,613    2,190,901     855,742
Expenses:
 Mortality and expense
  risks................     324,595       168,652       91,256      126,407       93,556      39,184
                        -----------   -----------  -----------  -----------   ----------    --------
Net investment income..  17,233,439     6,143,421    2,793,242    2,725,206    2,097,345     816,558
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses).............   5,003,007     1,750,881      619,721   (1,391,910)     185,230      80,538
 Net unrealized
  appreciation
  (depreciation)
  during the period....  (2,053,672)    8,041,022    2,301,920   (1,837,190)    (378,058)     63,687
                        -----------   -----------  -----------  -----------   ----------    --------
Net realized and
 unrealized gain
 (loss) on
 investments...........   2,949,335     9,791,903    2,921,641   (3,229,100)    (192,828)    144,225
                        -----------   -----------  -----------  -----------   ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations............ $20,182,774   $15,935,324  $ 5,714,883  $  (503,894)  $1,904,517    $960,783
                        ===========   ===========  ===========  ===========   ==========    ========


                         INTERNATIONAL EQUITY INDEX SUBACCOUNT       SMALL CAP GROWTH SUBACCOUNT
                        --------------------------------------   ----------------------------------
                           1999         1998          1997          1999         1998         1997
                        -----------  -----------  -------------  -----------  -----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I......  $  936,475   $1,930,710   $   422,913    $ 3,697,955  $       --    $    473
 M Fund Inc...........          --           --            --             --          --          --
                        ----------   ----------   -----------    -----------  ----------    --------
Total investment
 income...............     936,475    1,930,710       422,913      3,697,955          --         473
Expenses:
 Mortality and expense
  risks...............      81,058       45,651        33,893         60,221      22,593       6,547
                        ----------   ----------   -----------    -----------  ----------    --------
Net investment income
 (loss)...............     855,417    1,885,059       389,020      3,637,734     (22,593)     (6,074)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains...     753,750      152,030       244,810      2,548,944      58,729      21,707
 Net unrealized
  appreciation
  (depreciation)
  during the period...   4,871,167       78,480    (1,219,540)     3,920,455   1,070,805     126,699
                        ----------   ----------   -----------    -----------  ----------    --------
Net realized and
 unrealized gain
 (loss) on
 investments..........   5,624,917      230,510      (974,730)     6,469,399   1,129,534     148,406
                        ----------   ----------   -----------    -----------  ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations...........  $6,480,334   $2,115,569   $  (585,710)   $10,107,133  $1,106,941    $142,332
                        ==========   ==========   ===========    ===========  ==========    ========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                         INTERNATIONAL BALANCED SUBACCOUNT        MID CAP GROWTH SUBACCOUNT
                        ----------------------------------   ---------------------------------
                           1999         1998       1997         1999         1998        1997
                        -----------  ----------  ----------  -----------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I....... $  372,766   $  185,760  $  61,249   $ 6,491,783  $1,114,374   $     --
 M Fund Inc............         --           --         --            --          --         --
                        ----------   ----------  ---------   -----------  ----------   --------
Total investment
 income................    372,766      185,760     61,249     6,491,783   1,114,374         --
Expenses:
 Mortality and expense
  risks................     13,792        9,687      4,443       102,248      26,123      8,287
                        ----------   ----------  ---------   -----------  ----------   --------
Net investment income
 (loss)................    358,974      176,073     56,806     6,389,535   1,088,251     (8,287)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains....     15,640       24,206      8,667     5,188,018     599,619      1,235
 Net unrealized
  appreciation
  (depreciation)
  during the
  period...............   (173,912)     147,461    (67,714)   15,078,681   1,184,263    486,186
                        ----------   ----------  ---------   -----------  ----------   --------
Net realized and
 unrealized gain
 (loss) on
 investments...........   (158,272)     171,667    (59,047)   20,266,699   1,783,882    487,421
                        ----------   ----------  ---------   -----------  ----------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations............ $  200,702   $  347,740  $  (2,241)  $26,656,234  $2,872,133   $479,134
                        ==========   ==========  =========   ===========  ==========   ========



                           LARGE CAP VALUE SUBACCOUNT           MONEY MARKET SUBACCOUNT
                        ----------------------------------  --------------------------------
                           1999          1998       1997       1999        1998        1997
                        ------------  ----------  --------  ----------  ----------  ----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I....... $ 1,809,072   $  797,874  $194,199  $3,279,928  $1,854,829   $758,434
 M Fund Inc............          --           --        --          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Total investment
 income................   1,809,072      797,874   194,199   3,279,928   1,854,829    758,434
Expenses:
 Mortality and expense
  risks................      88,877       41,415    11,163     291,398     167,813     66,882
                        -----------   ----------  --------  ----------  ----------   --------
Net investment
 income................   1,720,195      756,459   183,036   2,988,530   1,687,016    691,552
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains....     705,454      330,827   164,821          --          --         --
 Net unrealized
  appreciation
  (depreciation)
  during the
  period...............  (2,181,112)     145,355   279,449          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Net realized and
 unrealized gain
 (loss) on
 investments...........  (1,475,658)     476,182   444,270          --          --         --
                        -----------   ----------  --------  ----------  ----------   --------
Net increase in net
 assets resulting from
 operations............ $   244,537   $1,232,641  $627,306  $2,988,530  $1,687,016   $691,552
                        ===========   ==========  ========  ==========  ==========   ========



See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     YEARS AND PERIODS ENDED DECEMBER 31,


                                                        MID CAP VALUE SUBACCOUNT             SMALL/MID CAP GROWTH SUBACCOUNT
                                                  -----------------------------------   ----------------------------------------
                                                     1999         1998         1997        1999           1998           1997
                                                  -----------  ------------  ---------  ------------  -------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...........  $  110,190   $   120,469   $446,081   $ 1,421,656   $     142,469   $   878,600
 M Fund Inc.....................................          --            --         --            --              --            --
                                                  ----------   -----------   --------   -----------   -------------   -----------
Total investment income.........................     110,190       120,469    446,081     1,421,656         142,469       878,600
Expenses:
 Mortality and expense risks....................      68,611        45,020     11,421        32,995          34,432        35,934
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net investment income...........................      41,579        75,449    434,660     1,388,661         108,037       842,666
Net realized and unrealized gain (loss) on
 investments:
 Net realized gains (losses)....................    (860,332)     (538,516)   101,787        13,375         232,246       297,666
 Net unrealized appreciation (depreciation)
  during the period.............................   1,757,919      (830,390)   (39,717)   (1,001,208)        236,333      (730,748)
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net realized and unrealized gain (loss) on
 investments....................................     897,587    (1,368,906)    62,070      (987,833)        468,579      (433,082)
                                                  ----------   -----------   --------   -----------   -------------   -----------
Net increase (decrease) in net assets resulting
 from operations................................  $  939,166   $(1,293,457)  $496,730   $   400,828   $     576,616   $   409,584
                                                  ==========   ===========   ========   ===========   =============   ===========


                           REAL ESTATE EQUITY SUBACCOUNT           GROWTH & INCOME SUBACCOUNT
                        ----------------------------------   -------------------------------------
                          1999         1998         1997        1999          1998          1997
                        ----------  ------------  ---------  ------------  -----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I....... $ 544,845   $   305,783   $246,677   $23,565,679   $ 9,266,175   $5,917,063
 M Fund Inc............        --            --         --            --            --           --
                        ---------   -----------   --------   -----------   -----------   ----------
Total investment
 income................   544,845       305,783    246,677    23,565,679     9,266,175    5,917,063
Expenses:
 Mortality and expense
  risks................    29,468        22,716     13,879       715,377       290,361      169,135
                        ---------   -----------   --------   -----------   -----------   ----------
Net investment
 income................   515,377       283,067    232,798    22,850,302     8,975,814    5,747,928
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses).............  (735,504)     (454,979)   252,095     6,207,253     2,061,212    2,390,414
 Net unrealized
  appreciation
  (depreciation)
  during the period....    80,925      (698,676)   (13,488)   (5,814,839)    7,759,307      435,778
                        ---------   -----------   --------   -----------   -----------   ----------
Net realized and
 unrealized gain
 (loss) on
investments............  (654,579)   (1,153,655)   238,607       392,414     9,820,519    2,826,192
                        ---------   -----------   --------   -----------   -----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations............ $(139,202)  $  (870,588)  $471,405   $23,242,716   $18,796,333   $8,574,120
                        =========   ===========   ========   ===========   ===========   ==========



See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     YEARS AND PERIODS ENDED DECEMBER 31,


                                MANAGED SUBACCOUNT                 SHORT-TERM BOND SUBACCOUNT
                        ------------------------------------  ------------------------------------
                           1999          1998        1997        1999         1998          1997
                        ------------  ----------  ----------  -----------  ------------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I......  $11,251,980   $3,606,186  $1,879,954  $  957,614   $   977,164    $ 415,542
 M Fund Inc...........           --           --          --          --            --           --
                        -----------   ----------  ----------  ----------   -----------    ---------
Total investment
 income...............   11,251,980    3,606,186   1,879,954     957,614       977,164      415,542
Expenses:
 Mortality and expense
  risks...............      495,544      121,905      65,383      50,128        50,947       20,551
                        -----------   ----------  ----------  ----------   -----------    ---------
Net investment
 income...............   10,756,436    3,484,281   1,814,571     907,486       926,217      394,991
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses)............    2,233,258      278,186     171,318    (441,667)       24,740       35,294
 Net unrealized
  appreciation
  (depreciation)
  during the period...   (6,419,069)   1,791,231     715,231     (85,754)     (136,999)     (25,976)
                        -----------   ----------  ----------  ----------   -----------    ---------
Net realized and
 unrealized gain
 (loss) on
 investments..........   (4,185,811)   2,069,417     886,549    (527,421)     (112,259)       9,318
                        -----------   ----------  ----------  ----------   -----------    ---------
Net increase in net
 assets resulting from
 operations...........  $ 6,570,625   $5,553,698  $2,701,120  $  380,065   $   813,958    $ 404,309
                        ===========   ==========  ==========  ==========   ===========    =========


                                                              INTERNATIONAL OPPORTUNITIES
                           SMALL CAP VALUE SUBACCOUNT                  SUBACCOUNT
                        --------------------------------   ---------------------------------
                          1999        1998        1997        1999        1998        1997
                        ----------  ----------  ---------  ----------  ----------  ------------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I......  $ 409,324   $  47,350   $299,278   $2,096,195  $  103,399   $  69,078
 M Fund Inc...........         --          --         --           --          --          --
                        ---------   ---------   --------   ----------  ----------   ---------
Total investment
 income...............    409,324      47,350    299,278    2,096,195     103,399      69,078
Expenses:
 Mortality and expense
  risks...............     64,613      33,335      8,494       90,191      50,003      13,177
                        ---------   ---------   --------   ----------  ----------   ---------
Net investment
 income...............    344,711      14,015    290,784    2,006,004      53,396      55,901
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses)............   (979,002)     (9,919)    75,149    1,907,809     191,495      80,782
 Net unrealized
  appreciation
  (depreciation)
  during the
  period..............    325,684    (523,693)   (18,626)   3,818,953   1,108,416    (260,664)
                        ---------   ---------   --------   ----------  ----------   ---------
Net realized and
 unrealized gain
 (loss) on
 investments..........   (653,318)   (533,612)    56,523    5,726,762   1,299,911    (179,882)
                        ---------   ---------   --------   ----------  ----------   ---------
Net increase
 (decrease) in net
 assets resulting from
 operations...........  $(308,607)  $(519,597)  $347,307   $7,732,766  $1,353,307   $(123,981)
                        =========   =========   ========   ==========  ==========   =========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                              EQUITY INDEX SUBACCOUNT             GLOBAL BOND SUBACCOUNT
                        -----------------------------------  --------------------------------
                           1999         1998        1997        1999         1998       1997
                        -----------  ----------  ----------  ------------  --------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I......  $ 5,839,023  $1,337,750  $  409,920  $   460,088   $303,545   $ 74,850
 M Fund Inc...........           --          --          --           --         --         --
                        -----------  ----------  ----------  -----------   --------   --------
Total investment
 income...............    5,839,023   1,337,750     409,920      460,088    303,545     74,850
Expenses:
 Mortality and expense
  risks...............      335,573     126,021      31,223       35,321     19,894      3,820
                        -----------  ----------  ----------  -----------   --------   --------
Net investment
 income...............    5,503,450   1,211,729     378,697      424,767    283,651     71,030
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses)............    7,681,081     691,270     901,978     (204,675)    81,659      8,335
 Net unrealized
  appreciation
  (depreciation)
  during the
  period..............    4,678,509   6,098,919     392,256     (433,526)    43,608    (11,727)
                        -----------  ----------  ----------  -----------   --------   --------
Net realized and
 unrealized gain
 (loss) on
 investments..........   12,359,590   6,790,189   1,294,234     (638,201)   125,267     (3,392)
                        -----------  ----------  ----------  -----------   --------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations...........  $17,863,040  $8,001,918  $1,672,931  $  (213,434)  $408,918   $ 67,638
                        ===========  ==========  ==========  ===========   ========   ========


                                                             BRANDES INTERNATIONAL
                         TURNER CORE GROWTH SUBACCOUNT          EQUITY SUBACCOUNT
                        ------------------------------  ------------------------------
                           1999       1998      1997       1999       1998       1997
                        ----------  --------  --------  ----------  --------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I......  $1,349,358  $     --  $     --  $  549,978  $     --   $     --
 M Fund Inc...........          --    84,940    91,360          --   358,080     32,677
                        ----------  --------  --------  ----------  --------   --------
Total investment
 income...............   1,349,358    84,940    91,360     549,978   358,080     32,677
Expenses:
 Mortality and expense
  risks...............      33,920     7,737     4,071      34,297    14,434      7,502
                        ----------  --------  --------  ----------  --------   --------
Net investment
 income...............   1,315,438    77,203    87,289     515,681   343,646     25,175
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains...   1,038,462   156,278    76,711     507,727    89,337     12,541
 Net unrealize
  appreciation
  (depreciation)
  during the
  period..............   1,626,646   562,620    32,626   3,486,097    91,915    (26,022)
                        ----------  --------  --------  ----------  --------   --------
Net realized and
 unrealized gain
 (loss) on
 investments..........   2,665,108   718,898   109,337   3,993,824   181,252    (13,481)
                        ----------  --------  --------  ----------  --------   --------
Net increase in net
 assets resulting from
 operations...........  $3,980,546  $796,101  $196,626  $4,509,505  $524,898   $ 11,694
                        ==========  ========  ========  ==========  ========   ========



See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     YEARS AND PERIODS ENDED DECEMBER 31,


                          FRONTIER CAPITAL APPRECIATION
                                    SUBACCOUNT               ENHANCED U.S. EQUITY SUBACCOUNT
                        ---------------------------------   --------------------------------
                           1999       1998        1997         1999        1998        1997*
                        ----------  ----------  ----------  ----------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I......  $  487,465  $      --   $      --    $532,067    $     --     $    --
 M Fund Inc...........          --     34,738     128,190          --      72,302      15,335
                        ----------  ---------   ---------    --------    --------     -------
Total investment
 income...............     487,465     34,738     128,190     532,067      72,302      15,335
Expenses:
 Mortality and expense
  risks...............      37,471     24,841      10,040      13,930       4,069         478
                        ----------  ---------   ---------    --------    --------     -------
Net investment
 income...............     449,994      9,897     118,150     518,137      68,233      14,857
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses)............     624,068   (445,752)    614,358     264,436      87,723       4,177
 Net unrealized
  appreciation
  (depreciation)
  during the period...   3,431,408    432,064    (368,570)    151,562      89,677       6,844
                        ----------  ---------   ---------    --------    --------     -------
Net realized and
 unrealized gain
 (loss) on
 investments..........   4,055,476    (13,688)    245,788     415,998     177,400      11,021
                        ----------  ---------   ---------    --------    --------     -------
Net increase
 (decrease) in net
 assets resulting from
 operations...........  $4,505,470  $  (3,791)  $ 363,938    $934,135    $245,633     $25,878
                        ==========  =========   =========    ========    ========     =======



                              EMERGING
                           MARKETS EQUITY         GLOBAL EQUITY          BOND INDEX
                             SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                        --------------------   ------------------   --------------------
                           1999      1998**      1999     1998**      1999        1998**
                        ----------  ---------  --------  ---------  ----------  -----------
Investment income:
Distributions received
 from:
 John Hancock Variable
  Series Trust I......  $  137,724  $    522   $  6,063  $    491   $ 140,772    $ 23,842
 M Fund Inc...........          --        --         --        --          --          --
                        ----------  --------   --------  --------   ---------    --------
Total investment
 income...............     137,724       522      6,063       491     140,772      23,842
Expenses:
 Mortality and expense
  risks...............       5,465       387      1,859       339      10,636         937
                        ----------  --------   --------  --------   ---------    --------
 Net investment
  income..............    132,259       135      4,204       152     130,136      22,905
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses)............     663,998   (45,975)    82,873   (21,835)   (104,174)      1,002
 Net unrealized
  appreciation
  (depreciation)
  during the period...     432,248     2,289     47,295     4,812     (78,192)    (10,217)
                        ----------  --------   --------  --------   ---------    --------
Net realized and
 unrealized gain
 (loss) on
 investments..........   1,096,246   (43,686)   130,168   (17,023)   (182,366)    (9,215)
                        ----------  --------   --------  --------   ---------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations...........  $1,228,505  $(43,551)  $134,372  $(16,871)  $ (52,230)   $ 13,690
                        ==========  ========   ========  ========   =========    ========


---------
* From July 1, 1997 (commencement of operations).
** From May 1, 1998 (commencement of operations).

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                        SMALL/MID            HIGH YIELD
                                        CAP CORE                BOND
                                       SUBACCOUNT            SUBACCOUNT
                                   -------------------   --------------------
                                     1999      1998**      1999        1998**
                                   ---------  ---------  ----------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I......................... $ 54,784   $     --   $ 352,641    $ 88,721
 M Fund Inc.......................       --         --          --          --
                                   --------   --------   ---------    --------
Total investment income...........   54,784         --     352,641      88,721
Expenses:
 Mortality and expense risks......    2,073        535      12,206       1,962
                                   --------   --------   ---------    --------
Net investment income (loss)......   52,711       (535)    340,435      86,759
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses)......   65,733    (25,196)     42,365      64,824
 Net unrealized appreciation
  (depreciation) during the
  period..........................  (10,735)    18,718    (139,659)    149,416
                                   --------   --------   ---------    --------
Net realized and unrealized gain
 (loss) on investments............   54,998     (6,478)    (97,294)    214,240
                                   --------   --------   ---------    --------
Net increase (decrease) in net
 assets resulting from
 operations....................... $107,709   $ (7,013)  $ 243,141    $300,999
                                   ========   ========   =========    ========

---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENTS OF CHANGES IN NET ASSETS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                 LARGE CAP GROWTH SUBACCOUNT                   SOVEREIGN BOND SUBACCOUNT
                                          ------------------------------------------   -----------------------------------------
                                              1999           1998           1997           1999           1998           1997
                                          -------------  -------------  -------------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income.................   $ 17,233,439   $  6,143,421   $  2,793,242   $  2,725,206   $  2,097,345    $   816,558
 Net realized gains (losses)...........      5,003,007      1,750,881        619,721     (1,391,910)       185,230         80,538
 Net unrealized appreciation
  (depreciation) during the period.....     (2,053,672)     8,041,022      2,301,920     (1,837,190)      (378,058)        63,687
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations.............     20,182,774     15,935,324      5,714,883       (503,894)     1,904,517        960,783
From policyholder transactions:
 Net premiums from policyholders.......     75,667,981     29,859,648     20,264,849     74,595,720     38,567,292     21,324,560
 Net benefits to policyholders.........    (45,347,424)   (13,281,028)   (10,390,849)   (68,312,320)   (27,391,317)    (8,009,615)
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets resulting
 from policyholder transactions........     30,320,557     16,578,620      9,874,000      6,283,400     11,175,975     13,314,945
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net assets.............     50,503,331     32,513,944     15,588,883      5,779,506     13,080,492     14,275,728
Net assets at beginning of period......     65,018,220     32,504,276     16,915,393     32,541,967     19,461,475      5,185,747
                                          ------------   ------------   ------------   ------------   ------------    -----------
Net assets at end of period............   $115,521,551   $ 65,018,220   $ 32,504,276   $ 38,321,473   $ 32,541,967    $19,461,475
                                          ============   ============   ============   ============   ============    ===========



                                                       INTERNATIONAL EQUITY                            SMALL CAP
                                                         INDEX SUBACCOUNT                          GROWTH SUBACCOUNT
                                             ----------------------------------------   ----------------------------------------
                                                 1999          1998          1997           1999          1998           1997
                                             -------------  ------------  ------------  -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)..............  $    855,417   $ 1,885,059   $   389,020   $  3,637,734   $   (22,593)   $    (6,074)
 Net realized gains........................       753,750       152,030       244,810      2,548,944        58,729         21,707
 Net unrealized appreciation (depreciation)
  during the period........................     4,871,167        78,480    (1,219,540)     3,920,455     1,070,805        126,699
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations.................     6,480,334     2,115,569      (585,710)    10,107,133     1,106,941        142,332
From policyholder transactions:
 Net premiums from policyholders...........    53,332,374    10,034,119     8,150,400     52,637,861    12,088,047      2,870,481
 Net benefits to policyholders.............   (39,209,664)   (8,344,107)   (4,505,840)   (40,800,272)   (6,621,834)    (1,005,386)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions.................    14,122,710     1,690,012     3,644,560     11,837,589     5,466,213      1,865,095
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets.................    20,603,044     3,805,581     3,058,850     21,944,722     6,573,154      2,007,427
Net assets at beginning of period..........    12,595,630     8,790,049     5,731,199      9,078,106     2,504,952        497,525
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period................  $ 33,198,674   $12,595,630   $ 8,790,049   $ 31,022,828   $ 9,078,106    $ 2,504,952
                                             ============   ===========   ===========   ============   ===========    ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                  INTERNATIONAL BALANCED
                                                        SUBACCOUNT                           MID CAP GROWTH SUBACCOUNT
                                          --------------------------------------   ---------------------------------------------
                                             1999          1998          1997          1999            1998             1997
                                          ------------  ------------  -----------  --------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)..........   $   358,974   $   176,073   $   56,806   $   6,389,535   $   1,088,251    $      (8,287)
 Net realized gains....................        15,640        24,206        8,667       5,188,018         599,619            1,235
 Net unrealized appreciation
  (depreciation) during the period.....      (173,912)      147,461      (67,714)     15,078,681       1,184,263          486,186
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations.............       200,702       347,740       (2,241)     26,656,234       2,872,133          479,134
From policyholder transactions:
 Net premiums from policyholders.......     6,295,052     3,163,316    1,608,069      65,183,285      11,323,614        3,212,754
 Net benefits to policyholders.........    (5,007,225)   (1,882,974)    (282,878)    (41,018,347)     (5,132,055)        (915,459)
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase in net assets resulting
 from policyholder transactions........     1,287,827     1,280,342    1,325,191      24,164,938       6,191,559        2,297,295
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net increase in net assets.............     1,488,529     1,628,082    1,322,950      50,821,172       9,063,692        2,776,429
Net assets at beginning of period......     3,103,327     1,475,245      152,295      12,678,444       3,614,752          838,323
                                          -----------   -----------   ----------   -------------   -------------    -------------
Net assets at end of period............   $ 4,591,856   $ 3,103,327   $1,475,245   $  63,499,616   $  12,678,444    $   3,614,752
                                          ===========   ===========   ==========   =============   =============    =============



                                               LARGE CAP VALUE SUBACCOUNT                     MONEY MARKET SUBACCOUNT
                                        ----------------------------------------   ---------------------------------------------
                                            1999          1998          1997           1999            1998             1997
                                        -------------  ------------  ------------  --------------  --------------  ----------------
Increase (decrease) in net assets
 from operations:
 Net investment income...............   $  1,720,195   $   756,459   $   183,036   $   2,988,530   $   1,687,016    $     691,552
 Net realized gains..................        705,454       330,827       164,821              --              --               --
 Net unrealized appreciation
  (depreciation) during the period...     (2,181,112)      145,355       279,449              --              --               --
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase in net assets resulting
 from operations.....................        244,537     1,232,641       627,306       2,988,530       1,687,016          691,552
From policyholder transactions:
 Net premiums from policyholders.....     37,432,039    15,144,316     5,421,062     890,376,545     340,377,358      103,737,470
 Net benefits to policyholders.......    (27,199,179)   (4,937,583)   (1,620,578)   (918,869,964)   (269,723,839)    (100,296,756)
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions........................     10,232,860    10,206,733     3,800,484     (28,493,419)     70,653,519        3,440,714
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net increase (decrease) in net assets     10,477,397    11,439,374     4,427,790     (25,504,889)     72,340,535        4,132,266
Net assets at beginning of period....     16,629,520     5,190,146       762,356      86,511,658      14,171,123       10,038,857
                                        ------------   -----------   -----------   -------------   -------------    -------------
Net assets at end of period..........   $ 27,106,917   $16,629,520   $ 5,190,146   $  61,006,769   $  86,511,658    $  14,171,123
                                        ============   ===========   ===========   =============   =============    =============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNTS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                                     SMALL/MID CAP
                                                     MID CAP VALUE SUBACCOUNT                      GROWTH SUBACCOUNT
                                             ----------------------------------------   ----------------------------------------
                                                 1999          1998          1997           1999          1998           1997
                                             -------------  ------------  ------------  -------------  ------------  --------------
Increase in net assets from operations:
 Net investment income.....................  $     41,579   $    75,449   $   434,660   $  1,388,661   $   108,037    $   842,666
 Net realized gains (losses)...............      (860,332)     (538,516)      101,787         13,375       232,246        297,666
 Net unrealized appreciation (depreciation)
  during the period........................     1,757,919      (830,390)      (39,717)    (1,001,208)      236,333       (730,748)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from
 operations................................       939,166    (1,293,457)      496,730        400,828       576,616        409,584
From policyholder transactions:
 Net premiums from policyholders...........    32,024,751    18,837,112     6,323,061     11,809,133     4,563,154      8,511,081
 Net benefits to policyholders.............   (29,579,995)   (7,855,945)   (1,089,206)    (9,775,543)   (6,481,542)    (6,274,668)
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions..     2,444,756    10,981,167     5,233,855      2,033,590    (1,918,388)     2,236,413
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net increase (decrease) in net assets......     3,383,922     9,687,710     5,730,585      2,434,418    (1,341,772)     2,645,997
Net assets at beginning of period..........    15,754,611     6,066,901       336,316      7,491,413     8,833,185      6,187,188
                                             ------------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period................  $ 19,138,533   $15,754,611   $ 6,066,901   $  9,925,831   $ 7,491,413    $ 8,833,185
                                             ============   ===========   ===========   ============   ===========    ===========



                                               REAL ESTATE EQUITY SUBACCOUNT                 GROWTH & INCOME SUBACCOUNT
                                          ----------------------------------------   -------------------------------------------
                                              1999          1998          1997           1999            1998            1997
                                          -------------  ------------  ------------  --------------  -------------  ---------------
Increase in net assets from operations:
 Net investment income..................  $    515,377   $   283,067   $   232,798   $  22,850,302   $  8,975,814    $  5,747,928
 Net realized gains (losses)............      (735,504)     (454,979)      252,095       6,207,253      2,061,212       2,390,414
 Net unrealized appreciation
  (depreciation) during the period......        80,925      (698,676)      (13,488)     (5,814,839)     7,759,307         435,778
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations..............      (139,202)     (870,588)      471,405      23,242,716     18,796,333       8,574,120
From policyholder transactions:
 Net premiums from policyholders........    22,699,314     6,964,604     4,833,914     196,639,863     60,975,616      35,535,599
 Net benefits to policyholders..........   (18,093,640)   (5,513,221)   (2,393,463)   (106,763,955)   (31,360,866)    (21,776,809)
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase in net assets resulting
 from policyholder transactions.........     4,605,674     1,451,383     2,440,451      89,875,908     29,614,750      13,758,790
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net increase in net assets..............     4,466,472       580,795     2,911,856     113,118,624     48,411,083      22,332,910
Net assets at beginning of period.......     4,772,174     4,191,379     1,279,523      96,407,275     47,996,192      25,663,282
                                          ------------   -----------   -----------   -------------   ------------    ------------
Net assets at end of period.............  $  9,238,646   $ 4,772,174   $ 4,191,379   $ 209,525,899   $ 96,407,275    $ 47,996,192
                                          ============   ===========   ===========   =============   ============    ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,

                                                                                                    SHORT-TERM BOND
                                                       MANAGED SUBACCOUNT                             SUBACCOUNT
                                            ----------------------------------------   -----------------------------------------
                                                1999          1998          1997           1999           1998           1997
                                            ------------  ------------  ------------   -------------  -------------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income .................... $ 10,756,436   $ 3,484,281   $ 1,814,571   $    907,486   $    926,217    $   394,991
 Net realized gains (losses) ..............    2,233,258       278,186       171,318       (441,667)        24,740         35,294
 Net unrealized appreciation
  (depreciation) during the period ........   (6,419,069)    1,791,231       715,231        (85,754)      (136,999)       (25,976)
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase in net assets resulting from
 operations ...............................    6,570,625     5,553,698     2,701,120        380,065        813,958        404,309
From policyholder transactions:
 Net premiums from policyholders ..........  113,292,872    21,019,273    16,914,475     41,259,110     27,490,588     12,911,228
 Net benefits to policyholders ............  (34,219,380)   (8,281,600)   (9,357,535)   (49,156,693)   (21,534,195)    (4,234,624)
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions..   79,073,492    12,737,673     7,556,940     (7,897,583)     5,956,393      8,676,604
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net increase (decrease) in net assets .....   85,644,117    18,291,371    10,258,060     (7,517,518)     6,770,351      9,080,913
Net assets at beginning of period .........   40,066,692    21,775,321    11,517,261     19,246,506     12,476,155      3,395,242
                                            ------------   -----------   -----------   ------------   ------------    -----------
Net assets at end of period ............... $125,710,809   $40,066,692   $21,775,321   $ 11,728,988   $ 19,246,506    $12,476,155
                                            ============   ===========   ===========   ============   ============    ===========

                                                                                              INTERNATIONAL OPPORTUNITIES
                                                   SMALL CAP VALUE SUBACCOUNT                         SUBACCOUNT
                                             ---------------------------------------   -----------------------------------------
                                                 1999          1998          1997          1999           1998           1997
                                             ------------  ------------  -----------   -------------  -------------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income ..................... $    344,711   $    14,015   $  290,784   $  2,006,004   $     53,396    $    55,901
 Net realized gains (losses) ...............     (979,002)       (9,919)      75,149      1,907,809        191,495         80,782
 Net unrealized appreciation (depreciation)
  during the period ........................      325,684      (523,693)     (18,626)     3,818,953      1,108,416       (260,664)
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations .................     (308,607)     (519,597)     347,307      7,732,766      1,353,307       (123,981)
From policyholder transactions:
 Net premiums from policyholders ...........   39,172,672    11,420,833    4,182,527     43,216,216     23,844,756      8,906,153
 Net benefits to policyholders .............  (30,591,417)   (4,363,378)    (897,951)   (38,372,463)   (12,275,087)    (3,655,731)
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets resulting from
 policyholder transactions .................    8,581,255     7,057,455    3,284,576      4,843,753     11,569,669      5,250,422
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets .................    8,272,648     6,537,858    3,631,883     12,576,519     12,922,976      5,126,441
Net assets at beginning of period ..........   10,510,748     3,972,890      341,007     18,958,530      6,035,554        909,113
                                             ------------   -----------   ----------   ------------   ------------    -----------
Net assets at end of period ................ $ 18,783,396   $10,510,748   $3,972,890   $ 31,535,049   $ 18,958,530    $ 6,035,554
                                             ============   ===========   ==========   ============   ============    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                             EQUITY INDEX SUBACCOUNT
                                    -----------------------------------------
                                        1999           1998          1997
                                    ------------  -------------  ------------
Increase (decrease) in  net
 assets from operations:
 Net investment income............  $  5,503,450   $  1,211,729   $   378,697
 Net realized gains (losses)......     7,681,081        691,270       901,978
 Net unrealized appreciation
  (depreciation) during
  the period......................     4,678,509      6,098,919       392,256
                                    ------------  -------------  ------------

 Net increase (decrease) in net
 assets resulting from
 operations.......................    17,863,040      8,001,918     1,672,931
From policyholder transactions:
 Net premiums from
  policyholders...................   225,994,914     60,690,933    23,412,687
 Net benefits to
  policyholders...................  (147,909,470)   (31,166,123)   (9,622,006)
                                    ------------  -------------  ------------
Net increase in net assets
 resulting from policyholder
 transactions.....................    78,085,444     29,524,810    13,790,681
                                    ------------  -------------  ------------
Net increase in net assets........    95,948,484     37,526,728    15,463,612
Net assets at beginning of
 period...........................    53,964,647     16,437,919       974,307
                                    ------------  -------------  ------------
Net assets at end of period.......  $149,913,131   $ 53,964,647   $16,437,919
                                    ============   ============   ===========

[CAPTION]
                                              GLOBAL BOND SUBACCOUNT
                                   ------------------------------------------
                                        1999           1998          1997
                                   -------------   ------------  ------------
Increase (decrease) in net assets
 from operations:
 Net investment income............   $   424,767   $   283,651    $   71,030
 Net realized gains (losses)......      (204,675)       81,659         8,335
 Net unrealized appreciation
  (depreciation) during the
  period..........................      (433,526)       43,608       (11,727)
                                   -------------   -----------  ------------
Net increase (decrease) in net
 assets resulting from
 operations.......................      (213,434)      408,918        67,638
From policyholder transactions:
 Net premiums from
  policyholders ..................    11,387,398     9,258,713     1,828,179
 Net benefits to
  policyholders...................   (10,615,019)   (3,008,341)     (534,164)
                                   -------------   -----------  ------------
Net increase in net assets
 resulting from policyholder
 transactions.....................       772,379     6,250,372     1,294,015
                                   -------------   -----------  ------------
Net increase in net assets........       558,945     6,659,290     1,361,653
Net assets at beginning of
 period...........................     8,279,571     1,620,281       258,628
                                   -------------   -----------  ------------
Net assets at end of
 period........................... $   8,838,516   $ 8,279,571  $  1,620,281
                                   =============   ===========  ============






                                                                                                  BRANDES INTERNATIONAL
                                                    TURNER CORE GROWTH SUBACCOUNT                   EQUITY SUBACCOUNT
                                                --------------------------------------   ---------------------------------------
                                                   1999          1998          1997         1999           1998          1997
                                                ------------  ------------  -----------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income........................  $ 1,315,438   $    77,203   $   87,289   $   515,681   $    343,646   $    25,175
 Net realized gains...........................    1,038,462       156,278       76,711       507,727         89,337        12,541
 Net unrealized appreciation (depreciation)
  during the period...........................    1,626,646       562,620       32,626     3,486,097         91,915       (26,022)
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets resulting from
 operations...................................    3,980,546       796,101      196,626     4,509,505        524,898        11,694
From policyholder transactions:
 Net premiums from policyholders..............   23,098,524     4,779,974      743,622    12,134,533      5,520,633     2,484,010
 Net benefits to policyholders................   (9,308,254)   (1,690,860)    (580,027)   (5,569,496)    (2,041,375)   (1,088,249)
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets resulting from
 policyholder transactions....................   13,790,270     3,089,114      163,595     6,565,037      3,479,258     1,395,761
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net increase in net assets....................   17,770,816     3,885,215      360,221    11,074,542      4,004,156     1,407,455
Net assets at beginning of period.............    4,900,189     1,014,974      654,753     6,340,754      2,336,598       929,143
                                                -----------   -----------   ----------   -----------   ------------   -----------
Net assets at end of period...................  $22,671,005   $ 4,900,189   $1,014,974   $17,415,296   $  6,340,754   $ 2,336,598
                                                ===========   ===========   ==========   ===========   ============   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     YEARS AND PERIODS ENDED DECEMBER 31,


                                    FRONTIER CAPITAL APPRECIATION
                                              SUBACCOUNT
                               ----------------------------------------
                                   1999           1998          1997
                               ------------   -----------   -----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income..       $    449,994   $     9,897   $   118,150
 Net realized gains
  (losses)..............            624,068      (445,752)      614,358
 Net unrealized
  appreciation
  (depreciation)
  during the period.....          3,431,408       432,064      (368,570)
                               ------------   -----------   -----------
Net increase
 (decrease) in net
 assets resulting from
 operations.............          4,505,470        (3,791)      363,938
From policyholder
 transactions:
 Net premiums from
  policyholders.........         25,135,447    13,982,031    10,030,418
 Net benefits to
  policyholders.........        (22,331,613)   (9,695,520)   (5,969,436)
                               ------------   -----------   -----------
Net increase in net
 assets resulting from
 policyholder
 transactions...........          2,803,834     4,286,511     4,060,982
                               ------------   -----------   -----------
Net increase in net
 assets.................          7,309,304     4,282,720     4,424,920
Net assets at
 beginning of period....          9,675,718     5,392,998       968,078
                               ------------   -----------   -----------
Net assets at end of
 period.................       $ 16,985,022   $ 9,675,718   $ 5,392,998
                               ============   ===========   ===========


                                              ENHANCED U.S.
                                           EQUITY SUBACCOUNT
                               -----------------------------------------
                                   1999           1998           1997*
                               ------------   -----------     ----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income..       $    518,137   $    68,233     $  14,857
 Net realized gains
  (losses)..............            264,436        87,723         4,177
 Net unrealized
  appreciation
  (depreciation)
  during the period.....            151,562        89,677         6,844
                               ------------   -----------     ---------
Net increase
 (decrease) in net
 assets resulting from
 operations.............            934,135       245,633        25,878
From policyholder
 transactions:
 Net premiums from
  policyholders.........          6,480,741     3,031,309       475,503
 Net benefits to
  policyholders.........         (3,151,279)   (1,299,530)       (4,176)
                               ------------   -----------     ---------
Net increase in net
 assets resulting from
 policyholder
 transactions...........          3,329,462     1,731,779       471,327
                               ------------   -----------     ---------
Net increase in net
 assets.................          4,263,597     1,977,412       497,205
Net assets at
 beginning of period....          2,474,617       497,205             0
                               ------------   -----------     ---------
Net assets at end of
 period.................       $  6,738,214   $ 2,474,617     $ 497,205
                               ============   ===========     =========

                                                    EMERGING MARKETS             GLOBAL EQUITY                 BOND INDEX
                                                   EQUITY SUBACCOUNT               SUBACCOUNT                  SUBACCOUNT
                                               ---------------------------  -------------------------   -------------------------
                                                    1999         1998**         1999        1998**          1999         1998**
                                               -------------  ------------  ------------  -----------   ------------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income......................   $    132,259   $       135   $     4,204   $       152   $   130,136    $   22,905
 Net realized gains (losses)................        663,998       (45,975)       82,873       (21,835)     (104,174)        1,002
 Net unrealized appreciation (depreciation)
  during the period.........................        432,248         2,289        47,295         4,812       (78,192)      (10,217)
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations..................      1,228,505       (43,551)      134,372       (16,871)      (52,230)       13,690
From policyholder transactions:
 Net premiums from policyholders............     18,579,194     2,434,226     3,151,983     2,372,034     6,471,518     1,176,234
 Net benefits to policyholders..............    (16,271,324)   (2,203,670)   (2,613,505)   (2,191,135)   (2,358,694)     (124,467)
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions..................      2,307,870       230,556       538,478       180,899     4,112,824     1,051,767
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets..................      3,536,375       187,005       672,850       164,028     4,060,594     1,065,457
Net assets at beginning of period...........        187,005             0       164,028             0     1,065,457             0
                                               ------------   -----------   -----------   -----------   -----------    ----------
Net assets at end of period.................   $  3,723,380   $   187,005   $   836,878   $   164,028   $ 5,126,051    $1,065,457
                                               ============   ===========   ===========   ===========   ===========    ==========

---------
*  From July 1, 1997 (commencement of operations).
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      YEARS AND PERIODS ENDED DECEMBER 31,

                                             SMALL/MID CAP CORE             HIGH YIELD BOND
                                                 SUBACCOUNT                    SUBACCOUNT
                                          ------------------------   ----------------------------
                                              1999         1998**         1999          1998**
                                          ------------  -----------  -------------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss) ..............................   $    52,711   $     (535)  $    340,435    $    86,759
 Net realized gains
  (losses) ............................        65,733      (25,196)        42,365         64,824
 Net unrealized
  appreciation
  (depreciation)
  during the period ...................       (10,735)      18,718       (139,659)       149,416
                                          -----------   ----------   ------------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations ...........................       107,709       (7,013)       243,141        300,999
From policyholder
 transactions:
 Net premiums from
  policyholders .......................     5,817,483    1,089,030     19,870,990      6,683,673
 Net benefits to
  policyholders .......................    (5,611,532)    (778,864)   (20,368,501)    (2,457,088)
                                          -----------   ----------   ------------    -----------
Net increase
 (decrease) in net
 assets resulting from
 policyholder
 transactions .........................       205,951      310,166       (497,511)     4,226,585
                                          -----------   ----------   ------------    -----------
Net increase
 (decrease) in net
 assets ...............................       313,660      303,153       (254,370)     4,527,584
Net assets at
 beginning of period ..................       303,153            0      4,527,584              0
                                          -----------   ----------   ------------    -----------
Net assets at end of
 period ...............................   $   616,813   $  303,153   $  4,273,214    $ 4,527,584
                                          ===========   ==========   ============    ===========


---------
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

1. ORGANIZATION

   John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE and High Yield Bond Portfolios. Each Portfolio has a different investment objective.

   The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

   The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

   Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

   The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

 Expenses

   JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

   JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

   Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At December 31, 1999, there were no outstanding policy loans.

3. TRANSACTION WITH AFFILIATES

   John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

   Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

4. DETAILS OF INVESTMENTS

   The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1999 were as follows:


                   PORTFOLIO           SHARES OWNED      COST          VALUE
                                       ------------  ------------  -------------
Large Cap Growth ..................      4,226,550   $108,181,136   $115,521,551
Sovereign Bond ....................      4,200,440     40,512,273     38,321,473
International Equity Index ........      1,689,937     29,224,059     33,198,674
Small Cap Growth ..................      1,622,919     25,907,535     31,022,828
International Balanced ............        428,930      4,680,715      4,591,856
Mid Cap Growth ....................      2,172,468     46,744,046     63,499,616
Large Cap Value ...................      2,009,306     28,839,671     27,106,917
Money Market ......................      6,100,677     61,006,768     61,006,769
Mid Cap Value .....................      1,497,913     18,236,811     19,138,533
Small/Mid Cap Growth ..............        707,222     10,888,164      9,925,831
Real Estate Equity ................        805,182      9,643,804      9,238,646
Growth & Income ...................     10,470,370    207,387,033    209,525,899
Managed ...........................      8,137,552    130,087,567    125,710,809
Short-Term Bond ...................      1,206,452     11,963,663     11,728,988
Small Cap Value ...................      1,720,546     18,985,985     18,783,396
International Opportunities .......      2,078,452     26,831,679     31,535,049
Equity Index ......................      7,327,855    138,687,664    149,913,131
Global Bond .......................        900,154      9,240,752      8,838,516
Turner Core Growth ................        988,705     20,433,059     22,671,005
Brandes International Equity ......      1,122,129     13,875,593     17,415,296
Frontier Capital Appreciation .....        804,225     13,485,020     16,985,022
Enhanced U.S. Equity ..............        321,327      6,490,133      6,738,214
Emerging Markets Equity ...........        303,646      3,288,843      3,723,380
Global Equity .....................         68,965        784,773        836,878
Bond Index ........................        550,115      5,214,459      5,126,051
Small/Mid Cap CORE ................         62,841        608,830        616,813
High Yield Bond ...................        475,514      4,263,457      4,273,214

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund and of M Fund during 1999 were as follows:

                          PORTFOLIO            PURCHASES          SALES
                          ---------          ------------    --------------
     Large Cap Growth ..................     $ 62,265,535     $ 14,711,539
     Sovereign Bond ....................       38,288,617       29,280,010
     International Equity Index ........       32,519,440       17,541,313
     Small Cap Growth ..................       27,757,302       12,281,978
     International Balanced ............        3,415,587        1,768,784
     Mid Cap Growth ....................       45,338,211       14,783,738
     Large Cap Value ...................       22,257,609       10,304,554
     Money Market ......................      304,141,849      329,646,739
     Mid Cap Value .....................       15,413,952       12,927,617
     Small/Mid Cap Growth ..............        8,759,614        5,337,363
     Real Estate Equity ................       13,375,520        8,254,469
     Growth & Income ...................      144,949,345       32,223,136
     Managed ...........................      111,633,323       21,803,394
     Short-Term Bond ...................       17,352,671       24,342,768
     Small Cap Value ...................       16,062,747        7,136,780
     International Opportunities .......       24,767,973       17,918,215
     Equity Index ......................      124,086,502       40,497,607
     Global Bond .......................       10,322,531        9,125,384
     Turner Core Growth ................       20,980,047        5,874,338
     Brandes International Equity ......       10,664,333        3,583,615
     Frontier Capital Appreciation .....       13,387,462       10,133,633
     Enhanced U.S. Equity ..............        5,925,334        2,077,734
     Emerging Markets Equity ...........        9,682,573        7,242,444
     Global Equity .....................        2,167,637        1,624,954
     Bond Index ........................        5,900,997        1,658,038
     Small/Mid Cap CORE ................        3,312,578        3,053,916
     High Yield Bond ...................       11,898,171       12,055,248

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

5. NET ASSETS

   Accumulation shares attributable to net assets of policyholders and accumulation share values for each subaccount at December 31, 1999 were as follows:


                                       VEP CLASS #1                VEP CLASS #2                VEP CLASS #3
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth ............        432,627      $34.19        442,008      $34.29        156,934      $34.39
Sovereign Bond ..............        226,496       13.80        170,995       13.84         28,389       13.88
International Equity Index ..        205,346       17.52        163,712       17.58          4,631       17.63
Small Cap Growth ............        151,029       21.68        131,551       21.71         42,832       21.76
International Balanced ......         21,487       13.28         25,817       13.30         12,453       13.33
Mid Cap Growth ..............        202,405       35.56        145,034       35.62         45,513       35.69
Large Cap Value .............        191,629       16.15        140,376       16.18          4,476       16.21
Money Market ................        613,611       13.08      1,102,161       13.12        347,735       13.15
Mid Cap Value ...............        106,938       14.05         45,955       14.08          2,990       14.10
Small/Mid Cap Growth ........         83,852       19.77         90,674       19.83         41,701       19.88
Real Estate Equity ..........         94,768       14.40         68,355       14.44          2,732       14.49
Growth & Income .............        945,411       30.90        579,234       31.00        212,540       31.09
Managed .....................        554,374       20.88        279,936       20.94         23,988       21.00
Short-Term Bond .............         94,078       12.97         84,892       13.00          7,712       13.04
Small Cap Value .............        114,641       12.30         82,461       12.33         55,278       12.35
International
 Opportunities ..............        115,902       16.52        159,219       16.55          2,521       16.58
Equity Index ................        442,683       23.06        565,394       23.10        189,577       23.14
Global Bond .................         55,090       12.15         48,036       12.17         16,751       12.19
Turner Core Growth ..........         31,697       28.29         15,337       28.36             --          --
Brandes International
 Equity .....................         18,319       16.91         33,342       16.94             --          --
Frontier Capital
 Appreciation ...............         20,409       22.75         13,182       22.80             --          --
Enhanced U.S. Equity ........          3,102       17.47             --       17.50             --          --
Emerging Markets Equity .....         31,332       12.77        114,481       12.78          4,803       12.79
Global Equity ...............         11,223       12.22         15,873       12.23            777       12.24
Bond Index ..................         99,617       10.34         99,264       10.34         64,039       10.35
Small/Mid Cap CORE ..........         12,833       10.76          3,271       10.77          4,416       10.78
High Yield Bond .............         51,021       10.09         40,169       10.10             --          --

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                     V COLI  CLASS #4            V COLI  CLASS #5            V COLI CLASS #6
                                --------------------------  --------------------------  --------------------------
                                ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
          ---------             ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth ..............     646,018     $   34.50      282,553     $  34.49       252,596     $     34.52
Sovereign Bond ................      17,426         14.64      538,047        14.66       335,449           14.67
International Equity Index ....      63,956         16.24      130,903        16.26       235,165           16.28
Small Cap Growth ..............      90,088         22.04       39,929        22.05        38,804           22.07
International Balanced ........      68,220         13.50        6,065        13.51        54,964           13.52
Mid Cap Growth ................     146,264         36.15      124,116        36.18         5,992           36.19
Large Cap Value ...............     151,753         16.42      133,066        16.43       416,273           16.44
Money Market ..................     218,714         13.01        5,906        13.02       136,140           13.04
Mid Cap Value .................      69,726         14.29       24,485        14.30       281,375           14.30
Small/Mid Cap Growth ..........      27,983         19.77          958        19.79        42,902           19.81
Real Estate Equity ............      58,475         14.92        4,323        14.93       203,728           14.95
Growth & Income ...............     641,268         30.84      447,326        30.87        16,723           30.91
Managed .......................     162,478         21.64       83,071        21.66       150,514           21.68
Short-Term Bond ...............      99,163         13.21      351,710        13.22            --              --
Small Cap Value ...............      32,245         12.51       49,419        12.52       281,896           12.53
International Opportunities ...     203,225         16.80      157,727        16.80        74,340           16.81
Equity Index ..................     324,024         23.44       37,253        23.46       533,298           23.47
Global Bond ...................      54,500         12.35        9,809        12.36            --              --
Turner Core Growth ............       7,772         28.80       12,496        28.83            --              --
Brandes International Equity ..     104,626         17.21       81,372        17.23        42,458           17.25
Frontier Capital
 Appreciation .................      74,553         23.16       62,806        23.18            --              --
Enhanced U.S. Equity ..........      13,962         17.68            1        17.68            --              --
Emerging Markets Equity .......          --            --       24,692        12.87            --              --
Global Equity .................          --            --           --        12.32            --              --
Bond Index ....................       2,519         10.42       10,132        10.42            --              --
Small/Mid Cap CORE ............          --            --           --        10.84            --              --
High Yield Bond ...............       1,998         10.18          310        10.18        85,180           10.18

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               MEDALLION EXECUTIVE VLI CLASS #7         MVEP CLASS #8               MVUL CLASS #9
                              ---------------------------------   --------------------------  --------------------------
                                ACCUMULATION      ACCUMULATION    ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
         PORTFOLIO                 SHARES         SHARE VALUES       SHARES     SHARE VALUES     SHARES      SHARE VALUES
         ---------            ----------------  ----------------  ------------  ------------  ------------  --------------
Large Cap Growth ..........          92,840         $79.68           781,223       $24.82        213,207        $22.10
Sovereign Bond ............          57,389          23.69           765,173        12.44        500,049         11.71
International Equity
 Index ....................         113,572          27.55           780,218        15.05        200,089         15.54
Small Cap Growth ..........         193,672          21.70           298,417        21.90        197,401         24.61
International Balanced ....          52,288          13.29            41,158        13.41         36,634         12.85
Mid Cap Growth ............         168,579          35.59           383,762        35.92        103,210         39.83
Large Cap Value ...........         269,931          16.17           125,284        16.31        115,052         13.95
Money Market ..............         280,073          18.10           339,940        11.94        435,648         11.42
Mid Cap Value .............         412,439          14.06           242,213        14.19         70,954         12.00
Small/Mid Cap Growth ......           3,416          19.80           257,950        12.63         33,652         12.85
Real Estate Equity ........          39,901          22.14           116,040        12.27         38,147          9.54
Growth & Income ...........         828,857          68.13         1,383,220        21.88        552,475         19.13
Managed ...................       2,321,332          39.65           236,592        16.81        102,294         15.37
Short-Term Bond ...........          63,598          12.99            63,326        11.93         95,428         11.43
Small Cap Value ...........         473,526          12.32           281,097        12.43         87,362         11.80
International
 Opportunities ............         559,454          16.54           227,841        16.68        335,763         15.97
Equity Index ..............         477,728          23.08         1,251,427        23.29        598,377         19.87
Global Bond ...............         146,786          12.16            62,185        12.27        258,673         11.58
Turner Core Growth ........              --             --           229,705        25.66         76,087         24.67
Brandes International
 Equity ...................              --             --           495,542        16.53         58,572         17.67
Frontier Capital
 Appreciation .............              --             --           405,890        19.23        119,967         18.62
Enhanced U.S. Equity ......              --             --           145,784        17.59        139,459         17.59
Emerging Markets Equity ...          45,954          12.77            18,062        12.82         40,257         12.82
Global Equity .............           2,967          12.23             4,588        12.28         29,228         12.28
Bond Index ................          18,855          10.34            12,439        10.38            185         10.38
Small/Mid Cap CORE ........              --             --            16,742        10.81            477         10.81
High Yield Bond ...........          34,470          10.10            82,547        10.14         72,026         10.14

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                        MVUL 98 CLASS #10           MVEP 98 CLASS #11           MEVL II CLASS #12
                                   --------------------------  --------------------------  --------------------------
                                   ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
            PORTFOLIO                 SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
            ---------              ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth ............         221,057       $22.10        133,186       $24.82          --             --
Sovereign Bond ..............         122,492        11.71         96,742        12.44          --             --
International Equity Index ..          40,197        15.54         68,833        15.05          --             --
Small Cap Growth ............         158,068        24.61         34,357        21.90          --             --
International Balanced ......          22,819        12.85          3,040        13.41          --             --
Mid Cap Growth ..............         291,628        39.83        111,636        35.92          --             --
Large Cap Value .............          66,485        13.95         73,993        16.31          --             --
Money Market ................         575,670        11.42        718,107        11.94          --             --
Mid Cap Value ...............          62,352        11.99         52,021        14.19          --             --
Small/Mid Cap Growth ........          15,710        12.85         20,460        12.63          --             --
Real Estate Equity ..........          10,691         9.54          7,405        12.27          --             --
Growth & Income .............       1,047,922        19.13        196,321        21.88          --             --
Managed .....................          55,779        15.37         43,618        16.81          --             --
Short-Term Bond .............          26,887        11.43         31,697        11.93          --             --
Small Cap Value .............          22,247        11.80         40,374        12.43          --             --
International
 Opportunities ..............          39,238        15.97         35,379        16.68          --             --
Equity Index ................       1,960,860        19.87        440,030        23.29          --             --
Global Bond .................          35,346        11.58         51,458        12.27          --             --
Turner Core Growth ..........         377,311        24.67        142,883        25.66          --             --
Brandes International
 Equity .....................          82,135        17.67        116,504        16.53          --             --
Frontier Capital
 Appreciation ...............          90,807        18.62         69,320        20.00          --             --
Enhanced U.S. Equity ........          48,887        17.59         30,852        17.59          --             --
Emerging Markets Equity .....           7,584        12.82          3,832        12.82          --             --
Global Equity ...............           1,070        12.28          2,561        12.28          --             --
Bond Index ..................         137,733        10.38         46,924        10.38          --             --
Small/Mid Cap CORE ..........          10,536        10.81          8,881        10.81          --             --
High Yield Bond .............          15,036        10.14         38,875        10.14          --             --

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                      VEP CLASS #13
                                --------------------------
                                ACCUMULATION   ACCUMULATION
          PORTFOLIO                SHARES      SHARE VALUES
          ---------             ------------  --------------
Large Cap Growth ............        --             --
Sovereign Bond ..............        --             --
International Equity Index ..        --             --
Small Cap Growth ............        --             --
International Balanced ......        --             --
Mid Cap Growth ..............        --             --
Large Cap Value .............        --             --
Money Market ................        --             --
Mid Cap Value ...............        --             --
Small/Mid Cap Growth ........        --             --
Real Estate Equity ..........        --             --
Growth & Income .............        --             --
Managed .....................        --             --
Short-Term Bond .............        --             --
Small Cap Value .............        --             --
International
 Opportunities ..............        --             --
Equity Index ................        --             --
Global Bond .................        --             --
Turner Core Growth ..........        --             --
Brandes International
 Equity .....................        --             --
Frontier Capital
 Appreciation ...............        --             --
Enhanced U.S. Equity ........        --             --
Emerging Markets Equity .....        --             --
Global Equity ...............        --             --
Bond Index ..................        --             --
Small/Mid Cap CORE ..........        --             --
High Yield Bond .............        --             --

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES


  This index should help you locate more information about many of the important concepts in this prospectus.

KEY WORD OR PHRASE                                                         PAGE

Account ...............................................................     29
account value .........................................................      8
Additional Sum Insured ................................................     14
asset-based risk charge ...............................................      9
attained age ..........................................................      9
Basic Sum Insured .....................................................     14
beneficiary ...........................................................     39
business day ..........................................................     30
changing Option A or B ................................................     16
changing the Total Sum Insured ........................................     16
charges ...............................................................      8
Code ..................................................................     35
cost of insurance rates ...............................................      9
date of issue .........................................................     31
death benefit .........................................................      5
deductions ............................................................      8
expenses of the Trusts ................................................     10
fixed investment option ...............................................     30
full surrender ........................................................     13
fund ..................................................................      2
grace period ..........................................................      7
guaranteed death benefit feature ......................................      7
Guaranteed Death Benefit Premium ......................................      7
insurance charge ......................................................      9
insured person ........................................................      5
investment options ....................................................      1
JHVLICO ...............................................................     29
lapse .................................................................      7
loan ..................................................................     13
loan interest .........................................................     14
maximum premiums ......................................................      6
Minimum Initial Premium ...............................................     30
minimum insurance amount ..............................................     15
minimum premiums ......................................................      6
modified endowment ....................................................     36
monthly deduction date ................................................     31
Option A; Option B ....................................................     15
optional benefits .....................................................     16
owner .................................................................      5
partial withdrawal ....................................................     13
partial withdrawal charge .............................................     10
payment options .......................................................     17
Planned Premium .......................................................      6
policy anniversary ....................................................     31
policy year ...........................................................     31
premium; premium payment ..............................................      5
prospectus ............................................................      3
receive; receipt ......................................................     19
reinstate; reinstatement ..............................................      7
sales charge ..........................................................      9
SEC ...................................................................      2
Separate Account S ....................................................     29
Servicing Office ......................................................      2
special loan account ..................................................     14
subaccount ............................................................     29
surrender .............................................................     13
surrender value .......................................................     13
Target Premium ........................................................      9
tax considerations ....................................................     35
telephone transfers ...................................................     20
Total Sum Insured .....................................................     14
transfers of account value ............................................     12
Trusts ................................................................      2
variable investment options ...........................................      1
we; us ................................................................     29
withdrawal ............................................................     13
withdrawal charges ....................................................     10
you; your .............................................................      5